           As filed with the Securities and Exchange Commission on April 6, 2011

                                            1933 Act Registration No. 033-25990

                                            1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 42 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 107 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                              Multi-Fund (Reg. TM)

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                            Nicole S. Jones, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2011, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _______________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

Lincoln National Variable Annuity Account C
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-800-454-6265

This prospectus describes an individual flexible premium deferred annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln
Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value to provide retirement income that you cannot outlive or for an agreed upon time.

These benefits may be a variable or fixed amount, if available, or a combination of both. If the annuitant dies before the annuity commencement date, we will pay your beneficiary a death benefit.


Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum purchase payment requirement for each contract will not exceed:

1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent purchase payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per purchase payment).


Purchase payments in total may not equal or exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time if your plan permits until the annuity commencement date, the maturity date, the surrender of the contract, or payment of any death benefit, whichever comes first.


You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account C (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth and Income Portfolio
American Century Investments Variable Products (Class I):
     American Century VP Inflation Protection Fund
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class I)
     BlackRock Global Allocation V.I. Fund
Delaware VIP (Reg. TM) Trust (Standard Class):
     Delaware VIP (Reg. TM) Diversified Income Series
   Delaware VIP (Reg. TM) High Yield Series
     Delaware VIP (Reg. TM) REIT Series

     Delaware VIP (Reg. TM) Smid Cap Growth Series
(formerly Delaware VIP (Reg. TM) Trend Series)
     Delaware VIP (Reg. TM) Value Series

Delaware VIP (Reg. TM) Trust (Service Class):
     Delaware VIP (Reg. TM) Small Cap Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation Plus VIP Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

     LVIP Delaware Diversified Floating Rate Fund*
     LVIP Vanguard Domestic Equity ETF Fund*
     LVIP Vanguard International Equity ETF Fund*

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Global Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund

     LVIP SSgA Global Tactical Allocation Fund
     (formerly LVIP Wilshire Aggressive Profile Fund)

     LVIP SSgA International Index Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Wells Fargo Intrinsic Value Fund
     LVIP 2010 Profile Fund
     (formerly LVIP Wilshire 2010 Profile Fund)
     LVIP 2020 Profile Fund
     (formerly LVIP Wilshire 2020 Profile Fund)
     LVIP 2030 Profile Fund
     (formerly LVIP Wilshire 2030 Profile Fund)
     LVIP 2040 Profile Fund
     (formerly LVIP Wilshire 2040 Profile Fund)
     LVIP 2050 Profile Fund*
     LVIP Conservative Profile Fund
     (formerly LVIP Wilshire Conservative Profile Fund)
     LVIP Moderate Profile Fund
     (formerly LVIP Wilshire Moderate Profile Fund)
     LVIP Moderately Aggressive Profile Fund
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio

PIMCO Variable Insurance Trust (Administrative Class):
PIMCO VIT Total Return Portfolio*

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.


**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2011

Table of Contents




Item                                                                                        Page
Special Terms                                                                                5
Expense Tables                                                                               7
Summary of Common Questions                                                                 11
The Lincoln National Life Insurance Company                                                 14
Fixed Side of the Contract                                                                  14
Variable Annuity Account (VAA)                                                              15
Investments of the VAA                                                                      15
Charges and Other Deductions                                                                19
 Surrender Charge                                                                           20
 Additional Information                                                                     22
The Contracts                                                                               29
 Transfers On or Before the Annuity Commencement Date                                       31
 Surrenders and Withdrawals                                                                 33
 Death Benefit Before the Annuity Commencement Date                                         34
 Investment Requirements                                                                    36
 Living Benefit Riders                                                                      41
 Lincoln Lifetime IncomeSM Advantage 2.0 (for Non-Qualified Contracts or IRAs only)         41
 Lincoln Lifetime IncomeSM Advantage (for Non-Qualified Contracts or IRAs only)             49
 Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)      59
 i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs                            64
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage (for Non-Qualified Contracts     68
  or IRAs only)
 i4LIFE (Reg. TM) Advantage for Qualified Contracts                                         72
 4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)                      77
 Annuity Payouts                                                                            82
Distribution of the Contracts                                                               89
Federal Tax Matters                                                                         90
Additional Information                                                                      95
 Voting Rights                                                                              95
 Return Privilege                                                                           96
 Other Information                                                                          97
 Legal Proceedings                                                                          97
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account C                                             98
Appendix A - Condensed Financial Information                                                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by you to receive any death benefit paid if the annuitant dies before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if the annuitant dies.

FINRA - Financial Industry Regulatory Authority.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.


Lincoln Lifetime IncomeSM Advantage 2.0 - Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.


Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Purchase payments - Amounts paid into the contract.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

The maximum surrender charge (contingent deferred sales charge) as a percentage of a contract value (for single premium and periodic premium contracts), or of purchase payments (for flexible premium contracts), surrendered/withdrawn:


Contractowner Transaction Expenses:



  o   7.0%*      (single and
                 flexible)
  o   8.0%*      (periodic)

*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: Periodic Multi-Fund (Reg. TM) 1, and Flexible Premium Multi-Fund (Reg. TM) 2 Contract Only: $25

Loan set-up fee : $35 (if you participate in a group retirement plan that allows for loans and such fee is permissible by law)


Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):

                                           With Enhanced Guaranteed      Without Enhanced Guaranteed
                                           Minimum death                 Minimum death
                                           benefit (EGMDB)               benefit (EGMDB)
                                           --------------------------    ----------------------------
o   Mortality and expense risk charge               1.002%*                        1.002%*
o   Enhanced death benefit charge                   0.300%                          0.000%
                                                     -----                          -----
o   Total annual charge for each
    subaccount                                      1.302%                          1.002%

*Assets invested in the Delaware VIP Value Series on and after May 1, 2009 will have a mortality and expense risk charge of 0.952%.


Optional Rider Charges (only one rider may be elected at a time unless otherwise stated):


Lincoln Lifetime IncomeSM Advantage 2.0 (for Non-Qualified Contracts or IRAs only):



                                                                  Lincoln Lifetime IncomeSM
                                                                        Advantage 2.0
                                                                 Single or Joint Life Option
                                                                ----------------------------
  o   Guaranteed maximum annual percentage charge*                         2.00%
  o   Current annual percentage
      charge joint life option*                                            1.25%
  o   Current annual percentage charge single life option*                 1.05%



*The annual percentage charge is assessed against the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. These changes to the Income Base are discussed below. This charge is deducted from the contract value on a quarterly basis.



Lincoln Lifetime IncomeSM Advantage (for Non-Qualified Contracts or IRAs only)+:

                                        Lincoln Lifetime IncomeSM
                                               Advantage+
                                       Single or Joint Life Option
                                      ----------------------------
o   Guaranteed maximum annual
    percentage charge*                           1.50%
o   Current annual percentage
    charge* **                                   0.90%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*+                                       0.15%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up (if applicable to your contract) and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.


+As of December 31, 2010, the Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase.



Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only):


                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.



4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only):




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.



Optional Living Benefit Rider Charges - i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) cannot be elected with any other Living Benefit rider except as set forth below.





i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit :* For Qualified Contracts Only   0.48%




* As an annuatized percentage of Account Value deducted on a monthly basis (0.04% per month). This charge is in addition to the periodic expenses set forth in earlier Expense Tables and is not available with the Enhanced Guaranteed Minimum Death Benefit. This charge applies on or after the Periodic Income Commencement Date.







i4LIFE (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs) can be elected with or without one of the following Guaranteed Income Benefits.





   i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):* For Non-Qualified
                                     Contracts and IRAs Only
Account Value Death Benefit                                                                1.302%

   i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):* For Non-Qualified
                                     Contracts and IRAs Only
Enhanced Guaranteed Minimum Death Benefit (EGMDB)                                          1.652%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information.





 i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):* For
                    Non-Qualified Contracts and IRAs Only
                                                     Single Life   Joint Life
Account Value Death Benefit
  Guaranteed Maximum Charge                            3.302%       3.302%
  Current Charge                                       1.952%       2.152%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                            3.652%       3.652%
  Current Charge                                       2.302%       2.502%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect at the time of an automatic step-up, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.





 i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit
(versions 1, 2 and 3)*: For Non-Qualified Contracts and IRAs
                           Only
Account Value Death Benefit
  Guaranteed Maximum Charge                         2.802%
  Current Charge                                    1.802%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                         3.152%
  Current Charge                                    2.152%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg.
   TM) Advantage Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage
  Guaranteed Income Benefit for purchasers who previously
          purchased 4LATER (Reg. TM) Advantage:*
         For Non-Qualified Contracts and IRAs Only
Account Value Death Benefit
  Guaranteed Maximum Charge                         2.802%
  Current Charge                                    1.952%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge                         3.152%
  Current Charge                                    2.302%




* As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the periodic income commencement date. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.





i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime
IncomeSM Advantage 2.0: For Non-Qualified Contracts and IRAs Only                          Single Life   Joint Life
Account Value Death Benefit plus                                                            1.002%*       1.002%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%
Enhanced Guaranteed Minimum Death Benefit (EGMDB) plus                                      1.302%*       1.302%*
  Guaranteed Maximum Charge**                                                                2.00%         2.00%
  Current Charge**                                                                           1.05%         1.25%




* As a percentage of average daily net assets in the subaccounts. This charge is assessed on and after the periodic income commencement date. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0.

** As an annualized percentage of the greater of contract value or the Income
   Base (carried over from Lincoln Lifetime IncomeSM Advantage 2.0 less the Guaranteed Annual Income amounts paid since the last step-up). This charge is deducted from contract value on a quarterly basis and only on and after the periodic income commencement date. The charge may be increased upon an automatic annual step-up and decreased upon an Excess Withdrawal.





The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the annuity commencement date:



          Periodic Charges on and after the Annuity Commencement Date





Mortality and expense risk charge and administrative charge    1.002%



The next table describes the maximum Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the annuity commencement date:





Maximum Lincoln SmartIncomeSMInflation Unscheduled Payment charge (as a percentage of the
  Unscheduled Payment) For Non-Qualified Contracts                                          7.0%



 The Unscheduled Payment charge percentage is reduced over time. The later the Unscheduled Payment occurs, the lower the charge with respect to that Unscheduled Payment. A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation. See The Contracts - Annuity Payouts for a detailed description of Lincoln SmartIncomeSMInflation.




The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2010. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         2.94%        0.30%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        1.74%        0.30%


EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable period:




              Periodic   Single     MF2     MF3 & MF4
             ---------- -------- --------- ----------
    1 year     $1,436    $1,337   $1,327     $1,327
   3 years      2,709     2,421    2,395      2,395
   5 years      3,990     3,529    3,480      3,480
  10 years      6,911     6,589    6,469      6,469


2) If you do not surrender your contract at the end of the applicable time period:




              Periodic   Single     MF2    MF3 & MF4
             ---------- -------- -------- ----------
    1 year     $  644    $  644   $  627    $  627
   3 years      1,942     1,942    1,895     1,895
   5 years      3,253     3,253    3,180     3,180
  10 years      6,589     6,589    6,469     6,469

The Expense Tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For the single premium deferred contract and the flexible premium (Multi-Fund (Reg. TM) 2,3,4) deferred contracts, the examples assume that an enhanced death benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect. Without this benefit, expenses would be lower.


For more information, See Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. We also reserve the right to impose a charge on transfers between subaccounts and to and from the fixed account. Currently, there is no charge. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage, Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Guaranteed Income Benefit and Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual annuity contract between you and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.


What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. See Charges and Other Deductions.

If you withdraw account value, you pay a surrender charge from 0% to 8.0%, depending upon how many contract years have elapsed (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

Charges may also be imposed during the regular income or annuity payout period, including if you elect i4LIFE (Reg. TM) Advantage. See The Contracts and Annuity Payouts.

Each fund pays a management fee based on its average daily net asset value. See Investments of the Variable Annuity Account-Investment Adviser. Each fund also has additional operating expenses. These are described in the Prospectuses for the fund.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts for each type of contract, your payments may be flexible. See The Contracts-Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if the annuitant dies before I annuitize? The death benefit provision applicable under your contract depends on whether your contract is a single premium deferred, flexible premium deferred or periodic premium deferred contract. See The Contracts-Death Benefit.

May I transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage (each a withdrawal benefit rider) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided with this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? (for Non-Qualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base, automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage? (for Non-Qualified Contracts or IRAs only) Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln Lifetime IncomeSM Advantage Plus? (for Non-Qualified Contracts and IRAs only) Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale (except in a limited number of states).


What is the Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the

Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg.
TM) Advantage with any other living benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase, that provides periodic variable lifetime income payments, a death benefit, and the ability to make purchase payments (IRA contracts only) and withdrawals during a defined period of time. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase. For qualified contracts, the Guaranteed Income Benefit is included in the election of i4LIFE (Reg. TM) Advantage.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. For non-qualified contracts and IRAs, the i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. The i4LIFE (Reg. TM) Advantage feature available for purchase by owners of qualified contracts includes the Guaranteed Income benefit as one benefit. Neither feature can be selected independently of the other. For all contractowners, by electing this benefit, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg.
TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.



Investment Results
The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340 , or call 1-800-454-6265. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the contract value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the

1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.



Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA. The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA invest in the same portfolios of the funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect performance of the subaccount.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.




Investments of the VAA
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request. We reserve the right to add, delete or substitute funds.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.25%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware, Fidelity, Lincoln and PIMCO Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio: Long-term growth of capital.

  o AllianceBernstein VPS Growth and Income Portfolio: Long-term growth of capital.



American Century Investments Variable Products, advised by American Century Investment Management, Inc.


  o American Century VP Inflation Protection Fund: Long-term total return.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company


  o Global Growth Fund: Long-term growth.

  o Growth Fund: Long-term growth.

  o Growth-Income Fund: Long-term growth and income.

  o International Fund: Long-term growth.



BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I Fund: High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company*


  o Diversified Income Series: Long-term total return.

  o High Yield Series: Total return and secondarily high current income.

  o REIT Series: Total return.

  o Small Cap Value Series: Long-term capital appreciation.

  o Smid Cap Growth Series: Long-term capital appreciation.
     (formerly Trend Series)

  o Value Series: Capital appreciation.

DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.


  o DWS Equity 500 Index VIP Portfolio: Replicate S&P 500 (Reg. TM) Index before deduction of expenses.

  o DWS Small Cap Index VIP Portfolio: Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.



DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio: Capital appreciation; a fund of funds.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.


  o Contrafund (Reg. TM) Portfolio: Long-term capital appreciation.

  o Growth Portfolio: Capital appreciation.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.


  o LVIP Baron Growth Opportunities Fund: Capital appreciation.
     (Subadvised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund: Total Return.
     (Subadvised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund: Current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Diversified Floating Rate Fund: Total return.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund: Long-term capital growth.

     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund: Current income and preservation of capital with capital appreciation.

     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund: Capital appreciation with current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund: Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Special Opportunities Fund: Capital appreciation.

     (Subadvised by Delaware Management Company)*


  o LVIP Global Income Fund: Current income consistent with preservation of capital.

     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


  o LVIP Janus Capital Appreciation Fund: Long-term growth.
     (Subadvised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund: Long-term capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund: Current Income/Preservation of capital.

     (Subadvised by Delaware Management Company)


  o LVIP SSgA Bond Index Fund: Replicate Barclays Aggregate Bond Index.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA Emerging Markets 100 Fund: Long-term capital appreciation.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA Global Tactical Allocation: Long-term growth of capital; a fund of funds.
     (formerly LVIP Wilshire Aggressive Profile Fund)

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund: Replicate broad foreign index.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund: Replicate S&P 500 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund: Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund: Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Vanguard Domestic Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

  o LVIP Vanguard International Equity ETF Fund: Capital appreciation; a fund of funds.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

  o LVIP Wells Fargo Intrinsic Value Fund: Income.
     (Subadvised by Metropolitan West Capital Management)

  o LVIP 2010 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2010 Profile Fund)

  o LVIP 2020 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2020 Profile Fund)

  o LVIP 2030 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2030 Profile Fund)

  o LVIP 2040 Profile Fund: Total return; a fund of funds.
     (formerly LVIP Wilshire 2040 Profile Fund)

  o LVIP 2050 Profile Fund: Total return; a fund of funds.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

  o LVIP Conservative Profile Fund: Current income; a fund of funds. (formerly LVIP Wilshire Conservative Profile Fund)

  o LVIP Moderate Profile Fund: Growth and income; a fund of funds. (formerly LVIP Wilshire Moderate Profile Fund)

  o LVIP Moderately Aggressive Profile Fund: Growth and income; a fund of funds.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Utilities Series: Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.


  o Mid-Cap Growth Portfolio: Capital appreciation.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Total Return Portfolio: Total Return.
     This fund will be available on or about May 16, 2011. Consult your financial advisor.

*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal, and cross-reinvestment/earnings sweep services);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;

 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;

 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required regular income payments will exceed the account value.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Account Charge

There is no account charge for flexible premium Multi-Fund (Reg. TM) 3 and 4. Periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 contracts will deduct $25 from the contract value on the last valuation date of each contract year; this $25 account charge will also be deducted from the contract value upon surrender.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of other purchase payments that have been invested for the periods indicated as follows.

A. Periodic premium deferred contract

There will be a surrender charge for the first withdrawal each contract year in excess of 15% of contract value. Any subsequent withdrawals in the same contract year or upon surrender of contract will also incur a surrender charge.



                                                 Contract year in which surrender/withdrawal occurs
                                            -------------------------------------------------------------
                                             0    1    2    3    4    5    6    7    8    9    10    11+
      Surrender charge as a percentage of th8%   8%   8%   8%   8%   8%   4%   4%   4%   4%   4%    0%
      proceeds withdrawn

A surrender charge does not apply to:
 o A surrender or withdrawal of contract value after ten full contract years.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the contract value.
 o A surrender of the contract as a result of the death of the annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.


In addition, for 403(b) and 457 contracts, if the participant:

1) has terminated employment with the employer that sponsored the contract; and

2) has been in the contract for at least five years (the five year date beginning either November 1, 1991 or the date of the contract, whichever is later); and

3) is at least age 55.

B. Single premium deferred contract or nonrecurring lump sum payment to periodic premium deferred contract

For a single premium deferred contract or a nonrecurring lump sum payment made to a periodic premium deferred contract, the surrender/withdrawal charges (when applicable as described below) will be:

                                            Contract year in which surrender/withdrawal
                                                              occurs
                                            -------------------------------------------
                                             0    1    2    3    4    5    6    7    8
      Surrender charge as a percentage of th7%   7%   6%   5%   4%   3%   2%   1%   0%
      proceeds withdrawn

Investment gains attributable to a nonrecurring lump sum payment made to a periodic premium deferred contract will be subject to surrender charges of 8% in years 1-5, 4% in years 6-10, and no charge after the contract has been in force for 10 years. For periodic premium deferred contracts under which a nonrecurring lump sum has been received, withdrawals will be made first from any amount subject to the lowest charge until that amount is gone. A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment after 7 full contract years.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the contract value.
 o A surrender of the contract as a result of the death of the annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income Amount under Lincoln Lifeime Income Advantage 2.0, subject to certain conditions.


C. Flexible premium deferred contract


For a flexible premium deferred contract, the surrender/withdrawal charges (when applicable as described previously) will be:



                                                           Number of contract anniversaries since
                                                                purchase payment was invested
                                                           ---------------------------------------
                                                            0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of total purchase   7%   6%   5%   4%   3%   2%   1%   0%
      payments surrendered/withdrawn in a contract year

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the 7th anniversary since the purchase payment was invested.
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the purchase payments.
 o A surrender of the contract as a result of the death of the annuitant.
 o A surrender or withdrawal as a result of the onset of a permanent and total disability of the annuitant as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the contractowner.
 o Contract value used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us.
 o Regular income payment made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us.

 o Amounts up to the Maximum Annual Withdrawal Limit under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or amounts up to the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.


We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased.

The surrender charge is calculated separately for each contract year's purchase payments to which a charge applies. (For purposes of calculating this charge, we assume that purchase payments are withdrawn on a first in-first out basis, and that all purchase payments are withdrawn before any earnings are withdrawn.) The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distributions costs when contractowners surrender or withdraw before distribution costs have been recovered.

Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.

In certain circumstances a holder of an annuity contract issued by Lincoln Life may decide to surrender such a contract and purchase another (second) annuity contract issued by Lincoln Life. In that instance, the surrender charges (if any) applicable to the first annuity contract may be waived (depending on the type of second contract purchased) and the funds held in the first annuity contract will be transferred to the second annuity contract.


Deductions from the VAA


We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:

                                           With Enhanced Guaranteed      Without Enhanced Guaranteed
                                           Minimum death                 Minimum death
                                           benefit (EGMDB)               benefit (EGMDB)
                                           --------------------------    ----------------------------
o   Mortality and expense risk charge               1.002%*                        1.002%*
o   Enhanced Death Benefit charge                   0.300%                          0.000%
                                                     -----                          -----
o   Total annual charge for each
    subaccount                                      1.302%                          1.002%

*Assets invested in the Delaware VIP Value Series on and after May 1, 2009 will have a mortality and expense risk charge of 0.952%.

This charge is made up of two parts:


1. our assumption of mortality risks (0.900%) and

2. our assumption of expense risks (0.102%).

The level of this charge is guaranteed not to change.


Deduction for the Enhanced Guaranteed Minimum Death Benefit (EGMDB)

When the EGMDB becomes effective, we will begin deducting from the VAA an amount, computed daily, which is equal to an annual rate of 0.30% of the daily net asset value. This charge will start at the beginning of the next valuation period. This charge will continue for all future contract years unless the owner elects to discontinue the EGMDB. If the EGMDB is discontinued, the 0.30% annual charge will stop at the end of the valuation period when the EGMDB is terminated. See The Contracts-Death Benefit Before the Annuity Commencement Date.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage 2.0 Charge (for Non-Qualified Contracts or IRAs only). While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0, if elected. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option.

The charge is applied to the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up. By opting out of an Automatic Annual Step-up, you will continue to be eligible for the 5% Enhancement through the end of the current Enhancement Period, but the percentage charge could increase to the then current charge on 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year.

During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract after the first Benefit Year, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts
- Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income
Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge (for Non-Qualified Contracts or IRAs only). While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.


The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for Riders purchased on or after October 5, 2009. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.


The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


As of December 31, 2010, (or 60 days after Lincoln Lifetime IncomeSM Advantage
2.0 is approved in your state, if later) this rider is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.


The charge is applied to the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.


Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.


i4LIFE (Reg. TM) Advantage Charge (for Non-Qualified Contracts or IRAs only). i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value (initial purchase payment or contract value on the effective date of i4LIFE (Reg. TM) Advantage). The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.302% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 1.652% for the i4LIFE (Reg. TM) Advantage EGMDB.

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined and the beginning of the Access Period. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Access Period and Periodic Income Commencement Date. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit. If you dropped Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4), the charges that you will pay will be different. See the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge (for Non-Qualified Contracts or IRAs only). The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for version 1, 2 and 3), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% (1.802% for version 1, 2, and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.302% (2.152% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.152% for the i4LIFE (Reg.
TM) Advantage Account Value death benefit; and 2.502% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of the prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. If you drop Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit (version 4) under i4LIFE (Reg. TM) Advantage you will pay a quarterly charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase) starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The initial charge for this rider is equal to an annual rate of 1.05% of the Lincoln Lifetime IncomeSM Advantage
2.0 Income Base or contract value, if greater, (0.2625% quarterly) for the single life option and 1.25% of the Income Base or contract value, if greater, (0.3125% quarterly) for the joint life option. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. This is the charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit. This charge is in addition to the daily mortality and expense risk and administrative charge for your death benefit option set out under Deductions from the VAA.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change unless there is an automatic step-up of the Guaranteed Income Benefit to 75% of the current regular income payment (described later in the i4LIFE (Reg.
TM) Advantage section of the prospectus). At such time, the charge will increase by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase to the Guaranteed Income Benefit and by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. Upon this excess withdrawal, the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 60 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0. Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example assumes an increase to the initial charge based upon an increase to the Guaranteed Income Benefit due to the automatic step-up:




  1/1/10   Contract value as of the last valuation date under Lincoln Lifetime IncomeSM           $ 100,000
           Advantage 2.0
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0)
  1/2/10   i4LIFE (Reg. TM) Advantage Account Value                                               $ 100,000
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment                    $   5,051
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000
  1/2/11   Recalculated Regular Income Payment                                                    $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                    $   5,175

                                                                                                  $1,358.44
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
           4) ($1,312.50 * ($5,175/$5,000))



If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up.


Continuing the above example:




  1/2/11   Annual Charge for Lincoln Lifetime IncomeSM Advantage 2.0                               $1,358.44
  1/2/12   Recalculated Regular Income Payment                                                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,595.63
           4) ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))



The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred. Future step-ups as described in the rider would continue.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charges will cease.

4LATER (Reg. TM) Guaranteed Income Benefit Charge (for Non-Qualified Contracts or IRAs only). The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg.
TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.952% for the i4LIFE (Reg. TM) Account Value death benefit; and 2.302% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.


On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.


After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.


After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers (for Non-Qualified Contracts or IRAs only). For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 1.802% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.152% for the i4LIFE (Reg. TM) Advantage EGMDB.


Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).



After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


i4LIFE (Reg. TM) Advantage Charges (for Qualified Contracts). The annual rate of the i4LIFE (Reg. TM) Advantage charge is currently 0.48% of the account value. During the Access Period, an amount equal to the monthly i4LIFE (Reg.
TM) Advantage percentage charge multiplied by the Account Value will be deducted from the subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE (Reg.
TM) Advantage rider charge is in addition to the mortality and expense risk charge without the EGMDB of 1.002% and other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE (Reg. TM) Advantage charge will be computed daily based on the net asset value in the subaccounts and added to the mortality and expense risk charge for a total charge of 1.482%. If you purchase i4LIFE (Reg. TM) Advantage in the future, the annual percentage charge and maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE (Reg. TM) Advantage.

Each time you elect to begin a new 15-year step-up period, the i4LIFE (Reg. TM) Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE (Reg. TM) Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The mortality and expense risk charge of 1.002% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation (for Non-Qualified Contracts or IRAs only). There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge
(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

*A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days. If the incomplete application cannot be completed within those five days, you will be informed of the reasons, and the purchase payment will be returned immediately (unless you have authorized us to keep it until the application is complete). Current applicants will be notified if we implement this procedure. Once the application is complete, we will allocate your initial purchase payment must be priced within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

For a periodic premium deferred contract (MF 1), the annuitant must be under age 75. For a non-recurring lump sum payment to a periodic premium deferred contract, the annuitant must be under age 85.
For a flexible premium (MF 2, 3, 4) deferred contract or a single premium deferred contract, the annuitant must be under age 85.


Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.


If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

This prospectus offers three types of contracts. They are single premium deferred annuity, a flexible premium deferred annuity and a periodic premium deferred annuity.

The minimum purchase payment requirement for each contract will not exceed:

1. Single premium deferred contract: $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others.

2. Flexible premium deferred contract (Multi-Fund (Reg. TM) 2,3,4): $1,000 for Roth IRAs, Traditional IRAs and SEPs; $3,000 for all others (minimum $100 subsequent purchase payment); and

3. Periodic premium deferred contract (Multi-Fund (Reg. TM) 1): $600 per contract year (minimum $25 per purchase payment).

Purchase payments in total may not equal or exceed $2 million without Lincoln Life approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract as long as the total contract value is at least $600. Payments may be resumed at any time if your plan permits until the annuity commencement date, the maturity date, the surrender of the contract, or payment of any death benefit, whichever comes first.


You choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. If you put all your purchase payments into the fixed account, we guarantee your principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract. See Fixed Side of the Contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to your instructions.

The minimum amount of any purchase payment which can be put into any one subaccount is $20 under MF1 periodic premium deferred contracts, $1,000 under single premium deferred contracts and $100 under flexible premium deferred contracts.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Loans

If you participate in a tax deferred retirement plan that allows participant loans, you may be eligible to take a loan against your contract value.

If you desire to apply for a loan, contact us for information on your plan's loan provisions and we will provide you with a loan brochure and the required Contract Loan Request form. A loan set-up fee will be charged where allowed by law. The loan brochure will disclose the amount of the loan set-up fee.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

For single premium deferred contracts, periodic premium Multi-Fund (Reg. TM) 1 contracts and flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts, transfers within the VAA and between the variable and fixed account are restricted to once every 30 days. Transfers cannot be made during the first 30 days after the contract date for flexible premium Multi-Fund (Reg. TM) 4 and no more than six transfers will be allowed in any Contract Year. We reserve the right to waive any of these restrictions. The minimum amount which may be transferred between subaccounts is $500 or the entire amount in the subaccount, if less than $500. If the transfer from a subaccount would leave you with less than $100 for periodic premium Multi-Fund (Reg. TM) 1, flexible premium Multi-Fund (Reg. TM) 2 and 3 contracts for $500 for flexible premium Multi-Fund (Reg. TM) 4 contracts, we may transfer the total balance of the subaccount. We have the right to reduce these minimum amounts.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received in good order in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request received in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

For transfers from the fixed account of the contract to the variable account, the sum of the percentages of fixed value transferred will be limited to 25% in any 12 month period. We reserve the right to waive any of these restrictions.

There is no charge to you for a transfer. However, we reserve the right to impose a charge of $10 per transfer in the future for any transfers above the maximum transfers allowed in a contract year.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year (or contract year if the contract is an individual contract that was not sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account are the same as they were on or before the annuity commencement date.

If you do not select i4LIFE (Reg. TM) Advantage, you may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.


Ownership


Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. Nonqualified contracts may not be sold, discounted or pledged as collateral for a loan or any other purpose. We assume no responsibility for the validity or effect of any assignment. An assignment affects the death benefit and living benefits calculated under the contract. Consult your tax adviser about the tax consequences of an assignment.



Joint/Contingent Ownership

Joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Only spouses may be a joint owner on Multi-Fund (Reg.
TM) 4, flexible premium deferred annuity contracts except where not permitted by law.

A contingent owner may exercise ownership rights in this contract only after the contractowner dies.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the annuity commencement date depends upon the annuity option selected. See Annuity Payouts - Annuity Options.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m. New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total contract value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.


If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. SecureLine (Reg. TM)is a service we offer to help you manage your surrender proceeds. With SecureLine (Reg. TM), an interest bearing draft account is established from the proceeds payable on a policy or contract administered by us. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account by writing a check. You may choose to leave the proceeds in this account, or you may begin writing checks right away. If you decide you want the entire proceeds immediately, you may write one check for the entire account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in your SecureLine (Reg. TM) account starts earning interest the day your account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.


There are charges associated with surrender of a contract or withdrawal of contract value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:


a. attains age 59 1/2
b. separates from service
c. dies
d. becomes totally and permanently disabled and/or
e. experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.


Additional Services


These are the additional services available to you under your contract: dollar-cost averaging (DCA), portfolio rebalancing, automatic withdrawal service (AWS), cross-reinvestment/earnings sweep. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.


Dollar-cost averaging allows you to transfer amounts from the DCA fixed account or certain variable subaccounts into the variable subaccounts on a monthly basis. Currently, there is no charge for this service. However, we reserve the right to impose one. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.


Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

The cross-reinvestment/earnings sweep service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Only one of the three additional services (DCA, portfolio rebalancing and cross reinvestment) may be used at one time. In other words, you cannot have DCA and cross reinvestment running simultaneously.



Death Benefit Before the Annuity Commencement Date

If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Generally, the more expensive the death benefit, the greater the protection. You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during the life of the annuitant and change the benficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

The contract value available upon death is the value of the contract at the end of the valuation period during which the death claim is approved by payment by Lincoln Life. The approval of the death claim payment will occur after receipt of all of the following:
 o proof, satisfactory to us, of the death of the annuitant;
 o written authorization for payment; and our receipt of all required claim forms fully completed.

Flexible premium deferred contracts (Multi-Fund (Reg. TM) 2,3,4) and Single premium deferred contracts

If the annuitant dies before the annuity commencement date and the enhanced guaranteed minimum death benefit (EGMDB) is not in effect, a death benefit equal to the contract value will be paid to your designated beneficiary.

Prior to the annuity commencement date, an optional EGMDB is available for nonqualified, Roth IRA and IRA flexible premium deferred annuity contracts, for annuitants up to age 75. Please check with your financial adviser for availability to current contractowners.

If the annuitant dies before the annuity commencement date and the EGMDB is in effect, the death benefit paid to your designated beneficiary will be the greater of:

1. The contract value at the end of the valuation period when the death claim is approved for payment by Lincoln Life, or

2. The highest of:

     a. the contract value at the end of the valuation period when the EGMDB becomes effective and;

     b. the sum of all purchase payments less the sum of all withdrawals, partial annuitization and premium taxes incurred, if any; and

 c. the highest contract value, at the end of the valuation period, on any contract anniversary date up to and including age 75 following election of the EGMDB; increased by purchase payments and decreased by any withdrawals, annuitizations and premium taxes incurred after the EGMDB effective date or the contract anniversary on which the highest contract value occurred.

The EGMDB is not available under contracts issued to a contractowner, joint owner or annuitant who is age 75 or older at the time of issuance.

If you add the EGMDB after purchase, the benefit will take effect as of the valuation date following our receipt of the election request, and we will begin deducting the charge for the benefit as of that date. When calculating the death benefit under the EGMDB, the highest contract value on the effective date when the benefit is added to the contract or any contract anniversary after the effective date will be used.

The EGMDB will take effect on the valuation date when the EGMDB election form is approved at our home office, if before 4:00 p.m. New York time. If after 4:00 p.m. New York time, the EGMDB election or termination will be effective with the next valuation date. The owner may not reelect the EGMDB once it is discontinued. As of the annuity commencement date the EGMDB will be discontinued and the charge for the EGMDB will stop. See Charges and Other Deductions-Deduction for the EGMDB.

Periodic premium deferred contracts (Multi-Fund (Reg. TM) 1)

If the annuitant dies before the annuity commencement date, Lincoln Life will pay the beneficiary a death benefit equal to the greater of the following amounts:

1. The net purchase payments, or

2. The value of the contract less any outstanding loan balance.

Net purchase payments will mean the sum of all purchase payments credited to the contract less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

If your state has not approved this death benefit provision, the applicable death benefit will be equal to the contract value.

Upon the death of the annuitant Federal Tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the 1940 Act.

Annuity payouts will be made in accordance with applicable laws and regulations governing payment of death benefits. Notwithstanding any provision to the contrary, the payment of death benefits provided under the contract must be made in compliance with Code
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits are taxable. See - Federal Tax Matters - Taxation of Death Benefits.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place upon the death of a beneficiary:

1. If any beneficiary dies before the annuitant, the contractowner may elect a new beneficiary. If no new beneficiary election is made, that beneficiary's interest will go to any other beneficiaries named, according to their respective interest. There are no restrictions on the beneficiary's use of the proceeds; and/or

2. If no beneficiary survives the annuitant, the proceeds will be paid to the contractowner or to his/her estate, as applicable.

Death of Contractowner

If the contractowner of a nonqualified contract dies before the annuity commencement date, then, in compliance with the tax code, the cash surrender value (contract value less any applicable charges, fees, and taxes) of the contract will be paid as follows:

1. Upon the death of a non-annuitant contractowner, the proceeds shall be paid to any surviving joint or contingent owner(s). If no joint or contingent owner has been named, then the cash surrender value shall be paid to the annuitant named in the contract; and

2. Upon the death of a contractowner, who is also annuitant, the death will be treated as death of the annuitant and the provisions of this contract regarding death of annuitant will control. If the recipient of the proceeds is the surviving spouse of the contractowner, the contract may be continued in the name of that spouse as the new contractowner or as a contract for the benefit of the surviving spouse. Pursuant to the Federal Defense of Marriage Act same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.

If you are a non-spouse beneficiary, the tax code requires that any distribution to be paid within five years of the death of the contractowner unless the beneficiary begins receiving, within one year of the contractowner's death, the distribution in the form of a life annuity or an annuity for a period certain not exceeding the beneficiary's life expectancy.


In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM)account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.



Investment Requirements


If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg.
TM) Advantage), you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg.
TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.


Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). Some subaccounts are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.

 IF YOU ELECT...                                              AND THE DATE OF ELECTION IS...
Lincoln Lifetime IncomeSM Advantage 2.0                      On or After November 15, 2010
 Lincoln Lifetime IncomeSM Advantage                          Between February 19, 2008 and January 20, 2009
                                                             On or after January 20, 2009
Lincoln SmartSecurity (Reg. TM) Advantage                    Prior to April 10, 2006
                                                             April 10, 2006 through January 19, 2009
                                                             On or after January 20, 2009
 4LATER (Reg. TM) Advantage                                   April 10, 2006 through January 19, 2009
                                                             On or after January 20, 2009
i4LIFE (Reg. TM) Advantage with Guaranteed Income            Prior to April 10, 2006
Benefit (v.1) (for Non-Qualified Contracts or IRAs           On or after April 10, 2006
only)
 i4LIFE (Reg. TM) Advantage with Guaranteed Income            April 10, 2006 through January 19, 2009
Benefit (v.2) (for Non-Qualified Contracts or IRAs           On or after January 20, 2009
only)
i4LIFE (Reg. TM) Advantage with Guaranteed Income            Between October 6, 2008 and January 20, 2009
Benefit (v.3) (for Non-Qualified Contracts or IRAs           On or after January 20, 2009
only)
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    On or after November 15, 2010
(v.4) (for Non-Qualified Contracts or IRAs only)
i4LIFE (Reg. TM) Advantage (Qualified Contracts only)        After May 4, 2007



                                                              YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                             INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage 2.0                      Option 3
 Lincoln Lifetime IncomeSM Advantage                          Option 2
                                                             Option 3
Lincoln SmartSecurity (Reg. TM) Advantage                    N/A
                                                             Option 1
                                                             Option 3
 4LATER (Reg. TM) Advantage                                   Option 1
                                                             Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income            N/A
Benefit (v.1) (for Non-Qualified Contracts or IRAs           Option 1
only)
 i4LIFE (Reg. TM) Advantage with Guaranteed Income            Option 1
Benefit (v.2) (for Non-Qualified Contracts or IRAs           Option 3
only)
i4LIFE (Reg. TM) Advantage with Guaranteed Income            Option 2
Benefit (v.3) (for Non-Qualified Contracts or IRAs           Option 3
only)
 i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    Option 3
(v.4) (for Non-Qualified Contracts or IRAs only)
i4LIFE (Reg. TM) Advantage (Qualified Contracts only)        Option 1


Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
o AllianceBernstein VPS Global Thematic Growth Portfolio
o American Funds Global Growth Fund
o American Funds International Fund

o Delaware VIP High Yield Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Smid Cap Growth Series
o DWS Small Cap Index VIP

o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Delaware Foundation Aggressive Allocation Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Emerging Markets 100 Fund

o LVIP SSgA Global Tactical Allocation

o LVIP SSgA International Index Fund
o LVIP SSgA Small-Cap Index Fund

o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Vanguard Domestic Equity Fund
o LVIP 2040 Profile Fund
o LVIP 2050 Profile Fund

o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except the DWS Alternative Asset Allocation Plus VIP Portfolio, which is unavailable to any contract holder with a Living Benefit rider.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market Fund subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market Fund as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                  Group 2
Investments must be at least 25% of contract value       Investments cannot exceed 75% of contract value
or Account Value                                         or Account Value
-------------------------------------------------------- --------------------------------------------------------
1. American Century VP Inflation Protection Fund         All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund
4. Delaware VIP Diversified Income Series
5. LVIP SSgA Bond Index Fund
6. LVIP Global Income Fund
7. LVIP Delaware Diversified Floating Rate Fund
8. PIMCO VIT Total Return Portfolio
Group 3
Investments cannot exceed 10% of contract value or
                                                         --------------------------------------------------------
Account Value
--------------------------------------------------------
1. LVIP SSgA Emerging Markets 100 Fund
2. DWS Alternative Asset Allocation Plus VIP Portfolio



To satisfy the Investment Requirements, you may allocate 100% of your contract value to or among the funds on the following list; however, if you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oDelaware VIP (Reg. TM) High Yield Series oLVIP Delaware Bond Fund oLVIP Delaware Foundation Conservative Allocation Fund oLVIP Delaware Foundation Moderate Allocation Fund oLVIP Global Bond Fund

oLVIP SSgA Bond Index Fund
oLVIP 2010 Profile Fund
oLVIP 2020 Profile Fund
oLVIP 2030 Profile Fund
oLVIP 2040 Profile Fund
oLVIP Conservative Profile Fund
oLVIP Moderate Profile Fund
oLVIP Moderately Aggressive Profile Fund

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Moderate Profile Fund, the LVIP Conservative Profile Fund or the LVIP Delaware Foundation Conservative Allocation Fund.



Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will become your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:




Group 1                                                 Group 2
Investments must be at least 30% of contract value      Investments cannot exceed 70% of contract value or
or Account Value                                        Account Value
----------------------------------------------------    ---------------------------------------------------
1. American Century VP Inflation Protection Fund        All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Diversified Income Series
4. LVIP SSgA Bond Index Fund
5. LVIP Global Income Fund
6. LVIP Delaware Diversified Floating Rate Fund
7. PIMCO VIT Total Return Portfolio




Group 3
Investments cannot exceed 10% of contract value or
Account Value
-------------------------------------------------------
1. LVIP SSgA Emerging Markets 100 Fund
2. Delaware VIP REIT Series
3. LVIP Cohen & Steers Global Real Estate Fund
4. MFS VIT Utilities Series
5. AllianceBernstein VPS Global Thematic Growth
Portfolio
6. DWS Alternative Asset Allocation Plus VIP Portfolio


To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds on the following list; however, if you allocate less than 100% of contract value to or among these funds, then these funds will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The fixed accounts are not available with these riders.

oAmerican Century VP Inflation Protection oBlackRock Global Allocation VI Fund oDelaware VIP (Reg. TM) Diversified Income Series oLVIP Delaware Bond Fund

oLVIP Delaware Foundation Conservative Allocation Fund oLVIP Delaware Foundation Moderate Allocation Fund oLVIP Global Income Fund oLVIP SSgA Bond Index Fund oLVIP 2010 Profile Fund oLVIP 2020 Profile Fund oLVIP Conservative Profile Fund

oLVIP Moderate Profile Fund
oLVIP Moderately Aggressive Profile Fund

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Delaware Foundation Conservative Allocation Fund and the LVIP Conservative Profile Fund.




Living Benefit Riders


The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Excess withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an excess withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the excess withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased. i4LIFE (Reg. TM) Advantage is the only Living Benefit Rider currently available to owners of qualified contracts.


Lincoln Lifetime IncomeSM Advantage 2.0 (for Non-Qualified Contracts or IRAs only)

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within a ten-year Enhancement period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the contractowner or contractowner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the contractowner or contractowner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Advantage, both annuity payout options. You must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this rider will depend upon your state's approval of this rider. Check with your registered representative regarding availability.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements- Option 3. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements - Option 3.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total Income Bases and Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives under any other Living Benefit riders. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement to the Income Base. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age

86, if there were no withdrawals in that year and the rider is within a 10-year Enhancement period described below. If during any 10-year Enhancement period there are no Automatic Annual Step-ups the 5% Enhancements will stop at the end of the Enhancement period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement period) from the effective date of the rider. A new Enhancement period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amounts section below.

If during the first ten Benefit years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the tenth rider year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any purchase payments made on that date and persistency credits, if any added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new 10-year Enhancement period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up.

As stated above, if you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the charge could increase to the then current charge on any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):





                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $57,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes



On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turn age 55.

The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the rider at age 57, your Guaranteed Annual Income percentage is 4%. If you waited until you were age 60 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.


Guaranteed Annual Income Percentages by Ages

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (single life option)   you and your spouse's age)   (joint life option)
------------------------------ --------------------------------- ---------------------------- --------------------------
At least 55 and under 59 1/2                  4%                            55-64                          4%
59 1/2+                                       5%                               65+                         5%



If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 58 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:




         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 58
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary



Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 65 or older or the youngest of the contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option).

You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any purchase payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the contractowner or contractowner's bank account (or to the annuitant or the annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81).
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000

Income Base = $72,084.81

Guaranteed Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal death benefit, the EGMDB or the EEB rider. If the death benefit option in effect is the Account Value Death Benefit the beneficiary will not be eligible to receive the final payment(s). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value.

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln

Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option; or when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal; or

 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been an Automatic Annual Step-up) to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider. If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option.

Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they purchase

Lincoln Lifetime IncomeSM Advantage 2.0. If you choose to drop your rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) prior to the 5th Benefit Year anniversary, the election must be made before the Annuity Commencement Date and by age 95 for nonqualified contracts or age 80 for qualified contracts. Elections made prior to the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 20 years or age 90. If you choose to drop the rider and elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) after the 5th Benefit Year anniversary the election must be made before the Annuity Commencement Date and by age 86 for qualified contracts or age 99 for nonqualified contracts. Elections made after the 5th Benefit Year anniversary will result in a minimum Access Period of the greater of 15 years or age 85. See i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4).

For nonqualified contracts, the contractowner must elect the levelized option for regular income payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

You should consider that not all i4LIFE (Reg. TM) Advantage death benefit options will be available to you. Refer to the Expense Table: i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 for available death benefit options.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.



Lincoln Lifetime IncomeSM Advantage (for Non-Qualified Contracts or IRAs only)


The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000. Lincoln Lifetime IncomeSM Advantage is available for purchase with non-qualified contracts and IRAs only. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contract owner/annuitant (Single Life Option) or for the lives of you as contract owner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders will no longer be available for purchase after December 31, 2010 or 60 days from the date that Lincoln Lifetime IncomeSM Advantage 2.0 is approved in your state, whichever date is later.


This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life

Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.


Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.


We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For contracts purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contract owner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and

b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change.

This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, but before October 5, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint
Life);

2) an Excess Withdrawal (defined below) has occurred; or

3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

2. The RMD calculation must be based only on the value in this contract; and

3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 - $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner, is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed amount could be more than a dollar-for-dollar reduction);

2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. (see the 5% Enhancement section above); and

4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.


If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.


Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement and Automatic Annual Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age and for the Single Life Option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the Joint Life) and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement. In addition, if the withdrawal is made before age 591/2 (Single Life) or age 65 (Joint Life), the 5% Enhancement is further limited. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

a) Contract value $80,000

b) Sum of purchase payments $100,000

c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
  $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875] The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified contracts and IRAs. The contractowner/annuitant as well as the spouse under the Joint Life option must be under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.


Lincoln Lifetime IncomeSM Advantage is no longer available for purchase (unless your state has not approved Lincoln Lifetime IncomeSM Advantage 2.0). Check with your investment representive regarding availability.

Lincoln SmartSecurity (Reg. TM) Advantage (for Non-Qualified Contracts and IRAs only)

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. Lincoln SmartSecutiy (Reg. TM) Advantage is available for purchase with non-qualified contracts and IRAs only. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).


Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.


Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified contracts and IRAs. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage for Non-Qualified Contracts and IRAs

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE is different from other annuity payout options provided by Lincoln because with i4LIFE, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage charges (Non-Qualified Contracts and
IRAs).

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATERSM Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. Existing contractowners with the Account Value death benefit who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and Guaranteed Income Benefit payments as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5% or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. You regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available for nonqualified contracts during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, no death benefit is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Account Value death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)


A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSMAdvantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the greater of the Account Value or Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages of the Account Value and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit




Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under 40             2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%



*Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the contract value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage
2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the contract value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living.


The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each periodic income commencement date anniversary starting on the first periodic income commencement date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the periodic income commencement date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated regular income payment. See The Contracts- i4LIFE (Reg. TM) Advantage-Regular income payments during the Access Period for a discussion of recalculation of the regular income payment.





8/1/2010 Amount of initial regular income payment:                                  $  5,051
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):        $100,000
8/1/2010 Initial Guaranteed Income Benefit (4% times $100,000 Account Value):       $  4,000
8/1/2011 Recalculated regular income payment:                                       $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                   $  4,500



The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated regular income payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) is approved in your state whichever occurs later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those available at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the contract value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or secondary life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the contract value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above. The example assumes an annual payment mode has been elected.





         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $120,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial regular income payment:                          $  5,992    per year
         Initial Guaranteed Income Benefit (5% x $120,000                   $  6,000
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):



Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed

Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg.
TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, the Guaranteed Amount will not be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or secondary life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.


Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.

  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 90 (age 85 versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. If you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to calculate the Guaranteed Income Benefit after the fifth anniversary of the rider's effective date, the minimum Access Period will be the longer of 15 years or the difference between your age (nearest birthday) and age 85.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your regular income payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the regular income payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSMAdvantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM)Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) will be available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts upon approval in your state. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.



i4LIFE (Reg. TM) Advantage for Qualified Contracts

i4LIFE (Reg. TM) Advantage (the Variable Annuity Income Rider in your contract) is an optional annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus.

In order to elect the i4LIFE (Reg. TM) Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE (Reg. TM) Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE (Reg. TM) Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE (Reg. TM) Advantage.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, regular income payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the periodic income commencement date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for participants in 401(k), 403(b) and most 457 plans ("tax-deferred retirement plans"). This option, when available in your state, is subject to a charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges for Qualified Contracts.

i4LIFE (Reg. TM) Advantage may be elected at the time of application or at any time before another annuity payout option is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you make certain choices about your regular income payments. The annuitant, or secondary life, if applicable, may not be changed after i4LIFE (Reg. TM) Advantage is elected. The periodic income commencement date will be within one month of when your i4LIFE (Reg. TM) Advantage election form is approved by us.

i4LIFE (Reg. TM) Advantage for tax-deferred retirement plans is only available if the annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.

If i4LIFE (Reg. TM) Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts - Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts - Transfers after the Annuity Commencement Date. Once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Additional Services.

When you elect i4LIFE (Reg. TM) Advantage, you will receive the i4LIFE (Reg.
TM) Advantage Guarantee of Principal death benefit. See i4LIFE (Reg. TM) Advantage Death Benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a death benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum death benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 591/2 when you request a change to the Access Period. A request to extend the Access Period will be effective on the next periodic income commencement date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.

If you extend the Access Period, subsequent regular income payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new regular income payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer period of time. For example, assume you have an access period of 25 years, a regular income payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your access period to 30 years, the regular income payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.

We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the regular income payments in compliance with Internal Revenue Code ("IRC") provisions for required minimum distributions. You may not shorten your Access Period.

Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the periodic income commencement date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life (and the secondary life, if applicable) and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your regular income payments. Regular income payments will begin within 14 days of the periodic income commencement date. At this time, changes to the Access Period can only be made on periodic income commencement date anniversaries.

Regular income payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An assumed investment return rate of 4% will be available. Regular income payments are not subject to any surrender charges or applicable interest adjustments. For information regarding income tax consequences of regular income payments, See Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the Account Value by 1000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
  o The age and sex (unless unisex rates are required by law) of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the monthly regular income payments;
  o the assumed investment return of 4%; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value, on the applicable valuation date (December 31) by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the subaccounts selected and the interest credited on the fixed account. The assumed investment return is the measuring point for subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value. For example, a contract owner has an Account Value of $100,000 and an income payment of $400 per month. If the contract owner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the regular income payment. The regular income payment of $400 would be reduced to $300 [$400 - (25% x $400)]. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions for more information on withdrawals.

For a joint life option, the secondary life must be the annuitant's spouse and must be the primary beneficiary. If either the annuitant or secondary life dies during the Access Period, the surviving life may elect to continue regular income payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements of Section 401(a)(9) of the IRC. Regular income payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the annuitant, the secondary life may choose to take the death benefit, and the i4LIFE (Reg. TM) Advantage Rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the secondary life during the Access Period, if applicable. If there is no surviving life, then the regular income payments will cease and this Rider will terminate.

For a single life option, if the annuitant dies during the Access Period, a death benefit will be paid and the regular income payments will cease and this Rider will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. The frequency of regular income payments, the assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex (unless unisex rates are required by law) of the annuitant and secondary life (if living);
  o the monthly regular income payments;
  o the assumed investment return of 4%; and

  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Your regular income payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life's general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will vary on an annual basis for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.


i4LIFE (Reg. TM) Advantage Death Benefit

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force prior to that election. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

The following example demonstrates the impact of a withdrawal on your death benefit:

Total Purchase Payments $200,000
Total i4LIFE (Reg. TM) Advantage Regular Income payments $25,000
Additional Withdrawal $15,000
Death Benefit Value after i4LIFE (Reg. TM) Advantage withdrawal = $200,000 - $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000

General Death Benefit Provisions. Following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

During the access period, if the single life option has been elected, then upon the death of the annuitant, the regular income payments will cease and this Rider will terminate. If the joint life option has been elected, then upon the death of the annuitant, the secondary life, if still surviving, as spouse and primary beneficiary, may terminate the contract and this Rider and receive full payment of the death benefit or elect to continue the contract and this Rider and receive regular income payments for his/her lifetime. Upon the death of the secondary life, the annuitant if still surviving, may continue to receive regular income payments for the remainder of the access period and for the lifetime income period or may elect to terminate this Rider. If neither the annuitant nor the secondary life is still surviving, the regular income payments will cease and this Rider will terminate.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with IRC
Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. If this Rider is continued, upon approval of the death claim the excess, if any, of the death benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the regular income payments will restart. Otherwise, this rider terminates.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The interest adjustment may apply.


The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:

i4LIFE (Reg. TM) Advantage Regular Income Payment before Withdrawal $1,200 Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE (Reg. TM) Advantage Regular Income payment for Withdrawal = $1,200 x 10% = $120
i4LIFE (Reg. TM) Advantage Regular Income payment after Withdrawal = $1,200 - $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75 Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.

Termination. You may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

Availability. The availability of i4LIFE (Reg. TM) Advantage will depend upon your state's approval of the i4LIFE (Reg. TM) Advantage contract rider. Please check with your registered representative for availability.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage for Qualified
Contracts

The Guaranteed Income Benefit ensures that your regular income payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the lifetime income period.

The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant, or secondary life, if applicable, is living.

The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the periodic income commencement date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the valuation date of the first regular income payment in the first calendar year of each 3-year period. . At the end of a 15-year step-up period, the contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have

30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE (Reg. TM) Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.

The Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Advantage Provisions to see the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your regular income payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. You may not shorten your Access Period.


4LATER (Reg. TM) Advantage (for Non-Qualified Contracts or IRAs only)

4LATER (Reg. TM) Advantage provides protection against market loss for your i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments. The minimum payout floor called the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit ensures that once you elect i4LIFE (Reg. TM) Advantage, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements - Option 1. 4LATER (Reg. TM) Advantage is available for non-qualified contracts and IRAs only.


4LATER (Reg. TM) Advantage Prior to i4LIFE (Reg. TM) Advantage

The following discussion covers the operation of 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity. This is prior to the time i4LIFE (Reg. TM) Advantage regular income payments begin.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) Advantage and will only be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) Advantage at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) Advantage after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Advantage Rider effective date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the Income Base is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Advantage Rider effective date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) Advantage provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) Advantage or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) Advantage charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Advantage Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.


Example:

         Initial Purchase Purchase payment                       $100,000
         Purchase Purchase payment 60 days later                 $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Advantage Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Purchase Payment in Year 2                        $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Advantage Rider effective date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Purchase Payment in Year       $ 10,000      Increase to Maximum Income Base       $ 20,000
       2
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Purchase Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Advantage Rider effective date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Advantage Rider effective date and starting with each anniversary of the 4LATER (Reg. TM) Advantage Rider effective date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


4LATER (Reg. TM) Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under the 4LATER (Reg. TM) Advantage or the contract value will be used to calculate the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg. TM) Advantage Rider. If the contract value is used to establish the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg. TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                        $ 80,000
         Regular Income Payment                                               -$ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit      -$ 412
----------------------------------------------------------------------------  --------
         i4LIFE (Reg. TM) Account Value after payment                         $ 74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Advantage Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATER (Reg. TM) Advantage, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg.
TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit is currently the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to the election of 4LATER (Reg. TM) Advantage, subject to the terms in your Rider. (Note: i4LIFE (Reg. TM) Advantage can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Advantage Rider will terminate.

When you make your 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and i4LIFE (Reg. TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM) Advantage, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years
     Current i4LIFE (Reg. TM) Advantage regular income payment = $6,375 Current 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5,355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5,355 -
 $6,375 = 84%
     Reduction in 4LATER (Reg. TM) Advantage Guaranteed Income Benefit = $5,692 x 84% = $4,781


General Provisions of 4LATER (Reg. TM) Advantage

Eligibility. To purchase 4LATER (Reg. TM) Advantage, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATER (Reg. TM) Advantage, since i4LIFE (Reg. TM) Advantage must be elected by age 80. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Advantage Rider Effective Date. If 4LATER (Reg. TM) Advantage is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) Advantage is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Advantage Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Advantage Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) Advantage will automatically terminate upon any of the following events:
 o termination of the contract to which this 4LATER (Reg. TM) Advantage Rider is attached;

 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATER (Reg. TM) Advantage
  Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) Advantage prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg.
TM) Advantage or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) Advantage Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) Advantage will depend upon your state's approval of the 4LATER (Reg. TM) Advantage Rider. You cannot elect 4LATER (Reg. TM) Advantage after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage or Income4Life (Reg. TM) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) Advantage will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM) Advantage. Contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 will not carry their Income Base over into the new 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Advantage Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM) Advantage. Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM) Advantage. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage.



Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender or other charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.


If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.

We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us and received in our office within 30 days of the date of the surrender/ withdrawal, and the repurchase must be of a contract covered by this prospectus. A representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)

The contract provides that all or part of the contract value may be used to purchase an annuity payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, The Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Annual Income Amount Annuity Payout Option or the Guaranteed Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (See Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk charge of 1.002% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

Lincoln SmartIncomeSM Inflation (for Non-Qualified Contracts or IRAs only). The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

1. The CPI is discontinued, delayed, or otherwise not available for this use;
or

2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation.

We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the Rider per the terms of the termination provisions of Rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the Rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the Rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

 (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date
(ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.

Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the Rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the Rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the Rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700


The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the Rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The

Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 -($4,800 x             $    4,706
  .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the annuity commencement date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options - General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:
 a. the current Reserve Value as of the date due proof of death is received by us; or
b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)

  2/1/2010   Scheduled Payment of $45,000 reduces the Reserve Value            $45,000
             Reserve Value is reduced by the amount of the Scheduled Payment
             ($90,000 - $45,000 = $45,000)
  8/6/2010   Death of a contractowner
             Death benefit is greater of
              a) current Reserve Value ($45,000);or
              b) initial Reserve Value minus Scheduled Payment
               ($100,000 - $45,000 = $55,000)
  8/5/2010   Death benefit paid                                                $55,000


If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

 1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

 1. Terminate the contract and receive the death benefit, if any in a lump-sum;
or

 2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination.

You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the Rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the Rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)

  2/1/2010   Scheduled Payment of $45,000 reduces the Reserve Value                         $45,000
             Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
             $45,000 = $45,000)
  8/6/2010   Unscheduled Payment                                                            $45,000
             Reserve Value                                                                  $     0
             Reserve Value is reduced to zero which results in termination of the rider
             Initial Reserve Value is greater than payments received
             [$100,000 > ($45,000 + $45,000) = $90,000]
             Final payment made to holder of rights of ownership                            $10,000

General information

The annuity commencement date is usually on or before the annuitant's 85th birthday; however you may change the annuity commencement date, change the annuity option, or change the allocation of the allocations among the subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the home office. You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a beneficiary in a lump sum, the beneficiary may choose any annuity payout option.

Unless you select another option, the contract automatically provides for a life with a 10 year guaranteed period annuity (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocation at the time of annuitization), except when a joint life payout is required by law. Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to your beneficiary as payouts become due after we are in receipt of all of the following:
 o proof, satisfactory to us, of the death;
 o written authorization for payment;
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of purchase payments, plus up to 0.1256% quarterly based on contract value. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.60% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.

We also pay for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 5.85% of purchase payments, plus up to 0.1256% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves. Lincoln Financial Distributors, Inc., our affiliate, is a broker-dealer and acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2010 is contained in the SAI.


Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract.

This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders


You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value or if your contract has Lincoln Lifetime IncomeSM Advantage 2.0 and your Income Base immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.



Taxation Of Annuity Payouts, Including Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.


The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.



Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.



Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.



Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a

"quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return purchase payments. With respect to the VAA, except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return only the purchase payment(s). IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


You have the option of receiving contract-related information (such as prospectuses, quarterly statements, semi-annual and annual reports) from Us electronically, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnRetirement.com, select service centers and continue on through the Internet Service Center.

Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                     Individual Variable Annuity Contracts
                  Lincoln National Variable Annuity Account C










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity
                                   Account C.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to: The Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, IN 46801-2340

                      (This page intentionally left blank)

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                            with EGMDB                                    without EGMDB
             ----------------------------------------    -----------------------------------------------
             Accumulation unit value                        Accumulation unit value
             -----------------------      Number of      ------------------------------      Number of
              Beginning      End of      accumulation      Beginning          End of        accumulation
              of period      period         units          of period          period           units
             -----------    --------    -------------    -------------    -------------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2000  .          1.000        0.768          1,390            1.000**          0.769**         69,407
2001  .          0.768        0.565          1,146            0.769            0.568           81,914
2002  .          0.565        0.324            812            0.568            0.327           82,385
2003  .          0.324        0.460          1,061            0.327            0.466          137,178
2004  .          0.460        0.478            611            0.466            0.484           93,705
2005  .          0.478        0.489            471            0.484            0.497           72,128
2006  .          0.489        0.523            343            0.497            0.533           58,716
2007  .          0.523        0.619            580            0.533            0.633           71,778
2008  .          0.619        0.321            440            0.633            0.329           57,781
2009  .          0.321        0.485            389            0.329            0.499           66,237
2010  .          0.485        0.568            200            0.499            0.586           51,409
---------        -----        -----          -----            -----            -----          -------
AllianceBernstein VPS Growth and Income
2004  .         10.187       11.112              9           10.000           11.132              166
2005  .         11.112       11.473             12           11.132           11.528              468
2006  .         11.473       13.248             56           11.528           13.352            4,242
2007  .         13.248       13.712             39           13.352           13.861            3,691
2008  .         13.712        8.027             32           13.861            8.138            3,105
2009  .          8.027        9.535             23            8.138            9.697            2,807
2010  .          9.535       10.616             18            9.697           10.829            2,473
---------       ------       ------          -----           ------           ------          -------
American Century VP Inflat Protect
2009  .         10.138       10.593              3           10.125           10.614              670
2010  .         10.593       11.017              7           10.614           11.072            1,395
---------       ------       ------          -----           ------           ------          -------
American Funds Global Growth
2004  .         10.181       11.290              6           10.000           11.310              794
2005  .         11.290       12.712             12           11.310           12.773            1,971
2006  .         12.712       15.111             40           12.773           15.229            3,608
2007  .         15.111       17.130             52           15.229           17.316            5,103
2008  .         17.130       10.417             46           17.316           10.562            5,246
2009  .         10.417       14.633             43           10.562           14.881            5,218
2010  .         14.633       16.140             34           14.881           16.463            4,512
---------       ------       ------          -----           ------           ------          -------
American Funds Growth Fund
2000  .          1.000        0.993          4,950            1.000**          0.995**        184,154
2001  .          0.993        0.803          8,301            0.995            0.806          313,663
2002  .          0.803        0.598          8,520            0.806            0.603          396,391
2003  .          0.598        0.808         10,194            0.603            0.817          542,957
2004  .          0.808        0.897         10,027            0.817            0.910          633,669
2005  .          0.897        1.029          7,982            0.910            1.047          656,827
2006  .          1.029        1.120          6,274            1.047            1.142          658,730
2007  .          1.120        1.242          5,037            1.142            1.270          622,788
2008  .          1.242        0.687          3,804            1.270            0.705          564,965
2009  .          0.687        0.945          3,520            0.705            0.973          530,354
2010  .          0.945        1.107          2,979            0.973            1.143          478,174
---------       ------       ------         ------           ------           ------          -------
American Funds Growth-Income
2004  .         10.299       10.958             86           10.000           10.978            3,330
2005  .         10.958       11.447            107           10.978           11.502            6,499
2006  .         11.447       13.016            123           11.502           13.118            9,633
2007  .         13.016       13.496            123           13.118           13.643           11,875
2008  .         13.496        8.279            121           13.643            8.395           12,749
2009  .          8.279       10.725            114            8.395           10.907           13,052
2010  .         10.725       11.796             95           10.907           12.032           12,222
---------       ------       ------         ------           ------           ------          -------

                            with EGMDB                                    without EGMDB
             ----------------------------------------    -----------------------------------------------
             Accumulation unit value                        Accumulation unit value
             -----------------------      Number of      ------------------------------      Number of
              Beginning      End of      accumulation      Beginning          End of        accumulation
              of period      period         units          of period          period           units
             -----------    --------    -------------    -------------    -------------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International Fund
2000  .          1.000        0.860           751             1.000**          0.861**         23,268
2001  .          0.860        0.680           925             0.861            0.683           42,307
2002  .          0.680        0.571         1,351             0.683            0.576           62,404
2003  .          0.571        0.761         1,507             0.576            0.769           91,313
2004  .          0.761        0.896         1,775             0.769            0.908          139,867
2005  .          0.896        1.074         1,918             0.908            1.092          179,882
2006  .          1.074        1.262         1,967             1.092            1.287          220,837
2007  .          1.262        1.495         1,795             1.287            1.529          238,601
2008  .          1.495        0.854         1,352             1.529            0.876          223,353
2009  .          0.854        1.206         1,317             0.876            1.241          209,306
2010  .          1.206        1.276         1,156             1.241            1.318          186,877
---------        -----        -----         -----             -----            -----          -------
Blackrock Global Allocation VI
2009  .         10.013       11.614             3            10.212           11.637              510
2010  .         11.614       12.617             7            11.637           12.679            1,485
---------       ------       ------         -----            ------           ------          -------
Delaware VIP (Reg. TM) Diversified Income Series
2004  .         10.171       10.915            14            10.000           10.935              708
2005  .         10.915       10.726            39            10.935           10.778            1,942
2006  .         10.726       11.426            69            10.778           11.515            6,876
2007  .         11.426       12.139            95            11.515           12.270            9,933
2008  .         12.139       11.437           117            12.270           11.596           11,935
2009  .         11.437       14.333           120            11.596           14.576           11,477
2010  .         14.333       15.287           121            14.576           15.593           11,173
---------       ------       ------         -----            ------           ------          -------
Delaware VIP (Reg. TM) High Yield Series
2005  .         10.231       10.256             8            10.000           10.273              227
2006  .         10.256       11.384            18            10.273           11.437            1,374
2007  .         11.384       11.550            19            11.437           11.639            1,736
2008  .         11.550        8.645            15            11.639            8.738            1,662
2009  .          8.645       12.712            18             8.738           12.887            2,666
2010  .         12.712       14.470            23            12.887           14.713            2,531
---------       ------       ------         -----            ------           ------          -------
Delaware VIP (Reg. TM) REIT Series
2000  .          1.000        1.169           267             1.000**          1.171**         25,199
2001  .          1.169        1.256           542             1.171            1.262           36,687
2002  .          1.256        1.295         1,369             1.262            1.306           81,593
2003  .          1.295        1.714         1,458             1.306            1.732           90,085
2004  .          1.714        2.222         1,415             1.732            2.253          114,093
2005  .          2.222        2.351         1,045             2.253            2.391           96,353
2006  .          2.351        3.078           925             2.391            3.139           99,500
2007  .          3.078        2.614           527             3.139            2.675           62,993
2008  .          2.614        1.676           344             2.675            1.720           51,950
2009  .          1.676        2.040           241             1.720            2.099           44,329
2010  .          2.040        2.557           200             2.099            2.639           42,568
---------       ------       ------         -----            ------           ------          -------
Delaware VIP (Reg. TM) Small Cap Value Series
2001  .          1.000        1.021         1,115             1.000**          1.023           35,508
2002  .          1.021        0.950         2,038             1.023            0.955           99,645
2003  .          0.950        1.329         2,341             0.955            1.339          129,759
2004  .          1.329        1.589         2,051             1.339            1.606          155,427
2005  .          1.589        1.712         1,548             1.606            1.736          160,146
2006  .          1.712        1.958         1,274             1.736            1.991          158,784
2007  .          1.958        1.801           746             1.991            1.837          129,060
2008  .          1.801        1.243           495             1.837            1.272          109,689
2009  .          1.243        1.614           425             1.272            1.656           99,261
2010  .          1.614        2.102           401             1.656            2.163           94,797
---------       ------       ------         -----            ------           ------          -------

                               with EGMDB                                without EGMDB
                ----------------------------------------    ----------------------------------------
                Accumulation unit value                     Accumulation unit value
                -----------------------      Number of      -----------------------      Number of
                 Beginning      End of      accumulation     Beginning      End of      accumulation
                 of period      period         units         of period      period         units
                -----------    --------    -------------    -----------    --------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP (Reg. TM) Smid Cap Growth Series(3)
2000  .         2.293           2.107          5,357            2.310        2.129        236,656
2001  .         2.107           1.761          4,412            2.129        1.784        214,133
2002  .         1.761           1.391          3,493            1.784        1.414        193,594
2003  .         1.391           1.855          3,205            1.414        1.892        190,440
2004  .         1.855           2.062          2,665            1.892        2.109        173,032
2005  .         2.062           2.155          1,991            2.109        2.210        143,466
2006  .         2.155           2.288          1,559            2.210        2.355        123,205
2007  .         2.288           2.502          1,087            2.355        2.582        103,798
2008  .         2.502           1.315            783            2.582        1.361         89,730
2009  .         1.315           2.009            638            1.361        2.085         83,295
2010........    2.396           2.718            522            2.493        2.830         78,019
-------------   -----           -----          -----            -----        -----        -------
Delaware VIP (Reg. TM) Value Series
2000  .         1.535           1.687          2,258            1.547        1.705         50,852
2001  .         1.687           1.601          2,611            1.705        1.622         65,103
2002  .         1.601           1.285          1,981            1.622        1.306         65,576
2003  .         1.285           1.627          1,705            1.306        1.659         71,300
2004  .         1.627           1.846          1,446            1.659        1.888         72,666
2005  .         1.846           1.932          1,255            1.888        1.982         77,860
2006  .         1.932           2.366          1,041            1.982        2.435         85,884
2007  .         2.366           2.272            888            2.435        2.345         79,751
2008  .         2.272           1.493            724            2.345        1.546         65,424
2009  .         1.493           1.739            571            1.546        1.806         57,223
2010  .         1.739           1.986            479            1.806        2.068         51,661
-------------   -----           -----          -----            -----        -----        -------
DWS VIP Alternative Asset Allocation Plus
2009  .         N/A              N/A            N/A            10.004       11.547             52
2010  .         N/A              N/A            N/A            11.547       12.857            163
-------------   -----           -----          -----           ------       ------        -------
DWS VIP Equity 500 Index
2000  .         1.088           0.975          2,777            1.089        0.979        100,922
2001  .         0.975           0.845          2,806            0.979        0.851        123,652
2002  .         0.845           0.648          2,272            0.851        0.654        134,274
2003  .         0.648           0.820          3,158            0.654        0.830        162,353
2004  .         0.820           0.895          3,191            0.830        0.909        156,804
2005  .         0.895           0.925          1,496            0.909        0.942        146,112
2006  .         0.925           1.054          2,108            0.942        1.078        249,200
2007  .         1.054           1.096          1,640            1.078        1.123        222,719
2008  .         1.096           0.680          1,184            1.123        0.699        196,677
2009  .         0.680           0.848            875            0.699        0.874        180,745
2010  .         0.848           0.960            705            0.874        0.993        163,013
-------------   -----           -----          -----           ------       ------        -------
DWS VIP Small Cap Index
2000  .         1.163           1.103            819            1.164        1.108         11,526
2001  .         1.103           1.112            842            1.108        1.119         19,047
2002  .         1.112           0.871            760            1.119        0.880         21,806
2003  .         0.871           1.259          1,086            0.880        1.276         46,495
2004  .         1.259           1.464            653            1.276        1.487         44,813
2005  .         1.464           1.506            472            1.487        1.535         37,029
2006  .         1.506           1.747            394            1.535        1.786         38,624
2007  .         1.747           1.692            311            1.786        1.735         32,347
2008  .         1.692           1.100            173            1.735        1.131         28,309
2009  .         1.100           1.374            121            1.131        1.418         25,536
2010  .         1.374           1.714            119            1.418        1.774         23,688
-------------   -----           -----          -----           ------       ------        -------
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2000  .         1.144           1.053          2,642            1.145        1.058         60,708
2001  .         1.053           0.911          1,861            1.058        0.918         67,249
2002  .         0.911           0.815          2,110            0.918        0.823         79,402
2003  .         0.815           1.032          2,010            0.823        1.046         94,602
2004  .         1.032           1.175          2,258            1.046        1.194        111,623
2005  .         1.175           1.355          2,245            1.194        1.381        146,314
2006  .         1.355           1.493          1,978            1.381        1.526        158,487
2007  .         1.493           1.732          1,660            1.526        1.776        160,866
2008  .         1.732           0.981          1,394            1.776        1.009        156,588
2009  .         0.981           1.313          1,321            1.009        1.355        144,679
2010  .         1.313           1.518          1,188            1.355        1.571        130,869
-------------   -----           -----          -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity (Reg. TM) VIP Growth Portfolio
2000  .      1.188           1.042          4,153            1.189       1.047         150,874
2001  .      1.042           0.847          3,348            1.047       0.852         147,022
2002  .      0.847           0.583          2,307            0.852       0.589         132,663
2003  .      0.583           0.764          2,143            0.589       0.774         131,258
2004  .      0.764           0.779          1,666            0.774       0.792         115,287
2005  .      0.779           0.813          1,276            0.792       0.828          93,377
2006  .      0.813           0.856            770            0.828       0.875          78,415
2007  .      0.856           1.072            835            0.875       1.099          99,050
2008  .      1.072           0.558            555            1.099       0.574          85,210
2009  .      0.558           0.706            357            0.574       0.729          73,851
2010  .      0.706           0.865            284            0.729       0.895          68,635
---------    -----           -----          -----            -----       -----         -------
LVIP Baron Growth Opportunities***
2000  .      1.205           1.158          1,449            1.206       1.163          18,359
2001  .      1.158           1.284          1,338            1.163       1.293          50,999
2002  .      1.284           1.088          1,512            1.293       1.099          67,309
2003  .      1.088           1.396          1,009            1.099       1.414          70,234
2004  .      1.396           1.731          1,184            1.414       1.759         100,927
2005  .      1.731           1.766            869            1.759       1.800          94,277
2006  .      1.766           2.014            638            1.800       2.059          84,192
2007  .      2.014           2.056            439            2.059       2.108          76,738
2008  .      2.056           1.235            320            2.108       1.270          66,481
2009  .      1.235           1.686            235            1.270       1.739          62,604
2010  .      1.686           2.103            191            1.739       2.176          56,237
---------    -----           -----          -----            -----       -----         -------
LVIP Cohen & Steers Global Real Estate
2007  .      9.561           8.250              5           10.000       8.265             369
2008  .      8.250           4.720              8            8.265       4.743             634
2009  .      4.720           6.421              4            4.743       6.472             887
2010  .      6.421           7.478              7            6.472       7.559           1,037
---------    -----           -----          -----           ------       -----         -------
LVIP Delaware Bond
2000  .      4.776           5.227            866            4.812       5.282          51,363
2001  .      5.227           5.631          1,340            5.282       5.708          68,995
2002  .      5.631           6.123          1,454            5.708       6.225          71,278
2003  .      6.123           6.484            964            6.225       6.612          61,410
2004  .      6.484           6.740            760            6.612       6.893          53,875
2005  .      6.740           6.828            597            6.893       7.005          50,814
2006  .      6.828           7.057            492            7.005       7.262          46,791
2007  .      7.057           7.345            435            7.262       7.581          45,930
2008  .      7.345           7.038            337            7.581       7.286          43,173
2009  .      7.038           8.260            303            7.286       8.576          38,003
2010  .      8.260           8.846            269            8.576       9.212          34,852
---------    -----           -----          -----           ------       -----         -------
LVIP Delaware Foundation Aggressive Allocation(1)
2000  .      3.343           3.121          1,388            3.369       3.154         118,278
2001  .      3.121           2.841          1,238            3.154       2.880         106,920
2002  .      2.841           2.468          1,036            2.880       2.509          91,800
2003  .      2.468           2.933            816            2.509       2.991          81,988
2004  .      2.933           3.287            630            2.991       3.362          73,041
2005  .      3.287           3.465            550            3.362       3.555          65,702
2006  .      3.465           3.917            480            3.555       4.030          58,923
2007  .      3.917           4.112            417            4.030       4.244          52,749
2008  .      4.112           2.711            360            4.244       2.806          45,449
2009  .      2.711           3.532            266            2.806       3.667          38,853
2010  .      3.532           3.921            216            3.667       4.083          33,998
---------    -----           -----          -----           ------       -----         -------

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Foundation Conservative Allocation(2)
2000  .          5.568          5.418          1,380            5.610        5.476        134,227
2001  .          5.418          5.262          1,348            5.476        5.334        124,772
2002  .          5.262          4.620          1,032            5.334        4.697        107,493
2003  .          4.620          5.604            980            4.697        5.715         99,427
2004  .          5.604          6.085            800            5.715        6.224         89,543
2005  .          6.085          6.278            673            6.224        6.441         80,441
2006  .          6.278          6.852            525            6.441        7.051         70,268
2007  .          6.852          7.073            438            7.051        7.300         61,096
2008  .          7.073          5.100            309            7.300        5.279         51,681
2009  .          5.100          6.184            291            5.279        6.420         45,372
2010  .          6.184          6.740            251            6.420        7.019         40,278
---------        -----          -----          -----            -----        -----        -------
LVIP Delaware Foundation Moderate Allocation
2009  .          N/A            N/A             N/A            10.159       11.800             39
2010  .          N/A            N/A             N/A            11.800       12.968             88
---------        -----          -----          -----           ------       ------        -------
LVIP Delaware Growth and Income
2000  .         13.278         11.844          2,236           13.379       11.970        284,457
2001  .         11.844         10.378          1,936           11.970       10.520        260,455
2002  .         10.378          7.985          1,426           10.520        8.118        220,520
2003  .          7.985         10.224          1,304            8.118       10.426        203,918
2004  .         10.224         11.301          1,119           10.426       11.560        183,474
2005  .         11.301         11.773            877           11.560       12.079        161,599
2006  .         11.773         13.058            673           12.079       13.437        138,884
2007  .         13.058         13.678            533           13.437       14.117        120,694
2008  .         13.678          8.671            419           14.117        8.977        103,063
2009  .          8.671         10.672            354            8.977       11.081         92,891
2010  .         10.672         11.896            289           11.081       12.389         78,825
---------       ------         ------          -----           ------       ------        -------
LVIP Delaware Social Awareness
2000  .          6.664          6.029          3,803            6.714        6.093        230,569
2001  .          6.029          5.384          3,328            6.093        5.458        215,412
2002  .          5.384          4.139          2,612            5.458        4.208        186,476
2003  .          4.139          5.387          2,312            4.208        5.494        176,186
2004  .          5.387          5.993          1,931            5.494        6.130        161,833
2005  .          5.993          6.627          1,548            6.130        6.799        146,462
2006  .          6.627          7.346          1,149            6.799        7.559        130,461
2007  .          7.346          7.466            868            7.559        7.706        112,129
2008  .          7.466          4.834            696            7.706        5.004         95,906
2009  .          4.834          6.203            603            5.004        6.440         84,422
2010  .          6.203          6.831            525            6.440        7.114         74,128
---------       ------         ------          -----           ------       ------        -------
LVIP Delaware Special Opportunities
2000  .          8.185          9.375            526            8.248        9.475         52,173
2001  .          9.375          9.451            513            9.475        9.580         51,523
2002  .          9.451          8.235            433            9.580        8.373         47,787
2003  .          8.235         10.892            372            8.373       11.107         44,846
2004  .         10.892         13.199            358           11.107       13.500         44,382
2005  .         13.199         15.066            343           13.500       15.456         45,366
2006  .         15.066         17.259            280           15.456       17.759         41,456
2007  .         17.259         17.684            201           17.759       18.251         35,897
2008  .         17.684         11.061            139           18.251       11.450         30,209
2009  .         11.061         14.241            118           11.450       14.786         26,915
2010  .         14.241         18.364             98           14.786       19.124         24,724
---------       ------         ------          -----           ------       ------        -------
LVIP Global Income
2009  .          N/A            N/A             N/A            10.064       10.779            202
2010  .         10.700         11.584              2           10.779       11.704            452
---------       ------         ------          -----           ------       ------        -------

                            with EGMDB                                without EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Janus Capital Appreciation
2000  .          3.678        3.055         8,960            3.706        3.087        510,683
2001  .          3.055        2.235         7,044            3.087        2.265        458,389
2002  .          2.235        1.611         4,979            2.265        1.638        380,626
2003  .          1.611        2.107         4,192            1.638        2.148        343,799
2004  .          2.107        2.189         3,268            2.148        2.239        272,616
2005  .          2.189        2.252         2,410            2.239        2.310        217,603
2006  .          2.252        2.437         1,793            2.310        2.508        178,507
2007  .          2.437        2.897         1,417            2.508        2.990        153,437
2008  .          2.897        1.692         1,185            2.990        1.752        134,987
2009  .          1.692        2.314           928            1.752        2.402        121,757
2010  .          2.314        2.543           751            2.402        2.648        109,239
---------        -----        -----         -----            -----        -----        -------
LVIP Mondrian International Value
2000  .          2.042        2.018         1,884            2.057        2.039        191,132
2001  .          2.018        1.793         1,793            2.039        1.817        169,787
2002  .          1.793        1.579         1,479            1.817        1.605        151,948
2003  .          1.579        2.207         1,285            1.605        2.251        144,520
2004  .          2.207        2.635         1,103            2.251        2.695        139,273
2005  .          2.635        2.927         1,000            2.695        3.003        137,848
2006  .          2.927        3.756         1,003            3.003        3.865        144,546
2007  .          3.756        4.134           863            3.865        4.266        131,929
2008  .          4.134        2.585           660            4.266        2.675        110,647
2009  .          2.585        3.093           542            2.675        3.211         96,394
2010  .          3.093        3.128           355            3.211        3.257         83,941
---------        -----        -----         -----            -----        -----        -------
LVIP Money Market Fund
2000  .          2.590        2.712         1,035            2.610        2.741         51,218
2001  .          2.712        2.784         1,490            2.741        2.823         59,148
2002  .          2.784        2.787         1,102            2.823        2.834         52,868
2003  .          2.787        2.770           580            2.834        2.825         33,314
2004  .          2.770        2.758           281            2.825        2.821         27,230
2005  .          2.758        2.798           247            2.821        2.871         27,083
2006  .          2.798        2.891           254            2.871        2.975         29,490
2007  .          2.891        2.996           246            2.975        3.092         36,396
2008  .          2.996        3.026           363            3.092        3.133         54,054
2009  .          3.026        2.996           219            3.133        3.111         37,520
2010  .          2.996        2.959           196            3.111        3.081         27,472
---------        -----        -----         -----            -----        -----        -------
LVIP SSgA Bond Index
2009  .         10.318       10.292             1*          10.018       10.310            190
2010  .         10.292       10.767             2           10.310       10.817            392
---------       ------       ------         -----           ------       ------        -------
LVIP SSgA Emerging Markets 100
2009  .         10.458       14.238             3           10.487       14.264          1,219
2010  .         14.238       17.957             8           14.264       18.042          1,664
---------       ------       ------         -----           ------       ------        -------
LVIP SSgA Global Tactical Allocation(4)
2005  .         10.249       10.920             4           10.000       10.939            343
2006  .         10.920       12.562             1*          10.939       12.622            770
2007  .         12.562       13.766             2           12.622       13.872          1,066
2008  .         13.766        8.090             2           13.872        8.177          1,181
2009  .          8.090       10.445             5            8.177       10.589          1,199
2010  .         10.445       11.210             5           10.589       11.399          1,111
---------       ------       ------         -----           ------       ------        -------
LVIP SSgA International Index
2009  .         11.763       12.438             1*           9.989       12.461             60
2010  .         12.438       13.142             2           12.461       13.207            105
---------       ------       ------         -----           ------       ------        -------
LVIP SSgA S&P 500 Index
2007  .          9.683        9.649             1           10.000        9.667            255
2008  .          9.649        5.982             5            9.667        6.011            828
2009  .          5.982        7.446            11            6.011        7.504          1,174
2010  .          7.446        8.432            13            7.504        8.524          1,206
---------       ------       ------         -----           ------       ------        -------

                             with EGMDB                                  without EGMDB
             -------------------------------------------    ----------------------------------------
              Accumulation unit value                       Accumulation unit value
             --------------------------      Number of      -----------------------      Number of
              Beginning        End of       accumulation     Beginning      End of      accumulation
              of period        period          units         of period      period         units
             -----------    -----------    -------------    -----------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSgA Small-Cap Index
2007  .          9.939          9.178              4           10.000        9.195            293
2008  .          9.178          5.982              3            9.195        6.011            395
2009  .          5.982          7.441              4            6.011        7.499            505
2010  .          7.441          9.268              8            7.499        9.369            719
---------        -----          -----              -           ------        -----            ---
LVIP T. Rowe Price Structured Mid-Cap Growth
2000  .          2.193          2.106          2,440            2.209        2.128        233,175
2001  .          2.106          1.387          1,978            2.128        1.406        208,342
2002  .          1.387          0.955          1,471            1.406        0.971        180,725
2003  .          0.955          1.250          1,226            0.971        1.275        174,149
2004  .          1.250          1.403          1,006            1.275        1.435        152,949
2005  .          1.403          1.521            769            1.435        1.560        133,528
2006  .          1.521          1.640            550            1.560        1.688        115,691
2007  .          1.640          1.839            434            1.688        1.898        102,033
2008  .          1.839          1.039            338            1.898        1.075         91,652
2009  .          1.039          1.500            383            1.075        1.558         90,051
2010  .          1.500          1.901            282            1.558        1.980         83,044
---------        -----          -----          -----           ------        -----        -------
LVIP Wells Fargo Intrinsic Value Fund
2000  .          2.505          2.735          5,125            2.524        2.764        294,144
2001  .          2.735          2.502          5,213            2.764        2.536        293,857
2002  .          2.502          2.082          4,663            2.536        2.117        270,819
2003  .          2.082          2.720          4,411            2.117        2.774        272,157
2004  .          2.720          2.947          3,763            2.774        3.014        255,601
2005  .          2.947          3.040          2,816            3.014        3.119        226,731
2006  .          3.040          3.339          2,057            3.119        3.435        197,098
2007  .          3.339          3.439          1,600            3.435        3.549        163,389
2008  .          3.439          2.094          1,115            3.549        2.167        136,787
2009  .          2.094          2.548            962            2.167        2.646        119,624
2010  .          2.548          2.966            749            2.646        3.089        106,423
---------        -----          -----          -----           ------        -----        -------
LVIP Wilshire 2010 Profile
2007  .          N/A            N/A             N/A             9.998       10.493            115
2008  .          N/A            N/A             N/A            10.493        7.904            336
2009  .          N/A            N/A             N/A             7.904        9.735            419
2010  .          N/A            N/A             N/A             9.735       10.743            436
---------        -----          -----          -----           ------       ------        -------
LVIP Wilshire 2020 Profile
2007  .          N/A            N/A             N/A            10.001       10.337            137
2008  .          N/A            N/A             N/A            10.337        7.482            654
2009  .          N/A            N/A             N/A             7.482        9.308            876
2010  .          N/A            N/A             N/A             9.308       10.324          1,035
---------        -----          -----          -----           ------       ------        -------
LVIP Wilshire 2030 Profile
2007  .          N/A            N/A             N/A            10.045       10.444             58
2008  .          N/A            N/A             N/A            10.444        7.157            282
2009  .          N/A            N/A             N/A             7.157        9.066            370
2010  .          N/A            N/A             N/A             9.066       10.102            456
---------        -----          -----          -----           ------       ------        -------
LVIP Wilshire 2040 Profile
2007  .          N/A            N/A             N/A            10.072       10.269             23
2008  .          N/A            N/A             N/A            10.269        6.553             70
2009  .          N/A            N/A             N/A             6.553        8.495            138
2010  .          N/A            N/A             N/A             8.495        9.560            191
---------        -----          -----          -----           ------       ------        -------
LVIP Wilshire Conservative Profile
2005  .          N/A            N/A             N/A             9.994       10.304            171
2006  .         10.233         11.102              6           10.304       11.154            582
2007  .         11.102         11.810              6           11.154       11.902          1,619
2008  .         11.810          9.508             12           11.902        9.610          1,998
2009  .          9.508         11.717              8            9.610       11.879          2,013
2010  .         11.717         12.780              8           11.879       12.995          1,914
---------       ------         ------          -----           ------       ------        -------

                            with EGMDB                                 without EGMDB
             ----------------------------------------    ------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      -------------------------      Number of
              Beginning      End of      accumulation      Beginning       End of      accumulation
              of period      period         units          of period       period         units
             -----------    --------    -------------    -------------    --------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wilshire Moderate Profile
2005  .         10.060       10.506             7            10.005        10.524            576
2006  .         10.506       11.618            73            10.524        11.673          1,685
2007  .         11.618       12.531            61            11.673        12.628          2,910
2008  .         12.531        9.077            37            12.628         9.174          3,375
2009  .          9.077       11.471            28             9.174        11.630          3,387
2010  .         11.471       12.677            22            11.630        12.891          3,392
---------       ------       ------            --            ------        ------          -----
LVIP Wilshire Moderately Aggressive Profile
2005  .         10.140       10.683             3             9.989        10.701            700
2006  .         10.683       12.035             1*           10.701        12.092          1,789
2007  .         12.035       13.044            11            12.092        13.146          2,654
2008  .         13.044        8.573             4            13.146         8.666          2,808
2009  .          8.573       10.918             7             8.666        11.070          2,630
2010  .         10.918       12.148             7            11.070        12.353          2,512
---------       ------       ------            --            ------        ------          -----
MFS (Reg. TM) VIT Utilities Series
2001  .          1.000        0.785           184             1.000**       0.786          5,285
2002  .          0.785        0.599           235             0.786         0.601          8,174
2003  .          0.599        0.803           545             0.601         0.809         29,962
2004  .          0.803        1.032           948             0.809         1.043         58,964
2005  .          1.032        1.190         1,254             1.043         1.207        111,004
2006  .          1.190        1.542         1,113             1.207         1.568        117,411
2007  .          1.542        1.946         1,265             1.568         1.985        159,091
2008  .          1.946        1.198         1,069             1.985         1.225        129,627
2009  .          1.198        1.575           778             1.225         1.616        111,551
2010  .          1.575        1.769           554             1.616         1.821         93,000
---------       ------       ------         -----            ------        ------        -------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2000  .          1.463        1.336         2,408             1.464         1.341        148,899
2001  .          1.336        0.994         1,759             1.341         1.001        134,748
2002  .          0.994        0.693         1,367             1.001         0.700        118,904
2003  .          0.693        0.876         1,162             0.700         0.888        115,287
2004  .          0.876        1.006         1,005             0.888         1.022        108,317
2005  .          1.006        1.129           837             1.022         1.151        100,912
2006  .          1.129        1.278           714             1.151         1.307         96,772
2007  .          1.278        1.546           770             1.307         1.585        115,377
2008  .          1.546        0.864           555             1.585         0.889         97,576
2009  .          0.864        1.123           390             0.889         1.158         85,655
2010  .          1.123        1.431           328             1.158         1.480         78,477
---------       ------       ------         -----            ------        ------        -------



* All numbers less than 500 were rounded up to one.

** These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts through December 31.

*** Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron
   Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.


(3) Effective October 9, 2010, the Delaware VIP (Reg. TM) Trend Series was reorganized into the Delaware VIP (Reg. TM) Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP (Reg. TM) Trend Series.

(4) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states or with your contract. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.

                                                                                                            1) i4LIFE(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT (VERSION 4)
                                                                                                            (PRIOR VERSIONS MAY
                                                                                                            VARY)
                                                                                                            2) 4LATER(R) ADVANTAGE
                                                                                                            GUARANTEED INCOME
                                                                                                            BENEFIT
                                                                                                            3) GUARANTEED INCOME
                                                                                                            BENEFIT FOR PURCHASERS
                     LINCOLN                                                                                OF LINCOLN LIFETIME
                     SMARTSECURITY(R)                                                                       INCOME(SM) ADVANTAGE
                     ADVANTAGE 1-YR.                                                                        4) GUARANTEED INCOME
                     AUTOMATIC STEP-UP     LINCOLN LIFETIME                                                 BENEFIT FOR PURCHASERS
                     (PRIOR VERSIONS       INCOME(SM)                                                       OF LINCOLN LIFETIME
                     MAY VARY)             ADVANTAGE 2.0         i4LIFE(R) ADVANTAGE   4LATER(R) ADVANTAGE  INCOME(SM) ADVANTAGE 2.0
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview         Designed to guarantee Designed to guarantee Designed to provide   Designed to          Designed to use the
                     that if you make your that if you make your an income program     guarantee today a    Income Base established
                     first withdrawal on   first withdrawal on   that combines         future minimum       under 4LATER(R)
                     or after the date you or after the date you variable lifetime     payout floor for     Advantage (if 4LATER(R)
                     reach age 65, you are reach age 55 you are  income payments and a i4LIFE(R) Advantage  Advantage Guaranteed
                     guaranteed income for guaranteed income for death benefit with    regular income       Income Benefit is
                     your life (and your   your life (and your   the ability to make   payments, regardless elected) or the Account
                     spouse's, under Joint spouse's, under Joint withdrawals during a  of investment        Value* established under
                     Life version), even   Life version). Also   defined period.       performance, by      i4LIFE(R) Advantage (if
                     after the entire      includes age-based                          providing an Income  i4LIFE(R) Advantage
                     amount of purchase    increases to the                            Base during the      Guaranteed Income
                     payments has been     withdrawal amount.                          accumulation period  Benefit is elected) or
                     returned to you                                                   that can be used to  the greater of the
                     through periodic                                                  establish in the     Income Base or Account
                     withdrawals. If                                                   future a Guaranteed  Value under LINCOLN
                     lifetime withdrawals                                              Income Benefit with  LIFETIME INCOME(SM)
                     are not in effect,                                                i4LIFE(R) Advantage. Advantage 2.0 (for prior
                     you may make periodic                                                                  purchasers of LINCOLN
                     withdrawals of the                                                                     LIFETIME INCOME(SM)
                     Guaranteed Amount.                                                                     Advantage 2.0) to
                                                                                                            provide a minimum payout
                                                                                                            floor for i4LIFE(R)
                                                                                                            Advantage regular income
                                                                                                            payments, regardless of
                                                                                                            investment performance.

                                                                                                            * Can instead use the
                                                                                                            remaining Guaranteed
                                                                                                            Amount under LINCOLN
                                                                                                            SMARTSECURITY(R)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage.

2.  Current Fee      0.65% (Single Life)   Single life option    Varies based on       0.65% of Income Base 1) 0.65% added to the
                     or 0.80% (Joint Life) 1.05% of Income Base  product and death                          i4LIFE(R) Advantage
                     of Guaranteed Amount  Joint life option     benefit option                             charge (0.85% if Joint
                                           1.25% of Income Base  (assessed as a % of                        Life Option is chosen)
                                                                 account value, and                         i4LIFE(R) Advantage
                                                                 only during annuity                        Guaranteed Income
                                                                 payout phase)                              Benefit Version 4 (0.65%
                                                                                                            for 4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit,)

                                                                                                            2) 0.50% added to the
                                                                                                            i4LIFE(R) Advantage
                                                                                                            charge (i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit Version
                                                                                                            3) (assessed as a % of
                                                                                                            account value, and only
                                                                                                            during annuity payout
                                                                                                            phase)

                                                                                                            3) Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0, 1.05%

                                                                                                            (single life
                                                                                                            option) or 1.25 (joint
                                                                                                            life option) which is
                                                                                                            the total charge for
                                                                                                            i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit initially
                                                                                                            (assessed as a % of the
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base or Account
                                                                                                            Value, if greater).

3.  Guaranteed       1.50% of Guaranteed   2.00% of Income Base  Same as current fee   1.50% of Income Base 1) 2.00% added to the
    Maximum Fee      Amount                                                                                 i4LIFE(R) Advantage
                                                                                                            charge (assessed as a %
                                                                                                            of account value, and
                                                                                                            only during annuity
                                                                                                            payout phase)

                                                                                                            2) 2.00% total charge
                                                                                                            for i4LIFE(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit for Purchasers
                                                                                                            of LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage
                                                                                                            2.0. (assessed as a % of
                                                                                                            the LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0
                                                                                                            Income Base).

4.  Withdrawals      Yes - 5% annually     Yes - Age-based       Yes, during Access    Yes, only after you  No
    Permitted                              (4-5%) annually       Period                elect i4LIFE(R)
                                                                                       Advantage

5.  Payments for     Yes (if conditions    Yes (if conditions    Yes (if conditions    If elect i4LIFE(R)   Yes (if conditions
    Life             are met)              are met)              are met)              Advantage            are met)

6.  Potential        Purchase Payments     Purchase Payments     N/A                   Purchase Payments    Automatic Annual
    Increases to     Automatic Annual      5% Enhancements                             15% Enhancements     Step-Ups Prior versions
    Guaranteed       Step-Ups              Automatic Annual                            (every 3 years)      will have different
    Amount, Income   (if conditions are    Step-Ups                                    Resets to contract   Step-Up provisions
    Base, or         met)                  (if conditions are                          value                (if conditions are met)
    Guaranteed                             met)                                        (if conditions are
    Income Benefit                                                                     met)
    (as applicable)

7.  Investment       Option 3 (different   Option 3 (different   None                  Option 3 (different  Option 3 (different
    Requirements     Investment            Investment                                  Investment           Investment Requirements
                     Requirements may      Requirements may                            Requirements may     may apply depending upon
                     apply depending upon  apply depending upon                        apply depending upon date of purchase. See
                     date of purchase. See date of purchase. See                       date of purchase.    Investment Requirements
                     Investment            Investment                                  See Investment       section of prospectus
                     Requirements section  Requirements section                        Requirements section for more details)
                     of prospectus for     of prospectus for                           of prospectus for
                     more details)         more details)                               more details)

8.  Ability to Make  Yes, after the first  Yes--may impact the   No (non-qualified     Yes                  No
    Additional       rider anniversary, if charge (Cumulative    contracts) Yes,
    Purchase         cumulative payments   purchase payments in  during Access Period,
    Payments if      are over $100,000 and excess of $100,000    unless 4LATER(R)
    Contract Value   prior Home Office     require Home Office   Advantage Guaranteed
    is greater than  approval is provided  approval.)            Income Benefit or
    zero                                                         i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit has been
                                                                 elected (qualified
                                                                 contracts) No, for
                                                                 purchasers of LINCOLN
                                                                 LIFETIME INCOME(SM)
                                                                 Advantage 2.0 if
                                                                 i4LIFE(R) Advantage
                                                                 Guaranteed Income
                                                                 Benefit (Version 4)
                                                                 has been elected


9.  Spousal          Yes                   No                    No                    Yes (prior to        No
    Continuation                                                                       Periodic Income
                                                                                       Commencement Date)

10. Ability to       Yes, after 5 years    Yes, after 5 Years    No (non-qualified     Yes, after 3 years   Yes, after 3 years
    Cancel Rider     following the later                         contracts)            following the later  following the later of
                     of rider effective                                                of rider effective   rider effective date or
                     date or contractowner                       Yes, at any time      date or most recent  most recent Reset (if
                     -elected step-up                            (qualified contracts) Reset                4LATER(R) Advantage
                                                                                                            Guaranteed Income
                                                                                                            Benefit is elected or
                                                                                                            purchasers of LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage or LINCOLN
                                                                                                            LIFETIME INCOME(SM)
                                                                                                            Advantage 2.0 elect the
                                                                                                            Guaranteed Income
                                                                                                            Benefit) Yes, at any
                                                                                                            time (if i4LIFE(R)
                                                                                                            Advantage Guaranteed
                                                                                                            Income Benefit is
                                                                                                            elected) Yes, after 5
                                                                                                            years following the
                                                                                                            rider effective date for
                                                                                                            LINCOLN LIFETIME
                                                                                                            INCOME(SM) Advantage 2.0

11. Nursing Home     No                    Yes                   No                    No                   No
    Benefit                                (subject to state
                                           availability)

12. May Elect Other  No                    No                    Limited to Guaranteed No (prior to         Limited to i4LIFE(R)
    Living Benefit                                               Income Benefit        Periodic Income      Advantage
    Riders                                                                             Commencement Date)

Lincoln National
Variable Annuity Account C (VAA)   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2011. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3
Determination of Accumulation and Annuity Unit
Value                                           B-4


Item                                             Page
Capital Markets                                 B-4
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6


This SAI is not a prospectus.

The date of this SAI is May 1, 2011.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $61,630,463, $50,146,571, and $52,413,537 to LFA and Selling Firms in 2008, 2009 and 2010, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1971 Individual Annuity Mortality Tables (modified) for the single premium, periodic premium and flexible premium Multi-Fund (Reg. TM) 2 and 3 annuity contracts and the 1983 Table "a" Individual Annuity Mortality Tables for flexible premium annuity contract Multi-Fund (Reg. TM) 4, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).




Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $10,000 over any period between 12 and 36 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $5,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.



Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.


Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

The December 31, 2010 financial statements of the VAA and the December 31, 2010 consolidated financial statements of Lincoln Life appear on the following pages.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                               /s/ Ernst & Young LLP

                                               Philadelphia, Pennsylvania
                                               April 1, 2011

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                       AS OF DECEMBER 31,
                                                                                                       ---------------------
                                                                                                         2010       2009
                                                                                                       -------- ------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $63,512; 2009 -- $58,816)                      $ 66,289  $ 58,889
     Variable interest entities' fixed maturity securities (amortized cost: 2010 -- $570)                   584        --
     Equity securities (cost: 2010 -- $119; 2009 -- $141)                                                   140       155
  Trading securities                                                                                      2,459     2,366
  Mortgage loans on real estate                                                                           6,431     6,835
  Real estate                                                                                               168       128
  Policy loans                                                                                            2,832     2,864
  Derivative investments                                                                                  1,021       841
  Other investments                                                                                         978       975
                                                                                                       -------- ------------
        Total investments                                                                                80,902    73,053
Cash and invested cash                                                                                    1,904     2,553
Deferred acquisition costs and value of business acquired                                                 8,854     9,396
Premiums and fees receivable                                                                                334       302
Accrued investment income                                                                                   904       860
Reinsurance recoverables                                                                                  7,626     7,880
Reinsurance related embedded derivatives                                                                    112       277
Goodwill                                                                                                  3,017     3,011
Other assets                                                                                              3,729     3,375
Separate account assets                                                                                  84,630    73,500
                                                                                                       -------- ------------
        Total assets                                                                                   $192,012  $174,207
                                                                                                       ======== ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                               $ 14,872  $ 14,507
Other contract holder funds                                                                              66,721    63,177
Short-term debt                                                                                              10        21
Long-term debt                                                                                            2,429     1,925
Funds withheld reinsurance liabilities                                                                    3,385     3,137
Deferred gain on business sold through reinsurance                                                          405       516
Payables for collateral on investments                                                                    1,712     1,924
Variable interest entities' liabilities                                                                     132        --
Other liabilities                                                                                         3,118     2,099
Separate account liabilities                                                                             84,630    73,500
                                                                                                       -------- ------------
        Total liabilities                                                                               177,414   160,806
                                                                                                       -------- ------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                     10,585    10,588
Retained earnings                                                                                         3,137     2,915
Accumulated other comprehensive income (loss)                                                               876      (102)
                                                                                                       -------- ------------
        Total stockholder's equity                                                                       14,598    13,401
                                                                                                       -------- ------------
            Total liabilities and stockholder's equity                                                 $192,012  $174,207
                                                                                                       ======== ============
           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                            2010      2009      2008
                                                                                          --------- --------- ---------
REVENUES
Insurance premiums                                                                        $1,929    $1,878    $1,835
Insurance fees                                                                             3,070     2,841     2,990
Net investment income                                                                      4,362     4,006     3,975
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                                (231)     (643)     (682)
  Portion of loss recognized in other comprehensive income                                    83       262        --
                                                                                          --------- --------- ---------
     Net other-than-temporary impairment losses on securities recognized in earnings        (148)     (381)     (682)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (100)     (208)     (142)
                                                                                          --------- --------- ---------
        Total realized gain (loss)                                                          (248)     (589)     (824)
                                                                                          --------- --------- ---------
Amortization of deferred gain on business sold through reinsurance                            52        73        76
Other revenues and fees                                                                      360       299       271
                                                                                          --------- --------- ---------
     Total revenues                                                                        9,525     8,508     8,323
                                                                                          --------- --------- ---------
BENEFITS AND EXPENSES
Interest credited                                                                          2,435     2,406     2,438
Benefits                                                                                   2,570     2,450     2,654
Underwriting, acquisition, insurance and other expenses                                    2,999     2,579     2,960
Interest and debt expense                                                                     99        93        85
Impairment of intangibles                                                                     --       729        --
                                                                                          --------- --------- ---------
     Total benefits and expenses                                                           8,103     8,257     8,137
                                                                                          --------- --------- ---------
     Income (loss) before taxes                                                            1,422       251       186
     Federal income tax expense (benefit)                                                    347       163       (68)
                                                                                          --------- --------- ---------
        Net income (loss)                                                                 $1,075      $ 88     $ 254
                                                                                          ========= ========= =========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
                                                               2010       2009       2008
                                                            ---------- ---------- ----------
COMMON STOCK
Balance as of beginning-of-year                             $10,588    $ 9,132    $ 9,105
Capital contribution from Lincoln National Corporation           --      1,451         --
Stock compensation/issued for benefit plans                      (3)         5         27
                                                            ---------- ---------- ----------
     Balance as of end-of-year                               10,585     10,588      9,132
                                                            ---------- ---------- ----------
RETAINED EARNINGS
Balance as of beginning-of-year                               2,915      3,135      3,283
Cumulative effect from adoption of new accounting standards    (169)        97         --
Comprehensive income (loss)                                   1,872      2,692     (2,408)
Less other comprehensive income (loss), net of tax              797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Net income (loss)                                        1,075         88        254
Dividends declared                                             (684)      (405)      (402)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                3,137      2,915      3,135
                                                            ---------- ---------- ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (102)    (2,609)        53
Cumulative effect from adoption of new accounting standards     181        (97)        --
Other comprehensive income (loss), net of tax                   797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                  876       (102)    (2,609)
                                                            ---------- ---------- ----------
         Total stockholder's equity as of end-of-year       $14,598    $13,401    $ 9,658
                                                            ========== ========== ==========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                                   FOR THE YEARS ENDED
                                                                                                       DECEMBER 31,
                                                                                             -------------------------------
                                                                                                2010       2009       2008
                                                                                             ---------- ---------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $ 1,075       $ 88      $ 254
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                          (304)      (371)      (237)
  Trading securities purchases, sales and maturities, net                                         39        (20)       177
  Change in premiums and fees receivable                                                         (32)       143        (61)
  Change in accrued investment income                                                            (44)       (87)        19
  Change in future contract benefits and other contract holder funds                            (202)    (2,857)     4,098
  Change in reinsurance related assets and liabilities                                           888      2,790     (3,618)
  Change in federal income tax accruals                                                          692        178        (45)
  Realized (gain) loss                                                                           248        589        824
  Amortization of deferred gain on business sold through reinsurance                             (52)       (73)       (76)
  Impairment of intangibles                                                                       --        729         --
  Other                                                                                           63          1        (12)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) operating activities                                       2,371      1,110      1,323
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                   (12,816)   (13,075)    (5,776)
Sales of available-for-sale securities                                                         2,642      3,614      1,506
Maturities of available-for-sale securities                                                    4,429      3,209      3,732
Purchases of other investments                                                                (2,775)      (779)    (1,163)
Sales or maturities of other investments                                                       3,099      1,102        907
Increase (decrease) in payables for collateral on investments                                   (212)     1,044       (255)
Proceeds from sale of subsidiaries/businesses, net of cash disposed                               --          6         --
Proceeds from reinsurance recapture                                                               25         --         --
Other                                                                                            (74)       (51)      (117)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) investing activities                                      (5,682)    (4,930)    (1,166)
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                                504         --        250
Increase (decrease) in short-term debt                                                           (11)         3        (14)
Deposits of fixed account values, including the fixed portion of variable                     11,051     11,346      9,806
Withdrawals of fixed account values, including the fixed portion of variable                  (5,225)    (5,440)    (5,910)
Transfers to and from separate accounts, net                                                  (2,958)    (2,248)    (2,204)
Payment of funding agreements                                                                     --         --       (550)
Common stock issued for benefit plans and excess tax benefits                                    (15)        --          8
Capital contribution from parent company                                                          --      1,001         --
Dividends paid to stockholders                                                                  (684)      (405)      (402)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) financing activities                                       2,662      4,257        984
                                                                                             ---------- ---------- ----------
Net increase (decrease) in cash and invested cash, including discontinued operations            (649)       437      1,141
Cash and invested cash, including discontinued operations, as of beginning-of-year             2,553      2,116        975
                                                                                             ---------- ---------- ----------
     Cash and invested cash, including discontinued operations, as of end-of-year            $ 1,904    $ 2,553    $ 2,116
                                                                                             ========== ========== ==========


           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. See Note 4 below for additional details. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to obtain financing to either invest in assets that allow us to gain exposure to a broadly diversified pool of corporate issuers or to support our universal life ("UL") business with secondary guarantees. The factors used to determine whether or not we are the primary beneficiary and must consolidate a VIE in which we hold a variable interest changed effective January 1, 2010, upon the adoption of new accounting guidance. See "Consolidations Topic" in Note 2 for details. Beginning January 1, 2010, we continuously analyze the primary beneficiary of our VIEs, to determine whether we are the primary beneficiary, by applying a qualitative approach to identify the variable interest that has the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no mar- ket activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

- Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or sub-prime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the in-vestees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income. See Note 6 for details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income (Loss).

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change. See Note 6 for additional discussion of our derivative instruments, including details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income
(Loss).

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring UL insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus

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credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions - Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age

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80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income
(Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50% . These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R)
Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in

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Level 3 within the hierarchy levels described above in "Fair Value
Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES
Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale,

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changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). See Note 20 for additional information.

INTEREST AND DEBT EXPENSES
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC
In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. Primarily, the quantitative analysis previously required under the Consolidations Topic of the FASB ASC was eliminated and replaced with a qualitative approach for identifying the variable interest that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In addition, variable interest holders are required to perform an ongoing reassessment of the primary beneficiary of the VIE. Upon adoption of ASU 2009-17, an entity was required to reconsider prior consolidation assessments for VIEs in which the entity continues to hold a variable interest. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the primary beneficiary of the VIEs associated with our investments

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

in Credit-Linked Notes ("CLN"), and as such, we consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. The following summarizes the increases or (decreases) recorded effective January 1, 2010, to the categories (in millions) on our Consolidated Balance Sheets for this cumulative effect adjustment:

ASSETS
AFS securities, at fair value:
  Fixed maturity securities -- ABS CLNs         $(322)
  VIEs' fixed maturity securities                 565
                                                --------
     Total assets                               $ 243
                                                ========
LIABILITIES
VIEs' liabilities:
  Derivative instruments                        $ 225
  Federal income tax                              (91)
                                                --------
     Total VIEs' liabilities                      134
Other liabilities -- deferred income taxes         97
                                                --------
     Total liabilities                          $ 231
                                                ========
STOCKHOLDER'S EQUITY
Retained earnings                               $(169)
Accumulated OCI -- unrealized gain (loss) on
  AFS securities                                  181
                                                --------
  Total stockholder's equity                       12
                                                --------
     Total liabilities and stockholder's equity $ 243
                                                ========

In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note
1. See Note 4 for more detail regarding the consolidation of our VIEs.

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued ASU No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 amended the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 18 related to benefit plans and Note 22 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Consolidated Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                 UNREALIZED     UNREALIZED
                                    OTTI           LOSS
                                   ON AFS         ON AFS
                                 SECURITIES     SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $33          $152     $185
Change in DAC, VOBA,
  DSI, and DFEL                         (6)          (30)     (36)
Income tax                              (9)          (43)     (52)
                                ------------- ------------- --------
  Net cumulative effect
     adjustment                        $18          $ 79     $ 97
                                ============= ============= ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $121
CMOs                                    62
CDOs                                     2
                                      ----
  Total fixed maturity AFS securities $185
                                      ====

In addition, we include on the face of our Consolidated Statements of Income
(Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 5. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Consolidated Financial Statements beginning with the reporting period ending March 31, 2011.

TRANSFERS AND SERVICING TOPIC
In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which, among other things, eliminated the concept of a qualifying special-purpose entity ("SPE") and removed the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs were required to be re-evaluated for consolidation by the sponsor or transferor. We adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations. See "Consolidations Topic" above for additional information and Note 4 for further discussion of the accounting treatment of our VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our consolidated financial condition and results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and result of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")
We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $(148)
Other assets                                    (40)
                                              --------
  Total assets                                $(188)
                                              ========
LIABILITIES
Future contract benefits                      $ (72)
Deferred gain (loss) on business sold through
  reinsurance                                   (76)
Other liabilities                               (40)
                                              --------
  Total liabilities                           $(188)
                                              ========


REINSURANCE RECAPTURED FROM LNBAR
During the third quarter of 2010, we completed a reinsurance transaction whereby we recaptured a portion of business previously ceded to LNBAR. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Cash                                            $ 25
Deferred acquisition costs                       110
                                               --------
  Total assets                                 $ 135
                                               ========
LIABILITIES
Future contract benefits                       $ 387
Other contract holder funds                       22
Funds withheld reinsurance liabilities          (346)
Deferred gain (loss) on business sold through
  reinsurance                                     42
Other liabilities                                 10
                                               --------
  Total liabilities                            $ 115
                                               ========
REVENUES AND EXPENSES
Amortization of deferred gain on business sold
  through reinsurance:
  Write-off of unamortized deferred loss       $ (42)
  Gain on recapture                               17
Benefits                                          55
Federal income tax expense                       (10)
                                               --------
  Net income                                    $ 20
                                               ========

FUNDS WITHHELD AGREEMENT WITH LNBAR
We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FIRST PENN-PACIFIC LIFE INSURANCE COMPANY ("FPP")
We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION (CONTINUED)

summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $48
Other assets                                   15
                                              ---
  Total assets                                $63
                                              ===
LIABILITIES
Future contract benefits                      $15
Deferred gain (loss) on business sold through
  reinsurance                                  47
Other liabilities                               1
                                              ---
  Total liabilities                           $63
                                              ===

CAPITAL CONTRIBUTION OF LFM
On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                            CONTRIBUTION
                                                   VALUE
                                            ---------------
Cash and invested cash                             $ 1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                            ---------------
  Total capital contribution of LFM(1)            $280
                                            ===============

(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES
In 2006 and 2007, we issued two funding agreements and used the proceeds to invest in the Class 1 Notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 Notes, which are held by third parties, and, together with the Class 1 Notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. As of December 31, 2009, these VIEs were not consolidated because under the authoritative accounting guidance at that time, we were not the primary beneficiary of the VIEs because the Class 2 Notes absorbed the majority of the expected losses of the CLN structures. The carrying value of the CLNs as of December 31, 2009, was recognized as a fixed maturity security within AFS on our Consolidated Balance Sheets, and the funding agreements we issued were reported in other contract holder funds on our Consolidated Balance Sheets as of December 31, 2010 and 2009.

Effective January 1, 2010, we adopted the new accounting guidance noted above and evaluated the primary beneficiary of the CLN structures using qualitative factors. Based on our evaluation, we concluded that the ability to actively manage the reference portfolio underlying the credit default swaps is the most significant activity impacting the performance of the CLN structures, because the subordination and participation in credit losses may change. We concluded that we have the power to direct this activity. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We consolidated all of the assets and liabilities of the CLN structures through a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010, and recognized the results of operations of these VIEs on our consolidated financial statements beginning in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption. Asset and liability information (dollars in millions) for these

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. VARIABLE INTEREST ENTITIES (CONTINUED)

consolidated VIEs included on our Consolidated Balance Sheets as of December 31, 2010, was as follows:

                                NUMBER
                                  OF      NOTIONAL  CARRYING
                              INSTRUMENTS  AMOUNTS    VALUE
                              ----------- -------- -----------
ASSETS
Fixed maturity corporate
  asset-backed credit
  card loan securities(1)       N/A         $ --     $584
                              =========== ======== ===========
LIABILITIES
Derivative instruments not
  designated and not
  qualifying as hedging
  instruments:
  Credit default swaps(2)         2         $600     $215
  Contingent forwards(2)          2           --       (6)
                              ----------- -------- -----------
     Total derivative
        instruments not
        designated and not
        qualifying as hedging
        instruments               4          600      209
Federal income tax(2)           N/A           --      (77)
                              ----------- -------- -----------
        Total liabilities         4         $600     $132
                              =========== ======== ===========

(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2010
                                               ---------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Credit default swaps(1)                               $25
Contingent forwards(1)                                 (9)
                                               ---------------
  Total derivative instruments not designated
     and not qualifying as hedging instruments        $16
                                               ===============

(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2010:

                                           AMOUNT AND
                                        DATE OF ISSUANCE
                                 --------------------------
                                     $400          $200
                                   DECEMBER        APRIL
                                     2006          2007
                                 ------------- ------------
Original attachment point
  (subordination)                      5.50%        2.05%
Current attachment point
  (subordination)                      4.17%        1.48%
Maturity                         12/20/2016    3/20/2017
Current rating of tranche                B-          Ba2
Current rating of underlying
  collateral pool                    Aa1-B3       Aaa-B1
Number of defaults in underlying
  collateral pool                         2            2
Number of entities                      123           99
Number of countries                      19           22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment as of December 31, 2010.

As described more fully in Note 1, we regularly review our investment holdings for OTTIs. Based upon this review, we believe that the fixed maturity corporate asset-backed credit card loan securities were not other-than-temporarily impaired as of December 31, 2010.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2010:

                                    AAA      AA       A      BBB     BB      B      CCC     TOTAL
                                   ------- ------- ------- ------- ------- ------- ------- --------
INDUSTRY
Telecommunications                  --%      --%    6.4%    3.7%    1.1%     --%     --%     11.2%
Financial intermediaries           0.4%     4.0%    6.2%    0.5%     --%     --%     --%     11.1%
Oil and gas                         --%     1.0%    1.2%    4.1%     --%     --%     --%      6.3%
Utilities                           --%      --%    3.1%    1.4%     --%     --%     --%      4.5%
Chemicals and plastics              --%      --%    2.4%    1.2%    0.3%     --%     --%      3.9%
Drugs                              0.3%     2.2%    1.2%     --%     --%     --%     --%      3.7%
Retailers (except food and drug)    --%      --%    0.6%    1.8%    1.1%     --%     --%      3.5%
Industrial equipment                --%      --%    3.0%    0.3%     --%     --%     --%      3.3%
Sovereign                           --%     0.6%    1.6%    1.0%     --%     --%     --%      3.2%
Food products                       --%     0.3%    1.8%    1.1%     --%     --%     --%      3.2%
Conglomerates                       --%     2.7%    0.5%     --%     --%     --%     --%      3.2%
Forest products                     --%      --%     --%    1.6%    1.4%     --%     --%      3.0%
Other industry < 3% (28 industries) --%     2.0%   15.4%   17.3%    3.5%    1.4%    0.3%     39.9%
                                   ------- ------- ------- ------- ------- ------- ------- --------
  Total by industry                 0.7%   12.8%   43.4%   34.0%    7.4%    1.4%    0.3%    100.0%
                                   ======= ======= ======= ======= ======= ======= ======= ========

UNCONSOLIDATED VIES
Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principle.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our MBS, which include CMOs, MPTS and CMBS and our ABS CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination which reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our consolidated financial statements. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $47,920 $3,470  $ 597      $ 78 $50,715
U.S. Government bonds                            106     16     --        --     122
Foreign government bonds                         459     37      2        --     494
MBS:
  CMOs                                         5,423    309    107       140   5,485
  MPTS                                         2,801    100      5        --   2,896
  CMBS                                         2,047     89    165         6   1,965
ABS CDOs                                         173     21     13         8     173
State and municipal bonds                      3,150     26     91        --   3,085
Hybrid and redeemable preferred securities     1,433     55    134        --   1,354
VIEs' fixed maturity securities                  570     14     --        --     584
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          64,082  4,137  1,114       232  66,873
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                 2     --     --        --       2
Insurance securities                              32      4     --        --      36
Other financial services securities               18     14     --        --      32
Other securities                                  67      7      4        --      70
                                           --------- ------ ------ --------- -------
     Total equity securities                     119     25      4        --     140
                                           --------- ------ ------ --------- -------
         Total AFS securities                $64,201 $4,162 $1,118      $232 $67,013
                                           ========= ====== ====== ========= =======

                                                     AS OF DECEMBER 31, 2009
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,028 $2,195 $1,084      $ 63 $44,076
U.S. Government bonds                            136     12     --        --     148
Foreign government bonds                         473     25      9        --     489
MBS:
  CMOs                                         5,819    246    289       149   5,627
  MPTS                                         2,874     61     26        --   2,909
  CMBS                                         2,332     46    330        --   2,048
ABS:
  CDOs                                           189     10     33         9     157
  CLNs                                           600     --    278        --     322
State and municipal bonds                      1,983     14     54        --   1,943
Hybrid and redeemable preferred securities     1,382     33    245        --   1,170
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          58,816  2,642  2,348       221  58,889
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                25     --      1        --      24
Insurance securities                              44      2     --        --      46
Other financial services securities               22     12      6        --      28
Other securities                                  50      7     --        --      57
                                           --------- ------ ------ --------- -------
     Total equity securities                     141     21      7        --     155
                                           --------- ------ ------ --------- -------
         Total AFS securities                $58,957 $2,663 $2,355      $221 $59,044
                                           ========= ====== ====== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                    $ 2,236       $ 2,281
Due after one year through five years       11,815        12,631
Due after five years through ten years      19,298        20,601
Due after ten years                         20,289        20,841
                                         --------- -------------
  Subtotal                                  53,638        56,354
                                         --------- -------------
MBS                                         10,271        10,346
CDOs                                           173           173
                                         --------- -------------
     Total fixed maturity AFS securities   $64,082       $66,873
                                         ========= =============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                           ------------------------------------------------------------------------
                                                 LESS THAN OR EQUAL           GREATER THAN
                                                  TO TWELVE MONTHS            TWELVE MONTHS             TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $5,155       $289 $1,944             $386 $ 7,099      $ 675
Foreign government bonds                                   19         --      9                2      28          2
MBS:
  CMOs                                                    447        116    700              131   1,147        247
  MPTS                                                    181          5      2               --     183          5
  CMBS                                                     73          8    278              163     351        171
ABS CDOs                                                   --         --    146               21     146         21
State and municipal bonds                               1,849         81     26               10   1,875         91
Hybrid and redeemable preferred securities                199          9    547              125     746        134
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,923        508  3,652              838  11,575      1,346
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Other securities                                            3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,926       $512 $3,652             $838 $11,578     $1,350
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,196
                                                                                                         ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                         AS OF DECEMBER 31, 2009
                                           ------------------------------------------------------------------------
                                                  LESS THAN OR EQUAL            GREATER THAN
                                                   TO TWELVE MONTHS             TWELVE MONTHS           TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $4,163       $221 $5,638            $ 926 $ 9,801     $1,147
Foreign government bonds                                   30         --     46                9      76          9
MBS:
  CMOs                                                    382        151    870              287   1,252        438
  MPTS                                                  1,227         14     81               12   1,308         26
  CMBS                                                    152         13    619              317     771        330
ABS:
  CDOs                                                      9          6    127               36     136         42
  CLNs                                                     --         --    322              278     322        278
State and municipal bonds                               1,190         45     53                9   1,243         54
Hybrid and redeemable preferred securities                105          5    795              240     900        245
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,258        455  8,551            2,114  15,809      2,569
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Banking securities                                          1          1     --               --       1          1
Other financial services securities                         4          6     --               --       4          6
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                5          7     --               --       5          7
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,263       $462 $8,551           $2,114 $15,814     $2,576
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,696
                                                                                                         ==========

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                   AS OF DECEMBER 31, 2010
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 169   $ 73              $ 4              41
Six months or greater, but less than nine months        55     20               --              13
Nine months or greater, but less than twelve months     39     15                1              13
Twelve months or greater                               884    501              171             224
                                                    ------ ------ ---------------- ---------------
  Total                                             $1,147   $609             $176             291
                                                    ====== ====== ================ ===============

                                                                   AS OF DECEMBER 31, 2009
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 415  $ 125              $ 4              80
Six months or greater, but less than nine months       115     60               --              25
Nine months or greater, but less than twelve months    409    160               93              96
Twelve months or greater                             1,623  1,264              116             309
                                                    ------ ------ ---------------- ---------------
  Total                                             $2,562 $1,609             $213             510
                                                    ====== ====== ================ ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $1.2 billion in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                     ----------------------
                                       2010        2009
                                     ------- --------------
Balance as of beginning-of-year      $260           $ --
  Cumulative effect from adoption of
     new accounting standard           --             30
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not
        previously recognized          13            259
     Credit losses on securities for
        which an OTTI was previously
        recognized                     61             --
  Decreases attributable to:
     Securities sold                  (25)           (29)
                                     ------- --------------
        Balance as of end-of-year    $309           $260
                                     ======= ==============

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2010      2009
                                     ------ -----------
FIXED MATURITY SECURITIES
Corporate bonds                      $1,674      $1,641
U.S. Government bonds                   362         370
Foreign government bonds                 29          29
MBS:
  CMOs                                  124         124
  MPTS                                  123          60
  CMBS                                   67          81
ABS CDOs                                  5          --
State and municipal bonds                22          18
Hybrid and redeemable preferred
  securities                             51          41
                                     ------ -----------
     Total fixed maturity securities  2,457       2,364
EQUITY SECURITIES
Other securities                          2           2
                                     ------ -----------
     Total equity securities              2           2
                                     ------ -----------
        Total trading securities     $2,459      $2,366
                                     ====== ===========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2010, 2009 and 2008, was $86 million, $126 million and $172 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 31% and 29% of mortgage loans as of December 31, 2010 and 2009, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                      AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    --------- -----------
Current                             $6,419      $6,815
Valuation allowance associated with
  impaired mortgage loans on
  real estate                           (8)         (8)
Unamortized premium (discount)          20          28
                                    --------- -----------
  Total carrying value              $6,431      $6,835
                                    ========= ===========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                         2010       2009
                                       ------- -------------
Number of impaired mortgage loans
  on real estate                          6             2
                                       ======= =============
Principal balance of impaired mortgage
  loans on real estate                  $52           $22
Valuation allowance associated with
  impaired mortgage loans on
  real estate                            (8)           (8)
                                       ------- -------------
  Carrying value of impaired
     mortgage loans on real estate      $44           $14
                                       ======= =============

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ----------------------
                                2010     2009     2008
                                ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                    $29          $ 8  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                      3           --   --
Amount of interest income
  collected on impaired
  mortgage loans on real estate    3           --   --
                                ==== ============ ====

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                   DEBT-
                                                 SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                   $4,677  72.9%       1.61
65% to 74%                       1,429  22.3%       1.41
75% to 100%                        143   2.2%       0.86
Greater than 100%                  170   2.6%       1.15
                             --------- --------
  Total mortgage loans on
     real estate                $6,419 100.0%
                             ========= ========

ALTERNATIVE INVESTMENTS

As of December 31, 2010 and 2009, alternative investments included investments in approximately 95 and 99 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                           -----------------------------------
                             2010         2009          2008
                           --------- --------------- ---------
Fixed maturity AFS
  securities               $3,624          $3,373    $3,236
VIEs' fixed maturity AFS
  securities                   14              --        --
Equity AFS securities           5               7         8
Trading securities            148             148       154
Mortgage loans on
  real estate                 421             451       473
Real estate                    16              17        20
Standby real estate equity
  commitments                   1               1         3
Policy loans                  167             169       177
Invested cash                   5               8        45
Alternative investments        93             (54)      (34)
Consent fees                    8               5         5
Other investments              (7)              8        --
                           --------- --------------- ---------
  Investment income         4,495           4,133     4,087
Investment expense           (133)           (127)     (112)
                           --------- --------------- ---------
     Net investment income $4,362          $4,006    $3,975
                           ========= =============== =========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                ----------------------------------
                                  2010          2009       2008
                                -------- --------------- ---------
Fixed maturity AFS securities:
  Gross gains                   $ 100           $ 154      $ 49
  Gross losses                   (241)           (687)   (1,059)
Equity AFS securities:
  Gross gains                       9               5         1
  Gross losses                     (4)            (27)      (33)
Gain (loss) on other
  investments                      (4)           (100)       31
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other
  contract holder funds             8             157       244
                                -------- --------------- ---------
     Total realized gain (loss)
        related to certain
        investments             $(132)          $(498)   $ (767)
                                ======== =============== =========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                  ------------------------------------
                                    2010         2009          2008
                                  -------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (88)          $(209)      $(527)
  MBS:
     CMOs                           (61)           (237)       (289)
     CMBS                           (41)             --          (1)
  ABS CDOs                           (1)            (39)         (1)
  Hybrid and redeemable
     preferred securities            (5)            (67)        (50)
                                  -------- --------------- -----------
     Total fixed maturity
        securities                 (196)           (552)       (868)
                                  -------- --------------- -----------
Equity securities:
  Banking securities                 --             (10)         --
  Insurance securities               --              (8)         (1)
  Other financial services
     securities                      (3)             (3)        (24)
  Other securities                   --              (6)         (7)
                                  -------- --------------- -----------
     Total equity securities         (3)            (27)        (32)
                                  -------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (199)           (579)       (900)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                  51             198         218
                                  -------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(148)          $(381)      $(682)
                                  ======== =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI       $ 93           $ 339        $ --
Change in DAC, VOBA,
  DSI and DFEL                      (10)            (77)         --
                                  -------- --------------- -----------
  Net portion of OTTI
     recognized in OCI, pre-tax    $ 83           $ 262        $ --
                                  ======== =============== ===========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS
As of December 31, 2010 and 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                       AS OF DECEMBER 31,
                                                                         ------------------------------------------
                                                                                  2010                    2009
                                                                         -------------------- ---------------------
                                                                         CARRYING    FAIR    CARRYING         FAIR
                                                                            VALUE    VALUE    VALUE          VALUE
                                                                         --------    ------ -----------      ------
Collateral payable held for derivative investments(1)                     $ 853       $ 853       $ 634       $ 634
Securities pledged under securities lending agreements(2)                   199         192         501         479
Securities pledged under reverse repurchase agreements(3)                   280         294         344         359
Securities pledged for Term Asset-Backed Securities Loan Facility
  ("TALF")(4)                                                               280         318         345         386
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
  ("FHLBI")(5)                                                              100         115         100         111
                                                                         --------    ------ -----------      ------
  Total payables for collateral on investments                           $1,712      $1,772      $1,924      $1,969
                                                                         ========    ====== ===========      ======

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                ----------------------------------
                                   2010         2009       2008
                                --------- --------------- --------
Collateral payable held for
  derivative investments         $ 219           $ 651    $ (17)
Securities pledged under
  securities lending
  agreements                      (302)             74     (228)
Securities pledged under
  reverse repurchase
  agreements                       (64)           (126)     (10)
Securities pledged for TALF        (65)            345       --
Securities pledged for FHLBI        --             100       --
                                --------- --------------- --------
  Total increase (decrease) in
     payables for collateral on
     investments                $ (212)         $1,044    $(255)
                                ========= =============== ========

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $887 million, which included $292 million of LPs, $53 million of standby commitments to purchase real estate upon completion and leasing, $354 million of private placements and $188 million of mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion and $4.5 billion, or 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.8 billion and $2.9 billion, or 3% and 4% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $6.4 billion, or 8% of our invested assets portfolio, and our investment securities in the CMO industry with a fair value of $6.2 billion, or 8% of our invested assets portfolio. As of December 31, 2009, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion, or 9% of the invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate cap agreements, interest rate futures, forward-starting interest rate swaps, consumer price index swaps, interest rate cap corridors, treasury locks and reverse treasury locks. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), total return swaps, variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2010, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that were economic hedges, but were not designed to meet the requirements for hedge accounting treatment. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage
GIB feature. See "GLB Reserves Embedded Derivatives" below for further details.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. DERIVATIVE INSTRUMENTS (CONTINUED)

See Note 22 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (dollars in millions) were as follows:

                                                                               AS OF DECEMBER 31, 2010
                                                     ----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                         151    $ 926      $ 24            $ (71    --            $ --
  Forward-starting interest rate swaps(1)                    2      150         1               --    --              --
  Foreign currency swaps(1)                                 13      340        43              (13)   --              --
  Reverse treasury locks(1)                                  5    1,000        11               (5)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                    171    2,416      79              (89)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                              3      150        --               --    --              --
Interest rate futures(1)                                15,881    2,251        --               --    --              --
Equity futures(1)                                       13,375      907        --               --    --              --
Interest rate swap agreements(1)                            81    7,955        34             (511)   --              --
Credit default swaps(2)                                      9      145        --               --    --             (16)
Total return swaps(1)                                        8      800        --              (21)   --              --
Put options(1)                                             145    5,602     1,151               --    --              --
Call options (based on S&P 500)(1)                         544    4,083       301               --    --              --
Variance swaps(1)                                           50       30        46              (34)   --              --
Currency futures(1)                                      1,589      219        --               --    --              --
Consumer price index swaps(1)                              100       55        --               (2)   --              --
Interest rate cap corridors(1)                              73    8,050        52               --    --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --        --               --    --            (315)
  Indexed annuity contracts(3)                         132,260       --        --               --    --            (497)
  GLB reserves(3)                                      305,962       --        --               --   518            (926)
  Reinsurance related(4)                                    --       --       417               --    --            (305)
  AFS securities(1)                                          1       --        15               --    --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            470,087   30,247   2,016             (568)  518          (2,059)
                                                     ----------- --------  ------ ----------------- ---- ------------------
           Total derivative instruments                  470,258  $32,663  $2,095            $(657) $518         $(2,059)
                                                     =========== ========  ====== ================= ==== ==================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                          AS OF DECEMBER 31, 2009
                                                     -----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                          85    $ 620   $ 24            $ (45)     $ --            $ --
  Foreign currency swaps(1)                                 13      340     33              (19)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                     98      960     57            (64)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                             20    1,000     --               --        --              --
Interest rate futures(1)                                19,073    2,333     --               --        --              --
Equity futures(1)                                       21,149    1,147     --               --        --              --
Interest rate swap agreements(1)                            81    6,232     63             (349)       --              --
Foreign currency forwards(1)                                17    1,035     12              (91)       --              --
Credit default swaps(2)                                     14      220     --               --        --             (65)
Put options(1)                                             114    4,093    935               --        --              --
Call options (based on LNC stock)(1)                         1        9     --               --        --              --
Call options (based on S&P 500)(1)                         559    3,440    215               --        --              --
Variance swaps(1)                                           36       26     66              (22)       --              --
Currency futures(1)                                      3,664      505     --               --        --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --     --               --        --            (314)
  Indexed annuity contracts(3)                         108,119       --     --               --        --            (419)
  GLB reserves(3)                                      261,309       --     --               --       308            (984)
  Reinsurance related(4)                                    --       --    417               --        --            (140)
  AFS securities(1)                                          2       --     19               --        --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            414,164   20,040  1,727           (462)      308          (1,922)
                                                     ----------- -------- ------ ------------------- ---- ------------------
           Total derivative instruments                  414,262  $21,000 $1,784          $(526)     $308         $(1,922)
                                                     =========== ======== ====== =================== ==== ==================

(1) Reported in derivative investments on our Consolidated Balance Sheets.

(2) Reported in other liabilities on our Consolidated Balance Sheets.

(3) Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                           REMAINING LIFE AS OF DECEMBER 31, 2010
                                                 --------------------------------------------------------
                                                 LESS THAN 1 - 5   6 - 10 11 - 30      OVER 30
                                                  1 YEAR   YEARS   YEARS   YEARS        YEARS      TOTAL
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements                       $ 24   $ 84   $ 264    $ 540            $14   $ 926
  Forward-starting interest rate swaps                  --     --      50      100             --     150
  Foreign currency swaps                                --    124     135       81             --     340
  Reverse treasury locks                                --    850     150       --             --   1,000
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments designated and
        qualifying as hedging instruments               24  1,058     599      721             14   2,416
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                           150     --      --       --             --     150
Interest rate futures                                2,251     --      --       --             --   2,251
Equity futures                                         907     --      --       --             --     907
Interest rate swap agreements                          203  1,819   1,719    4,214             --   7,955
Credit default swaps                                    --     40     105       --             --     145
Total return swaps                                     650    150      --       --             --     800
Put options                                             --  1,589   4,013       --             --   5,602
Call options (based on S&P 500)                      3,311    772      --       --             --   4,083
Variance swaps                                          --      4      26       --             --      30
Currency futures                                       219     --      --       --             --     219
Consumer price index swaps                               4     15      15       19              2      55
Interest rate cap corridors                             --     --   8,050       --             --   8,050
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments not designated
        and not qualifying as hedging
        instruments                                  7,695  4,389  13,928    4,233              2  30,247
                                                 --------- ------ ------- -------- -------------- -------
           Total derivative instruments with
              notional amounts                      $7,719 $5,447 $14,527   $4,954            $16 $32,663
                                                 ========= ====== ======= ======== ============== =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                           ----------------------
                                             2010         2009
                                           ------- --------------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year            $(13)          $(15)
Other comprehensive income (loss):
  Unrealized holding gains (losses)
     arising during the year:
     Cash flow hedges:
        Interest rate swap agreements       (24)            33
        Forward-starting interest
           rate swaps                         1             --
        Foreign currency swaps               14            (21)
        Reverse treasury locks                5             --
     AFS securities embedded
        derivatives                           2             --
  Change in foreign exchange rate
     adjustment                               4            (31)
  Change in DAC, VOBA, DSI
     and DFEL                               (11)            11
  Income tax benefit (expense)                3              5
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate swap
              agreements(1)                   4              4
           Foreign currency swaps(1)          2             --
     Associated amortization of DAC,
        VOBA, DSI and DFEL                   (9)           (11)
     Income tax benefit (expense)             1              2
                                           ------- --------------
               Balance as of end-of-year   $(17)          $(13)
                                           ======= ==============

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

(2) The OCI offset is reported within interest and debt ex- pense on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                      -----------------------------------
                                         2010         2009        2008
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS
  DESIGNATED AND QUALIFYING
  AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap
     agreements(1)                      $ 4             $ 3       $ (3)
  Forward-starting interest
     rate swaps(1)                       (1)             --         --
  Foreign currency swaps(1)               2               1         (1)
                                      -------- --------------- ----------
        Total derivative
           instruments designated
           and qualifying as
           hedging instruments            5               4         (4)
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS NOT
  DESIGNATED AND NOT
  QUALIFYING AS HEDGING
  INSTRUMENTS
Interest rate cap agreements(2)          --              --         (1)
Interest rate futures(2)                183             (60)        --
Equity futures(2)                      (248)            (55)        --
Interest rate swap
  agreements(2)                          (8)           (150)        --
Foreign currency forwards(1)             43              23         --
Credit default swaps -- fees(1)           1               1          1
Credit default swaps --
  marked-to-market(3)                     7             (37)       (51)
Total return swaps(3)                  (133)             --         --
Put options(2)                         (217)           (136)        --
Call options (based on
  LNC stock)(2)                          --              --         (8)
Call options (based on
  S&P 500)(2)                           114              84       (214)
Variance swaps(2)                       (34)            (38)        --
Currency futures(2)                     (13)            (18)        --
Consumer price index swaps(2)            (1)             --         --
Interest rate cap corridors(1)            5              --         --
Embedded derivatives:
  Deferred compensation plans(3)        (33)            (50)        43
  Indexed annuity contracts(2)          (81)            (75)       196
  GLB reserves(2)                       268           2,228     (2,625)
  Reinsurance related(2)               (165)           (155)       226
  AFS securities(1)                      (4)              4         --
                                      -------- --------------- ----------
        Total derivative
           instruments not
           designated and not
           qualifying as hedging
           instruments                 (316)          1,566     (2,433)
                                      -------- --------------- ----------
              Total derivative
                 instruments          $(311)         $1,570    $(2,437)
                                      ======== =============== ==========

(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated State- ments of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The location in the Consolidated Statements of Income (Loss) where the gains (losses) are recorded for each of the derivative instruments discussed below is specified in the table above.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                   -------------------------
                                   2010      2009       2008
                                   ---- --------------- ----
Ineffective portion recognized
  in realized gain (loss)          $ --         $ (1)     $1
Gain (loss) recognized as a
  component of OCI with the offset
  to net investment income            6            4       2

As of December 31, 2010, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next twelve months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2010, 2009 and 2008, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge the interest rate risk of our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain AFS securities. The gains or losses resulting from the swap agreements are recorded in OCI. The gains or losses are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

REVERSE TREASURY LOCKS
We use reverse treasury locks to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The gains or losses resulting from the reverse treasury locks are recorded in OCI and are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING
INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. Our interest rate cap agreements provide an economic hedge of our annuity business.

INTEREST RATE FUTURES AND EQUITY FUTURES
We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FOREIGN CURRENCY FORWARDS
We used foreign currency forward contracts to hedge dividends received from LNC's former subsidiary, Lincoln UK. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

We sold credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                               AS OF DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                             CREDIT RATING                                  MAXIMUM
                   REASON FOR    NATURE OF   OF UNDERLYING    NUMBER OF                     POTENTIAL
  MATURITY          ENTERING     RECOURSE    OBLIGATION(1)  INSTRUMENTS    FAIR VALUE(2)     PAYOUT
---------------   ------------- ------------ --------------- ----------- ------------------ ---------
12/20/2012(3)           (5)          (6)              BBB+           4            $ --         $ 40
12/20/2016(4)           (5)          (6)              BBB            3             (12)          65
03/20/2017(4)           (5)          (6)              BBB-           2              (4)          40
                                                             ----------- ------------------ ---------
                                                                     9            $(16)        $145
                                                             =========== ================== =========
03/20/2010(3)           (7)          (6)              A-             1            $ --         $ 10
06/20/2010(3)           (7)          (6)              A              1              --           10
12/20/2012(3)           (5)          (6)              BBB+           4              --           40
12/20/2016(4)           (5)          (6)              B-             2             (19)          48
03/20/2017(4)           (5)          (6)              BB+            6             (46)         112
                                                             ----------- ------------------ ---------
                                                                    14            $(65)        $220
                                                             =========== ================== =========

(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counter-party of the consolidated VIEs as discussed in Note 1.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

(7) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Maximum potential payout            $145          $220
Less:
  Counterparty thresholds             10            30
                                    ---- -------------
     Maximum collateral potentially
        required to post            $135          $190
                                    ==== =============

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $6 million as of December 31, 2010, after considering the fair values of the associated investments counter-parties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY return on a portfolio of indexes and pay a floating rate of interest.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock.

CALL OPTIONS (BASED ON S&P 500)
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income (loss).

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

GLB RESERVES EMBEDDED DERIVATIVES
We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER([R]) and LINCOLN LIFETIME INCOME(SM)ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services
- Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reservexx based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $30.3 billion of account values that were attributable to variable annuities with a GWB feature and $11.4 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(305) million and $(140) million as of December 31, 2010 and 2009, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $417 million as of Decem-ber 31, 2010 and 2009.

AFS SECURITIES EMBEDDED DERIVATIVES
We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through net income
(loss).

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2010, the nonperformance risk adjustment was $10 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2010, the exposure was $175 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

             AS OF DECEMBER 31, 2010 AS OF DECEMBER 31, 2009
             ----------------------- --------------------------
             COLLATERAL   COLLATERAL COLLATERAL   COLLATERAL
              POSTED BY   POSTED BY  POSTED BY    POSTED BY
    S&P       COUNTER-       LNC      COUNTER-       LNC
   CREDIT      PARTY      (HELD BY     PARTY       (HELD BY
  RATING OF   (HELD BY     COUNTER-   (HELD BY     COUNTER-
COUNTERPARTY    LNC)       PARTY)       LNC)        PARTY)
------------ ---------- ------------ ---------- ---------------
   AAA              $ 1         $ --        $ 3         $ --
    AA               99           --        140           --
   AA-               65           --        272           --
    A+              548           43        171          (13)
     A              422          202        328         (240)
             ---------- ------------ ---------- ---------------
                 $1,135         $245       $914        $(253)
             ========== ============ ========== ===============

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                             ----------------------------------
                               2010        2009          2008
                             --------- --------------- --------
Current                      $ (179)          $ 172    $(292)
Deferred                        526              (9)     224
                             --------- --------------- --------
  Federal income tax expense
     (benefit)                $ 347           $ 163    $ (68)
                             ========= =============== ========

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                            -----------------------------
                             2010      2009        2008
                            -------- -------- -----------
Tax rate times pre-tax
  income                    $ 498     $ 88        $ 65
Effect of:
  Separate account dividend
     received deduction       (94)     (77)        (82)
  Tax credits                 (42)     (47)        (25)
  Goodwill                     --      238          --
  Prior year tax return
     adjustment               (13)     (60)        (34)
  Other items                  (2)      21           8
                            -------- -------- --- -------
     Federal income tax
        expense (benefit)   $ 347    $ 163       $ (68)
                            ======== ======== ===========
Effective tax rate             24%     N/M         N/M
                            ======== ======== === =======

The effective tax rate is a ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                   AS OF DECEMBER 31,
                                 ---------------------
                                    2010       2009
                                 ---------- ----------
Current                           $ (412)    $ (250)
Deferred                          (1,500)      (523)
                                 ---------- ----------
  Total federal income tax asset
     (liability)                 $(1,912)    $ (773)
                                 ========== ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                        ---------------------
                                           2010       2009
                                        ---------- ----------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                 $ 1,116     $1,676
Other investments                           625        338
Reinsurance deferred gain                   138        163
Modco embedded derivative asset              93         49
Compensation and benefit plans              136        151
Net capital loss                             96        112
VIE                                          77         --
Other                                        73         58
                                        ---------- ----------
  Total deferred tax assets               2,354      2,547
                                        ---------- ----------
DEFERRED TAX LIABILITIES
DAC                                       1,982      1,947
VOBA                                        483        734
Net unrealized gain on AFS
  securities                                988         38
Net unrealized gain on trading
  securities                                 86         55
Intangibles                                 179        192
Other                                       136        104
                                        ---------- ----------
  Total deferred tax liabilities          3,854      3,070
                                        ---------- ----------
     Net deferred tax asset (liability) $(1,500)    $ (523)
                                        ========== ==========

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

As of December 31, 2010, LNL had net capital loss carryforwards of $275 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $181 million and $180 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $107 million.

                                                FOR THE
                                               YEARS ENDED
                                              DECEMBER 31,
                                           ------------------
                                              2010      2009
                                           ---------- -------
Balance as of beginning-of-year               $293    $264
  Increases for prior year tax positions         2      26
  Decreases for prior year tax positions        (6)     (1)
  Increases for current year tax positions       8      11
  Decreases for current year tax
     positions                                  (7)     (7)
  Decreases for settlements with
     taxing authorities                        (10)     --
  Decreases for lapse of statute of
     limitations                                (2)     --
                                           ---------- -------
        Balance as of end-of-year             $278    $293
                                           ========== =======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009 and 2008, we recognized interest and penalty expense related to uncertain tax positions of $6 million, $11 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $81 million and $75 million as of December 31, 2010 and 2009, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP subsidiaries, JPL and JPFIC, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $242 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $7,310    $7,421    $5,765
  Reinsurance assumed
     (ceded)                           (38)       48      (230)
  Transfer of business to a
     third party                        --       (37)       --
  Deferrals                          1,636     1,614     1,811
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes             (30)      (15)     (368)
     Prospective unlocking --
        model refinements              145        --        44
     Retrospective unlocking            17        82      (120)
     Other amortization, net of
        interest                      (841)     (748)     (712)
  Adjustment related to
     realized (gains) losses           (61)       91       137
  Adjustment related to
     unrealized (gains) losses        (662)   (1,146)    1,094
                                    --------- --------- ---------
        Balance as of end-of-year   $7,476    $7,310    $7,421
                                    ========= ========= =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. DAC, VOBA, DSI AND DFEL (CONTINUED)

Changes in VOBA (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $2,086    $3,763    $2,809
  Transfer of business to a
     third party                        --      (255)       --
  Deferrals                             26        30        40
  Amortization:
     Prospective unlocking --
        assumption changes             (41)      (20)       (7)
     Prospective unlocking --
        model refinements               (7)       --         6
     Retrospective unlocking            11       (44)      (38)
     Other amortization               (361)     (349)     (335)
     Accretion of interest(1)         89       102       116
  Adjustment related to
     realized (gains) losses            (7)       43        98
  Adjustment related to
     unrealized (gains) losses        (418)   (1,184)    1,074
                                    --------- --------- ---------
        Balance as of end-of-year   $1,378    $2,086    $3,763
                                    ========= ========= =========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011                                          $213
2012                                           187
2013                                           166
2014                                           140
2015                                           126

Changes in DSI (in millions) were as follows:

                                    FOR THE YEARS ENDED
                                         DECEMBER 31,
                                  ------------------------
                                   2010     2009     2008
                                  ------- ------- --------
Balance as of beginning-of-year   $361    $310    $ 279
  Deferrals                         66      76       96
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes          (3)     --      (37)
     Retrospective unlocking         5      11       (6)
     Other amortization, net of
        interest                   (53)    (38)     (28)
  Adjustment related to realized
     (gains) losses                (11)      3        6
     Adjustment related to
     unrealized (gains) losses     (41)     (1)      --
                                  ------- ------- --------
        Balance as of end-of-year $324    $361    $ 310
                                  ======= ======= ========


Changes in DFEL (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                           -------------------------
                                               2010    2009    2008
                                           --------- ------- -------
Balance as of beginning-of-year              $1,273  $  948   $ 768
  Reinsurance assumed (ceded)                    22      --     (47)
  Transfer of business to a third party .        --     (11)     --
  Deferrals                                     546     496     428
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes                      (57)    (22)    (37)
     Prospective unlocking -- model
        refinements                              56      --      25
     Retrospective unlocking                    (23)     (3)    (41)
     Other amortization, net of interest       (167)   (141)   (150)
  Adjustment related to realized
     (gains) losses                              (4)      5       2
  Adjustment related to unrealized
     (gains) losses                            (174)      1      --
                                           --------- ------- -------
        Balance as of end-of-year            $1,472  $1,273   $ 948
                                           =========================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                           FOR THE YEARS
                                         ENDED DECEMBER 31,
                              --------------------------------
                                 2010       2009       2008
                              ---------- ---------- ----------
Direct insurance premiums
  and fees                    $ 6,338    $ 5,936    $ 5,863
Reinsurance assumed                22         10         18
Reinsurance ceded              (1,361)    (1,227)    (1,056)
                              ---------- ---------- ----------
  Total insurance premiums
     and fees, net            $ 4,999    $ 4,719    $ 4,825
                              ========== ========== ==========
Direct insurance benefits     $ 4,324    $ 3,530    $ 4,254
Reinsurance recoveries netted
  against benefits             (1,754)    (1,080)    (1,600)
                              ---------- ---------- ----------
  Total benefits, net         $ 2,570    $ 2,450    $ 2,654
                              ========== ========== ==========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $935 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2010. Swiss Re has funded a trust, with a balance of $1.7 billion as of December 31, 2010, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re funded an additional trust during the fourth quarter of 2009 with a balance of approximately $1.5 billion as of December
31, 2010, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2010, included $1.8 billion and $78 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2010, 2009 and 2008 we amortized $75 million, $50 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                       -------------------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS   BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND     AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER      OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ ----------
Retirement Solutions:
  Annuities                 $1,040      $(600)            $--        $--          $--      $ 440
  Defined Contribution          20         --              --         --           --         20
Insurance Solutions:
  Life Insurance             2,186         --              --         --           --      2,186
  Group Protection             274         --              --         --           --        274
Other Operations               170        (79)             --         --            6         97
                       ----------- ------------- ------------ ---------- ------------ ----------
     Total goodwill         $3,690      $(679)            $--        $--          $ 6     $3,017
                       =========== ============= ============ ========== ============ ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)

                                                 FOR THE YEAR ENDED DECEMBER 31, 2009
                       ----------- ----------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS    BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND      AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER       OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ -------------
Retirement Solutions:
  Annuities                 $1,040        $--         $ --      $(600)            $--         $ 440
  Defined Contribution          20         --           --         --              --            20
Insurance Solutions:
  Life Insurance             2,186         --           --         --              --         2,186
  Group Protection             274         --           --         --              --           274
Other Operations                --         --          174        (79)             (4)           91
                       ----------- ---------- ------------ ------------- ------------- ------------
     Total goodwill         $3,520        $--         $174      $(679)            $(4)       $3,011
                       =========== ========== ============ ============= ============= ============

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009 all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit. The impairment recorded in Other Operations for our Media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill of $79 million and specifically identifiable intangible assets of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                            AS OF DECEMBER 31,
                                              ---------------------------------------------
                                                    2010                       2009
                                              --------------------- -----------------------
                                                GROSS                   GROSS
                                              CARRYING  ACCUMULATED   CARRYING  ACCUMULATED
                                                AMOUNT AMORTIZATION     AMOUNT AMORTIZATION
                                              -------- ------------ ---------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                                     $100          $19       $100          $15
Retirement Solutions -- Defined Contribution:
  Mutual fund contract rights(1)(2)                  2           --          2           --
Other Operations:
  FCC licenses(1)(3)                               118           --        118           --
  Other                                              4            3          4            3
                                              -------- ------------ ---------- ------------
     Total                                        $224          $22       $224          $18
                                              ======== ==== ======= ========== ============

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2010, was as follows:

2011                                                         $4
2012                                                          4
2013                                                          4
2014                                                          4
2015                                                          4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                   AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value               $52,211     $44,712
Net amount at risk(1)                 816       1,888
Average attained age of contract
  holders                        58 YEARS    57 years
MINIMUM RETURN
Total account value(2)              $ 187       $ 203
Net amount at risk(1)                  46          65
Average attained age of contract
  holders                        70 YEARS    69 years
Guaranteed minimum return               5%          5%

                                 AS OF DECEMBER 31,
                                 ------------------
                                   2010      2009
                                 -------- ---------
ANNIVERSARY CONTRACT VALUE
Total account value               $23,483   $21,431
Net amount at risk(1)               2,183     4,021
Average attained age of contract
  holders                        66 YEARS  65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

(2) The decrease in total account value when comparing December 31, 2010, to December 31, 2009, was attributable primarily to an increase in contract surrender rates.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. GUARANTEED BENEFIT FEATURES (CONTINUED)

contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                         DECEMBER 31,
                                ------------------------
                                 2010     2009    2008
                                ------- -------- -------
Balance as of beginning-of-year $ 71    $ 277    $ 38
  Changes in reserves             57      (33)    312
  Benefits paid                  (84)    (173)    (73)
                                ------- -------- -------
     Balance as of end-of-year  $ 44     $ 71    $277
                                ======= ======== =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                     2010       2009
                                  ---------- ----------
ASSET TYPE
Domestic equity                   $35,659    $32,489
International equity               14,172     12,379
Bonds                              15,913      9,942
Money market                        5,725      6,373
                                  ---------- ----------
  Total                           $71,469    $61,183
                                  ========== ==========
Percent of total variable annuity
  separate account values              98%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of total sales for these products for the year ended December 31, 2010.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                         2010       2009
                                        ------- ----------
Fixed account values, including the
  fixed portion of variable and other
  contract holder funds                 $64,582    $61,254
DFEL                                      1,472      1,273
Contract holder dividends payable           484        494
Premium deposit funds                        98        100
Undistributed earnings on participating
  business                                   85         56
                                        ------- ----------
     Total other contract holder funds  $66,721    $63,177
                                        ======= ==========

As of December 31, 2010 and 2009, participating policies comprised approximately 1.20% and 1.30%, respectively, of the face amount of insurance in force, and dividend expenses were $82 million, $89 million and $92 million for the years ended December 31, 2010, 2009 and 2008, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                  AS OF DECEMBER 31,
                                  ------------------
                                   2010      2009
                                  ------ -----------
Short-term debt
  Short-term debt(1)                $ 10        $ 21
                                  ====== ===========
Long-term debt
  2.75% note, due 2013               $ 4        $ --
  LIBOR + 0.03% note, due 2017       250         250
  LIBOR + 3.41% note, due 2040       500          --
  LIBOR + 1.00% note, due 2037       375         375
  Surplus Notes due LNC:
     9.76% surplus note, due 2024     50          50
     6.56% surplus note, due 2028    500         500
     6.03% surplus note, due 2028    750         750
                                  ------ -----------
        Total surplus notes        1,300       1,300
                                  ------ -----------
           Total long-term debt   $2,429      $1,925
                                  ====== ===========

(1)  The short-term debt represents short-term notes payable to LNC.


Future principal payments due on long-term debt (in millions) as of December 31, 2010, were as follows:

2013          $ 4
Thereafter  2,425
           ------
  Total    $2,429
           ======

CREDIT FACILITIES
Credit facilities (in millions) were as follows:

                                AS OF DECEMBER 31, 2010
                                -----------------------
                     EXPIRATION     MAXIMUM BORROWINGS
                           DATE   AVAILABLE OUTSTANDING
                     ---------- -----------------------
CREDIT FACILITIES
Credit facility with
  the FHLBI(1)            N/A   $630               $350

(1) Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding. We have pledged securities, included in fixed maturity AFS securities on our Consolidated Balance Sheets, that are associated with this credit facility.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. In 2010, LNL made an additional investment of $11 million in the FHLBI. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of credit-worthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2010, based on our actual common stock investment, we had borrowing capacity of up to approximately $630 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid at any time (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2010, we also borrowed $100 million at a rate of 0.7% that is due May 25, 2011 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office properties in Fort Wayne, Indiana. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2010, 2009 and 2008, was $40 million, $47 million and $49 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2010, were as follows:

2011 $30
2012  26
2013  20
2014  13
2015   9

INFORMATION TECHNOLOGY COMMITMENT
In February 2004, LNC completed renegotiations and extended the contract with IBM Global Services for information technology services for the Fort Wayne operations through February 2010. Following the original termination date of this agreement, LNC exercised contractual rights to extend this agreement through February 2012. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS
LFM has future commitments of approximately $31 million through 2015 related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 25%, 28% and 37% of Retirement Solutions - Annuities' variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented approximately 58%, 61% and 62% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 29%, 33% and 44% of variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented 66%, 69% and 70% of the segment's total variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS
Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale did not occur within approximately one year after construction was completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property was sold. Our expectation is that we will be obligated to fund those commitments that remain outstanding.

As of December 31, 2010, and December 31, 2009, we had standby real estate equity commitments totaling $53 million and $220 million, respectively. During 2010, we funded commitments of $142 million and recorded a loss of $8 million reported within realized gain (loss) on our Consolidated Statements of Income
(Loss).

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $10 million and $12 million as of December 31, 2010 and 2009, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                       ------------------------------------------
                                          2010           2009          2008
                                       ---------- ----------------- -------------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $    36       $    (2,562)      $    76
  Cumulative effect from adoption
     of new accounting standards           181               (79)           --
  Unrealized holding gains (losses)
     arising during the year             2,322             6,021        (7,316)
  Change in foreign currency
     exchange rate adjustment               (6)               26           (66)
  Change in DAC, VOBA, DSI and
     other contract holder funds        (1,164)           (2,294)        2,522
  Income tax benefit (expense)            (417)           (1,328)        1,703
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                     (136)             (555)       (1,042)
     Associated amortization of
        DAC, VOBA, DSI and DFEL             17               168           244
     Income tax benefit (expense)           42               135           279
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $ 1,029       $        36       $(2,562)
                                       ========== ================= =============
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year        $  (108)      $        --       $    --
(Increases) attributable to:
  Cumulative effect from adoption
     of new accounting standards            --               (18)           --
  Gross OTTI recognized in OCI
     during the year                       (93)             (339)           --
  Change in DAC, VOBA, DSI and
     DFEL                                   10                77            --
  Income tax benefit (expense)              29                92            --
Decreases attributable to:
  Sales, maturities or other
     settlements of AFS securities          82               151            --
  Change in DAC, VOBA, DSI and
     DFEL                                  (20)              (28)           --
  Income tax benefit (expense)             (22)              (43)           --
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $  (122)      $      (108)      $    --
                                       ========== ================= =============


                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                       -----------------------------
                                           2010      2009      2008
                                       ----------- --------- -------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year           $ (13)   $  (15)   $  (19)
  Unrealized holding gains (losses)
     arising during the year                 (2)       12       (42)
  Change in foreign currency
     exchange rate adjustment                 4       (31)      (36)
  Change in DAC, VOBA, DSI and
     DFEL                                   (11)       11        27
  Income tax benefit (expense)                3         5         1
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                         6         4       (83)
     Associated amortization of
        DAC, VOBA, DSI and DFEL              (9)      (11)       --
     Income tax benefit (expense)             1         2        29
                                       ----------- --------- -------
           Balance as of end-of-year      $ (17)   $  (13)   $   (15)
                                       =========== ========= =======
FUNDED STATUS OF EMPLOYEE
  BENEFIT PLANS
Balance as of beginning-of-year           $ (17)   $  (32)   $    (4)
  Adjustment arising during the year          4        23        (45)
  Income tax benefit (expense)               (1)       (8)        17
                                       ----------- --------- -------
           Balance as of end-of-year      $ (14) $    (17)   $   (32)
                                       =========== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                         FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        -----------------------
                                         2010    2009    2008
                                        ------ ------- -------
Total realized gain (loss) related to
  certain investments(1)                $(132) $(498)   $(767)
Realized gain (loss) related to certain
  derivative instruments, including
  those associated with our
  consolidated VIEs, and trading
  securities(2)                           (41)    (77)    (78)
Indexed annuity net derivative
  results(3):
  Gross gain (loss)                        34       8      13
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (15)     (5)     (6)
Guaranteed living benefits(4):
  Gross gain (loss)                       (30)    (10)      2
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (64)     (8)     12
Realized gain (loss) on sale of
  subsidiaries/businesses                  --       1      --
                                        ------  ------- -------
        Total realized gain (loss)      $(248)  $(589)  $(824)
                                        ====== ======== =======

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrange- ments that have contractual returns related to various as- sets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

(5) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                        DECEMBER 31,
                           ------------------------------------
                             2010          2009         2008
                           --------- --------------- ----------
Commissions                $1,859          $1,565    $ 1,710
General and administrative
  expenses                  1,293           1,203      1,215
Expenses associated with
  reserve financing and
  unrelated LOCs               16               1         --
DAC and VOBA deferrals
  and interest, net of
  amortization               (644)           (652)      (437)
Broker-dealer expenses        212             190        215
Other intangibles
  amortization                  4               4          4
Media expenses                 59              40         --
Taxes, licenses and fees      192             180        195
Merger-related expenses         9              16         50
Restructuring charges
  (recoveries) for expense
  initiatives                  (1)             32          8
                           --------- --------------- ----------
     Total                 $2,999          $2,579    $ 2,960
                           ========= =============== ==========

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income (Loss) in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $39 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents, certain former employees of JP and certain former employees of CIGNA Corporation. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans were frozen as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                             AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2010     2009              2010             2009
                                                      ------- ----------- ------------------------ -------
                                                                                          OTHER
                                                      PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                                      ------------------- --------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                    $119        $101                      $ 4     $ 4
Actual return on plan assets                            17          25                        1      --
Company and participant contributions                   --          --                        3       3
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Fair value as of end-of-year                         128         119                        5       4
                                                      ------- ----------- ------------------------ -------
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                        112         115                       20      20
Interest cost                                            7           7                        2       1
Plan participants' contributions                        --          --                        1       1
Actuarial (gains) losses                                 5          (3)                       1       1
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Balance as of end-of-year                            116         112                       21      20
                                                      ------- ----------- ------------------------ -------
     Funded status of the plans                       $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                          $ 15        $ 12                     $ --    $ --
Other liabilities                                       (3)         (5)                     (16)    (16)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                       $ 15        $ 19                     $ --    $ (1)
Prior service credit                                    --          --                       (1)     (1)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 15        $ 19                     $ (1)   $ (2)
                                                      ======= =========== ======================== =======
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                            N/A         N/A                     4.00%   4.00%
All other plans                                        N/A         N/A                      N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
  Weighted-average discount rate                      5.25%       6.00%                    5.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%
Net periodic benefit cost:
  Weighted-average discount rate                      6.00%       6.00%                    6.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2010, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2011, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2011, our expected return on plan assets is 8.00% for the plans. The approximate expected return on plan assets by asset class for the pension plans is as follows:

Fixed maturity securities    5.73%
Common stock:
  Domestic equity            9.88%
  International equity       8.48%
Cash and invested assets       --%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                        AS OF OR FOR THE
                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2010        2009    2008
                                                   ------- ----------- -------
Pre-65 health care cost trend rate                  9.5%         10%     10%
Post-65 health care cost trend rate                 9.5%         13%     12%
Ultimate trend rate                                   5%          5%      5%
Year that the rate reaches the ultimate trend rate 2020        2020    2019

We expect the health care cost trend rate for 2011 to be 9.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2010      2009
                                        ---- -------------
Accumulated benefit obligation           $94           $90
Projected benefit obligation              94            90
Fair value of plan assets                 91            85

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                  PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                          ------- --------------------------- --------------------------------
                                           2010             2009        2008  2010  2009            2008
                                          ------- ------------------- ------- ---- ------- -------------------
Interest cost                              $ 7                 $ 7     $ 7     $ 1  $ 1                 $ 1
Expected return on plan assets              (9)                 (7)    (11)     --   --                  --
Recognized net actuarial loss (gain)         2                   5       1      --   (1)                 (1)
                                          ------- ------------------- ------- ---- ------- -------------------
  Net periodic benefit expense (recovery)  $--                 $ 5    $ (3)    $ 1  $--                 $--
                                          ======= =================== ======= ==== ======= ===================

We expect our 2011 pension plans' income to be approximately $2 million.

For 2011, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

As of December 31, 2010 and 2009, our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

Fixed maturity securities   50%
Common stock:
  Domestic equity           35%
  International equity      15%
Cash and invested assets    --%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives, and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap (25%), small cap (5%) and hedge funds (5%). Fixed maturity securities represents core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plan's objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over 3-year periods, above an appropriate index over 5-year periods and meet real return standards over 10-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plans' assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                        AS OF DECEMBER 31, 2010
                           ------------------------------------------
                             QUOTED
                             PRICES
                            IN ACTIVE
                           MARKETS FOR SIGNIFICANT   SIGNIFICANT
                            IDENTICAL  OBSERVABLE   UNOBSERVABLE TOTAL
                              ASSETS      INPUTS       INPUTS    FAIR
                             (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                           ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                  $--        $ 37          $--  $ 37
  U.S. Government bonds             --          14           --    14
  Foreign government bonds          --           2            3     5
  MBS:
     CMOs                           --           1           --     1
     CMBS                           --           1           --     1
Common stock                        16          43            3    62
Cash and invested assets            --           8           --     8
                           ----------- ----------- ------------ -----
       Total                       $16        $106          $ 6  $128
                           =========== =========== ============ =====

                                         AS OF DECEMBER 31, 2009
                            ------------------------------------------
                               QUOTED
                              PRICES
                             IN ACTIVE
                            MARKETS FOR SIGNIFICANT  SIGNIFICANT
                              IDENTICAL  OBSERVABLE UNOBSERVABLE TOTAL
                               ASSETS     INPUTS       INPUTS    FAIR
                              (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                            ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                   $--        $ 47          $--  $ 47
  U.S. Government bonds              --           4           --     4
  Foreign government bonds           --           2           --     2
  MBS:
     CMOs                            --           1           --     1
     CMBS                            --           2           --     2
  State and municipal bonds          --           1           --     1
Common stock                         18          42           --    60
Cash and invested assets             --           2           --     2
                            ----------- ----------- ------------ -----
       Total                        $18        $101          $--  $119
                            =========== =========== ============ =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The following summarizes changes to our pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Foreign government bonds       $--      $--      $--           $3       $--        $3
  Common stock                    --       --       --            3        --         3
                           --------- -------- -------- ------------ ------------ ------
     Total                       $--      $--      $--           $6       $--        $6
                           ========= ======== ======== ============ ============ ======

                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Corporate bonds                $ 1      $--      $--          $--       $(1)      $--
                           ========= ======== ======== ============ ============ ======

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2010 or 2009. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2011 under applicable pension law.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2011 is less than $1 million.

We expect the following benefit payments (in millions):

             PENSION
              PLANS      OTHER POSTRETIREMENT PLANS
             ------- ---------------------------------
                                                 NOT
             DEFINED  REFLECTING             REFLECTING
             BENEFIT   MEDICARE  MEDICARE    MEDICARE
             PENSION   PART D     PART D       PART D
             PLANS     SUBSIDY    SUBSIDY     SUBSIDY
             ------- ---------- ----------- ----------
2011              $8         $2      $--            $2
2012               9          2       --             2
2013               9          2       --             2
2014               9          2       --             2
2015               9          2       --             2
Following
  five years
  thereafter      43         10       (1)           11

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor contributory defined contribution plans for eligible employees and agents, respectively, which includes money purchase plans. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2010, 2009 and 2008, expenses for these plans were $60 million, $61 million and $58 million respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for various groups: employees, agents and non-employee directors.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                         2010      2009
                                         ---- -------------
Total liabilities(1)                     $315          $314
Investment held to fund liabilities(2)    130           118

(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)

defined contribution plans. Expenses (in millions) for this plan were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                   -----------------------------
                                   2010 2009          2008
                                   ---- ---- -------------------
Employer matching contributions      $6  $ 4                  $5
Increase (decrease) in measurement
  of liabilites, net of total
  return swap                         1    6                   1
                                   ---- ---- -------------------
     Total plan expenses             $7  $10                  $6
                                   ==== ==== ===================

DEFERRED COMPENSATION PLAN FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified defined contribution plans. Expenses (in millions) for these plans were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2010 2009   2008
                                       ---- ---- ---------
Employer matching contributions          $3   $2        $2
Increase (decrease) in measurement of
  liabilites, net of total return swap    3    4        --
                                       ---- ---- ---------
     Total plan expenses                 $6   $6        $2
                                       ==== ==== =========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
The plan allows for non-employee directors to defer a portion of their annual retainers and, in addition, we credit deferred stock units annually. The menu of "phantom" investment options is identical to those offered in the employees' plan. For the years ended December 31, 2010, 2009 and 2008, expenses for this plan were $2 million, $1 million and less than $1 million, respectively.

The terms of the plan for non-employee directors provide that plan participants who select LNC's stock as the measure for their investment return will receive shares of LNC's stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC's stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS
Eligible former agents of JP may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected notional mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the agent deferred compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains, decrease with investment losses and payouts of death benefits. For the years ended December 31, 2010, 2009 and 2008, expenses (income) for this plan were $2 million, $1 million and ($2) million, respectively.

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                           -----------------------
                             2010    2009    2008
                           ------- ------- -------
Stock options               $ 5     $ 6        $ 8
Performance shares           (1)     (1)         2
SARs                         --       1          4
Restricted stock units and
  nonvested stock            11       6          5
                           ------- ------- -------
  Total                     $15     $12        $19
                           ======= ======= =======
Recognized tax benefit      $ 5     $ 4        $ 7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                    AS OF DECEMBER 31,
                                 ----------------------
                                      2010      2009
                                 --------- ------------
Capital and surplus                 $6,750    $6,300

                                   FOR THE YEARS ENDED
                                        DECEMBER 31,
                                 ----------------------
                                 2010 2009      2008
                                 ---- ---- ------------
Net gain (loss) from operations,
  after-tax                      $553 $867     $ 510
Net income (loss)                 430  (35)      (261)
Dividends to LNC                  684  405       400

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective
December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in our life insurance subsidiaries.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of In-diana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2009; and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                          ---------------------
                                            2010       2009
                                          ------- -------------
Calculation of reserves using the Indiana
  universal life method                   $314          $328
Calculation of reserves using
  continuous CARVM                          (5)           (6)
Conservative valuation rate on certain
  variable annuities                       (15)          (11)
Lesser of LOC and XXX additional
  reserve as surplus                       457           412

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, or statutory net gain from operations for the previous calendar twelve-month period (both shown on the last annual statement on file with the Commissioner), but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $611 million in 2011 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                      -----------------------------------------------
                                                             2010                    2009
                                                      ----------------------- -----------------------
                                                      CARRYING        FAIR    CARRYING        FAIR
                                                         VALUE       VALUE       VALUE       VALUE
                                                      ----------- ----------- ----------- -----------
ASSETS
AFS securities:
  Fixed maturity securities                           $ 66,289    $ 66,289    $ 58,889    $ 58,889
  VIEs' fixed maturity securities                          584         584          --          --
  Equity securities                                        140         140         155         155
Trading securities                                       2,459       2,459       2,366       2,366
Mortgage loans on real estate                            6,431       6,847       6,835       6,967
Derivative investments                                   1,021       1,021         841         841
Other investments                                          978         978         975         975
Cash and invested cash                                   1,904       1,904       2,553       2,553
Reinsurance related embedded derivatives                   112         112         277         277
Separate account assets                                 84,630      84,630      73,500      73,500
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives          (497)       (497)       (419)       (419)
  GLB reserves embedded derivatives                       (408)       (408)       (676)       (676)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts   (1,119)     (1,119)       (940)       (940)
  Account values of certain investment contracts       (26,061)    (27,067)    (24,039)    (24,244)
Short-term debt                                            (10)        (10)        (21)        (21)
Long-term debt                                          (2,429)     (2,335)     (1,925)     (1,714)
VIEs' liabilities - derivative instruments                (209)       (209)         --          --
Other liabilities:
  Deferred compensation plans embedded derivatives        (315)       (315)       (314)       (314)
  Credit default swaps                                     (16)        (16)        (65)        (65)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2010
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 58      $ 48,304        $ 2,353    $ 50,715
     U.S. Government bonds                               117             3              2         122
     Foreign government bonds                             --           381            113         494
     MBS:
        CMOs                                              --         5,461             24       5,485
        MPTS                                              --         2,801             95       2,896
        CMBS                                              --         1,863            102       1,965
     ABS CDOs                                             --             2            171         173
     State and municipal bonds                            --         3,085             --       3,085
     Hybrid and redeemable preferred securities           18         1,222            114       1,354
     VIEs' fixed maturity securities                      --           584             --         584
  Equity AFS securities:
     Banking securities                                   --             2             --           2
     Insurance securities                                  3            --             33          36
     Other financial services securities                  --             8             24          32
     Other securities                                     34             2             34          70
  Trading securities                                       2         2,383             74       2,459
  Derivative investments                                  --          (473)         1,494       1,021
Cash and invested cash                                    --         1,904             --       1,904
Reinsurance related embedded derivatives                  --           112             --         112
Separate account assets                                   --        84,630             --      84,630
                                                   --------- ---------------- -------------- -----------
        Total assets                                    $232      $152,274        $ 4,633    $157,139
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (497)     $ (497)
  GLB reserves embedded derivatives                       --            --           (408)       (408)
VIEs' liabilities -- derivative instruments               --            --           (209)       (209)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (315)       (315)
  Credit default swaps                                    --            --            (16)        (16)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,445)   $ (1,445)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2009
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 55      $ 41,904        $ 2,117    $ 44,076
     U.S. Government bonds                               112            33              3         148
     Foreign government bonds                             --           397             92         489
     MBS:
        CMOs                                              --         5,593             34       5,627
        MPTS                                              --         2,808            101       2,909
        CMBS                                              --         1,796            252       2,048
     ABS:
        CDOs                                              --             4            153         157
        CLNs                                              --            --            322         322
     State and municipal bonds                            --         1,943             --       1,943
     Hybrid and redeemable preferred securities           15         1,005            150       1,170
  Equity AFS securities:
     Banking securities                                   23             1             --          24
     Insurance securities                                  3            --             43          46
     Other financial services securities                  --             6             22          28
     Other securities                                     34            --             23          57
  Trading securities                                       2         2,274             90       2,366
  Derivative investments                                  --          (397)         1,238         841
Cash and invested cash                                    --         2,553             --       2,553
Reinsurance related embedded derivatives                  --           277             --         277
Separate account assets                                   --        73,500             --      73,500
                                                   --------- ---------------- -------------- -----------
       Total assets                                     $244      $133,697        $ 4,640    $138,581
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (419)     $ (419)
  GLB reserves embedded derivatives                       --            --           (676)       (676)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (314)       (314)
  Credit default swaps                                    --            --            (65)        (65)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,474)   $ (1,474)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                       $2,117       $ (42)         $ 53            $279        $ (54)   $2,353
     U.S. Government bonds                                      3          --            --              (4)           3         2
     Foreign government bonds                                  92          --             8              (4)          17       113
     MBS:
       CMOs                                                    34          (5)            7              (8)          (4)       24
       MPTS                                                   101          --             3              (9)          --        95
       CMBS                                                   252         (47)           84             (72)        (115)      102
     ABS:
       CDOs                                                   153           1            30             (13)          --       171
       CLNs                                                   322          --           278              --         (600)       --
     Hybrid and redeemable preferred securities               150           2           (23)            (15)          --       114
  Equity AFS securities:
     Insurance securities                                      43          --             2             (12)          --        33
     Other financial services securities                       22          --             7              (5)          --        24
     Other securities                                          23          --            (1)             12           --        34
  Trading securities                                           90           2           (10)             (7)          (1)       74
  Derivative investments                                    1,238        (166)            7             415           --     1,494
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (419)        (81)           --               3           --      (497)
  GLB reserves embedded derivatives                          (676)        268            --              --           --      (408)
VIEs' liabilities -- derivative instruments(5)                 --          16            --              --         (225)     (209)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (314)        (33)           --              32           --      (315)
  Credit default swaps(7)                                     (65)          7            --              42           --       (16)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                          $3,166       $ (78)         $445            $634        $(979)   $3,188
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                      $ 2,383       $ (46)         $317          $ (161)       $(376)   $2,117
     U.S. Government bonds                                      3          --            --              --           --         3
     Foreign government bonds                                  60           1             2              10           19        92
     MBS:
       CMOs                                                   160          (7)           34             (13)        (140)       34
       MPTS                                                    18          --             1              97          (15)      101
       CMBS                                                   238           1            57             (44)          --       252
     ABS:
       CDOs                                                   150         (35)           61             (21)          (2)      153
       CLNs                                                    50          --           272              --           --       322
     State and municipal bonds                                117          --            (1)            (17)         (99)       --
     Hybrid and redeemable preferred securities               113         (21)           47               3            8       150
  Equity AFS securities:
     Insurance securities                                      50          (7)           20             (20)          --        43
     Other financial services securities                       20          (2)            7              (3)          --        22
     Other securities                                          23           2            (1)             (1)          --        23
  Trading securities                                           77          35            --              (7)         (15)       90
  Derivative investments                                       78         (87)           (7)          1,254           --     1,238
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (252)        (75)           --             (92)          --      (419)
  GLB reserves embedded derivatives                        (2,904)      2,228            --              --           --      (676)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (223)        (50)           --             (41)          --      (314)
  Credit default swaps(7)                                     (51)        (37)           --              23           --       (65)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                           $ 110      $1,900          $809           $ 967        $(620)   $3,166
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                       --------------------------------------------------------------------------
                                                                                 GAINS          SALES,      TRANSFERS
                                                                    ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                  INCLUDED         IN        MATURITIES,       OUT
                                                       BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                          FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                         VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                       ---------- ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                    $2,461      $ (150)       $ (442)          $ (10)       $ 524    $ 2,383
     U.S. Government bonds                                   3          --            --              --           --          3
     Foreign government bonds                               79          --           (12)             (7)          --         60
     MBS:
       CMOs                                                275         (21)          (53)            (12)         (29)       160
       MPTS                                                 52          --           (11)              1          (24)        18
       CMBS                                                362          --          (193)             27           42        238
     ABS:
       CDOs                                                184           1           (85)             50           --        150
       CLNs                                                660          --          (360)             --         (250)        50
     State and municipal bonds                             138          --            (2)            (32)          13        117
     Hybrid and redeemable preferred securities            111          --           (41)             35            8        113
  Equity AFS securities:
     Banking securities                                     --          (1)           --               1           --         --
     Insurance securities                                    2          (1)          (18)             67           --         50
     Other financial services securities                    35         (23)           (2)             10           --         20
     Other securities                                       17          (5)            3               8           --         23
  Trading securities                                       107         (28)           --             (13)          11         77
  Derivative investments                                   195        (237)           29              91           --         78
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives          (389)        196            --             (59)          --       (252)
  GLB reserves embedded derivatives                       (279)     (2,625)           --              --           --     (2,904)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)     (271)         43            --               5           --       (223)
  Credit default swaps(7)                                   --         (51)           --              --           --        (51)
                                                       ---------- ----------- ------------- --------------- ------------ ----------
       Total, net                                       $3,742     $(2,902)      $(1,187)           $162        $ 295      $ 110
                                                       ========== =========== ============= =============== ============ ==========

(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments. See "Derivatives Instruments Designated and Qualifying as Fair Value Hedges" section in Note 6.

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                -----------------------------------
                                 2010          2009         2008
                                -------- --------------- ----------
Investments:(1)
  Trading securities             $ --            $ 33      $ (23)
  Derivative investments         (163)            (86)      (129)
Future contract benefits:(1)
  Indexed annuity contracts
     embedded derivatives          44             (17)        23
  GLB reserves embedded
     derivatives                  419           2,366     (1,061)
VIEs' liabilities -- derivative
  instruments(1)                   16              --         --
Other liabilities:
  Deferred compensation
     plans embedded
     derivatives(2)               (33)            (50)        43
  Credit default swaps(3)         (12)            (14)       (51)
                                -------- --------------- ----------
     Total, net                 $ 271          $2,232    $(1,198)
                                ======== =============== ==========

(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).


The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 2010
                             -------------------------------
                             TRANSFERS   TRANSFERS
                               IN TO       OUT OF
                             LEVEL 3       LEVEL 3    TOTAL
                             ---------- ----------- --------
Investments:
  Fixed maturity AFS
     securities:
     Corporate bonds           $ 144       $(198)   $ (54)
     U.S. Government bonds         3          --        3
     Foreign government
        bonds                     17          --       17
     MBS:
        CMOs                      --          (4)      (4)
        CMBS                       3        (118)    (115)
     ABS CLNs                     --        (600)    (600)
  Trading securities              --          (1)      (1)
Future contract benefits:
  VIEs' liabilities --
     derivative instruments     (225)         --     (225)
                             ---------- ----------- --------
           Total, net          $ (58)      $(921)   $(979)
                             ========== =========== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively, and the ABS CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 are related to new accounting guidance that is discussed in Note 4. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs. We are actively managing our remaining radio station clusters to maximize performance and future value.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

-    Change in reserves accounted for under the Financial Services - Insurance
     - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

Segment information (in millions) was as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                             -----------------------------------
                               2010         2009         2008
                             --------- --------------- ---------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities               $2,412          $2,085    $2,191
     Defined Contribution       970             911       913
                             --------- --------------- ---------
        Total Retirement
           Solutions          3,382           2,996     3,104
                             --------- --------------- ---------
  Insurance Solutions:
     Life Insurance           4,156           3,990     4,005
     Group Protection         1,831           1,713     1,640
                             --------- --------------- ---------
        Total Insurance
           Solutions          5,987           5,703     5,645
                             --------- --------------- ---------
  Other Operations              470             449       433
Excluded realized
  gain (loss), pre-tax         (317)           (643)     (863)
Amortization of deferred
  gains from reserve changes
  on business sold through
  reinsurance, pre-tax            3               3         3
Amortization of DFEL
  associated with benefit
  ratio unlocking, pre-tax       --              --         1
                             --------- --------------- ---------
     Total revenues          $9,525          $8,508    $8,323
                             ========= =============== =========

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                               ----------------------------------
                                 2010            2009     2008
                               --------- --------------- --------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $ 463           $ 355    $ 154
     Defined Contribution         146             124      117
                               --------- --------------- --------
        Total Retirement
           Solutions              609             479      271
                               --------- --------------- --------
  Insurance Solutions:
     Life Insurance               595             617      489
     Group Protection              72             124      104
                               --------- --------------- --------
        Total Insurance
           Solutions              667             741      593
                               --------- --------------- --------
  Other Operations                  3              (7)     (47)
Excluded realized gain
  (loss), after-tax              (206)           (418)    (561)
Income (expense) from
  reserve changes (net of
  related amortization) on
  business sold through
  reinsurance, after-tax            2               2        2
Impairment of intangibles,
  after-tax                        --            (709)      --
Benefit ratio unlocking,
  after-tax                        --              --       (4)
                               --------- --------------- --------
     Net income (loss)         $1,075            $ 88    $ 254
                               ========= =============== ========

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                             --------------------------
                               2010     2009      2008
                             ------ ------------ ------
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                  $1,107       $1,020  $ 958
  Defined Contribution          769          732    695
                             ------ ------------ ------
     Total Retirement
        Solutions             1,876        1,752  1,653
                             ------ ------------ ------
Insurance Solutions:
  Life Insurance              2,040        1,827  1,867
  Group Protection              141          127    117
                             ------ ------------ ------
     Total Insurance
        Solutions             2,181        1,954  1,984
                             ------ ------------ ------
Other Operations                305          300    338
                             ------ ------------ ------
        Total net investment
           income            $4,362       $4,006 $3,975
                             ====== ============ ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                              --------------------------
                                2010     2009      2008
                              ------ ------------ ------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                    $ 402         $356  $ 729
  Defined Contribution            78           71    130
                              ------ ------------ ------
     Total Retirement
        Solutions                480          427    859
                              ------ ------------ ------
Insurance Solutions:
  Life Insurance                 492          519    519
  Group Protection                46           46     36
                              ------ ------------ ------
     Total Insurance
        Solutions                538          565    555
                              ------ ------------ ------
        Total amortization of
           DAC and VOBA,
           net of interest    $1,018         $992 $1,414
                              ====== ============ ======

                                           FOR THE YEARS ENDED
                                             DECEMBER 31,
                                ---------------------------------
                                  2010         2009        2008
                                -------- --------------- --------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                      $ 91            $ 42    $ (76)
  Defined Contribution             55              45       26
                                -------- --------------- --------
     Total Retirement
        Solutions                 146              87      (50)
                                -------- --------------- --------
Insurance Solutions:
  Life Insurance                  279             271      240
  Group Protection                 38              67       56
                                -------- --------------- --------
     Total Insurance
        Solutions                 317             338      296
                                -------- --------------- --------
Other Operations                   (6)            (21)     (11)
Excluded realized gain (loss)    (111)           (225)    (302)
Reserve changes (net of
  related amortization)
  on business sold through
  reinsurance                       1               1        1
Impairment of intangibles          --             (16)      --
Benefit ratio unlocking            --              (1)      (2)
                                -------- --------------- --------
        Total federal income
           tax expense
           (benefit)            $ 347           $ 163    $ (68)
                                ======== =============== ========


                                AS OF DECEMBER 31,
                                ------------------
                                    2010      2009
                                -------- ---------
ASSETS
Retirement Solutions:
  Annuities                     $ 91,789  $ 80,700
  Defined Contribution            28,563    26,689
                                -------- ---------
     Total Retirement Solutions  120,352   107,389
                                -------- ---------
Insurance Solutions:
  Life Insurance                  55,083    50,825
  Group Protection                 3,254     2,845
                                -------- ---------
     Total Insurance Solutions    58,337    53,670
                                -------- ---------
Other Operations                  13,323    13,148
                                -------- ---------
        Total assets            $192,012  $174,207
                                ======== =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   ----------------------------
                                   2010      2009        2008
                                   ---- --------------- -------
Interest paid                      $ 94         $ 96    $ 81
Income taxes paid (received)        345          (15)    (23)
Significant non-cash investing
  and financing transactions:
  Funds withheld agreement
     with LNBAR:
     Carrying value of assets      $ --        $ 790    $ --
     Carrying value of liabilities   --         (790)     --
                                   ---- --------------- -------
        Total acquired from
           LNBAR                   $ --         $ --    $ --
                                   ==== =============== =======
  Capital contribution of LFM:
     Carrying value of assets
        (includes cash and
        invested cash)             $ --        $ 364    $ --
     Carrying value of liabilities   --          (84)     --
                                   ---- --------------- -------
        Total capital contribution
           of LFM                  $ --        $ 280    $ --
                                   ==== =============== =======

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                 --------------------------------
                                 2010         2009        2008
                                 ---- --------------- -----------
Reinsurance assumed from FPP:
  Carrying value of assets       $ --         $ 63        $ --
  Carrying value of liabilities    --          (63)         --
                                 ---- --------------- --- -------
     Total reinsurance assumed
        from FPP                 $ --         $ --        $ --
                                 ==== =============== ===========
Sale of subsidiaries/business
  Proceeds from sale of
     subsidiaries/business       $ --          $ 6        $ --
  Assets disposed (includes
     cash and invested cash)       --           (5)         --
                                 ---- --------------- --- -------
     Gain on sale of subsidiary/
        business                 $ --          $ 1        $ --
                                 ==== =============== ===========
Reinsurance ceded to LNBAR:
  Carrying value of assets       $188         $ --       $ 360
  Carrying value of liabilities  (188)          --        (360)
                                 ---- --------------- -----------
     Total reinsuranced ceded
        to LNBAR                 $ --         $ --        $ --
                                 ==== =============== ===========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                       AS OF DECEMBER 31,
                                     ---------------------
                                        2010       2009
                                     -------- ------------
Assets with affiliates:
  Corporate bonds(1)                   $ 100      $   100
  Reinsurance on ceded reinsurance
     contracts(2)                      2,322        2,414
  Reinsurance on assumed
     reinsurance contracts(3)            417          417
  Cash management agreement
     investment(4)                       173          142
  Service agreement receivable(4)        (12)         (51)
Liabilities with affiliates:
  Inter-company short-term debt(5)        10           21
  Inter-company long-term debt(6)      2,179        1,675

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                ---------------------------------
                                  2010         2009       2008
                                -------- --------------- --------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(7)   $(308)          $(235)   $(222)
  Net investment income on
     cash management
     agreement(8)                  --               1       11
  Fees for management of
     general account(8)            --             (68)     (65)
Benefits and expenses with
  affiliates:
  Reinsurance (recoveries)
     benefits on ceded
     reinsurance contracts(9)    (765)           (158)    (655)
  Service agreement
     payments(10)                 (58)             21       (2)
  Transfer pricing
     arrangement(10)               --             (32)     (32)
  Interest expense on
     inter-company debt(11)        98              90       83

(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

25. TRANSACTIONS WITH AFFILIATES (CONTINUED)

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(8)  Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(9)  Reported in benefits on our Consolidated Statements of Income (Loss).

10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(11) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).


CORPORATE BONDS
LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT AND TRANSFER PRICING ARRANGEMENT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

A transfer pricing arrangement is in place between LFD and Delaware related to the wholesaling of Delaware's investment products.

CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.8 billion and $2.4 billion as of December 31, 2010 and 2009, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                            CONTRACT                   CONTRACT    GUARANTEE
                                                           PURCHASES                 REDEMPTIONS    CHARGES
                                                            DUE FROM                    DUE TO     PAYABLE TO
                                                          THE LINCOLN                THE LINCOLN  THE LINCOLN
                                                            NATIONAL                   NATIONAL     NATIONAL
                                                              LIFE                       LIFE         LIFE
                                                           INSURANCE                  INSURANCE    INSURANCE
SUBACCOUNT                                   INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY      COMPANY     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B       $ 33,710,336    $  6,214   $ 33,716,550    $     --     $   930    $ 33,715,620
ABVPSF Growth and Income Class B              30,771,051       5,795     30,776,846          --         846      30,776,000
ABVPSF International Value Class B               221,972          --        221,972          --           7         221,965
ABVPSF Small/Mid Cap Value Class A               981,050          --        981,050          37          32         980,981
American Century VP Inflation Protection
   Class I                                    15,912,631       2,701     15,915,332          --         438      15,914,894
American Century VP Inflation Protection
   Class II                                   10,161,557       2,661     10,164,218          --         321      10,163,897
American Century VP International Class I         23,362          --         23,362          --          --          23,362
American Funds Global Growth Class 2          95,796,672         156     95,796,828          --       2,656      95,794,172
American Funds Growth Class 2                650,364,228     120,857    650,485,085          --      18,021     650,467,064
American Funds Growth-Income Class 2         213,701,459     101,143    213,802,602          --       6,023     213,796,579
American Funds International Class 2         304,047,800      66,589    304,114,389          --       8,402     304,105,987
BlackRock Global Allocation V.I. Class I      19,120,101       6,960     19,127,061          --         525      19,126,536
BlackRock Global Allocation V.I. Class III     5,415,478       6,858      5,422,336          --         159       5,422,177
Delaware VIP Diversified Income Standard
   Class                                     180,720,265          --    180,720,265     127,146       4,993     180,588,126
Delaware VIP Diversified Income Service
   Class                                      49,003,879     104,447     49,108,326          --       1,458      49,106,868
Delaware VIP Emerging Markets Service
   Class                                       3,291,789          --      3,291,789          14         102       3,291,673
Delaware VIP High Yield Standard Class        37,747,034     314,864     38,061,898          --       1,039      38,060,859
Delaware VIP High Yield Service Class          5,881,113       2,155      5,883,268          --         161       5,883,107
Delaware VIP Limited-Term Diversified
   Income Service Class                        2,617,251       1,391      2,618,642          --          87       2,618,555
Delaware VIP REIT Standard Class             116,170,580          --    116,170,580       6,754       3,220     116,160,606
Delaware VIP REIT Service Class               13,588,020      10,145     13,598,165          --         374      13,597,791
Delaware VIP Small Cap Value Service Class   241,163,177      49,788    241,212,965          --       6,699     241,206,266
Delaware VIP Smid Cap Growth Standard
   Class                                     226,742,894          --    226,742,894      38,531       6,300     226,698,063
Delaware VIP Smid Cap Growth Service Class     8,750,937          --      8,750,937       3,579         242       8,747,116
Delaware VIP U.S. Growth Service Class            76,238          --         76,238          --           3          76,235
Delaware VIP Value Standard Class            114,320,528      80,161    114,400,689          --       3,018     114,397,671
Delaware VIP Value Service Class              10,951,319       7,414     10,958,733          --         300      10,958,433
DWS VIP Alternative Asset Allocation Plus
   Class A                                     2,102,665       2,584      2,105,249          --          58       2,105,191
DWS VIP Alternative Asset Allocation Plus
   Class B                                       391,358       1,044        392,402          --          11         392,391
DWS VIP Equity 500 Index Class A             166,443,819          --    166,443,819      26,116       4,586     166,413,117
DWS VIP Equity 500 Index Class B              10,436,804       5,015     10,441,819          --         287      10,441,532
DWS VIP Small Cap Index Class A               43,876,457         581     43,877,038          --       1,226      43,875,812
DWS VIP Small Cap Index Class B                5,303,148       4,026      5,307,174          --         147       5,307,027
Fidelity VIP Contrafund Service Class        225,223,697       4,090    225,227,787          --       6,267     225,221,520
Fidelity VIP Contrafund Service Class 2       36,652,581      12,933     36,665,514          --       1,005      36,664,509
Fidelity VIP Growth Service Class             62,758,412          --     62,758,412       5,925       1,730      62,750,757
Fidelity VIP Growth Service Class 2            4,782,263       4,021      4,786,284          --         132       4,786,152
Fidelity VIP Mid Cap Service Class 2           3,201,905           2      3,201,907          --         103       3,201,804
FTVIPT Franklin Income Securities Class 2      1,975,560          24      1,975,584          --          69       1,975,515
FTVIPT Mutual Shares Securities Class 2        1,594,846          45      1,594,891          --          52       1,594,839
FTVIPT Templeton Global Bond Securities
   Class 2                                     5,057,725         428      5,058,153          --         164       5,057,989
Invesco V.I. Core Equity Series I                 48,181          --         48,181          --           2          48,179
Invesco V.I. International Growth Series I        55,657          --         55,657          --           2          55,655
Janus Aspen Series Worldwide
   Institutional Class                           188,174          --        188,174         255           4         187,915
LVIP Baron Growth Opportunities Service
   Class                                     145,240,181      35,739    145,275,920          --       4,035     145,271,885
LVIP Capital Growth Service Class                 11,208          --         11,208          --          --          11,208

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                              CONTRACT                     CONTRACT    GUARANTEE
                                                             PURCHASES                   REDEMPTIONS    CHARGES
                                                              DUE FROM                      DUE TO     PAYABLE TO
                                                            THE LINCOLN                  THE LINCOLN  THE LINCOLN
                                                              NATIONAL                     NATIONAL     NATIONAL
                                                                LIFE                         LIFE         LIFE
                                                             INSURANCE                    INSURANCE    INSURANCE
SUBACCOUNT                                   INVESTMENTS      COMPANY    TOTAL ASSETS      COMPANY      COMPANY      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
LVIP Cohen & Steers Global Real Estate
   Standard Class                           $    8,014,858    $ 2,723    $    8,017,581    $     --     $   221    $    8,017,360
LVIP Cohen & Steers Global Real Estate
   Service Class                                 2,955,407      1,393         2,956,800          --          89         2,956,711
LVIP Columbia Value Opportunities
   Service Class                                   181,077         --           181,077          --           6           181,071
LVIP Delaware Bond Standard Class              348,886,891         --       348,886,891      59,031       9,677       348,818,183
LVIP Delaware Bond Service Class                22,096,452     38,925        22,135,377          --         605        22,134,772
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                   141,784,269         --       141,784,269      42,415       3,899       141,737,955
LVIP Delaware Foundation Aggressive
   Allocation Service Class                      2,920,780      3,967         2,924,747          --          80         2,924,667
LVIP Delaware Foundation Conservative
   Allocation Standard Class                   289,647,321         --       289,647,321      81,906       7,962       289,557,453
LVIP Delaware Foundation Conservative
   Allocation Service Class                      4,366,273      2,528         4,368,801          --         120         4,368,681
LVIP Delaware Foundation Moderate
   Allocation Standard Class                     1,193,163        725         1,193,888          --          33         1,193,855
LVIP Delaware Foundation Moderate
   Allocation Service Class                        367,244      5,465           372,709          --          10           372,699
LVIP Delaware Growth and Income
   Standard Class                            1,006,504,194         --     1,006,504,194     207,616      27,681     1,006,268,897
LVIP Delaware Growth and Income
   Service Class                                 3,711,422      3,720         3,715,142          --         102         3,715,040
LVIP Delaware Social Awareness
   Standard Class                              535,603,780         --       535,603,780     146,345      14,761       535,442,674
LVIP Delaware Social Awareness Service
   Class                                         9,811,019      5,965         9,816,984          --         270         9,816,714
LVIP Delaware Special Opportunities
   Standard Class                              484,216,629         --       484,216,629      44,551      13,373       484,158,705
LVIP Delaware Special Opportunities
   Service Class                                20,967,693         --        20,967,693       1,953         578        20,965,162
LVIP Global Income Standard Class                5,436,686      2,474         5,439,160          --         151         5,439,009
LVIP Global Income Service Class                 2,173,557      1,913         2,175,470          --          68         2,175,402
LVIP Janus Capital Appreciation Standard
   Class                                       292,837,272     41,075       292,878,347          --       8,073       292,870,274
LVIP Janus Capital Appreciation Service
   Class                                         1,467,294      2,838         1,470,132          --          40         1,470,092
LVIP MFS International Growth
   Service Class                                   461,953         --           461,953          --          14           461,939
LVIP MFS Value Service Class                     1,853,761         --         1,853,761       1,075          54         1,852,632
LVIP Mid-Cap Value Service Class                   250,432         --           250,432          --           8           250,424
LVIP Mondrian International Value
   Standard Class                              282,725,994         --       282,725,994      56,409       7,791       282,661,794
LVIP Mondrian International Value Service
   Class                                        13,613,245         --        13,613,245       3,243         373        13,609,629
LVIP Money Market Standard Class                88,419,882         --        88,419,882       8,881       2,445        88,408,556
LVIP Money Market Service Class                  6,759,446     34,284         6,793,730          --         186         6,793,544
LVIP SSgA Bond Index Standard Class              4,311,377     14,441         4,325,818          --         118         4,325,700
LVIP SSgA Bond Index Service Class               1,078,250        314         1,078,564          --          33         1,078,531
LVIP SSgA Developed International 150
   Service Class                                    59,602         --            59,602          --           2            59,600
LVIP SSgA Emerging Markets 100
   Standard Class                               30,262,212      7,929        30,270,141          --         828        30,269,313
LVIP SSgA Emerging Markets 100 Service
   Class                                         3,340,084      2,783         3,342,867          --          94         3,342,773
LVIP SSgA Global Tactical Allocation
   Standard Class                               12,794,911         --        12,794,911      79,480         351        12,715,080

See accompanying notes.

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                            CONTRACT                   CONTRACT    GUARANTEE
                                                           PURCHASES                 REDEMPTIONS    CHARGES
                                                            DUE FROM                    DUE TO     PAYABLE TO
                                                          THE LINCOLN                THE LINCOLN  THE LINCOLN
                                                            NATIONAL                   NATIONAL     NATIONAL
                                                              LIFE                       LIFE         LIFE
                                                           INSURANCE                  INSURANCE    INSURANCE
SUBACCOUNT                                   INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY      COMPANY     NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Global Tactical Allocation
   Service Class                            $ 14,680,401    $ 17,533   $ 14,697,934    $    --       $  403    $ 14,697,531
LVIP SSgA International Index Standard
   Class                                       1,458,814          --      1,458,814     39,794           40       1,418,980
LVIP SSgA International Index Service
   Class                                         409,990          57        410,047         --           11         410,036
LVIP SSgA Large Cap 100 Service Class            155,307          --        155,307         --            4         155,303
LVIP SSgA S&P 500 Index Standard Class        11,937,007          --     11,937,007     13,525          334      11,923,148
LVIP SSgA S&P 500 Index Service Class          1,835,406          --      1,835,406      1,888           50       1,833,468
LVIP SSgA Small-Cap Index Standard Class       6,922,790       3,030      6,925,820         --          192       6,925,628
LVIP SSgA Small-Cap Index Service Class        2,501,071       1,719      2,502,790         --           75       2,502,715
LVIP SSgA Small-Mid Cap 200 Service Class        548,769          --        548,769         --           15         548,754
LVIP T. Rowe Price Growth Stock Service
   Class                                         420,151          --        420,151         --           12         420,139
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                     166,067,778          --    166,067,778     71,948        4,580     165,991,250
LVIP T. Rowe Price Structured Mid-Cap
   Growth Service Class                        4,972,624       5,659      4,978,283         --          137       4,978,146
LVIP Templeton Growth Service Class              288,626          --        288,626         --            9         288,617
LVIP Turner Mid-Cap Growth Service Class         303,894          --        303,894         --            9         303,885
LVIP Wells Fargo Intrinsic Value Standard
   Class                                     336,963,532          --    336,963,532      9,546        9,275     336,944,711
LVIP Wells Fargo Intrinsic Value Service
   Class                                       6,219,718      11,038      6,230,756         --          171       6,230,585
LVIP Wilshire 2010 Profile Standard Class      4,689,189          --      4,689,189      5,792          129       4,683,268
LVIP Wilshire 2010 Profile Service Class       1,406,874         237      1,407,111         --           39       1,407,072
LVIP Wilshire 2020 Profile Standard Class     10,687,062       1,552     10,688,614         --          293      10,688,321
LVIP Wilshire 2020 Profile Service Class       5,779,748       1,986      5,781,734         --          158       5,781,576
LVIP Wilshire 2030 Profile Standard Class      4,600,968       7,009      4,607,977         --          126       4,607,851
LVIP Wilshire 2030 Profile Service Class       5,163,368         435      5,163,803         --          142       5,163,661
LVIP Wilshire 2040 Profile Standard Class      1,820,324         974      1,821,298         --           50       1,821,248
LVIP Wilshire 2040 Profile Service Class       5,177,372       6,857      5,184,229         --          142       5,184,087
LVIP Wilshire Conservative Profile
   Standard Class                             26,007,851     112,315     26,120,166         --          737      26,119,429
LVIP Wilshire Conservative Profile
   Service Class                              15,516,719       7,825     15,524,544         --          452      15,524,092
LVIP Wilshire Moderate Profile Standard
   Class                                      45,807,603          --     45,807,603     12,057        1,289      45,794,257
LVIP Wilshire Moderate Profile Service
   Class                                      39,784,188      20,193     39,804,381         --        1,178      39,803,203
LVIP Wilshire Moderately Aggressive
   Profile Standard Class                     31,216,455          --     31,216,455      2,156          858      31,213,441
LVIP Wilshire Moderately Aggressive
   Profile Service Class                      35,063,805      27,500     35,091,305         --        1,009      35,090,296
MFS VIT Core Equity Initial Class                  8,480          --          8,480         --           --           8,480
MFS VIT Total Return Initial Class             1,970,504          --      1,970,504         --           64       1,970,440
MFS VIT Utilities Initial Class              177,905,746      36,994    177,942,740         --        4,915     177,937,825
MFS VIT Utilities Service Class               24,153,780      12,294     24,166,074         --          663      24,165,411
NB AMT Mid-Cap Growth I Class                127,938,090       5,079    127,943,169         --        3,532     127,939,637
NB AMT Partners I Class                           64,597          --         64,597         --            1          64,596
NB AMT Regency I Class                           234,633          --        234,633         --            8         234,625
PIMCO VIT Commodity Real Return
   Advisor Class                                 130,454          --        130,454         --            4         130,450
Putnam VT Global Health Care Class IB             92,913          --         92,913         --            3          92,910
WFVT Advantage Intrinsic Value Class 2           129,442          --        129,442         --            5         129,437
WFVT Advantage Omega Growth Class 2               97,121          --         97,121         --            4          97,117
WFVT Advantage Small Cap Growth Class 2          472,096          --        472,096         --           15         472,081

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010

                                                      DIVIDENDS
                                                         FROM        MORTALITY AND          NET
                                                      INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                              INCOME     GUARANTEE CHARGES   INCOME (LOSS)
----------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                $   635,560      $  (320,673)      $   314,887
ABVPSF Growth and Income Class B                              --         (296,577)         (296,577)
ABVPSF International Value Class B                         5,749           (2,479)            3,270
ABVPSF Small/Mid Cap Value Class A                         4,381          (11,235)           (6,854)
American Century VP Inflation Protection Class I         208,144         (121,119)           87,025
American Century VP Inflation Protection Class II        139,193          (99,601)           39,592
American Century VP International Class I                    428             (115)              313
American Funds Global Growth Class 2                   1,328,461         (921,876)          406,585
American Funds Growth Class 2                          4,274,194       (6,045,703)       (1,771,509)
American Funds Growth-Income Class 2                   2,954,155       (2,044,883)          909,272
American Funds International Class 2                   5,882,530       (2,944,435)        2,938,095
BlackRock Global Allocation V.I. Class I                 215,137         (129,610)           85,527
BlackRock Global Allocation V.I. Class III                56,947          (33,224)           23,723
Delaware VIP Diversified Income Standard Class         8,476,989       (1,826,120)        6,650,869
Delaware VIP Diversified Income Service Class          1,951,361         (485,007)        1,466,354
Delaware VIP Emerging Markets Service Class               18,888          (33,719)          (14,831)
Delaware VIP High Yield Standard Class                 2,699,547         (363,342)        2,336,205
Delaware VIP High Yield Service Class                    389,086          (53,671)          335,415
Delaware VIP Limited-Term Diversified Income
   Service Class                                          45,444          (26,487)           18,957
Delaware VIP REIT Standard Class                       2,935,788       (1,076,182)        1,859,606
Delaware VIP REIT Service Class                          293,794         (117,258)          176,536
Delaware VIP Small Cap Value Service Class               986,008       (2,094,105)       (1,108,097)
Delaware VIP Smid Cap Growth Standard Class                   --         (494,664)         (494,664)
Delaware VIP Smid Cap Growth Service Class                    --          (18,371)          (18,371)
Delaware VIP Trend Standard Class                             --       (1,430,033)       (1,430,033)
Delaware VIP Trend Service Class                              --          (48,249)          (48,249)
Delaware VIP U.S. Growth Service Class                        --             (839)             (839)
Delaware VIP Value Standard Class                      2,608,119       (1,029,792)        1,578,327
Delaware VIP Value Service Class                         198,918          (93,418)          105,500
DWS VIP Alternative Asset Allocation Plus Class A         13,834          (12,786)            1,048
DWS VIP Alternative Asset Allocation Plus Class B          1,767           (2,187)             (420)
DWS VIP Equity 500 Index Class A                       3,044,922       (1,590,715)        1,454,207
DWS VIP Equity 500 Index Class B                         129,139          (84,472)           44,667
DWS VIP Small Cap Index Class A                          380,356         (403,391)          (23,035)
DWS VIP Small Cap Index Class B                           27,623          (43,667)          (16,044)
Fidelity VIP Contrafund Service Class                  2,264,998       (2,131,292)          133,706
Fidelity VIP Contrafund Service Class 2                  336,153         (309,403)           26,750
Fidelity VIP Growth Service Class                         98,287         (557,594)         (459,307)
Fidelity VIP Growth Service Class 2                        1,291          (38,368)          (37,077)
Fidelity VIP Mid Cap Service Class 2                       3,489          (31,132)          (27,643)
FTVIPT Franklin Income Securities Class 2                119,299          (22,691)           96,608
FTVIPT Mutual Shares Securities Class 2                   22,566          (16,641)            5,925
FTVIPT Templeton Global Bond Securities Class 2           71,423          (59,055)           12,368
Invesco V.I. Core Equity Series I                            459             (646)             (187)
Invesco V.I. International Growth Series I                 1,621           (1,035)              586
Janus Aspen Series Worldwide Institutional Class             975           (1,176)             (201)
LVIP Baron Growth Opportunities Service Class                 --       (1,293,355)       (1,293,355)
LVIP Capital Growth Service Class                             --             (101)             (101)
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                      --          (66,615)          (66,615)
LVIP Cohen & Steers Global Real Estate Service
   Class                                                      --          (24,913)          (24,913)
LVIP Columbia Value Opportunities Service Class               --           (1,945)           (1,945)
LVIP Delaware Bond Standard Class                     12,069,606       (3,636,582)        8,433,024
LVIP Delaware Bond Service Class                         666,581         (202,062)          464,519
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      3,692,643       (1,386,770)        2,305,873
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          66,874          (25,916)           40,958
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                      4,893,368       (2,921,323)        1,972,045
LVIP Delaware Foundation Conservative Allocation
   Service Class                                          63,576          (39,076)           24,500

                                                                     DIVIDENDS     TOTAL NET       NET CHANGE       NET INCREASE
                                                     NET REALIZED     FROM NET      REALIZED     IN UNREALIZED       (DECREASE)
                                                      GAIN (LOSS)     REALIZED    GAIN (LOSS)   APPRECIATION OR    IN NET ASSETS
                                                          ON          GAIN ON          ON         DEPRECIATION       RESULTING
                                                      INVESTMENTS   INVESTMENTS   INVESTMENTS    ON INVESTMENTS   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 $   299,159    $       --   $   299,159     $  4,252,299      $ 4,866,345
ABVPSF Growth and Income Class B                       (1,933,600)           --    (1,933,600)       5,480,518        3,250,341
ABVPSF International Value Class B                        (18,827)           --       (18,827)          20,823            5,266
ABVPSF Small/Mid Cap Value Class A                         11,674            --        11,674          193,279          198,099
American Century VP Inflation Protection Class I           45,063            --        45,063          273,477          405,565
American Century VP Inflation Protection Class II          44,111            --        44,111          211,001          294,704
American Century VP International Class I                     382            --           382            1,707            2,402
American Funds Global Growth Class 2                     (833,580)           --      (833,580)       9,480,041        9,053,046
American Funds Growth Class 2                          (7,910,575)           --    (7,910,575)     107,898,462       98,216,378
American Funds Growth-Income Class 2                   (3,002,905)           --    (3,002,905)      21,892,036       19,798,403
American Funds International Class 2                     (579,864)           --      (579,864)      14,537,074       16,895,305
BlackRock Global Allocation V.I. Class I                   23,258        97,928       121,186        1,234,344        1,441,057
BlackRock Global Allocation V.I. Class III                  5,607        30,931        36,538          324,034          384,295
Delaware VIP Diversified Income Standard Class          1,973,733       424,636     2,398,369        3,054,891       12,104,129
Delaware VIP Diversified Income Service Class             390,155       102,304       492,459          803,076        2,761,889
Delaware VIP Emerging Markets Service Class               (16,837)           --       (16,837)         492,744          461,076
Delaware VIP High Yield Standard Class                    773,151            --       773,151        1,688,792        4,798,148
Delaware VIP High Yield Service Class                      70,997            --        70,997          286,509          692,921
Delaware VIP Limited-Term Diversified Income
   Service Class                                           17,976        13,343        31,319           10,428           60,704
Delaware VIP REIT Standard Class                       (7,212,333)           --    (7,212,333)      29,362,020       24,009,293
Delaware VIP REIT Service Class                          (291,434)           --      (291,434)       2,751,137        2,636,239
Delaware VIP Small Cap Value Service Class              1,452,734            --     1,452,734       55,986,392       56,331,029
Delaware VIP Smid Cap Growth Standard Class               159,890            --       159,890       27,059,639       26,724,865
Delaware VIP Smid Cap Growth Service Class                  9,138            --         9,138          993,015          983,782
Delaware VIP Trend Standard Class                      12,327,741     7,487,344    19,815,085       15,010,107       33,395,159
Delaware VIP Trend Service Class                          502,842       282,435       785,277          414,913        1,151,941
Delaware VIP U.S. Growth Service Class                       (101)           --          (101)           9,449            8,509
Delaware VIP Value Standard Class                      (2,342,864)           --    (2,342,864)      15,437,366       14,672,829
Delaware VIP Value Service Class                         (126,171)           --      (126,171)       1,356,088        1,335,417
DWS VIP Alternative Asset Allocation Plus Class A           5,766        11,280        17,046          135,523          153,617
DWS VIP Alternative Asset Allocation Plus Class B             294         1,964         2,258           25,008           26,846
DWS VIP Equity 500 Index Class A                       (1,325,911)           --    (1,325,911)      20,050,180       20,178,476
DWS VIP Equity 500 Index Class B                           (3,100)           --        (3,100)       1,154,670        1,196,237
DWS VIP Small Cap Index Class A                          (925,815)           --      (925,815)       9,758,389        8,809,539
DWS VIP Small Cap Index Class B                           (31,662)           --       (31,662)       1,059,671        1,011,965
Fidelity VIP Contrafund Service Class                  (5,563,532)       93,919    (5,469,613)      36,745,973       31,410,066
Fidelity VIP Contrafund Service Class 2                  (174,068)       15,390      (158,678)       5,014,455        4,882,527
Fidelity VIP Growth Service Class                      (2,736,905)      189,368    (2,547,537)      14,733,419       11,726,575
Fidelity VIP Growth Service Class 2                       (14,046)       13,830          (216)         884,496          847,203
Fidelity VIP Mid Cap Service Class 2                       17,255         8,856        26,111          665,205          663,673
FTVIPT Franklin Income Securities Class 2                 (14,028)           --       (14,028)         116,090          198,670
FTVIPT Mutual Shares Securities Class 2                   (19,086)           --       (19,086)         153,409          140,248
FTVIPT Templeton Global Bond Securities Class 2            88,983        12,921       101,904          497,640          611,912
Invesco V.I. Core Equity Series I                             633            --           633            2,971            3,417
Invesco V.I. International Growth Series I                 25,024            --        25,024          (21,086)           4,524
Janus Aspen Series Worldwide Institutional Class              644            --           644           23,503           23,946
LVIP Baron Growth Opportunities Service Class           1,743,905            --     1,743,905       29,199,100       29,649,650
LVIP Capital Growth Service Class                            (178)           --          (178)           1,867            1,588
LVIP Cohen & Steers Global Real Estate Standard
   Class                                                  (12,416)           --       (12,416)       1,123,288        1,044,257
LVIP Cohen & Steers Global Real Estate Service
   Class                                                   25,408            --        25,408          369,436          369,931
LVIP Columbia Value Opportunities Service Class            (7,904)           --        (7,904)          43,536           33,687
LVIP Delaware Bond Standard Class                       4,395,666     7,066,327    11,461,993        5,733,221       25,628,238
LVIP Delaware Bond Service Class                           64,881       415,820       480,701          350,210        1,295,430
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                      (2,079,120)           --    (2,079,120)      14,592,234       14,818,987
LVIP Delaware Foundation Aggressive Allocation
   Service Class                                          (24,610)           --       (24,610)         265,817          282,165
LVIP Delaware Foundation Conservative Allocation
   Standard Class                                      (3,435,129)           --    (3,435,129)      27,242,666       25,779,582
LVIP Delaware Foundation Conservative Allocation
   Service Class                                          (19,996)           --       (19,996)         345,126          349,630

See accompanying notes.

                                                                            MORTALITY
                                                               DIVIDENDS       AND
                                                                 FROM        EXPENSE          NET
                                                              INVESTMENT    GUARANTEE      INVESTMENT
SUBACCOUNT                                                      INCOME       CHARGES     INCOME (LOSS)
------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Moderate Allocation Standard Class   $   27,381   $    (7,789)   $    19,592
LVIP Delaware Foundation Moderate Allocation Service Class         7,326        (1,763)         5,563
LVIP Delaware Growth and Income Standard Class                 9,089,607    (9,832,107)      (742,500)
LVIP Delaware Growth and Income Service Class                     21,434       (32,823)       (11,389)
LVIP Delaware Social Awareness Standard Class                  3,055,912    (5,241,592)    (2,185,680)
LVIP Delaware Social Awareness Service Class                      24,635       (87,060)       (62,425)
LVIP Delaware Special Opportunities Standard Class             3,154,352    (4,316,734)    (1,162,382)
LVIP Delaware Special Opportunities Service Class                 72,576      (171,707)       (99,131)
LVIP Global Income Standard Class                                130,362       (39,225)        91,137
LVIP Global Income Service Class                                  43,622       (14,507)        29,115
LVIP Janus Capital Appreciation Standard Class                 2,048,921    (2,848,266)      (799,345)
LVIP Janus Capital Appreciation Service Class                      7,082       (13,599)        (6,517)
LVIP MFS International Growth Service Class                        2,295        (4,726)        (2,431)
LVIP MFS Value Service Class                                      17,459       (15,451)         2,008
LVIP Mid-Cap Value Service Class                                      17        (2,739)        (2,722)
LVIP Mondrian International Value Standard Class               9,278,370    (2,870,875)     6,407,495
LVIP Mondrian International Value Service Class                  407,886      (124,759)       283,127
LVIP Money Market Standard Class                                  47,262    (1,022,490)      (975,228)
LVIP Money Market Service Class                                    2,951       (69,774)       (66,823)
LVIP SSgA Bond Index Standard Class                               83,383       (35,751)        47,632
LVIP SSgA Bond Index Service Class                                16,088        (8,581)         7,507
LVIP SSgA Developed International 150 Service Class                  545          (581)           (36)
LVIP SSgA Emerging Markets 100 Standard Class                    305,770      (216,056)        89,714
LVIP SSgA Emerging Markets 100 Service Class                      24,855       (19,729)         5,126
LVIP SSgA Global Tactical Allocation Standard Class              128,582      (124,894)         3,688
LVIP SSgA Global Tactical Allocation Service Class               110,699      (128,763)       (18,064)
LVIP SSgA International Index Standard Class                      18,752       (10,320)         8,432
LVIP SSgA International Index Service Class                        4,767        (3,284)         1,483
LVIP SSgA Large Cap 100 Service Class                              1,392        (1,094)           298
LVIP SSgA S&P 500 Index Standard Class                           123,925      (108,627)        15,298
LVIP SSgA S&P 500 Index Service Class                             14,565       (13,263)         1,302
LVIP SSgA Small-Cap Index Standard Class                          31,498       (56,154)       (24,656)
LVIP SSgA Small-Cap Index Service Class                            6,409       (18,923)       (12,514)
LVIP SSgA Small-Mid Cap 200 Service Class                          7,923        (5,224)         2,699
LVIP T. Rowe Price Growth Stock Service Class                         --        (3,876)        (3,876)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class           --    (1,465,720)    (1,465,720)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class            --       (38,755)       (38,755)
LVIP Templeton Growth Service Class                                4,420        (2,942)         1,478
LVIP Turner Mid-Cap Growth Service Class                              --        (2,221)        (2,221)
LVIP Wells Fargo Intrinsic Value Standard Class                3,134,075    (3,241,337)      (107,262)
LVIP Wells Fargo Intrinsic Value Service Class                    43,425       (54,317)       (10,892)
LVIP Wilshire 2010 Profile Standard Class                         49,494       (45,681)         3,813
LVIP Wilshire 2010 Profile Service Class                          11,157       (11,495)          (338)
LVIP Wilshire 2020 Profile Standard Class                         90,546       (95,224)        (4,678)
LVIP Wilshire 2020 Profile Service Class                          35,564       (43,234)        (7,670)
LVIP Wilshire 2030 Profile Standard Class                         36,803       (41,404)        (4,601)
LVIP Wilshire 2030 Profile Service Class                          27,809       (38,784)       (10,975)
LVIP Wilshire 2040 Profile Standard Class                         12,788       (14,721)        (1,933)
LVIP Wilshire 2040 Profile Service Class                          26,180       (39,060)       (12,880)
LVIP Wilshire Conservative Profile Standard Class                914,364      (265,972)       648,392
LVIP Wilshire Conservative Profile Service Class                 489,469      (143,751)       345,718
LVIP Wilshire Moderate Profile Standard Class                  1,259,488      (435,624)       823,864
LVIP Wilshire Moderate Profile Service Class                     991,054      (381,953)       609,101
LVIP Wilshire Moderately Aggressive Profile Standard Class       808,327      (289,985)       518,342
LVIP Wilshire Moderately Aggressive Profile Service Class        822,430      (319,542)       502,888
MFS VIT Core Equity Initial Class                                     84           (77)             7
MFS VIT Total Return Initial Class                                56,664       (21,787)        34,877

                                                                                                        NET CHANGE
                                                                                                            IN
                                                                                                         UNREALIZED
                                                                             DIVIDENDS     TOTAL NET   APPRECIATION   NET INCREASE
                                                              NET REALIZED    FROM NET     REALIZED         OR         (DECREASE)
                                                               GAIN (LOSS)    REALIZED    GAIN (LOSS)  DEPRECIATION   IN NET ASSETS
                                                                   ON         GAIN ON         ON            ON       RESULTING FROM
                                                               INVESTMENTS  INVESTMENTS   INVESTMENTS   INVESTMENTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Foundation Moderate Allocation Standard Class   $      3,159      $ --     $      3,159  $     68,943   $     91,694
LVIP Delaware Foundation Moderate Allocation Service Class             193        --              193        20,175         25,931
LVIP Delaware Growth and Income Standard Class                 (22,864,432)       --      (22,864,432)  132,947,779    109,340,847
LVIP Delaware Growth and Income Service Class                      (45,170)       --          (45,170)      432,515        375,956
LVIP Delaware Social Awareness Standard Class                   (3,445,723)       --       (3,445,723)   57,096,688     51,465,285
LVIP Delaware Social Awareness Service Class                       (57,770)       --          (57,770)    1,008,711        888,516
LVIP Delaware Special Opportunities Standard Class               4,641,721        --        4,641,721   109,108,809    112,588,148
LVIP Delaware Special Opportunities Service Class                  (66,979)       --          (66,979)    4,708,137      4,542,027
LVIP Global Income Standard Class                                   28,342        --           28,342       162,682        282,161
LVIP Global Income Service Class                                     9,051        --            9,051        57,632         95,798
LVIP Janus Capital Appreciation Standard Class                  (1,386,115)       --       (1,386,115)   29,857,113     27,671,653
LVIP Janus Capital Appreciation Service Class                       17,940        --           17,940       122,483        133,906
LVIP MFS International Growth Service Class                          4,002        --            4,002        44,846         46,417
LVIP MFS Value Service Class                                         7,979        --            7,979       166,396        176,383
LVIP Mid-Cap Value Service Class                                     2,849        --            2,849        43,148         43,275
LVIP Mondrian International Value Standard Class                 2,928,098        --        2,928,098    (7,158,523)     2,177,070
LVIP Mondrian International Value Service Class                   (201,554)       --         (201,554)      106,044        187,617
LVIP Money Market Standard Class                                        --       395              395            --       (974,833)
LVIP Money Market Service Class                                         --        30               30            --        (66,793)
LVIP SSgA Bond Index Standard Class                                 39,854        --           39,854        46,401        133,887
LVIP SSgA Bond Index Service Class                                   7,484        --            7,484        10,439         25,430
LVIP SSgA Developed International 150 Service Class                    210        --              210         4,368          4,542
LVIP SSgA Emerging Markets 100 Standard Class                      735,445        --          735,445     4,281,583      5,106,742
LVIP SSgA Emerging Markets 100 Service Class                        46,016        --           46,016       472,121        523,263
LVIP SSgA Global Tactical Allocation Standard Class               (451,747)       --         (451,747)    1,316,940        868,881
LVIP SSgA Global Tactical Allocation Service Class                 (53,293)       --          (53,293)    1,095,628      1,024,271
LVIP SSgA International Index Standard Class                         1,095        --            1,095        55,482         65,009
LVIP SSgA International Index Service Class                          1,669        --            1,669        19,095         22,247
LVIP SSgA Large Cap 100 Service Class                                4,075        --            4,075         7,553         11,926
LVIP SSgA S&P 500 Index Standard Class                             298,893        --          298,893     1,019,526      1,333,717
LVIP SSgA S&P 500 Index Service Class                               30,736        --           30,736       161,557        193,595
LVIP SSgA Small-Cap Index Standard Class                            (6,862)       --           (6,862)    1,066,003      1,034,485
LVIP SSgA Small-Cap Index Service Class                             44,905        --           44,905       427,219        459,610
LVIP SSgA Small-Mid Cap 200 Service Class                           39,666        --           39,666        66,066        108,431
LVIP T. Rowe Price Growth Stock Service Class                       23,418        --           23,418        37,447         56,989
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class     (2,185,217)       --       (2,185,217)   39,537,436     35,886,499
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class          33,615        --           33,615       994,324        989,184
LVIP Templeton Growth Service Class                                 (2,289)       --           (2,289)       15,352         14,541
LVIP Turner Mid-Cap Growth Service Class                            (8,351)       --           (8,351)       67,411         56,839
LVIP Wells Fargo Intrinsic Value Standard Class                (11,643,932)       --      (11,643,932)   62,081,586     50,330,392
LVIP Wells Fargo Intrinsic Value Service Class                    (118,634)       --         (118,634)      984,384        854,858
LVIP Wilshire 2010 Profile Standard Class                          105,946        --          105,946       339,457        449,216
LVIP Wilshire 2010 Profile Service Class                            22,545        --           22,545        98,205        120,412
LVIP Wilshire 2020 Profile Standard Class                           75,753        --           75,753       911,356        982,431
LVIP Wilshire 2020 Profile Service Class                            22,885        --           22,885       468,982        484,197
LVIP Wilshire 2030 Profile Standard Class                           35,145        --           35,145       440,607        471,151
LVIP Wilshire 2030 Profile Service Class                            13,678        --           13,678       467,682        470,385
LVIP Wilshire 2040 Profile Standard Class                            8,039        --            8,039       169,673        175,779
LVIP Wilshire 2040 Profile Service Class                            24,569        --           24,569       531,853        543,542
LVIP Wilshire Conservative Profile Standard Class                  201,213        --          201,213     1,448,845      2,298,450
LVIP Wilshire Conservative Profile Service Class                   147,408        --          147,408       723,428      1,216,554
LVIP Wilshire Moderate Profile Standard Class                      (63,804)       --          (63,804)    3,626,653      4,386,713
LVIP Wilshire Moderate Profile Service Class                        85,801        --           85,801     2,989,212      3,684,114
LVIP Wilshire Moderately Aggressive Profile Standard Class        (321,986)       --         (321,986)    3,058,667      3,255,023
LVIP Wilshire Moderately Aggressive Profile Service Class         (124,049)       --         (124,049)    3,131,457      3,510,296
MFS VIT Core Equity Initial Class                                       (5)       --               (5)        1,179          1,181
MFS VIT Total Return Initial Class                                 (54,660)       --          (54,660)      163,831        144,048

See accompanying notes.

                                                 DIVIDENDS
                                                   FROM        MORTALITY AND          NET
                                                INVESTMENT        EXPENSE          INVESTMENT
SUBACCOUNT                                        INCOME     GUARANTEE CHARGES   INCOME (LOSS)
----------------------------------------------------------------------------------------------
MFS VIT Utilities Initial Class                 $5,670,395      $(1,756,324)      $ 3,914,071
MFS VIT Utilities Service Class                    607,213         (209,735)          397,478
NB AMT Mid-Cap Growth I Class                           --       (1,122,827)       (1,122,827)
NB AMT Partners I Class                                400             (296)              104
NB AMT Regency I Class                               1,906           (3,441)           (1,535)
PIMCO VIT Commodity Real Return Advisor Class       13,532           (1,022)           12,510
Putnam VT Global Health Care Class IB                1,715             (953)              762
WFVT Advantage Intrinsic Value Class 2                 929           (1,469)             (540)
WFVT Advantage Large Company Growth Class 2            907             (894)               13
WFVT Advantage Omega Growth Class 2                     --             (536)             (536)
WFVT Advantage Small Cap Growth Class 2                 --           (5,012)           (5,012)

                                                                   DIVIDENDS                        NET CHANGE       NET INCREASE
                                                                     FROM            TOTAL        IN UNREALIZED       (DECREASE)
                                                 NET REALIZED    NET REALIZED    NET REALIZED    APPRECIATION OR    IN NET ASSETS
                                                  GAIN (LOSS)       GAIN ON       GAIN (LOSS)      DEPRECIATION       RESULTING
SUBACCOUNT                                      ON INVESTMENTS    INVESTMENTS   ON INVESTMENTS    ON INVESTMENTS   FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Initial Class                   $(3,608,691)      $   --        $(3,608,691)     $19,876,525       $20,181,905
MFS VIT Utilities Service Class                       (74,131)          --            (74,131)       2,341,862         2,665,209
NB AMT Mid-Cap Growth I Class                        (432,239)          --           (432,239)      29,665,258        28,110,192
NB AMT Partners I Class                                   (68)          --                (68)           9,272             9,308
NB AMT Regency I Class                                 (7,497)          --             (7,497)          68,853            59,821
PIMCO VIT Commodity Real Return Advisor Class            (562)       2,084              1,522            9,687            23,719
Putnam VT Global Health Care Class IB                   1,045           --              1,045             (143)            1,664
WFVT Advantage Intrinsic Value Class 2                 (3,080)          --             (3,080)          17,918            14,298
WFVT Advantage Large Company Growth Class 2             8,103           --              8,103          (18,200)          (10,084)
WFVT Advantage Omega Growth Class 2                       611           --                611           20,560            20,635
WFVT Advantage Small Cap Growth Class 2               (18,814)          --            (18,814)         113,384            89,558

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2010

                                       ABVPSF
                                       GLOBAL        ABVPSF         ABVPSF        ABVPSF
                                      THEMATIC     GROWTH AND   INTERNATIONAL    SMALL/MID
                                       GROWTH        INCOME         VALUE        CAP VALUE
                                      CLASS B       CLASS B        CLASS B        CLASS A
                                     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009          $20,580,155   $27,572,040     $ 175,446      $ 529,220
Changes From Operations:
   - Net investment income (loss)      (280,801)      707,156          (293)          (352)
   - Net realized gain (loss) on
        investments                    (990,122)   (3,152,119)      (58,620)       (64,653)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                  12,768,760     7,297,742       132,795        286,261
                                    -----------   -----------     ---------      ---------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                        11,497,837     4,852,779        73,882        221,256
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases               2,202,601     2,433,434        41,563        125,381
   - Contract withdrawals &
        transfers to annuity
        reserves                     (2,697,176)   (3,170,998)       (5,328)       (38,708)
   - Contract transfers               4,637,813    (1,332,160)      (84,347)       (36,499)
                                    -----------   -----------     ---------      ---------
                                      4,143,238    (2,069,724)      (48,112)        50,174
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                     (20,735)       11,668            --             --
   - Annuity Payments                    (5,366)       (7,660)           --           (147)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          461           180            --             --
                                    -----------   -----------     ---------      ---------
                                        (25,640)        4,188            --           (147)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       4,117,598    (2,065,536)      (48,112)        50,027
                                    -----------   -----------     ---------      ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            15,615,435     2,787,243        25,770        271,283
                                    -----------   -----------     ---------      ---------
NET ASSETS AT DECEMBER 31, 2009      36,195,590    30,359,283       201,216        800,503
Changes From Operations:
   - Net investment income (loss)       314,887      (296,577)        3,270         (6,854)
   - Net realized gain (loss) on
        investments                     299,159    (1,933,600)      (18,827)        11,674
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                   4,252,299     5,480,518        20,823        193,279
                                    -----------   -----------     ---------      ---------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         4,866,345     3,250,341         5,266        198,099
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases               2,177,978     2,042,219         2,169         40,505
   - Contract withdrawals &
        transfers to annuity
        reserves                     (3,510,576)   (3,252,761)      (10,782)       (65,762)
   - Contract transfers              (6,008,738)   (1,618,172)       24,096          7,842
                                    -----------   -----------     ---------      ---------
                                     (7,341,336)   (2,828,714)       15,483        (17,415)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --         1,619            --             --
   - Annuity Payments                    (5,679)       (6,161)           --           (206)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          700          (368)           --             --
                                    -----------   -----------     ---------      ---------
                                         (4,979)       (4,910)           --           (206)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                      (7,346,315)   (2,833,624)       15,483        (17,621)
                                    -----------   -----------     ---------      ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            (2,479,970)      416,717        20,749        180,478
                                    -----------   -----------     ---------      ---------
NET ASSETS AT DECEMBER 31, 2010     $33,715,620   $30,776,000     $ 221,965      $ 980,981
                                    ===========   ===========     =========      =========

                                      AMERICAN     AMERICAN
                                     CENTURY VP   CENTURY VP     AMERICAN      AMERICAN      AMERICAN       AMERICAN
                                     INFLATION    INFLATION     CENTURY VP   FUNDS GLOBAL      FUNDS         FUNDS
                                     PROTECTION   PROTECTION  INTERNATIONAL     GROWTH        GROWTH     GROWTH-INCOME
                                      CLASS I      CLASS II      CLASS I        CLASS 2       CLASS 2       CLASS 2
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009          $        --  $ 3,921,371     $11,976     $ 65,787,912  $449,337,819   $144,182,314
Changes From Operations:
   - Net investment income (loss)        42,435       36,820         174          359,200    (1,732,952)     1,064,292
   - Net realized gain (loss) on
        investments                       2,340       (8,936)        (12)      (3,272,011)  (19,805,078)    (4,753,254)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     113,460      413,661       5,350       29,022,609   186,930,797     48,367,369
                                    -----------  -----------     -------     ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           158,235      441,545       5,512       26,109,798   165,392,767     44,678,407
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 172,766    1,624,097       1,891        7,606,170    45,813,990     19,313,201
   - Contract withdrawals &
        transfers to annuity
        reserves                       (108,599)    (533,055)         --       (7,431,146)  (54,592,319)   (17,877,364)
   - Contract transfers               6,963,666    1,581,354       7,839        2,705,863    (5,396,942)     9,018,081
                                    -----------  -----------     -------     ------------  ------------   ------------
                                      7,027,833    2,672,396       9,730        2,880,887   (14,175,271)    10,453,918
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --      116,164          --           91,989        53,738         56,492
   - Annuity Payments                   113,122     (125,056)         --          (44,915)     (492,477)      (208,384)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --          243          --            1,520         2,674           (183)
                                    -----------  -----------     -------     ------------  ------------   ------------
                                        113,122       (8,649)         --           48,594      (436,065)      (152,075)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       7,140,955    2,663,747       9,730        2,929,481   (14,611,336)    10,301,843
                                    -----------  -----------     -------     ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             7,299,190    3,105,292      15,242       29,039,279   150,781,431     54,980,250
                                    -----------  -----------     -------     ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2009       7,299,190    7,026,663      27,218       94,827,191   600,119,250    199,162,564
Changes From Operations:
   - Net investment income (loss)        87,025       39,592         313          406,585    (1,771,509)       909,272
   - Net realized gain (loss) on
        investments                      45,063       44,111         382         (833,580)   (7,910,575)    (3,002,905)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     273,477      211,001       1,707        9,480,041   107,898,462     21,892,036
                                    -----------  -----------     -------     ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           405,565      294,704       2,402        9,053,046    98,216,378     19,798,403
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 769,027    2,078,132       1,667        7,716,614    40,696,073     17,412,390
   - Contract withdrawals &
        transfers to annuity
        reserves                     (1,368,116)    (623,297)     (1,982)     (10,369,132)  (67,508,207)   (21,363,678)
   - Contract transfers               8,691,126    1,396,432      (5,943)      (5,595,663)  (20,672,377)    (1,168,340)
                                    -----------  -----------     -------     ------------  ------------   ------------
                                      8,092,037    2,851,267      (6,258)      (8,248,181)  (47,484,511)    (5,119,628)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --      136,462          --          238,724       189,798        203,601
   - Annuity Payments                   121,901     (145,414)         --          (70,524)     (603,921)      (250,352)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                       (3,799)         215          --           (6,084)       30,070          1,991
                                    -----------  -----------     -------     ------------  ------------   ------------
                                        118,102       (8,737)         --          162,116      (384,053)       (44,760)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       8,210,139    2,842,530      (6,258)      (8,086,065)  (47,868,564)    (5,164,388)
                                    -----------  -----------     -------     ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             8,615,704    3,137,234      (3,856)         966,981    50,347,814     14,634,015
                                    -----------  -----------     -------     ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2010     $15,914,894  $10,163,897     $23,362     $ 95,794,172  $650,467,064   $213,796,579
                                    ===========  ===========     =======     ============  ============   ============

                                                    BLACKROCK    BLACKROCK
                                       AMERICAN       GLOBAL      GLOBAL
                                        FUNDS       ALLOCATION  ALLOCATION
                                    INTERNATIONAL      V.I.        V.I.
                                       CLASS 2       CLASS I     CLASS III
                                      SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $226,521,038  $        --  $       --
Changes From Operations:
   - Net investment income (loss)       1,454,292       58,697       8,214
   - Net realized gain (loss) on
        investments                    (6,281,541)          82       1,782
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    94,603,107      177,861      26,546
                                     ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          89,775,858      236,640      36,542
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                23,992,645      287,048     254,434
   - Contract withdrawals &
        transfers to annuity
        reserves                      (28,777,489)    (159,311)    (28,750)
   - Contract transfers                  (886,141)   5,606,696     625,475
                                     ------------  -----------  ----------
                                       (5,670,985)   5,734,433     851,159
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        66,097           --     129,569
   - Annuity Payments                    (230,833)     126,853    (129,829)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           (680)          --         260
                                     ------------  -----------  ----------
                                         (165,416)     126,853          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        (5,836,401)   5,861,286     851,159
                                     ------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              83,939,457    6,097,926     887,701
                                     ------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2009       310,460,495    6,097,926     887,701
Changes From Operations:
   - Net investment income (loss)       2,938,095       85,527      23,723
   - Net realized gain (loss) on
        investments                      (579,864)     121,186      36,538
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    14,537,074    1,234,344     324,034
                                     ------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          16,895,305    1,441,057     384,295
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                22,418,139    1,583,344   2,358,858
   - Contract withdrawals &
        transfers to annuity
        reserves                      (32,203,195)  (1,659,656)   (334,635)
   - Contract transfers               (13,305,074)  11,623,582   2,125,958
                                     ------------  -----------  ----------
                                      (23,090,130)  11,547,270   4,150,181
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        62,336           --      54,611
   - Annuity Payments                    (227,575)      39,824     (54,611)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          5,556          459          --
                                     ------------  -----------  ----------
                                         (159,683)      40,283          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       (23,249,813)  11,587,553   4,150,181
                                     ------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              (6,354,508)  13,028,610   4,534,476
                                     ------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2010      $304,105,987  $19,126,536  $5,422,177
                                     ============  ===========  ==========

See accompanying notes.

                                                                    DELAWARE
                                                                       VIP
                                     DELAWARE VIP    DELAWARE VIP   EMERGING
                                      DIVERSIFIED    DIVERSIFIED     MARKETS    DELAWARE VIP
                                        INCOME          INCOME       SERVICE     HIGH YIELD
                                    STANDARD CLASS  SERVICE CLASS     CLASS    STANDARD CLASS
                                      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $142,537,849    $24,320,615   $1,942,841    $14,787,002
Changes From Operations:
   - Net investment income (loss)       7,530,213      1,324,259       (4,242)     1,490,681
   - Net realized gain (loss) on
        investments                       (87,232)        10,027     (195,149)      (322,817)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    27,414,967      5,581,688    1,659,511      8,682,732
                                     ------------    -----------   ----------    -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          34,857,948      6,915,974    1,460,120      9,850,596
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 7,607,993      8,975,098      122,260      1,202,640
   - Contract withdrawals &
        transfers to annuity
        reserves                      (21,052,584)    (3,361,808)    (163,668)    (3,022,945)
   - Contract transfers                 8,864,787      1,754,698     (276,723)    12,059,951
                                     ------------    -----------   ----------    -----------
                                       (4,579,804)     7,367,988     (318,131)    10,239,646
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                       166,973             --           --        146,792
   - Annuity Payments                    (221,602)       (11,296)      (1,306)       (19,230)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         (1,279)        (3,071)           3          1,274
                                     ------------    -----------   ----------    -----------
                                          (55,908)       (14,367)      (1,303)       128,836
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        (4,635,712)     7,353,621     (319,434)    10,368,482
                                     ------------    -----------   ----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              30,222,236     14,269,595    1,140,686     20,219,078
                                     ------------    -----------   ----------    -----------
NET ASSETS AT DECEMBER 31, 2009       172,760,085     38,590,210    3,083,527     35,006,080
Changes From Operations:
   - Net investment income (loss)       6,650,869      1,466,354      (14,831)     2,336,205
   - Net realized gain (loss) on
        investments                     2,398,369        492,459      (16,837)       773,151
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     3,054,891        803,076      492,744      1,688,792
                                     ------------    -----------   ----------    -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          12,104,129      2,761,889      461,076      4,798,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 8,149,372      9,606,500      255,284      1,592,831
   - Contract withdrawals &
        transfers to annuity
        reserves                      (22,084,399)    (4,878,274)    (425,752)    (4,793,185)
   - Contract transfers                 9,453,610      3,038,918      (80,770)     1,457,819
                                     ------------    -----------   ----------    -----------
                                       (4,481,417)     7,767,144     (251,238)    (1,742,535)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                       509,185             --           --         24,372
   - Annuity Payments                    (284,215)       (12,629)      (1,704)       (26,208)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                        (19,641)           254           12          1,002
                                     ------------    -----------   ----------    -----------
                                          205,329        (12,375)      (1,692)          (834)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
  TRANSACTIONS                         (4,276,088)     7,754,769     (252,930)    (1,743,369)
                                     ------------    -----------   ----------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               7,828,041     10,516,658      208,146      3,054,779
                                     ------------    -----------   ----------    -----------
NET ASSETS AT DECEMBER 31, 2010      $180,588,126    $49,106,868   $3,291,673    $38,060,859
                                     ============    ===========   ==========    ===========

                                     DELAWARE     DELAWARE VIP
                                        VIP       LIMITED-TERM                                       DELAWARE
                                    HIGH YIELD    DIVERSIFIED       DELAWARE         DELAWARE       VIP SMALL
                                      SERVICE        INCOME         VIP REIT         VIP REIT       CAP VALUE
                                       CLASS     SERVICE CLASS   STANDARD CLASS   SERVICE CLASS   SERVICE CLASS
                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009          $2,104,442     $  285,855     $ 92,800,424     $ 6,689,068     $157,610,949
Changes From Operations:
   - Net investment income (loss)      190,441         19,186        2,920,892         217,369         (541,166)
   - Net realized gain (loss) on
        investments                    (13,386)         4,896      (20,218,312)       (409,533)      (5,891,121)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                  1,152,538         58,029       33,175,870       2,120,181       50,786,510
                                    ----------     ----------     ------------     -----------     ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                        1,329,593         82,111       15,878,450       1,928,017       44,354,223
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases              1,350,059        262,567        5,459,434       2,355,460       14,455,255
   - Contract withdrawals &
        transfers to annuity
        reserves                      (287,585)       (78,970)      (8,633,445)       (651,047)     (18,407,373)
   - Contract transfers                309,828      1,095,417       (8,999,980)       (521,095)      (7,547,936)
                                    ----------     ----------     ------------     -----------     ------------
                                     1,372,302      1,279,014      (12,173,991)      1,183,318      (11,500,054)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --             --          (43,006)             --           74,992
   - Annuity Payments                       --             --          (61,892)             --         (129,583)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --             --            3,231              --          (12,982)
                                    ----------     ----------     ------------     -----------     ------------
                                            --             --         (101,667)             --          (67,573)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                      1,372,302      1,279,014      (12,275,658)      1,183,318      (11,567,627)
                                    ----------     ----------     ------------     -----------     ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            2,701,895      1,361,125        3,602,792       3,111,335       32,786,596
                                    ----------     ----------     ------------     -----------     ------------
NET ASSETS AT DECEMBER 31, 2009      4,806,337      1,646,980       96,403,216       9,800,403      190,397,545
Changes From Operations:
   - Net investment income (loss)      335,415         18,957        1,859,606         176,536       (1,108,097)
   - Net realized gain (loss) on
        investments                     70,997         31,319       (7,212,333)       (291,434)       1,452,734
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    286,509         10,428       29,362,020       2,751,137       55,986,392
                                    ----------     ----------     ------------     -----------     ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          692,921         60,704       24,009,293       2,636,239       56,331,029
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases              1,253,527        703,632        4,970,009       2,106,652       13,291,876
   - Contract withdrawals &
        transfers to annuity
        reserves                      (743,280)      (166,799)     (12,139,193)     (1,018,463)     (24,241,900)
   - Contract transfers               (126,398)       374,038        3,017,105          72,960        5,495,204
                                    ----------     ----------     ------------     -----------     ------------
                                       383,849        910,871       (4,152,079)      1,161,149       (5,454,820)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --             --          (25,193)             --           60,873
   - Annuity Payments                       --             --          (79,036)             --         (135,285)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --             --            4,405              --            6,924
                                    ----------     ----------     ------------     -----------     ------------
                                            --             --          (99,824)             --          (67,488)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        383,849        910,871       (4,251,903)      1,161,149       (5,522,308)
                                    ----------     ----------     ------------     -----------     ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                            1,076,770        971,575       19,757,390       3,797,388       50,808,721
                                    ----------     ----------     ------------     -----------     ------------
NET ASSETS AT DECEMBER 31, 2010     $5,883,107     $2,618,555     $116,160,606     $13,597,791     $241,206,266
                                    ==========     ==========     ============     ===========     ============


                                       DELAWARE         DELAWARE                        DELAWARE
                                       VIP SMID         VIP SMID        DELAWARE       VIP TREND
                                      CAP GROWTH       CAP GROWTH       VIP TREND       SERVICE
                                    STANDARD CLASS   SERVICE CLASS   STANDARD CLASS      CLASS
                                      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $         --      $       --     $ 125,953,263   $ 2,815,728
Changes From Operations:
   - Net investment income (loss)              --              --        (1,442,056)      (39,285)
   - Net realized gain (loss) on
        investments                            --              --        (7,546,824)      (99,383)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                            --              --        71,644,689     1,913,699
                                     ------------      ----------     -------------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                  --              --        62,655,809     1,775,031
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                        --              --         7,381,671     1,280,948
   - Contract withdrawals &
        transfers to annuity
        reserves                               --              --       (15,491,102)     (422,088)
   - Contract transfers                        --              --        (1,776,126)       36,120
                                     ------------      ----------     -------------   -----------
                                               --              --        (9,885,557)      894,980
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                            --              --           (48,102)           --
   - Annuity Payments                          --              --           (79,443)           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                             --              --            (1,868)           --
                                     ------------      ----------     -------------   -----------
                                               --              --          (129,413)           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                --              --       (10,014,970)      894,980
                                     ------------      ----------     -------------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                      --              --        52,640,839     2,670,011
                                     ------------      ----------     -------------   -----------
NET ASSETS AT DECEMBER 31, 2009                --              --       178,594,102     5,485,739
Changes From Operations:
   - Net investment income (loss)        (494,664)        (18,371)       (1,430,033)      (48,249)
   - Net realized gain (loss) on
        investments                       159,890           9,138        19,815,085       785,277
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    27,059,639         993,015        15,010,107       414,913
                                     ------------      ----------     -------------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          26,724,865         983,782        33,395,159     1,151,941
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 1,549,898         277,449         5,485,591     1,062,560
   - Contract withdrawals &
        transfers to annuity
        reserves                       (5,056,018)       (162,037)      (15,436,560)     (511,717)
   - Contract transfers               202,751,202       7,647,922      (201,219,586)   (7,188,523)
                                     ------------      ----------     -------------   -----------
                                      199,245,082       7,763,334      (211,170,555)   (6,637,680)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                            --              --           (22,372)           --
   - Annuity Payments                     726,100              --          (796,334)           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          2,016              --                --            --
                                     ------------      ----------     -------------   -----------
                                          728,116              --          (818,706)           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       199,973,198       7,763,334      (211,989,261)   (6,637,680)
                                     ------------      ----------     -------------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             226,698,063       8,747,116      (178,594,102)   (5,485,739)
                                     ------------      ----------     -------------   -----------
NET ASSETS AT DECEMBER 31, 2010      $226,698,063      $8,747,116     $          --   $        --
                                     ============      ==========     =============   ===========

See accompanying notes.

                                                                                    DWS VIP
                                                                                  ALTERNATIVE
                                       DELAWARE                                      ASSET
                                       VIP U.S.       DELAWARE        DELAWARE     ALLOCATION
                                        GROWTH        VIP VALUE      VIP VALUE        PLUS
                                    SERVICE CLASS  STANDARD CLASS  SERVICE CLASS    CLASS A
                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009             $49,685      $106,993,770    $ 5,944,197   $       --
Changes From Operations:
   - Net investment income (loss)         (679)        2,346,795        122,802       (1,689)
   - Net realized gain (loss) on
        investments                     (6,242)       (6,181,978)      (127,885)       2,293
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     28,182        19,670,793      1,262,225       27,357
                                       -------      ------------    -----------   ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           21,261        15,835,610      1,257,142       27,961
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                     --         6,096,860      2,395,734       43,078
   - Contract withdrawals &
        transfers to annuity
        reserves                        (1,509)      (11,091,629)      (600,362)      (6,784)
   - Contract transfers                  3,129        (7,497,743)      (286,850)     539,198
                                       -------      ------------    -----------   ----------
                                         1,620       (12,492,512)     1,508,522      575,492
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --            (6,657)            --           --
   - Annuity Payments                       --          (127,844)            --           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --             8,850             --           --
                                       -------      ------------    -----------   ----------
                                            --          (125,651)            --           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          1,620       (12,618,163)     1,508,522      575,492
                                       -------      ------------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               22,881         3,217,447      2,765,664      603,453
                                       -------      ------------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2009         72,566       110,211,217      8,709,861      603,453
Changes From Operations:
   - Net investment income (loss)         (839)        1,578,327        105,500        1,048
   - Net realized gain (loss) on
        investments                       (101)       (2,342,864)      (126,171)      17,046
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      9,449        15,437,366      1,356,088      135,523
                                       -------      ------------    -----------   ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            8,509        14,672,829      1,335,417      153,617
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                     43         5,080,936      2,075,503      197,501
   - Contract withdrawals &
        transfers to annuity
        reserves                        (4,962)      (10,957,798)    (1,148,538)    (139,085)
   - Contract transfers                     79        (4,569,132)       (13,810)   1,289,705
                                       -------      ------------    -----------   ----------
                                        (4,840)      (10,445,994)       913,155    1,348,121
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --            87,960             --           --
   - Annuity Payments                       --          (140,570)            --           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --            12,229             --           --
                                       -------      ------------    -----------   ----------
                                            --           (40,381)            --           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         (4,840)      (10,486,375)       913,155    1,348,121
                                       -------      ------------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                3,669         4,186,454      2,248,572    1,501,738
                                       -------      ------------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2010        $76,235      $114,397,671    $10,958,433   $2,105,191
                                       =======      ============    ===========   ==========

                                      DWS VIP
                                    ALTERNATIVE
                                       ASSET        DWS VIP      DWS VIP      DWS VIP      DWS VIP
                                     ALLOCATION   EQUITY 500    EQUITY 500   SMALL CAP    SMALL CAP
                                        PLUS         INDEX        INDEX        INDEX        INDEX
                                      CLASS B       CLASS A      CLASS B      CLASS A      CLASS B
                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $     --    $142,183,699  $ 3,951,822  $33,822,875  $2,357,832
Changes From Operations:
   - Net investment income (loss)        (156)      2,596,874       73,414      260,022      13,073
   - Net realized gain (loss) on
        investments                       959      (4,797,505)     (29,735)    (330,915)    104,774
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     1,582      35,230,485    1,383,127    7,856,168     640,961
                                     --------    ------------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           2,385      33,029,854    1,426,806    7,785,275     758,808
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                32,981       8,815,251    2,306,456    1,942,098     976,624
   - Contract withdrawals &
        transfers to annuity
        reserves                       (1,610)    (14,736,334)    (411,982)  (3,890,019)   (214,141)
   - Contract transfers                43,185      (6,529,656)    (130,619)  (1,421,116)   (131,853)
                                     --------    ------------  -----------  -----------  ----------
                                       74,556     (12,450,739)   1,763,855   (3,369,037)    630,630
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        --          55,040           --       (8,084)         --
   - Annuity Payments                      --        (209,030)          --      (26,406)         --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         --           7,385           --        2,228          --
                                     --------    ------------  -----------  -----------  ----------
                                           --        (146,605)          --      (32,262)         --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        74,556     (12,597,344)   1,763,855   (3,401,299)    630,630
                                     --------    ------------  -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              76,941      20,432,510    3,190,661    4,383,976   1,389,438
                                     --------    ------------  -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2009        76,941     162,616,209    7,142,483   38,206,851   3,747,270
Changes From Operations:
   - Net investment income (loss)        (420)      1,454,207       44,667      (23,035)    (16,044)
   - Net realized gain (loss) on
        investments                     2,258      (1,325,911)      (3,100)    (925,815)    (31,662)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    25,008      20,050,180    1,154,670    9,758,389   1,059,671
                                     --------    ------------  -----------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          26,846      20,178,476    1,196,237    8,809,539   1,011,965
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases               265,497       7,569,073    2,654,739    1,620,404     924,458
   - Contract withdrawals &
        transfers to annuity
        reserves                      (54,079)    (16,517,420)    (472,364)  (4,787,231)   (385,632)
   - Contract transfers                77,186      (7,187,214)     (79,563)      24,635       8,966
                                     --------    ------------  -----------  -----------  ----------
                                      288,604     (16,135,561)   2,102,812   (3,142,192)    547,792
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        --         (21,084)          --       35,999          --
   - Annuity Payments                      --        (230,418)          --      (37,206)         --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         --           5,495           --        2,821          --
                                     --------    ------------  -----------  -----------  ----------
                                           --        (246,007)          --        1,614          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       288,604     (16,381,568)   2,102,812   (3,140,578)    547,792
                                     --------    ------------  -----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             315,450       3,796,908    3,299,049    5,668,961   1,559,757
                                     --------    ------------  -----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2010      $392,391    $166,413,117  $10,441,532  $43,875,812  $5,307,027
                                     ========    ============  ===========  ===========  ==========



                                                   FIDELITY VIP                 FIDELITY VIP
                                     FIDELITY VIP   CONTRAFUND    FIDELITY VIP     GROWTH
                                      CONTRAFUND      SERVICE        GROWTH        SERVICE
                                    SERVICE CLASS     CLASS 2    SERVICE CLASS     CLASS 2
                                      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009          $169,865,917   $16,288,383   $50,262,461     $2,015,447
Changes From Operations:
   - Net investment income (loss)        567,638        62,295      (332,140)       (19,651)
   - Net realized gain (loss) on
        investments                  (11,887,455)     (232,966)   (6,990,886)      (104,724)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                   65,758,304     6,972,775    19,164,621        790,438
                                    ------------   -----------   -----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         54,438,487     6,802,104    11,841,595        666,063
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases               11,188,524     7,452,169     3,163,137      1,101,463
   - Contract withdrawals &
        transfers to annuity
        reserves                     (19,773,860)   (2,080,501)   (5,168,336)      (252,846)
   - Contract transfers               (1,845,964)     (410,657)   (4,978,394)      (218,061)
                                    ------------   -----------   -----------     ----------
                                     (10,431,300)    4,961,011    (6,983,593)       630,556
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                      (85,613)           --       (47,602)            --
   - Annuity Payments                   (206,337)           --       (25,021)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          (934)           --        (3,640)            --
                                    ------------   -----------   -----------     ----------
                                        (292,884)           --       (76,263)            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                      (10,724,184)    4,961,011    (7,059,856)       630,556
                                    ------------   -----------   -----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             43,714,303    11,763,115     4,781,739      1,296,619
                                    ------------   -----------   -----------     ----------
NET ASSETS AT DECEMBER 31, 2009      213,580,220    28,051,498    55,044,200      3,312,066
Changes From Operations:
   - Net investment income (loss)        133,706        26,750      (459,307)       (37,077)
   - Net realized gain (loss) on
        investments                   (5,469,613)     (158,678)   (2,547,537)          (216)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                   36,745,973     5,014,455    14,733,419        884,496
                                    ------------   -----------   -----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         31,410,066     4,882,527    11,726,575        847,203
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases               10,020,118     7,372,686     2,665,513      1,118,996
   - Contract withdrawals &
        transfers to annuity
        reserves                     (23,395,165)   (3,066,618)   (5,817,008)      (422,860)
   - Contract transfers               (6,333,824)     (575,584)     (833,387)       (69,253)
                                    ------------   -----------   -----------     ----------
                                     (19,708,871)    3,730,484    (3,984,882)       626,883
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                      188,025            --       (12,032)            --
   - Annuity Payments                   (259,763)           --       (24,056)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                        11,843            --           952             --
                                    ------------   -----------   -----------     ----------
                                         (59,895)           --       (35,136)            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                      (19,768,766)    3,730,484    (4,020,018)       626,883
                                    ------------   -----------   -----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             11,641,300     8,613,011     7,706,557      1,474,086
                                    ------------   -----------   -----------     ----------
NET ASSETS AT DECEMBER 31, 2010     $225,221,520   $36,664,509   $62,750,757     $4,786,152
                                    ============   ===========   ===========     ==========

See accompanying notes.

                                                    FTVIPT      FTVIPT       FTVIPT
                                    FIDELITY VIP   FRANKLIN     MUTUAL     TEMPLETON
                                       MID CAP      INCOME      SHARES    GLOBAL BOND
                                       SERVICE    SECURITIES  SECURITIES   SECURITIES
                                       CLASS 2      CLASS 2     CLASS 2     CLASS 2
                                     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $1,707,223   $1,490,914  $1,144,099  $3,844,918
Changes From Operations:
   - Net investment income (loss)       (14,028)     129,754       8,012     538,103
   - Net realized gain (loss) on
        investments                    (152,089)    (191,376)   (195,323)     46,374
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     860,117      562,653     504,751     119,942
                                     ----------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           694,000      501,031     317,440     704,419
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 246,777      223,094     386,997     371,038
   - Contract withdrawals &
        transfers to annuity
        reserves                       (221,117)    (155,647)    (78,467)   (912,962)
   - Contract transfers                (102,471)    (387,841)   (456,934)    889,361
                                     ----------   ----------  ----------  ----------
                                        (76,811)    (320,394)   (148,404)    347,437
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --           --          --          --
   - Annuity Payments                        --           --          --          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --           --          --          --
                                     ----------   ----------  ----------  ----------
                                             --           --          --          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         (76,811)    (320,394)   (148,404)    347,437
                                     ----------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               617,189      180,637     169,036   1,051,856
                                     ----------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2009       2,324,412    1,671,551   1,313,135   4,896,774
Changes From Operations:
   - Net investment income (loss)       (27,643)      96,608       5,925      12,368
   - Net realized gain (loss) on
        investments                      26,111      (14,028)    (19,086)    101,904
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     665,205      116,090     153,409     497,640
                                     ----------   ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           663,673      198,670     140,248     611,912
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 161,202      139,725     223,900      15,324
   - Contract withdrawals &
        transfers to annuity
        reserves                       (154,618)    (138,812)   (111,519)   (356,213)
   - Contract transfers                 207,135      104,381      29,075    (109,808)
                                     ----------   ----------  ----------  ----------
                                        213,719      105,294     141,456    (450,697)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --           --          --          --
   - Annuity Payments                        --           --          --          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --           --          --          --
                                     ----------   ----------  ----------  ----------
                                             --           --          --          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         213,719      105,294     141,456    (450,697)
                                     ----------   ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               877,392      303,964     281,704     161,215
                                     ----------   ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2010      $3,201,804   $1,975,515  $1,594,839  $5,057,989
                                     ==========   ==========  ==========  ==========

                                                                  JANUS ASPEN
                                                   INVESCO V.I.      SERIES       LVIP BARON
                                    INVESCO V.I.  INTERNATIONAL    WORLDWIDE        GROWTH      LVIP CAPITAL
                                     CORE EQUITY      GROWTH     INSTITUTIONAL  OPPORTUNITIES     GROWTH
                                      SERIES I       SERIES I        CLASS      SERVICE CLASS  SERVICE CLASS
                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009            $ 72,080      $139,920       $ 260,587    $ 94,814,740     $ 29,102
Changes From Operations:
   - Net investment income (loss)          146            33           1,022      (1,061,268)        (280)
   - Net realized gain (loss) on
        investments                     (3,758)        7,376         (65,320)     (1,892,248)      (5,824)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     17,310        36,181          97,577      37,113,323       14,969
                                      --------      --------       ---------    ------------     --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           13,698        43,590          33,279      34,159,807        8,865
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                     --            50          20,904      10,086,667        1,619
   - Contract withdrawals &
        transfers to annuity
        reserves                       (22,235)      (12,249)         (9,961)    (11,378,622)        (545)
   - Contract transfers                 (4,761)      (26,158)       (113,703)     (1,766,903)     (28,396)
                                      --------      --------       ---------    ------------     --------
                                       (26,996)      (38,357)       (102,760)     (3,058,858)     (27,322)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --            --              --          21,840           --
   - Annuity Payments                       --            --          (2,376)        (28,835)          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --            --             419           1,047           --
                                      --------      --------       ---------    ------------     --------
                                            --            --          (1,957)         (5,948)          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        (26,996)      (38,357)       (104,717)     (3,064,806)     (27,322)
                                      --------      --------       ---------    ------------     --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              (13,298)        5,233         (71,438)     31,095,001      (18,457)
                                      --------      --------       ---------    ------------     --------
NET ASSETS AT DECEMBER 31, 2009         58,782       145,153         189,149     125,909,741       10,645
Changes From Operations:
   - Net investment income (loss)         (187)          586            (201)     (1,293,355)        (101)
   - Net realized gain (loss) on
        investments                        633        25,024             644       1,743,905         (178)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      2,971       (21,086)         23,503      29,199,100        1,867
                                      --------      --------       ---------    ------------     --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            3,417         4,524          23,946      29,649,650        1,588
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  1,481            81          22,995       9,017,442           --
   - Contract withdrawals &
        transfers to annuity
        reserves                       (11,325)      (28,694)         (4,995)    (15,716,341)      (1,025)
   - Contract transfers                 (4,176)      (65,409)        (40,987)     (3,572,144)          --
                                      --------      --------       ---------    ------------     --------
                                       (14,020)      (94,022)        (22,987)    (10,271,043)      (1,025)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --            --              --          25,351           --
   - Annuity Payments                       --            --          (2,801)        (43,142)          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --            --             608           1,328           --
                                      --------      --------       ---------    ------------     --------
                                            --            --          (2,193)        (16,463)          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        (14,020)      (94,022)        (25,180)    (10,287,506)      (1,025)
                                      --------      --------       ---------    ------------     --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              (10,603)      (89,498)         (1,234)     19,362,144          563
                                      --------      --------       ---------    ------------     --------
NET ASSETS AT DECEMBER 31, 2010       $ 48,179      $ 55,655       $ 187,915    $145,271,885     $ 11,208
                                      ========      ========       =========    ============     ========

                                         LVIP            LVIP           LVIP
                                    COHEN & STEERS  COHEN & STEERS     COLUMBIA        LVIP
                                        GLOBAL          GLOBAL          VALUE         DELAWARE
                                      REAL ESTATE     REAL ESTATE   OPPORTUNITIES       BOND
                                    STANDARD CLASS   SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009            $3,107,333      $  869,931      $118,999      $335,604,648
Changes From Operations:
   - Net investment income (loss)        (38,179)        (14,253)         (967)       10,990,510
   - Net realized gain (loss) on
        investments                     (569,640)        (88,194)       (6,967)          351,465
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    1,882,714         609,272        40,446        44,152,200
                                      ----------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          1,274,895         506,825        32,512        55,494,175
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  251,563         427,910        36,097        15,871,371
   - Contract withdrawals &
        transfers to annuity
        reserves                        (627,128)       (108,843)         (578)      (55,308,089)
   - Contract transfers                1,807,661         173,601        (9,089)        1,377,758
                                      ----------      ----------      --------      ------------
                                       1,432,096         492,668        26,430       (38,058,960)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        2,915              --            --           112,400
   - Annuity Payments                     (2,259)             --            --          (752,741)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                             8              --            --            (3,476)
                                      ----------      ----------      --------      ------------
                                             664              --            --          (643,817)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        1,432,760         492,668        26,430       (38,702,777)
                                      ----------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              2,707,655         999,493        58,942        16,791,398
                                      ----------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2009        5,814,988       1,869,424       177,941       352,396,046
Changes From Operations:
   - Net investment income (loss)        (66,615)        (24,913)       (1,945)        8,433,024
   - Net realized gain (loss) on
        investments                      (12,416)         25,408        (7,904)       11,461,993
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    1,123,288         369,436        43,536         5,733,221
                                      ----------      ----------      --------      ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          1,044,257         369,931        33,687        25,628,238
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  374,816         631,079         1,042        14,145,732
   - Contract withdrawals &
        transfers to annuity
        reserves                        (832,077)       (167,016)      (11,512)      (43,412,142)
   - Contract transfers                1,567,992         253,293       (20,087)          511,742
                                      ----------      ----------      --------      ------------
                                       1,110,731         717,356       (30,557)      (28,754,668)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                       56,643              --            --           315,565
   - Annuity Payments                     (7,474)             --            --          (728,362)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                        (1,785)             --            --           (38,636)
                                      ----------      ----------      --------      ------------
                                          47,384              --            --          (451,433)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        1,158,115         717,356       (30,557)      (29,206,101)
                                      ----------      ----------      --------      ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              2,202,372       1,087,287         3,130        (3,577,863)
                                      ----------      ----------      --------      ------------
NET ASSETS AT DECEMBER 31, 2010       $8,017,360      $2,956,711      $181,071      $348,818,183
                                      ==========      ==========      ========      ============

See accompanying notes.

                                                        LVIP           LVIP            LVIP
                                                      DELAWARE        DELAWARE        DELAWARE
                                         LVIP        FOUNDATION      FOUNDATION     FOUNDATION
                                       DELAWARE      AGGRESSIVE      AGGRESSIVE    CONSERVATIVE
                                        BOND         ALLOCATION      ALLOCATION     ALLOCATION
                                    SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $12,575,978    $130,488,766    $1,495,676     $279,056,184
Changes From Operations:
   - Net investment income (loss)        495,345         844,181        10,664        5,095,659
   - Net realized gain (loss) on
        investments                       (3,389)     (8,606,225)      (89,477)     (12,773,836)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    1,874,376      42,913,241       612,990       61,457,211
                                     -----------    ------------    ----------     ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          2,366,332      35,151,197       534,177       53,779,034
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                4,320,287       4,594,685       664,511        7,363,522
   - Contract withdrawals &
        transfers to annuity
        reserves                      (1,520,237)    (13,887,746)     (187,537)     (31,175,940)
   - Contract transfers                 (253,231)    (10,957,741)     (144,128)     (10,238,506)
                                     -----------    ------------    ----------     ------------
                                       2,546,819     (20,250,802)      332,846      (34,050,924)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --         (20,972)           --          (73,141)
   - Annuity Payments                         --        (114,476)           --         (238,013)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --          (3,811)           --           15,964
                                     -----------    ------------    ----------     ------------
                                              --        (139,259)           --         (295,190)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        2,546,819     (20,390,061)      332,846      (34,346,114)
                                     -----------    ------------    ----------     ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              4,913,151      14,761,136       867,023       19,432,920
                                     -----------    ------------    ----------     ------------
NET ASSETS AT DECEMBER 31, 2009       17,489,129     145,249,902     2,362,699      298,489,104
Changes From Operations:
   - Net investment income (loss)        464,519       2,305,873        40,958        1,972,045
   - Net realized gain (loss) on
        investments                      480,701      (2,079,120)      (24,610)      (3,435,129)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      350,210      14,592,234       265,817       27,242,666
                                     -----------    ------------    ----------     ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          1,295,430      14,818,987       282,165       25,779,582
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                4,770,542       3,379,970       665,012        5,913,154
   - Contract withdrawals &
        transfers to annuity
        reserves                      (2,102,962)    (15,159,474)     (230,387)     (32,358,245)
   - Contract transfers                  682,633      (6,438,629)     (154,822)      (8,076,941)
                                     -----------    ------------    ----------     ------------
                                       3,350,213     (18,218,133)      279,803      (34,522,032)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --              --            --           39,621
   - Annuity Payments                         --        (125,612)           --         (262,216)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --          12,811            --           33,394
                                     -----------    ------------    ----------     ------------
                                              --        (112,801)           --         (189,201)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        3,350,213     (18,330,934)      279,803      (34,711,233)
                                     -----------    ------------    ----------     ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              4,645,643      (3,511,947)      561,968       (8,931,651)
                                     -----------    ------------    ----------     ------------
NET ASSETS AT DECEMBER 31, 2010      $22,134,772    $141,737,955    $2,924,667     $289,557,453
                                     ===========    ============    ==========     ============

                                         LVIP            LVIP           LVIP
                                       DELAWARE       DELAWARE        DELAWARE         LVIP            LVIP
                                      FOUNDATION     FOUNDATION      FOUNDATION      DELAWARE        DELAWARE
                                     CONSERVATIVE     MODERATE        MODERATE      GROWTH AND      GROWTH AND
                                      ALLOCATION     ALLOCATION      ALLOCATION       INCOME          INCOME
                                    SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $2,587,104      $       --      $     --     $  952,152,602   $2,179,614
Changes From Operations:
   - Net investment income (loss)        50,585           3,031           104          1,089,100       (3,592)
   - Net realized gain (loss) on
        investments                     (87,622)            216            28        (44,109,474)     (54,762)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     650,276          11,069           537        245,301,222      645,254
                                     ----------      ----------      --------     --------------   ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           613,239          14,316           669        202,280,848      586,900
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 793,094          61,681        17,777         41,705,674      767,370
   - Contract withdrawals &
        transfers to annuity
        reserves                       (263,595)         (2,522)       (1,150)       (93,533,208)    (224,560)
   - Contract transfers                (124,953)        390,886         2,224        (41,099,982)    (135,020)
                                     ----------      ----------      --------     --------------   ----------
                                        404,546         450,045        18,851        (92,927,516)     407,790
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --              --            --            (64,260)          --
   - Annuity Payments                        --              --            --         (2,244,641)          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --              --            --            152,518           --
                                     ----------      ----------      --------     --------------   ----------
                                             --              --            --         (2,156,383)          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         404,546         450,045        18,851        (95,083,899)     407,790
                                     ----------      ----------      --------     --------------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             1,017,785         464,361        19,520        107,196,949      994,690
                                     ----------      ----------      --------     --------------   ----------
NET ASSETS AT DECEMBER 31, 2009       3,604,889         464,361        19,520      1,059,349,551    3,174,304
Changes From Operations:
   - Net investment income (loss)        24,500          19,592         5,563           (742,500)     (11,389)
   - Net realized gain (loss) on
        investments                     (19,996)          3,159           193        (22,864,432)     (45,170)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     345,126          68,943        20,175        132,947,779      432,515
                                     ----------      ----------      --------     --------------   ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           349,630          91,694        25,931        109,340,847      375,956
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 776,398          70,171       273,532         21,462,735      642,671
   - Contract withdrawals &
        transfers to annuity
        reserves                       (294,256)        (44,014)       (2,252)      (149,837,286)    (430,122)
   - Contract transfers                 (67,980)        606,925        55,968        (31,762,951)     (47,769)
                                     ----------      ----------      --------     --------------   ----------
                                        414,162         633,082       327,248       (160,137,502)     164,780
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --           4,931            --            100,394           --
   - Annuity Payments                        --            (355)           --         (2,547,223)          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --             142            --            162,830           --
                                     ----------      ----------      --------     --------------   ----------
                                             --           4,718            --         (2,283,999)          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         414,162         637,800       327,248       (162,421,501)     164,780
                                     ----------      ----------      --------     --------------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               763,792         729,494       353,179        (53,080,654)     540,736
                                     ----------      ----------      --------     --------------   ----------
NET ASSETS AT DECEMBER 31, 2010      $4,368,681      $1,193,855      $372,699     $1,006,268,897   $3,715,040
                                     ==========      ==========      ========     ==============   ==========


                                         LVIP           LVIP            LVIP           LVIP
                                       DELAWARE       DELAWARE        DELAWARE        DELAWARE
                                        SOCIAL          SOCIAL         SPECIAL        SPECIAL
                                       AWARENESS      AWARENESS     OPPORTUNITIES  OPPORTUNITIES
                                    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $486,687,455    $5,241,188     $353,705,115   $ 9,816,088
Changes From Operations:
   - Net investment income (loss)      (1,520,090)      (39,015)        (133,195)      (37,112)
   - Net realized gain (loss) on
        investments                     8,967,853       252,692        2,292,564       224,149
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                   119,394,648     1,566,484       90,999,691     3,098,464
                                     ------------    ----------     ------------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         126,842,411     1,780,161       93,159,060     3,285,501
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                17,139,440     2,051,852       13,339,340     3,351,261
   - Contract withdrawals &
        transfers to annuity
        reserves                      (56,957,315)     (582,920)     (36,815,842)   (1,108,894)
   - Contract transfers               (21,837,064)     (185,147)     (16,025,025)     (434,059)
                                     ------------    ----------     ------------   -----------
                                      (61,654,939)    1,283,785      (39,501,527)    1,808,308
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        71,127            --           63,449            --
   - Annuity Payments                    (214,426)           --         (242,419)           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         24,152            --            4,655            --
                                     ------------    ----------     ------------   -----------
                                         (119,147)           --         (174,315)           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       (61,774,086)    1,283,785      (39,675,842)    1,808,308
                                     ------------    ----------     ------------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              65,068,325     3,063,946       53,483,218     5,093,809
                                     ------------    ----------     ------------   -----------
NET ASSETS AT DECEMBER 31, 2009       551,755,780     8,305,134      407,188,333    14,909,897
Changes From Operations:
   - Net investment income (loss)      (2,185,680)      (62,425)      (1,162,382)      (99,131)
   - Net realized gain (loss) on
        investments                    (3,445,723)      (57,770)       4,641,721       (66,979)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    57,096,688     1,008,711      109,108,809     4,708,137
                                     ------------    ----------     ------------   -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          51,465,285       888,516      112,588,148     4,542,027
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                13,587,836     1,777,734       12,544,849     3,167,732
   - Contract withdrawals &
        transfers to annuity
        reserves                      (59,652,148)     (732,017)     (46,032,846)   (1,902,107)
   - Contract transfers               (21,499,529)     (422,653)      (1,935,900)      247,613
                                     ------------    ----------     ------------   -----------
                                      (67,563,841)      623,064      (35,423,897)    1,513,238
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         2,161            --           78,721            --
   - Annuity Payments                    (234,063)           --         (300,453)           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         17,352            --           27,853            --
                                     ------------    ----------     ------------   -----------
                                         (214,550)           --         (193,879)           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       (67,778,391)      623,064      (35,617,776)    1,513,238
                                     ------------    ----------     ------------   -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             (16,313,106)    1,511,580       76,970,372     6,055,265
                                     ------------    ----------     ------------   -----------
NET ASSETS AT DECEMBER 31, 2010      $535,442,674    $9,816,714     $484,158,705   $20,965,162
                                     ============    ==========     ============   ===========

See accompanying notes.

                                                                     LVIP JANUS      LVIP JANUS
                                      LVIP GLOBAL    LVIP GLOBAL       CAPITAL        CAPITAL
                                        INCOME         INCOME       APPRECIATION    APPRECIATION
                                    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009            $       --     $       --    $239,646,675     $  655,593
Changes From Operations:
   - Net investment income (loss)         26,695          4,012        (398,106)          (723)
   - Net realized gain (loss) on
        investments                        1,843            610      (9,567,938)        (9,368)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      (11,986)        (4,372)     92,183,551        334,588
                                      ----------     ----------    ------------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                             16,552            250      82,217,507        324,497
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                   49,639        251,830      10,131,663        386,816
   - Contract withdrawals &
        transfers to annuity
        reserves                         (37,819)       (17,792)    (25,184,679)       (61,177)
   - Contract transfers                2,165,384        208,781     (10,449,563)        25,207
                                      ----------     ----------    ------------     ----------
                                       2,177,204        442,819     (25,502,579)       350,846
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                       47,332             --          (2,239)            --
   - Annuity Payments                       (555)            --        (119,326)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --             --           4,456             --
                                      ----------     ----------    ------------     ----------
                                          46,777             --        (117,109)            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        2,223,981        442,819     (25,619,688)       350,846
                                      ----------     ----------    ------------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              2,240,533        443,069      56,597,819        675,343
                                      ----------     ----------    ------------     ----------
NET ASSETS AT DECEMBER 31, 2009        2,240,533        443,069     296,244,494      1,330,936
Changes From Operations:
   - Net investment income (loss)         91,137         29,115        (799,345)        (6,517)
   - Net realized gain (loss) on
        investments                       28,342          9,051      (1,386,115)        17,940
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      162,682         57,632      29,857,113        122,483
                                      ----------     ----------    ------------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            282,161         95,798      27,671,653        133,906
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  210,997        947,461       8,691,529        360,567
   - Contract withdrawals &
        transfers to annuity
        reserves                        (549,795)       (89,740)    (30,435,461)      (174,981)
   - Contract transfers                3,259,713        778,814      (9,180,437)      (180,336)
                                      ----------     ----------    ------------     ----------
                                       2,920,915      1,636,535     (30,924,369)         5,250
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --             --           3,408             --
   - Annuity Payments                     (5,569)            --        (125,451)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           969             --             539             --
                                      ----------     ----------    ------------     ----------
                                          (4,600)            --        (121,504)            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        2,916,315      1,636,535     (31,045,873)         5,250
                                      ----------     ----------    ------------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              3,198,476      1,732,333      (3,374,220)       139,156
                                      ----------     ----------    ------------     ----------
NET ASSETS AT DECEMBER 31, 2010       $5,439,009     $2,175,402    $292,870,274     $1,470,092
                                      ==========     ==========    ============     ==========

                                                                                      LVIP            LVIP
                                       LVIP MFS                        LVIP         MONDRIAN        MONDRIAN
                                    INTERNATIONAL     LVIP MFS       MID-CAP      INTERNATIONAL  INTERNATIONAL
                                       GROWTH          VALUE          VALUE           VALUE          VALUE
                                    SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009            $125,967      $  217,697      $ 72,712      $305,352,394    $ 8,558,832
Changes From Operations:
   - Net investment income (loss)         (836)          6,044        (1,317)        6,581,815        240,142
   - Net realized gain (loss) on
        investments                    (49,967)         (3,355)         (556)         (110,522)       (57,397)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    135,858         102,430        63,911        46,273,981      1,929,241
                                      --------      ----------      --------      ------------    -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           85,055         105,119        62,038        52,745,274      2,111,986
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                175,304         698,469        60,593        11,481,509      3,243,102
   - Contract withdrawals &
        transfers to annuity
        reserves                       (30,341)        (22,154)       (2,161)      (31,418,444)    (1,014,580)
   - Contract transfers                 43,384         194,557         2,937       (18,131,488)      (290,092)
                                      --------      ----------      --------      ------------    -----------
                                       188,347         870,872        61,369       (38,068,423)     1,938,430
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --              --            --            29,665             --
   - Annuity Payments                       --              --            --          (146,502)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --              --            --             3,139             --
                                      --------      ----------      --------      ------------    -----------
                                            --              --            --          (113,698)            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        188,347         870,872        61,369       (38,182,121)     1,938,430
                                      --------      ----------      --------      ------------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              273,402         975,991       123,407        14,563,153      4,050,416
                                      --------      ----------      --------      ------------    -----------
NET ASSETS AT DECEMBER 31, 2009        399,369       1,193,688       196,119       319,915,547     12,609,248
Changes From Operations:
   - Net investment income (loss)       (2,431)          2,008        (2,722)        6,407,495        283,127
   - Net realized gain (loss) on
        investments                      4,002           7,979         2,849         2,928,098       (201,554)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     44,846         166,396        43,148        (7,158,523)       106,044
                                      --------      ----------      --------      ------------    -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           46,417         176,383        43,275         2,177,070        187,617
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 58,407         436,272        57,774         9,280,166      2,677,891
   - Contract withdrawals &
        transfers to annuity
        reserves                       (56,438)        (41,472)      (34,527)      (33,227,315)    (1,209,997)
   - Contract transfers                 14,184          87,761       (12,217)      (15,357,134)      (655,130)
                                      --------      ----------      --------      ------------    -----------
                                        16,153         482,561        11,030       (39,304,283)       812,764
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --              --            --             4,263             --
   - Annuity Payments                       --              --            --          (124,601)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --              --            --            (6,202)            --
                                      --------      ----------      --------      ------------    -----------
                                            --              --            --          (126,540)            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         16,153         482,561        11,030       (39,430,823)       812,764
                                      --------      ----------      --------      ------------    -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               62,570         658,944        54,305       (37,253,753)     1,000,381
                                      --------      ----------      --------      ------------    -----------
NET ASSETS AT DECEMBER 31, 2010       $461,939      $1,852,632      $250,424      $282,661,794    $13,609,629
                                      ========      ==========      ========      ============    ===========

                                      LVIP MONEY      LVIP MONEY      LVIP SSgA      LVIP SSgA
                                        MARKET          MARKET       BOND INDEX     BOND INDEX
                                    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $174,554,551    $ 5,812,883     $       --     $   35,526
Changes From Operations:
   - Net investment income (loss)      (1,065,946)       (59,023)        24,438          3,060
   - Net realized gain (loss) on
        investments                         1,593             74          1,909          1,660
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                            --             (1)       (13,117)         4,373
                                     ------------    -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          (1,064,353)       (58,950)        13,230          9,093
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 9,501,745      3,298,178         57,195        235,254
   - Contract withdrawals &
        transfers to annuity
        reserves                      (34,657,801)    (1,004,472)        (5,922)       (20,589)
   - Contract transfers               (26,612,375)    (1,373,661)     1,899,241        180,459
                                     ------------    -----------     ----------     ----------
                                      (51,768,431)       920,045      1,950,514        395,124
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                       408,941             --         36,585             --
   - Annuity Payments                      34,704             --           (524)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          1,374             --             --             --
                                     ------------    -----------     ----------     ----------
                                          445,019             --         36,061             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       (51,323,412)       920,045      1,986,575        395,124
                                     ------------    -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             (52,387,765)       861,095      1,999,805        404,217
                                     ------------    -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2009       122,166,786      6,673,978      1,999,805        439,743
Changes From Operations:
   - Net investment income (loss)        (975,228)       (66,823)        47,632          7,507
   - Net realized gain (loss) on
        investments                           395             30         39,854          7,484
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                            --             --         46,401         10,439
                                     ------------    -----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            (974,833)       (66,793)       133,887         25,430
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 5,182,089      2,606,983        177,267        280,651
   - Contract withdrawals &
        transfers to annuity
        reserves                      (23,727,364)      (703,622)      (291,807)       (55,223)
   - Contract transfers               (13,764,774)    (1,717,002)     2,291,991        387,930
                                     ------------    -----------     ----------     ----------
                                      (32,310,049)       186,359      2,177,451        613,358
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                      (352,950)            --         19,526             --
   - Annuity Payments                    (119,326)            --         (3,366)            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         (1,072)            --         (1,603)            --
                                     ------------    -----------     ----------     ----------
                                         (473,348)            --         14,557             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       (32,783,397)       186,359      2,192,008        613,358
                                     ------------    -----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             (33,758,230)       119,566      2,325,895        638,788
                                     ------------    -----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2010      $ 88,408,556    $ 6,793,544     $4,325,700     $1,078,531
                                     ============    ===========     ==========     ==========

See accompanying notes.

                                      LVIP SSgA                                     LVIP SSgA
                                      DEVELOPED       LVIP SSgA      LVIP SSgA        GLOBAL
                                    INTERNATIONAL     EMERGING        EMERGING       TACTICAL
                                         150         MARKETS 100    MARKETS 100     ALLOCATION
                                    SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009             $ 1,942      $        --     $       --     $ 9,674,275
Changes From Operations:
   - Net investment income (loss)           47          112,504          4,093         622,817
   - Net realized gain (loss) on
        investments                      3,322          124,677         10,720        (249,276)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      3,675        2,046,529        115,142       2,398,693
                                       -------      -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            7,044        2,283,710        129,955       2,772,234
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 15,116          406,952        298,658       1,303,314
   - Contract withdrawals &
        transfers to annuity
        reserves                        (1,983)        (521,684)       (14,431)     (1,490,874)
   - Contract transfers                  7,013       15,270,353        529,034         482,795
                                       -------      -----------     ----------     -----------
                                        20,146       15,155,621        813,261         295,235
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --               --             --              --
   - Annuity Payments                       --               --             --              --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --               --             --              --
                                       -------      -----------     ----------     -----------
                                            --               --             --              --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         20,146       15,155,621        813,261         295,235
                                       -------      -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               27,190       17,439,331        943,216       3,067,469
                                       -------      -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009         29,132       17,439,331        943,216      12,741,744
Changes From Operations:
   - Net investment income (loss)          (36)          89,714          5,126           3,688
   - Net realized gain (loss) on
        investments                        210          735,445         46,016        (451,747)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      4,368        4,281,583        472,121       1,316,940
                                       -------      -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            4,542        5,106,742        523,263         868,881
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 24,448        1,365,308      1,146,088       1,242,261
   - Contract withdrawals &
        transfers to annuity
        reserves                          (878)      (2,353,713)      (131,249)     (1,346,719)
   - Contract transfers                  2,356        8,659,794        861,455        (791,087)
                                       -------      -----------     ----------     -----------
                                        25,926        7,671,389      1,876,294        (895,545)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --           53,613             --              --
   - Annuity Payments                       --           (1,842)            --              --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --               80             --              --
                                       -------      -----------     ----------     -----------
                                            --           51,851             --              --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         25,926        7,723,240      1,876,294        (895,545)
                                       -------      -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               30,468       12,829,982      2,399,557         (26,664)
                                       -------      -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2010        $59,600      $30,269,313     $3,342,773     $12,715,080
                                       =======      ===========     ==========     ===========

                                      LVIP SSgA
                                        GLOBAL        LVIP SSgA      LVIP SSgA                      LVIP SSgA
                                       TACTICAL     INTERNATIONAL  INTERNATIONAL    LVIP SSgA        S&P 500
                                      ALLOCATION        INDEX          INDEX      LARGE CAP 100       INDEX
                                    SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS  STANDARD CLASS
                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009          $ 6,205,575      $       --      $     --       $     --      $ 5,543,710
Changes From Operations:
   - Net investment income (loss)       540,206           6,988         1,698            126           45,038
   - Net realized gain (loss) on
        investments                     394,428          21,286         1,403          2,890         (718,425)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                   1,631,833          32,272        22,054         11,291        2,414,129
                                    -----------      ----------      --------       --------      -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         2,566,467          60,546        25,155         14,307        1,740,742
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases               4,381,344          22,249       102,977         48,325          773,083
   - Contract withdrawals &
        transfers to annuity
        reserves                       (844,085)        (57,515)         (422)          (562)        (782,661)
   - Contract transfers                (582,187)        722,324        99,676        (16,135)       2,908,610
                                    -----------      ----------      --------       --------      -----------
                                      2,955,072         687,058       202,231         31,628        2,899,032
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --              --            --             --               --
   - Annuity Payments                        --              --            --             --           (6,310)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --              --            --             --               75
                                    -----------      ----------      --------       --------      -----------
                                             --              --            --             --           (6,235)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       2,955,072         687,058       202,231         31,628        2,892,797
                                    -----------      ----------      --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             5,521,539         747,604       227,386         45,935        4,633,539
                                    -----------      ----------      --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2009      11,727,114         747,604       227,386         45,935       10,177,249
Changes From Operations:
   - Net investment income (loss)       (18,064)          8,432         1,483            298           15,298
   - Net realized gain (loss) on
        investments                     (53,293)          1,095         1,669          4,075          298,893
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                   1,095,628          55,482        19,095          7,553        1,019,526
                                    -----------      ----------      --------       --------      -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                         1,024,271          65,009        22,247         11,926        1,333,717
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases               3,799,782          62,599       138,913          1,245          855,088
   - Contract withdrawals &
        transfers to annuity
        reserves                     (1,418,099)       (222,359)      (51,516)        (3,375)        (912,748)
   - Contract transfers                (435,537)        759,897        73,006         99,572          464,628
                                    -----------      ----------      --------       --------      -----------
                                      1,946,146         600,137       160,403         97,442          406,968
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --           7,342            --             --           14,610
   - Annuity Payments                        --            (460)           --             --           (8,230)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --            (652)           --             --           (1,166)
                                    -----------      ----------      --------       --------      -----------
                                             --           6,230            --             --            5,214
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       1,946,146         606,367       160,403         97,442          412,182
                                    -----------      ----------      --------       --------      -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             2,970,417         671,376       182,650        109,368        1,745,899
                                    -----------      ----------      --------       --------      -----------
NET ASSETS AT DECEMBER 31, 2010     $14,697,531      $1,418,980      $410,036       $155,303      $11,923,148
                                    ===========      ==========      ========       ========      ===========

                                      LVIP SSgA       LVIP SSgA      LVIP SSgA      LVIP SSgA
                                       S&P 500        SMALL-CAP      SMALL-CAP      SMALL-MID
                                        INDEX           INDEX          INDEX         CAP 200
                                    SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  SERVICE CLASS
                                      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $  390,908     $ 2,417,577     $  353,754      $      --
Changes From Operations:
   - Net investment income (loss)         3,169          (7,836)        (2,667)         2,757
   - Net realized gain (loss) on
        investments                     (11,553)       (304,864)       (18,186)         5,875
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     192,834       1,201,680        248,188         51,218
                                     ----------     -----------     ----------      ---------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           184,450         888,980        227,335         59,850
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 488,080         154,812        543,923        197,271
   - Contract withdrawals &
        transfers to annuity
        reserves                        (66,383)       (295,650)       (35,717)       (18,070)
   - Contract transfers                  10,659         686,097        128,607        113,141
                                     ----------     -----------     ----------      ---------
                                        432,356         545,259        636,813        292,342
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --              --             --             --
   - Annuity Payments                        --          (1,836)            --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --               9             --             --
                                     ----------     -----------     ----------      ---------
                                             --          (1,827)            --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         432,356         543,432        636,813        292,342
                                     ----------     -----------     ----------      ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               616,806       1,432,412        864,148        352,192
                                     ----------     -----------     ----------      ---------
NET ASSETS AT DECEMBER 31, 2009       1,007,714       3,849,989      1,217,902        352,192
Changes From Operations:
   - Net investment income (loss)         1,302         (24,656)       (12,514)         2,699
   - Net realized gain (loss) on
        investments                      30,736          (6,862)        44,905         39,666
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     161,557       1,066,003        427,219         66,066
                                     ----------     -----------     ----------      ---------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           193,595       1,034,485        459,610        108,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 645,393         248,659        640,103        112,214
   - Contract withdrawals &
        transfers to annuity
        reserves                       (170,102)       (515,018)      (107,968)       (25,431)
   - Contract transfers                 156,868       2,252,245        293,068          1,348
                                     ----------     -----------     ----------      ---------
                                        632,159       1,985,886        825,203         88,131
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --          60,146             --             --
   - Annuity Payments                        --          (3,688)            --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           --          (1,190)            --             --
                                     ----------     -----------     ----------      ---------
                                             --          55,268             --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         632,159       2,041,154        825,203         88,131
                                     ----------     -----------     ----------      ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               825,754       3,075,639      1,284,813        196,562
                                     ----------     -----------     ----------      ---------
NET ASSETS AT DECEMBER 31, 2010      $1,833,468     $ 6,925,628     $2,502,715      $ 548,754
                                     ==========     ===========     ==========      =========

See accompanying notes.

                                                   LVIP T. ROWE    LVIP T. ROWE
                                    LVIP T. ROWE       PRICE          PRICE
                                    PRICE GROWTH    STRUCTURED      STRUCTURED
                                        STOCK         MID-CAP         MID-CAP     LVIP TEMPLETON
                                       SERVICE        GROWTH          GROWTH          GROWTH
                                        CLASS     STANDARD CLASS  SERVICE CLASS    SERVICE CLASS
                                     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009          $     68,885   $ 99,366,833     $1,286,808       $168,688
Changes From Operations:
   - Net investment income (loss)         (2,804)    (1,050,474)       (21,492)         1,300
   - Net realized gain (loss) on
        investments                        6,043     (4,912,662)       (39,113)       (16,097)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                       97,382     49,742,902        877,498         70,100
                                    ------------   ------------     ----------       --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            100,621     43,779,766        816,893         55,303
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  163,124      5,808,647        984,342         48,380
   - Contract withdrawals &
        transfers to annuity
        reserves                          (6,563)   (10,766,892)      (151,286)        (4,545)
   - Contract transfers                   24,903      3,493,424        189,589        (20,179)
                                    ------------   ------------     ----------       --------
                                         181,464     (1,464,821)     1,022,645         23,656
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --         15,866             --             --
   - Annuity Payments                         --        (26,272)            --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --          1,438             --             --
                                    ------------   ------------     ----------       --------
                                              --         (8,968)            --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          181,464     (1,473,789)     1,022,645         23,656
                                    ------------   ------------     ----------       --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                282,085     42,305,977      1,839,538         78,959
                                    ------------   ------------     ----------       --------
NET ASSETS AT DECEMBER 31, 2009          350,970    141,672,810      3,126,346        247,647
Changes From Operations:
   - Net investment income (loss)         (3,876)    (1,465,720)       (38,755)         1,478
   - Net realized gain (loss) on
        investments                       23,418     (2,185,217)        33,615         (2,289)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                       37,447     39,537,436        994,324         15,352
                                    ------------   ------------     ----------       --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                             56,989     35,886,499        989,184         14,541
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                   52,974      5,664,569      1,110,620         16,459
   - Contract withdrawals &
        transfers to annuity
        reserves                         (14,381)   (15,846,660)      (336,898)        (9,956)
   - Contract transfers                  (26,413)    (1,383,536)        88,894         19,926
                                    ------------   ------------     ----------       --------
                                          12,180    (11,565,627)       862,616         26,429
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --         29,407             --             --
   - Annuity Payments                         --        (34,204)            --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --          2,365             --             --
                                    ------------   ------------     ----------       --------
                                              --         (2,432)            --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                           12,180    (11,568,059)       862,616         26,429
                                    ------------   ------------     ----------       --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 69,169     24,318,440      1,851,800         40,970
                                    ------------   ------------     ----------       --------
NET ASSETS AT DECEMBER 31, 2010     $    420,139   $165,991,250     $4,978,146       $288,617
                                    ============   ============     ==========       ========

                                         LVIP
                                        TURNER          LVIP              LVIP            LVIP            LVIP
                                        MID-CAP      WELLS FARGO      WELLS FARGO     WILSHIRE 2010  WILSHIRE 2010
                                        GROWTH     INTRINSIC VALUE  INTRINSIC VALUE      PROFILE        PROFILE
                                    SERVICE CLASS   STANDARD CLASS   SERVICE CLASS   STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009            $138,955      $304,075,336      $3,716,669       $2,659,465     $  353,600
Changes From Operations:
   - Net investment income (loss)       (1,476)          500,077             484           29,943          6,746
   - Net realized gain (loss) on
        investments                    (43,225)      (27,994,111)       (258,565)        (117,120)        15,279
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     98,157        85,411,541       1,164,105          782,998        141,782
                                      --------      ------------      ----------       ----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           53,456        57,917,507         906,024          695,821        163,807
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 53,175        13,275,939       1,225,455          230,977        462,137
   - Contract withdrawals &
        transfers to annuity
        reserves                        (5,776)      (30,757,129)       (545,952)        (998,868)       (42,053)
   - Contract transfers                (53,933)      (19,673,859)       (265,674)       1,490,970         68,864
                                      --------      ------------      ----------       ----------     ----------
                                        (6,534)      (37,155,049)        413,829          723,079        488,948
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --            12,462              --               --             --
   - Annuity Payments                       --          (319,746)             --               --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --            18,170              --               --             --
                                      --------      ------------      ----------       ----------     ----------
                                            --          (289,114)             --               --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         (6,534)      (37,444,163)        413,829          723,079        488,948
                                      --------      ------------      ----------       ----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               46,922        20,473,344       1,319,853        1,418,900        652,755
                                      --------      ------------      ----------       ----------     ----------
NET ASSETS AT DECEMBER 31, 2009        185,877       324,548,680       5,036,522        4,078,365      1,006,355
Changes From Operations:
   - Net investment income (loss)       (2,221)         (107,262)        (10,892)           3,813           (338)
   - Net realized gain (loss) on
        investments                     (8,351)      (11,643,932)       (118,634)         105,946         22,545
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     67,411        62,081,586         984,384          339,457         98,205
                                      --------      ------------      ----------       ----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           56,839        50,330,392         854,858          449,216        120,412
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 76,105        10,880,253       1,055,236          235,410        539,689
   - Contract withdrawals &
        transfers to annuity
        reserves                        (3,909)      (35,046,765)       (540,823)        (769,873)      (347,832)
   - Contract transfers                (11,027)      (13,457,326)       (175,208)         690,150         88,448
                                      --------      ------------      ----------       ----------     ----------
                                        61,169       (37,623,838)        339,205          155,687        280,305
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                         --             1,925              --               --             --
   - Annuity Payments                       --          (335,172)             --               --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                          --            22,724              --               --             --
                                      --------      ------------      ----------       ----------     ----------
                                            --          (310,523)             --               --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         61,169       (37,934,361)        339,205          155,687        280,305
                                      --------      ------------      ----------       ----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              118,008        12,396,031       1,194,063          604,903        400,717
                                      --------      ------------      ----------       ----------     ----------
NET ASSETS AT DECEMBER 31, 2010       $303,885      $336,944,711      $6,230,585       $4,683,268     $1,407,072
                                      ========      ============      ==========       ==========     ==========

                                         LVIP            LVIP           LVIP           LVIP
                                     WILSHIRE 2020  WILSHIRE 2020   WILSHIRE 2030  WILSHIRE 2030
                                        PROFILE        PROFILE         PROFILE        PROFILE
                                    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $ 4,896,911     $1,407,411      $2,021,081     $1,122,375
Changes From Operations:
   - Net investment income (loss)         61,654         19,327          21,771         13,119
   - Net realized gain (loss) on
        investments                     (133,553)        31,612         (38,555)        27,454
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    1,463,259        493,438         642,775        475,502
                                     -----------     ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          1,391,360        544,377         625,991        516,075
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  703,734      1,691,053         540,064      1,541,736
   - Contract withdrawals &
        transfers to annuity
        reserves                        (857,331)      (354,563)       (216,449)      (215,793)
   - Contract transfers                2,023,774         53,669         386,629          2,174
                                     -----------     ----------      ----------     ----------
                                       1,870,177      1,390,159         710,244      1,328,117
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --             --              --             --
   - Annuity Payments                         --             --              --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --             --              --             --
                                     -----------     ----------      ----------     ----------
                                              --             --              --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        1,870,177      1,390,159         710,244      1,328,117
                                     -----------     ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              3,261,537      1,934,536       1,336,235      1,844,192
                                     -----------     ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2009        8,158,448      3,341,947       3,357,316      2,966,567
Changes From Operations:
   - Net investment income (loss)         (4,678)        (7,670)         (4,601)       (10,975)
   - Net realized gain (loss) on
        investments                       75,753         22,885          35,145         13,678
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      911,356        468,982         440,607        467,682
                                     -----------     ----------      ----------     ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            982,431        484,197         471,151        470,385
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  675,608      2,095,660         521,036      2,006,122
   - Contract withdrawals &
        transfers to annuity
        reserves                      (1,035,682)      (396,758)       (476,089)      (338,795)
   - Contract transfers                1,907,516        256,530         734,437         59,382
                                     -----------     ----------      ----------     ----------
                                       1,547,442      1,955,432         779,384      1,726,709
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --             --              --             --
   - Annuity Payments                         --             --              --             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --             --              --             --
                                     -----------     ----------      ----------     ----------
                                              --             --              --             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        1,547,442      1,955,432         779,384      1,726,709
                                     -----------     ----------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              2,529,873      2,439,629       1,250,535      2,197,094
                                     -----------     ----------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2010      $10,688,321     $5,781,576      $4,607,851     $5,163,661
                                     ===========     ==========      ==========     ==========

See accompanying notes.

                                                                        LVIP            LVIP
                                         LVIP            LVIP         WILSHIRE        WILSHIRE
                                     WILSHIRE 2040  WILSHIRE 2040   CONSERVATIVE    CONSERVATIVE
                                        PROFILE        PROFILE         PROFILE        PROFILE
                                    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009            $  458,541     $  818,481     $19,822,477     $ 6,541,829
Changes From Operations:
   - Net investment income (loss)          4,726          8,257         690,776         300,228
   - Net realized gain (loss) on
        investments                        3,110         22,535        (401,138)         32,719
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      218,652        502,652       4,285,877       1,651,614
                                      ----------     ----------     -----------     -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            226,488        533,444       4,575,515       1,984,561
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  224,471      1,631,350       1,106,926       3,848,169
   - Contract withdrawals &
        transfers to annuity
        reserves                         (41,926)      (199,634)     (2,276,032)     (1,001,088)
   - Contract transfers                  305,452        101,806       1,997,190         467,581
                                      ----------     ----------     -----------     -----------
                                         487,997      1,533,522         828,084       3,314,662
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --             --              --              --
   - Annuity Payments                         --             --          (2,006)             --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --             --              85              --
                                      ----------     ----------     -----------     -----------
                                              --             --          (1,921)             --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          487,997      1,533,522         826,163       3,314,662
                                      ----------     ----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                714,485      2,066,966       5,401,678       5,299,223
                                      ----------     ----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2009        1,173,026      2,885,447      25,224,155      11,841,052
Changes From Operations:
   - Net investment income (loss)         (1,933)       (12,880)        648,392         345,718
   - Net realized gain (loss) on
        investments                        8,039         24,569         201,213         147,408
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                      169,673        531,853       1,448,845         723,428
                                      ----------     ----------     -----------     -----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                            175,779        543,542       2,298,450       1,216,554
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  233,217      2,160,905         980,764       3,886,124
   - Contract withdrawals &
        transfers to annuity
        reserves                        (132,814)      (442,224)     (2,982,378)     (2,170,636)
   - Contract transfers                  372,040         36,417         527,179         716,328
                                      ----------     ----------     -----------     -----------
                                         472,443      1,755,098      (1,474,435)      2,431,816
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --             --         115,030              --
   - Annuity Payments                         --             --         (43,781)         34,764
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                            --             --              10             (94)
                                      ----------     ----------     -----------     -----------
                                              --             --          71,259          34,670
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          472,443      1,755,098      (1,403,176)      2,466,486
                                      ----------     ----------     -----------     -----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                648,222      2,298,640         895,274       3,683,040
                                      ----------     ----------     -----------     -----------
NET ASSETS AT DECEMBER 31, 2010       $1,821,248     $5,184,087     $26,119,429     $15,524,092
                                      ==========     ==========     ===========     ===========

                                                                        LVIP            LVIP
                                         LVIP           LVIP          WILSHIRE        WILSHIRE
                                       WILSHIRE       WILSHIRE       MODERATELY      MODERATELY
                                       MODERATE       MODERATE       AGGRESSIVE      AGGRESSIVE       MFS VIT
                                        PROFILE        PROFILE        PROFILE         PROFILE      CORE EQUITY
                                    STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  INITIAL CLASS
                                      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $32,264,427     $18,945,378    $24,430,353     $16,192,398     $ 17,391
Changes From Operations:
   - Net investment income (loss)      1,203,954         829,820        910,294         728,787           32
   - Net realized gain (loss) on
        investments                     (498,842)        286,990       (841,637)       (207,642)      (5,791)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    7,853,405       5,100,648      6,347,677       4,627,735        7,049
                                     -----------     -----------    -----------     -----------     --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          8,558,517       6,217,458      6,416,334       5,148,880        1,290
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                2,135,645       8,822,288      2,507,749       8,624,521           --
   - Contract withdrawals &
        transfers to annuity
        reserves                      (4,764,656)     (2,284,398)    (3,242,343)     (1,911,025)     (11,042)
   - Contract transfers                2,982,532         288,677       (820,959)       (788,495)          --
                                     -----------     -----------    -----------     -----------     --------
                                         353,521       6,826,567     (1,555,553)      5,925,001      (11,042)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        6,901              --             --              --           --
   - Annuity Payments                    (27,418)         (1,264)        (1,435)             --           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           347              42             17              --           --
                                     -----------     -----------    -----------     -----------     --------
                                         (20,170)         (1,222)        (1,418)             --           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          333,351       6,825,345     (1,556,971)      5,925,001      (11,042)
                                     -----------     -----------    -----------     -----------     --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              8,891,868      13,042,803      4,859,363      11,073,881       (9,752)
                                     -----------     -----------    -----------     -----------     --------
NET ASSETS AT DECEMBER 31, 2009       41,156,295      31,988,181     29,289,716      27,266,279        7,639
Changes From Operations:
   - Net investment income (loss)        823,864         609,101        518,342         502,888            7
   - Net realized gain (loss) on
        investments                      (63,804)         85,801       (321,986)       (124,049)          (5)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    3,626,653       2,989,212      3,058,667       3,131,457        1,179
                                     -----------     -----------    -----------     -----------     --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          4,386,713       3,684,114      3,255,023       3,510,296        1,181
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                2,107,859       8,368,640      2,501,462       8,060,275           --
   - Contract withdrawals &
        transfers to annuity
        reserves                      (4,301,140)     (3,272,089)    (4,443,615)     (3,187,011)        (340)
   - Contract transfers                2,475,430        (964,278)       612,435        (559,543)          --
                                     -----------     -----------    -----------     -----------     --------
                                         282,149       4,132,273     (1,329,718)      4,313,721         (340)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                           --              --             --              --           --
   - Annuity Payments                    (31,514)         (1,429)        (1,638)             --           --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                           614              64             58              --           --
                                     -----------     -----------    -----------     -----------     --------
                                         (30,900)         (1,365)        (1,580)             --           --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          251,249       4,130,908     (1,331,298)      4,313,721         (340)
                                     -----------     -----------    -----------     -----------     --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              4,637,962       7,815,022      1,923,725       7,824,017          841
                                     -----------     -----------    -----------     -----------     --------
NET ASSETS AT DECEMBER 31, 2010      $45,794,257     $39,803,203    $31,213,441     $35,090,296     $  8,480
                                     ===========     ===========    ===========     ===========     ========

                                                                                    NB AMT
                                       MFS VIT        MFS VIT        MFS VIT        MID-CAP
                                    TOTAL RETURN     UTILITIES      UTILITIES      GROWTH I
                                    INITIAL CLASS  INITIAL CLASS  SERVICE CLASS     CLASS
                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $1,478,274    $166,633,469    $11,872,243   $ 93,082,641
Changes From Operations:
   - Net investment income (loss)        37,771       6,655,326        506,080       (955,081)
   - Net realized gain (loss) on
        investments                     (58,509)    (10,734,563)      (146,855)    (5,174,911)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     253,380      50,587,512      4,082,398     31,794,631
                                     ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           232,642      46,508,275      4,441,623     25,664,639
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 122,019       9,276,092      5,130,903      6,583,455
   - Contract withdrawals &
        transfers to annuity
        reserves                        (69,123)    (16,431,420)    (1,417,949)    (9,521,753)
   - Contract transfers                 (28,945)    (16,820,756)      (424,624)    (7,880,880)
                                     ----------    ------------    -----------   ------------
                                         23,951     (23,976,084)     3,288,330    (10,819,178)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --         151,567             --        (22,095)
   - Annuity Payments                   (15,137)       (145,924)            --        (23,681)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                        2,383           2,699             --          1,049
                                     ----------    ------------    -----------   ------------
                                        (12,754)          8,342             --        (44,727)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          11,197     (23,967,742)     3,288,330    (10,863,905)
                                     ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               243,839      22,540,533      7,729,953     14,800,734
                                     ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2009       1,722,113     189,174,002     19,602,196    107,883,375
Changes From Operations:
   - Net investment income (loss)        34,877       3,914,071        397,478     (1,122,827)
   - Net realized gain (loss) on
        investments                     (54,660)     (3,608,691)       (74,131)      (432,239)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                     163,831      19,876,525      2,341,862     29,665,258
                                     ----------    ------------    -----------   ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                           144,048      20,181,905      2,665,209     28,110,192
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                 405,085       7,652,684      4,700,411      5,720,090
   - Contract withdrawals &
        transfers to annuity
        reserves                       (324,146)    (21,538,684)    (1,974,519)   (11,703,535)
   - Contract transfers                  36,867     (17,473,287)      (827,886)    (2,046,315)
                                     ----------    ------------    -----------   ------------
                                        117,806     (31,359,287)     1,898,006     (8,029,760)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                          --         112,249             --             --
   - Annuity Payments                   (16,683)       (164,958)            --        (25,809)
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                        3,156          (6,086)            --          1,639
                                     ----------    ------------    -----------   ------------
                                        (13,527)        (58,795)            --        (24,170)
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         104,279     (31,418,082)     1,898,006     (8,053,930)
                                     ----------    ------------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                               248,327     (11,236,177)     4,563,215     20,056,262
                                     ----------    ------------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2010      $1,970,440    $177,937,825    $24,165,411   $127,939,637
                                     ==========    ============    ===========   ============

See accompanying notes.

                                                              PIMCO VIT     PUTNAM VT
                                      NB AMT      NB AMT      COMMODITY       GLOBAL
                                    PARTNERS I   REGENCY I   REAL RETURN   HEALTH CARE
                                       CLASS       CLASS    ADVISOR CLASS    CLASS IB
                                    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009           $15,132    $ 360,023     $     --      $104,589
Changes From Operations:
   - Net investment income (loss)        407        1,580        1,029          (957)
   - Net realized gain (loss) on
        investments                    2,180      (66,555)       3,511         7,176
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    5,858      188,596         (428)       11,906
                                     -------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          8,445      123,621        4,112        18,125
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  270           63        9,745            --
   - Contract withdrawals &
        transfers to annuity
        reserves                          --      (82,550)      (1,359)       (8,826)
   - Contract transfers                   --      (71,152)      25,054       (14,446)
                                     -------    ---------     --------      --------
                                         270     (153,639)      33,440       (23,272)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                       --           --           --            --
   - Annuity Payments                     --           --           --            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                        --           --           --            --
                                     -------    ---------     --------      --------
                                          --           --           --            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                          270     (153,639)      33,440       (23,272)
                                     -------    ---------     --------      --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              8,715      (30,018)      37,552        (5,147)
                                     -------    ---------     --------      --------
NET ASSETS AT DECEMBER 31, 2009       23,847      330,005       37,552        99,442
Changes From Operations:
   - Net investment income (loss)        104       (1,535)      12,510           762
   - Net realized gain (loss) on
        investments                      (68)      (7,497)       1,522         1,045
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    9,272       68,853        9,687          (143)
                                     -------    ---------     --------      --------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          9,308       59,821       23,719         1,664
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                  195            8       70,329            --
   - Contract withdrawals &
        transfers to annuity
        reserves                          --      (82,588)      (2,871)       (8,196)
   - Contract transfers               31,246      (72,621)       1,721            --
                                     -------    ---------     --------      --------
                                      31,441     (155,201)      69,179        (8,196)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                       --           --           --            --
   - Annuity Payments                     --           --           --            --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                        --           --           --            --
                                     -------    ---------     --------      --------
                                          --           --           --            --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                       31,441     (155,201)      69,179        (8,196)
                                     -------    ---------     --------      --------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                             40,749      (95,380)      92,898        (6,532)
                                     -------    ---------     --------      --------
NET ASSETS AT DECEMBER 31, 2010      $64,596    $ 234,625     $130,450      $ 92,910
                                     =======    =========     ========      ========

                                                    WFVT
                                        WFVT     ADVANTAGE      WFVT       WFVT
                                     ADVANTAGE     LARGE     ADVANTAGE   ADVANTAGE
                                     INTRINSIC    COMPANY      OMEGA     SMALL CAP
                                       VALUE      GROWTH      GROWTH      GROWTH
                                      CLASS 2     CLASS 2     CLASS 2     CLASS 2
                                    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2009          $  83,369   $  46,363    $     --   $ 272,228
Changes From Operations:
   - Net investment income (loss)         597        (848)         --      (3,510)
   - Net realized gain (loss) on
        investments                    (4,980)      1,710          --     (54,904)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    17,726      40,667          --     191,530
                                    ---------   ---------    --------   ---------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          13,343      41,529          --     133,116
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                13,763      27,090          --      38,139
   - Contract withdrawals &
        transfers to annuity
        reserves                       (8,686)    (12,519)         --     (37,745)
   - Contract transfers                   455      54,449          --      29,837
                                    ---------   ---------    --------   ---------
                                        5,532      69,020          --      30,231
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        --          --          --          --
   - Annuity Payments                      --          --          --          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         --          --          --          --
                                    ---------   ---------    --------   ---------
                                           --          --          --          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                         5,532      69,020          --      30,231
                                    ---------   ---------    --------   ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              18,875     110,549          --     163,347
                                    ---------   ---------    --------   ---------
NET ASSETS AT DECEMBER 31, 2009       102,244     156,912          --     435,575
Changes From Operations:
   - Net investment income (loss)        (540)         13        (536)     (5,012)
   - Net realized gain (loss) on
        investments                    (3,080)      8,103         611     (18,814)
   - Net change in unrealized
        appreciation or
        depreciation on
        investments                    17,918     (18,200)     20,560     113,384
                                    ---------   ---------    --------   ---------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                          14,298     (10,084)     20,635      89,558
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                    --          27          30      31,753
   - Contract withdrawals &
        transfers to annuity
        reserves                       (9,717)     (1,563)     (1,285)    (28,951)
   - Contract transfers                22,612    (145,292)     77,737     (55,854)
                                    ---------   ---------    --------   ---------
                                       12,895    (146,828)     76,482     (53,052)
   Annuity Reserves:
   - Transfer from accumulation
        units & between
        subaccounts                        --          --          --          --
   - Annuity Payments                      --          --          --          --
   - Receipt (reimbursement) of
        mortality guarantee
        adjustment                         --          --          --          --
                                    ---------   ---------    --------   ---------
                                           --          --          --          --
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM UNIT
   TRANSACTIONS                        12,895    (146,828)     76,482     (53,052)
                                    ---------   ---------    --------   ---------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                              27,193    (156,912)     97,117      36,506
                                    ---------   ---------    --------   ---------
NET ASSETS AT DECEMBER 31, 2010     $ 129,437   $      --    $ 97,117   $ 472,081
                                    =========   =========    ========   =========

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2010

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

     -    Multi-Fund

     -    Multi-Fund 5

     -    Multi-Fund Select

     -    eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred twenty-two mutual funds (the Funds) of sixteen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio American Century VP Inflation Protection Class II Portfolio American Century VP International Class I Portfolio
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation  V.I. Class I Fund
   BlackRock Global Allocation V.I. Class III Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Diversified Income Service Class Series
   Delaware VIP Emerging Markets Service Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP High Yield Service Class Series
   Delaware VIP Limited-Term Diversified Income Service Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP Smid Cap Growth Service Class Series
   Delaware VIP U.S. Growth Service Class Series
   Delaware VIP Value Standard Class Series
   Delaware VIP Value Service Class Series
DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Alternative Asset Allocation Plus Class B Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Equity 500 Index Class B Fund
   DWS VIP Small Cap Index Class A Fund
   DWS VIP Small Cap Index Class B Fund
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 2 Fund
Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
   Janus Aspen Series Worldwide Institutional Class Portfolio Lincoln National Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP Capital Growth Service Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund
   LVIP Cohen & Steers Global Real Estate Service Class Fund
   LVIP Columbia Value Opportunities Service Class Fund

   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Bond Service Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund LVIP Delaware Foundation Aggressive Allocation Service Class Fund LVIP Delaware Foundation Conservative Allocation Standard Class Fund LVIP Delaware Foundation Conservative Allocation Service Class Fund LVIP Delaware Foundation Moderate Allocation Standard Class Fund LVIP Delaware Foundation Moderate Allocation Service Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Growth and Income Service Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Social Awareness Service Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Delaware Special Opportunities Service Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Global Income Service Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP Janus Capital Appreciation Service Class Fund
   LVIP MFS International Growth Service Class Fund
   LVIP MFS Value Service Class Fund
   LVIP Mid-Cap Value Service Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Mondrian International Value Service Class Fund
   LVIP Money Market Standard Class Fund
   LVIP Money Market Service Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Bond Index Service Class Fund
   LVIP SSgA Developed international 150 Service Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Service Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund
   LVIP SSgA Global Tactical Allocation Service Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA International Index Service Class Fund
   LVIP SSgA Large Cap 100 Service Class Fund
   LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA S&P 500 Index Service Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Cap Index Service Class Fund
   LVIP SSgA Small-Mid Cap 200 Service Class Fund
   LVIP T. Rowe Price Growth Stock Service Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund LVIP T. Rowe Price Structured Mid-Cap Growth Service Class Fund
   LVIP Templeton Growth Service Class Fund
   LVIP Turner Mid-Cap Growth Service Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund
   LVIP Wells Fargo Intrinsic Value Service Class Fund
   LVIP Wilshire 2010 Profile Standard Class Fund
   LVIP Wilshire 2010 Profile Service Class Fund
   LVIP Wilshire 2020 Profile Standard Class Fund
   LVIP Wilshire 2020 Profile Service Class Fund
   LVIP Wilshire 2030 Profile Standard Class Fund
   LVIP Wilshire 2030 Profile Service Class Fund
   LVIP Wilshire 2040 Profile Standard Class Fund
   LVIP Wilshire 2040 Profile Service Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund
   LVIP Wilshire Conservative Profile Service Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund
   LVIP Wilshire Moderate Profile Service Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund
   LVIP Wilshire Moderately Aggressive Profile Service Class Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series
   MFS VIT Utilities Service Class Series
Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio
   NB AMT Partners I Class Portfolio
   NB AMT Regency I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Advisor Class Fund
Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
Wells Fargo Variable Trust (WFVT):
   WFVT Advantage Intrinsic Value Class 2 Fund
   WFVT Advantage Omega Growth Class 2 Fund
   WFVT Advantage Small Cap Growth Class 2 Fund

*    Denotes an affiliate of the Company.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2009, the American Century VP Inflation Protection Portfolio, the BlackRock Global Allocation V.I. Fund, the BlackRock Global Allocation V.I. Class III Fund, the DWS VIP Alternative Asset Allocation Plus Class A Fund, the DWS VIP Alternative Asset Allocation Plus Class B Fund, the LVIP Delaware Foundation Moderate Allocation Fund, the LVIP Delaware Foundation Moderate Allocation Service Class Fund, the LVIP Global Income Fund, the LVIP Global Income Service Class Fund, the LVIP SSgA Bond Index Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund and the PIMCO VIT Commodity Real Return Advisor Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class B Fund changed its name to the ABVPSF Global Thematic Growth Class B Fund, the Delaware VIP Capital Reserves Service Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Service Class Series, the FTVIPT Templeton Global Income Securities Class 2 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 2 Fund, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the LVIP FI Equity-Income Service Class Fund changed its name to the LVIP Wells Fargo Intrinsic Value Service Class Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care Class IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund, the LVIP UBS Global Asset Allocation Service Class Fund merged into the

LVIP Delaware Foundation Aggressive Allocation Service Class Fund, the LVIP Delaware Managed Fund merged into the LVIP Delaware Foundation Conservative Allocation Fund and the LVIP Delaware Managed Service Class Fund merged into the LVIP Delaware Foundation Conservative Allocation Service Class Fund.

During 2010, the WFVT Advantage Omega Growth Class 2 Fund became available as an investment option for account contract owners. Accordingly, the 2010 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for this subaccount is for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the Invesco Variable Insurance Funds, Inc. (Invesco V.I.)

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series and the Delaware VIP Trend Service Class Series merged into the Delaware VIP Smid Cap Growth Service Class Series.

Also during 2010, the following funds changed their names:

PREVIOUS FUND NAME                                     NEW FUND NAME
---------------------------------------------------------------------------------------------------------------
LVIP Marsico International Growth Service Class Fund   LVIP MFS International Growth Service Class Fund
LVIP Wilshire Aggressive Profile Standard Class Fund   LVIP SSgA Global Tactical Allocation Standard Class Fund
LVIP Wilshire Aggressive Profile Service Class Fund    LVIP SSgA Global Tactical Allocation Service Class Fund
WFVT Advantage Equity Income Class 2 Fund              WFVT Advantage Intrinsic Value Class 2 Fund

During 2010, WFVT Advantage Large Company Growth Class 2 Fund ceased to be available as an investment option to Variable Account Contract owners.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the four contract types within the Variable Account:

-    Multi-Fund(R) at a daily rate of .00260822% to .0068548% (.952% to 2.502%
     on an annual basis)

-    Multi-Fund(R) 5 at a daily rate of .00178082% to .00712329 (.65% to 2.60%
     on an annual basis)

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis)

-    eAnnuity at a daily rate of .00150685% (.55% on an annual basis)

In addition, $6,259,031 and $6,513,270 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2010 and 2009, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2010                 1.000%    2.152%   $ 0.57    $18.49    52,000,917  $   33,715,620     16.06%     17.40%     1.99%
            2009                 1.000%    2.152%     0.48     15.87    67,029,916      36,195,590     50.41%     51.62%     0.00%
            2008                 1.000%    1.802%     0.32     10.55    58,615,699      20,580,155    -48.41%    -47.99%     0.00%
            2007                 1.000%    1.802%     0.62     20.46    72,666,319      47,782,876     17.75%     18.70%     0.00%
            2006                 1.000%    1.802%     0.52     12.04    59,298,538      32,362,349      6.98%      7.30%     0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2010                 1.002%    1.802%    10.62     10.83     2,842,432      30,776,000     11.34%     11.67%     0.00%
            2009                 1.002%    1.302%     9.54      9.70     3,131,247      30,359,283     18.79%     19.15%     3.58%
            2008                 1.002%    1.302%     8.03      8.14     3,388,358      27,572,040    -41.46%    -41.29%     1.80%
            2007                 1.002%    1.302%    13.71     13.86     3,913,772      54,242,467      3.50%      3.81%     1.19%
            2006                 1.002%    1.302%    13.25     13.35     4,427,694      59,110,718     15.47%     15.82%     0.25%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF INTERNATIONAL VALUE CLASS B
            2010                 1.000%    1.800%   $ 7.61    $ 7.90        28,345  $      221,965      2.45%      3.26%     2.74%
            2009                 1.000%    1.950%     7.39      7.65        26,448         201,216     31.76%     33.02%     1.05%
            2008                 1.000%    1.950%     5.63      5.75        30,687         175,446    -54.12%    -53.75%     0.92%
            2007                 1.000%    1.800%    12.27     12.43        70,159         870,558      3.70%      4.53%     0.93%
            2006      6/22/06    1.000%    1.800%    11.83     11.89        68,347         812,198      0.71%     23.86%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2010                 1.000%    2.600%    20.33     24.52        44,768         980,981     24.46%     25.65%     0.46%
            2009                 1.000%    1.950%    16.33     17.64        45,977         800,503     40.09%     41.43%     1.10%
            2008                 1.000%    1.950%    11.82     12.47        42,909         529,220    -36.70%    -36.22%     0.70%
            2007                 1.000%    1.800%    18.68     22.16        35,105         682,678     -0.11%      0.69%     1.07%
            2006                 1.000%    1.800%    18.69     22.19        23,101         446,812     12.38%     13.28%     0.44%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2010                 1.002%    2.152%    10.87     11.07     1,437,665      15,914,894      3.13%      4.31%     1.74%
            2009      5/19/09    1.002%    2.152%    10.54     10.61       687,742       7,299,190      0.74%      6.02%     1.97%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2010                 1.000%    2.600%    11.03     12.68       830,859      10,163,897      2.40%      4.05%     1.63%
            2009                 1.000%    2.600%    11.14     12.19       590,055       7,026,663      7.41%      9.14%     1.91%
            2008                 1.000%    2.600%    10.37     11.17       354,273       3,921,371     -4.13%     -2.58%     4.72%
            2007                 1.000%    2.600%    11.13     11.46       180,987       2,063,576      7.55%      8.42%     4.45%
            2006                 1.000%    1.800%    10.34     10.57       137,985       1,444,978     -0.23%      0.56%     3.29%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2010                 0.550%    0.550%     1.37      1.37        17,055          23,362     12.67%     12.67%     2.05%
            2009                 0.550%    0.550%     1.22      1.22        22,389          27,218     33.03%     33.03%     1.51%
            2008                 0.550%    0.550%     0.91      0.91        13,105          11,976    -45.13%    -45.13%     0.98%
            2007                 0.550%    0.550%     1.67      1.67        16,354          27,235     17.41%     17.41%     0.75%
            2006                 0.550%    0.550%     1.42      1.42        16,418          23,287     24.34%     24.34%     2.63%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2010                 1.000%    2.600%    14.81     16.46     5,823,272      95,794,172      8.88%     10.63%     1.46%
            2009                 1.000%    2.600%    13.61     14.88     6,375,604      94,827,191     38.65%     40.89%     1.49%
            2008                 1.000%    2.600%     9.81     10.56     6,231,631      65,787,912    -39.97%    -39.00%     1.86%
            2007                 1.000%    2.600%    16.73     17.32     5,825,731     100,836,019     12.63%     13.71%     2.90%
            2006                 1.000%    1.950%    14.92     15.23     4,014,042      61,115,653     18.28%     19.23%     0.84%
AMERICAN FUNDS GROWTH CLASS 2
            2010                 1.000%    2.600%     1.11     18.89   493,304,608     650,467,064     15.64%     17.50%     0.71%
            2009                 1.000%    2.600%     0.94     16.20   545,943,392     600,119,250     35.83%     38.02%     0.67%
            2008                 1.000%    2.600%     0.69     11.83   580,135,853     449,337,819    -45.41%    -44.53%     0.80%
            2007                 1.000%    2.600%     1.24     21.50   638,395,481     869,499,219      9.85%     11.23%     0.78%
            2006                 1.000%    2.250%     1.12     19.49   674,795,654     810,306,303      7.77%      9.12%     0.80%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2010                 1.000%    2.600%    11.15     16.02    17,624,631     213,796,579      8.57%     10.32%     1.48%
            2009                 1.000%    2.600%    10.23     14.64    18,122,702     199,162,564     28.32%     29.94%     1.68%
            2008                 1.000%    2.250%     7.96     11.36    17,049,126     144,182,314    -39.23%    -38.47%     1.82%
            2007                 1.000%    2.250%    13.09     18.61    15,366,836     211,285,522      2.71%      4.00%     1.65%
            2006                 1.000%    2.250%    12.85     18.03    12,330,341     163,043,507     12.64%     14.06%     1.83%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2010                 1.000%    2.600%     1.28     23.37   192,712,055     304,105,987      4.48%      6.17%     2.02%
            2009                 1.000%    2.600%     1.21     22.19   215,174,130     310,460,495     39.89%     41.65%     1.58%
            2008                 1.000%    2.250%     0.85     15.79   228,997,275     226,521,038    -43.41%    -42.70%     1.90%
            2007                 1.000%    2.250%     1.49     27.78   244,014,559     408,608,092     17.35%     18.83%     1.60%
            2006                 1.000%    2.250%     1.26     23.56   225,874,390     310,794,956     16.33%     17.79%     1.74%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2010                 1.002%    1.802%    12.62     12.68     1,508,550      19,126,536      8.63%      8.96%     1.67%
            2009      5/18/09    1.002%    1.302%    11.61     11.64       524,021       6,097,926     16.00%     16.37%     3.12%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS III
            2010                 1.000%    2.150%    12.46     12.62       430,062       5,422,177      7.80%      8.67%     1.86%
            2009      5/22/09    1.000%    1.800%    11.56     11.62        76,429         887,701      2.20%     15.58%     3.03%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2010                 1.002%    2.152%   $14.45    $15.59    11,589,110  $  180,588,126      5.76%      6.98%     4.69%
            2009                 1.002%    2.152%    13.94     14.58    11,858,313     172,760,085     24.69%     25.69%     5.93%
            2008                 1.002%    1.802%    11.18     11.60    12,295,495     142,537,849     -6.25%     -5.49%     3.89%
            2007                 1.002%    1.802%    11.92     12.27    10,220,689     125,386,671      5.71%      6.56%     2.80%
            2006                 1.002%    1.802%    11.28     11.52     7,112,957      81,894,023      5.99%      6.84%     0.73%
DELAWARE VIP DIVERSIFIED INCOME SERVICE CLASS
            2010                 1.000%    2.600%    13.80     15.34     3,220,765      49,106,868      5.10%      6.79%     4.38%
            2009                 1.000%    2.600%    13.13     14.36     2,699,451      38,590,210     23.41%     25.40%     5.42%
            2008                 1.000%    2.600%    10.64     11.45     2,132,973      24,320,615     -7.34%     -5.84%     3.50%
            2007                 1.000%    2.600%    11.76     12.17     1,565,289      18,964,143      5.34%      6.35%     2.26%
            2006                 1.000%    1.950%    11.20     11.44       732,435       8,355,999      5.65%      6.50%     1.11%
DELAWARE VIP EMERGING MARKETS SERVICE CLASS
            2010                 1.000%    2.600%    26.93     29.06       114,291       3,291,673     15.70%     17.03%     0.63%
            2009                 1.000%    2.150%    23.54     24.83       125,000       3,083,527     74.25%     75.90%     0.94%
            2008                 1.000%    1.950%    13.60     14.11       138,235       1,942,841    -52.55%    -52.16%     1.29%
            2007                 1.000%    1.800%    28.67     29.51       110,394       3,239,761     36.04%     37.13%     1.11%
            2006                 1.000%    1.800%    21.07     21.52        65,674       1,405,574     24.55%     25.55%     0.96%
DELAWARE VIP GLOBAL BOND STANDARD CLASS
            2007                 0.000%    0.000%       --        --            --              --      0.00%      0.00%    10.02%
            2006                 0.550%    0.550%     1.76      1.76        18,147          31,958      2.58%      2.58%     4.30%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2010                 1.002%    2.152%    13.80     14.71     2,587,556      38,060,859     12.87%     14.17%     7.50%
            2009                 1.002%    2.152%    12.42     12.89     2,716,822      35,006,080     46.32%     47.49%     6.76%
            2008                 1.002%    1.802%     8.49      8.74     1,692,571      14,787,002    -25.53%    -24.93%     8.41%
            2007                 1.002%    1.802%    11.40     11.64     1,767,608      20,571,351      0.96%      1.77%     6.57%
            2006                 1.002%    1.802%    11.29     11.44     1,401,130      16,023,618     10.44%     11.33%     3.23%
DELAWARE VIP HIGH YIELD SERVICE CLASS
            2010                 1.002%    1.002%    14.51     14.51       405,363       5,883,107     13.77%     13.77%     7.27%
            2009                 1.002%    1.002%    12.76     12.76       376,760       4,806,337     47.17%     47.17%     6.40%
            2008                 1.002%    1.002%     8.67      8.67       242,776       2,104,442    -25.18%    -25.18%     7.55%
            2007                 1.002%    1.002%    11.59     11.59       169,654       1,965,562      1.52%      1.52%     5.01%
            2006                 1.002%    1.002%    11.41     11.41        68,365         780,161     11.07%     11.07%     2.90%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME SERVICE CLASS
            2010                 1.000%    2.600%    11.00     12.02       220,607       2,618,555      1.62%      3.26%     2.03%
            2009                 1.000%    2.600%    11.22     11.64       142,462       1,646,980     10.58%     11.47%     3.30%
            2008                 1.000%    1.800%    10.15     10.44        27,579         285,855     -2.43%     -1.65%     4.23%
            2007                 1.000%    1.800%    10.40     10.62        12,171         128,434      2.37%      3.20%     4.56%
            2006                 1.000%    1.800%    10.16     10.16         9,968         102,064      2.47%      2.47%     4.34%
DELAWARE VIP REIT STANDARD CLASS
            2010                 1.000%    2.600%     2.56     21.62    43,153,316     116,160,606     23.73%     25.72%     2.75%
            2009                 1.000%    2.600%     2.04     17.20    45,005,631      96,403,216     20.15%     22.09%     4.69%
            2008                 1.000%    2.600%     1.68     14.08    52,833,111      92,800,424    -36.73%    -35.71%     2.37%
            2007                 1.000%    2.600%     2.61     21.91    64,156,361     175,018,010    -15.77%    -14.80%     1.57%
            2006                 1.000%    2.152%     3.08     25.71   101,214,445     323,270,992     29.81%     31.31%     1.80%
DELAWARE VIP REIT SERVICE CLASS
            2010                 1.002%    1.002%    15.32     15.32       887,644      13,597,791     25.35%     25.35%     2.51%
            2009                 1.002%    1.002%    12.22     12.22       801,913       9,800,403     22.01%     22.01%     4.05%
            2008                 1.002%    1.002%    10.02     10.02       667,801       6,689,068    -35.93%    -35.93%     1.93%
            2007                 1.002%    1.002%    15.63     15.63       538,905       8,425,273    -15.03%    -15.03%     1.06%
            2006                 1.002%    1.002%    18.40     18.40       410,686       7,556,798     31.00%     31.00%     1.33%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2010                 1.000%    2.152%     2.10     22.70    97,898,448     241,206,266     29.10%     30.60%     0.47%
            2009                 1.000%    2.150%     1.61     17.52   102,273,979     190,397,545     28.77%     30.25%     0.67%
            2008                 1.000%    2.150%     1.24     13.56   112,593,836     157,610,949    -31.56%    -30.76%     0.48%
            2007                 1.000%    2.150%     1.80     19.74   132,090,624     260,346,711     -8.82%     -7.77%     0.27%
            2006                 1.000%    2.150%     1.96     21.58   162,075,066     337,704,818     13.65%     14.73%     0.02%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2010      10/8/10    0.550%    2.152%   $ 2.72    $20.70    79,048,971  $  226,698,063     13.21%     13.63%     0.00%
DELAWARE VIP SMID CAP GROWTH SERVICE CLASS
            2010      10/8/10    1.002%    1.002%    14.52     14.52       602,239       8,747,116     13.45%     13.45%     0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009                 0.550%    2.152%     2.01     15.37    84,506,526     178,594,102     51.74%     53.88%     0.00%
            2008                 0.550%    1.950%     1.32     10.12    91,207,039     125,953,263    -47.77%    -47.03%     0.00%
            2007                 0.550%    1.950%     2.50     19.34   105,640,409     275,731,986      8.61%     10.14%     0.00%
            2006                 0.550%    1.950%     2.29     17.78   125,540,187     297,987,464      5.52%      7.00%     0.00%
DELAWARE VIP TREND SERVICE CLASS
            2009                 1.002%    1.002%    10.73     10.73       511,123       5,485,739     52.83%     52.83%     0.00%
            2008                 1.002%    1.002%     7.02      7.02       400,958       2,815,728    -47.39%    -47.39%     0.00%
            2007                 1.002%    1.002%    13.35     13.35       310,530       4,145,064      9.36%      9.36%     0.00%
            2006                 1.002%    1.002%    12.21     12.21       227,494       2,776,830      6.27%      6.27%     0.00%
DELAWARE VIP U.S. GROWTH SERVICE CLASS
            2010                 1.000%    1.750%    10.18     10.54         7,304          76,235     11.57%     12.41%     0.00%
            2009                 1.000%    1.750%     9.27      9.37         7,796          72,566     41.10%     41.52%     0.00%
            2008                 1.000%    1.300%     6.57      6.62         7,510          49,685    -43.60%    -43.43%     0.00%
            2007                 1.000%    1.750%    11.65     11.65         2,841          33,103     10.92%     10.92%     0.00%
            2006      11/1/06    1.300%    1.300%    10.50     10.50         1,313          13,795      4.26%      4.26%     0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2010                 0.550%    2.600%     1.99     15.85    53,337,067     114,397,671     12.66%     14.99%     2.44%
            2009                 0.550%    2.600%     1.74     13.95    58,984,059     110,211,217     14.94%     17.32%     3.29%
            2008                 0.550%    2.600%     1.49     12.04    67,376,106     106,993,770    -35.14%    -33.79%     2.99%
            2007                 0.550%    2.600%     2.27     18.42    81,976,955     196,998,173     -4.60%     -3.26%     1.59%
            2006                 0.550%    1.950%     2.37     19.27    88,171,906     218,333,816     21.71%     23.42%     1.50%
DELAWARE VIP VALUE SERVICE CLASS
            2010                 1.002%    1.002%    12.23     12.23       895,961      10,958,433     14.17%     14.17%     2.13%
            2009                 1.002%    1.002%    10.71     10.71       813,060       8,709,861     16.48%     16.48%     2.78%
            2008                 1.002%    1.002%     9.20      9.20       646,327       5,944,197    -34.23%    -34.23%     2.44%
            2007                 1.002%    1.002%    13.98     13.98       507,338       7,094,623     -3.96%     -3.96%     1.13%
            2006                 1.002%    1.002%    14.56     14.56       283,445       4,127,252     22.56%     22.56%     0.97%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2010                 1.002%    1.802%    12.86     12.86       163,742       2,105,191     11.34%     11.34%     1.09%
            2009      5/27/09    1.002%    1.002%    11.55     11.55        52,260         603,453     14.03%     14.03%     0.00%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS B
            2010                 1.000%    1.002%    12.80     12.81        30,641         392,391     11.02%     11.03%     0.81%
            2009      7/2/09     1.000%    1.002%    11.53     11.53         6,671          76,941     13.16%     15.28%     0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2010                 0.550%    1.802%     0.96     14.87   166,142,781     166,413,117     12.66%     14.08%     1.92%
            2009                 0.550%    1.802%     0.85     13.20   184,329,872     162,616,209     24.07%     25.63%     2.82%
            2008                 0.550%    1.950%     0.68     10.64   200,856,341     142,183,699    -38.37%    -37.50%     2.47%
            2007                 0.550%    2.152%     1.10     17.24   227,708,600     258,719,007      3.26%      4.72%     1.51%
            2006                 0.550%    1.950%     1.05     16.67   254,857,591     277,561,949     13.29%     14.89%     0.80%
DWS VIP EQUITY 500 INDEX CLASS B
            2010                 1.002%    1.002%    11.93     11.93       875,472      10,441,532     13.38%     13.38%     1.53%
            2009                 1.002%    1.002%    10.52     10.52       678,961       7,142,483     24.77%     24.77%     2.36%
            2008                 1.002%    1.002%     8.43      8.43       468,716       3,951,822    -37.96%    -37.96%     2.03%
            2007                 1.002%    1.002%    13.59     13.59       314,443       4,273,488      3.99%      3.99%     1.13%
            2006                 1.002%    1.002%    13.07     13.07       193,034       2,522,921     14.09%     14.09%     0.79%
DWS VIP SMALL CAP INDEX CLASS A
            2010                 0.550%    2.600%     1.71     20.93    24,139,931      43,875,812     23.15%     25.70%     0.95%
            2009                 0.550%    2.600%     1.37     16.86    26,266,622      38,206,851     23.32%     25.88%     1.79%
            2008                 0.550%    2.600%     1.10     13.56    29,027,659      33,822,875    -35.82%    -34.48%     1.62%
            2007                 0.550%    2.600%     1.69     20.96    33,243,245      59,345,229     -4.08%     -2.44%     0.89%
            2006                 0.550%    2.250%     1.75     21.75    39,601,841      72,303,839     14.88%     16.85%     0.69%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX CLASS B
            2010                 1.002%    1.002%   $13.82    $13.82       383,999  $    5,307,027     24.85%     24.85%     0.63%
            2009                 1.002%    1.002%    11.07     11.07       338,520       3,747,270     25.01%     25.01%     1.45%
            2008                 1.002%    1.002%     8.85      8.85       266,275       2,357,832    -34.98%    -34.98%     1.28%
            2007                 1.002%    1.002%    13.62     13.62       189,062       2,574,837     -3.13%     -3.13%     0.57%
            2006                 1.002%    1.002%    14.06     14.06       124,620       1,752,120     16.02%     16.02%     0.33%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2010                 1.000%    2.600%     1.52     17.87   134,573,374     225,221,520     14.10%     15.94%     1.08%
            2009                 1.000%    2.600%     1.31     15.54   148,581,402     213,580,220     32.65%     34.31%     1.33%
            2008                 1.000%    2.250%     0.98     11.66   160,695,810     169,865,917    -43.89%    -43.19%     0.89%
            2007                 1.000%    2.250%     1.73     20.69   165,155,099     304,848,847     14.89%     16.34%     0.88%
            2006                 1.000%    2.250%     1.49     17.92   163,076,259     256,486,938      9.11%     10.48%     1.12%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2010                 1.002%    1.002%    14.73     14.73     2,489,255      36,664,509     15.76%     15.76%     1.09%
            2009                 1.002%    1.002%    12.72     12.72     2,204,664      28,051,498     34.12%     34.12%     1.29%
            2008                 1.002%    1.002%     9.49      9.49     1,716,918      16,288,383    -43.26%    -43.26%     0.95%
            2007                 1.002%    1.002%    16.72     16.72     1,191,705      19,926,375     16.13%     16.13%     0.90%
            2006                 1.002%    1.002%    14.40     14.40       733,844      10,565,893     10.32%     10.32%     1.14%
FIDELITY VIP GROWTH SERVICE CLASS
            2010                 1.000%    1.802%     0.86     14.65    69,316,062      62,750,757     21.82%     22.82%     0.18%
            2009                 1.000%    1.802%     0.71     12.03    74,660,083      55,044,200     25.86%     26.87%     0.33%
            2008                 1.000%    1.950%     0.56      9.56    86,377,028      50,262,461    -48.25%    -47.76%     0.67%
            2007                 1.000%    2.152%     1.07     12.86   100,431,937     111,691,952     24.42%     25.61%     0.59%
            2006                 1.000%    1.950%     0.86     10.24    79,646,681      70,039,216      4.67%      5.67%     0.30%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2010                 1.002%    1.002%    11.86     11.86       403,557       4,786,152     22.63%     22.63%     0.03%
            2009                 1.002%    1.002%     9.67      9.67       342,456       3,312,066     26.69%     26.69%     0.23%
            2008                 1.002%    1.002%     7.63      7.63       264,007       2,015,447    -47.83%    -47.83%     0.78%
            2007                 1.002%    1.002%    14.63     14.63       147,217       2,154,399     25.40%     25.40%     0.30%
            2006                 1.002%    1.002%    11.67     11.67        79,340         925,919      5.51%      5.51%     0.11%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2010                 1.000%    2.600%    14.57     15.53       208,051       3,201,804     25.83%     27.29%     0.13%
            2009                 1.000%    2.150%    11.68     12.20       191,639       2,324,412     37.05%     38.36%     0.45%
            2008                 1.000%    1.950%     8.52      8.82       194,597       1,707,223    -40.78%    -40.21%     0.26%
            2007                 1.000%    1.950%    14.39     14.75       114,536       1,684,625     13.11%     14.19%     0.51%
            2006                 1.000%    1.950%    12.77     12.92        74,541         960,977     10.45%     11.28%     0.11%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2010                 1.000%    2.600%    11.21     12.07       165,820       1,975,515      9.78%     11.55%     6.65%
            2009                 1.000%    2.600%    10.21     10.82       156,006       1,671,551     32.12%     34.25%     9.24%
            2008                 1.000%    2.600%     7.73      8.06       186,582       1,490,914    -31.46%    -30.36%     5.38%
            2007                 1.000%    2.600%    11.40     11.57       155,427       1,788,802      1.75%      2.72%     2.76%
            2006      6/7/06     1.000%    1.950%    11.20     11.27        35,930         404,155      0.37%     11.53%     0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2010                 1.000%    1.950%     9.49      9.91       162,299       1,594,839      9.05%     10.09%     1.59%
            2009                 1.000%    1.950%     8.70      9.00       146,737       1,313,135     23.61%     24.79%     1.79%
            2008                 1.000%    1.950%     7.07      7.22       159,350       1,144,099    -38.23%    -37.73%     3.31%
            2007                 1.000%    1.800%    11.44     11.59       104,468       1,207,556      1.63%      2.45%     1.23%
            2006      7/19/06    1.000%    1.800%    11.26     11.31        18,083         204,269      4.03%     12.77%     0.00%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 2
            2010                 1.000%    2.600%    15.57     17.02       300,300       5,057,989     11.51%     13.31%     1.44%
            2009                 1.000%    2.600%    14.38     15.02       328,937       4,896,774     16.39%     17.50%    13.72%
            2008                 1.000%    1.950%    12.43     12.79       302,488       3,844,918      4.31%      5.15%     3.57%
            2007                 1.000%    1.800%    11.91     12.16       111,602       1,351,429      9.02%      9.90%     2.68%
            2006                 1.000%    1.800%    10.93     11.06        23,259         256,580     10.82%     11.65%     2.30%
INVESCO V.I. CORE EQUITY SERIES I
            2010                 1.000%    1.300%    10.60     10.89         4,510          48,179      8.14%      8.47%     0.87%
            2009                 1.000%    1.300%     9.80     10.04         5,966          58,782     26.64%     27.02%     1.50%
            2008                 1.000%    1.300%     7.74      7.90         9,292          72,080    -31.04%    -30.84%     2.74%
            2007                 1.000%    1.750%    10.92     11.43        12,784         143,501      6.24%      7.04%     1.00%
            2006      4/28/06    1.000%    1.750%    10.28     10.68        16,478         172,826      7.89%      8.43%     0.56%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2010                 1.000%    1.750%   $18.45   $19.80          2,906  $       55,655     10.91%     11.74%     2.05%
            2009                 1.000%    1.950%    16.39    17.72          8,429         145,153     32.63%     33.90%     1.32%
            2008                 1.000%    1.950%    12.36    13.24         10,792         139,920    -41.53%    -40.97%     0.54%
            2007                 1.000%    1.950%    21.14    22.43         34,456         768,430     12.50%     13.58%     0.41%
            2006                 1.000%    1.950%    18.79    19.74         37,356         732,508     25.76%     26.96%     1.42%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2010                 0.550%    1.750%     1.11    10.82        137,617         187,915     13.83%     15.20%     0.59%
            2009                 0.550%    1.750%     0.96     9.43        160,111         189,149     35.31%     36.94%     1.31%
            2008                 0.550%    1.750%     0.70     6.92        323,198         260,587    -45.62%    -44.96%     1.19%
            2007                 0.550%    1.750%     1.28    12.63        346,763         730,506      7.73%      9.03%     0.74%
            2006                 0.550%    1.750%     1.17    11.64        330,587         670,355     16.15%     17.56%     0.01%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2010                 0.550%    2.600%     2.10    19.23     58,186,783     145,271,885     23.14%     25.69%     0.00%
            2009                 0.550%    2.600%     1.69    15.49     64,485,414     125,909,741     35.85%     37.57%     0.00%
            2008                 0.550%    1.802%     1.23    11.40     68,187,879      94,814,740    -40.22%    -39.47%     0.00%
            2007                 0.550%    1.802%     2.06    19.08     78,327,260     175,843,860      1.57%      2.85%     0.00%
            2006                 0.550%    1.802%     2.01    18.78     85,738,959     183,983,607     13.46%     14.89%     0.00%
LVIP CAPITAL GROWTH SERVICE CLASS
            2010                 1.000%    1.000%     9.70     9.70          1,156          11,208     17.49%     17.49%     0.00%
            2009                 1.000%    1.000%     8.25     8.25          1,290          10,645     33.19%     33.19%     0.08%
            2008                 1.000%    1.000%     6.20     6.20          4,696          29,102    -42.31%    -42.31%     0.00%
            2007      9/14/07    1.000%    1.000%    10.74    10.74          2,272          24,407      6.70%      6.70%     0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2010                 1.002%    1.802%     7.34     7.56      1,060,785       8,017,360     15.87%     16.80%     0.00%
            2009                 1.002%    1.802%     6.34     6.47        898,568       5,814,988     35.37%     36.46%     0.00%
            2008                 1.002%    1.802%     4.68     4.74        655,277       3,107,333    -43.07%    -42.61%     1.52%
            2007      5/18/07    1.002%    1.802%     8.22     8.26        384,233       3,175,248    -17.35%    -12.96%     0.82%
LVIP COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2010                 1.000%    2.600%     7.07     7.49        396,148       2,956,711     14.65%     16.49%     0.00%
            2009                 1.000%    2.600%     6.30     6.43        291,612       1,869,424     35.04%     36.12%     0.00%
            2008                 1.000%    1.800%     4.66     4.72        184,483         869,931    -43.21%    -42.75%     1.34%
            2007      6/4/07     1.000%    1.800%     8.21     8.25         77,521         638,990    -18.21%     -5.58%     0.64%
LVIP COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2010                 1.000%    1.800%     9.19     9.29         19,613         181,071     22.84%     23.21%     0.00%
            2009                 1.000%    1.300%     7.48     7.54         23,644         177,941     22.75%     23.12%     0.36%
            2008                 1.000%    1.300%     6.10     6.12         19,453         118,999    -34.98%    -34.79%     0.26%
            2007      6/15/07    1.000%    1.300%     9.38     9.39         11,590         108,815     -6.96%     -1.96%     1.29%
LVIP CORE STANDARD CLASS
            2006      7/3/06     1.000%    1.000%    11.62    11.62            663           7,707      9.00%      9.00%     0.85%
LVIP DELAWARE BOND STANDARD CLASS
            2010                 0.550%    2.600%     8.85    16.12     37,044,897     348,818,183      5.70%      7.89%     3.37%
            2009                 0.550%    2.600%     8.26    15.01     40,260,631     352,396,046     16.26%     18.25%     4.23%
            2008                 0.550%    2.250%     7.04    12.75     45,357,833     335,604,648     -5.08%     -3.46%     4.59%
            2007                 0.550%    2.250%     7.35    13.27     48,170,653     369,981,385      3.10%      4.87%     4.95%
            2006                 0.550%    2.250%     7.06    12.71     48,982,589     359,659,112      2.84%      4.14%     4.36%
LVIP DELAWARE BOND SERVICE CLASS
            2010                 1.002%    1.002%    13.83    13.83      1,600,756      22,134,772      7.04%      7.04%     3.31%
            2009                 1.002%    1.002%    12.92    12.92      1,353,824      17,489,129     17.30%     17.30%     4.33%
            2008                 1.002%    1.002%    11.01    11.01      1,141,905      12,575,978     -4.22%     -4.22%     4.77%
            2007                 1.002%    1.002%    11.50    11.50        905,003      10,406,613      4.12%      4.12%     5.39%
            2006                 1.002%    1.002%    11.04    11.04        590,286       6,518,940      3.41%      3.41%     5.26%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2010                 1.000%    1.802%     3.92    15.83     34,534,572     141,737,955     10.47%     11.36%     2.67%
            2009                 1.000%    1.802%     3.53    14.33     39,459,380     145,249,902     29.64%     30.68%     1.65%
            2008                 1.000%    2.152%     2.71    11.05     46,239,559     130,488,766    -34.42%    -33.89%     6.25%
            2007                 1.000%    1.802%     4.11    16.85     53,644,322     229,050,374      4.47%      5.32%     1.66%
            2006                 1.000%    1.802%     3.92    16.12     59,876,504     242,081,548     12.47%     13.37%     1.29%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION SERVICE CLASS
            2010                 1.002%    1.002%   $13.68    $13.68       213,815  $    2,924,667     11.09%     11.09%     2.59%
            2009                 1.002%    1.002%    12.31     12.31       191,882       2,362,699     30.35%     30.35%     1.58%
            2008                 1.002%    1.002%     9.45      9.45       158,329       1,495,676    -34.05%    -34.05%     7.23%
            2007                 1.002%    1.002%    14.32     14.32       108,312       1,551,558      5.05%      5.05%     1.57%
            2006                 1.002%    1.002%    13.64     13.64        71,487         974,767     13.09%     13.09%     1.37%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION STANDARD CLASS
            2010                 0.550%    2.152%     6.74     14.59    41,066,974     289,557,453      8.08%      9.82%     1.68%
            2009                 0.550%    2.152%     6.18     13.45    46,270,649     298,489,104     20.23%     22.17%     2.86%
            2008                 0.550%    2.250%     5.10     11.15    52,644,737     279,056,184    -28.58%    -27.36%     2.37%
            2007                 0.550%    2.250%     7.07     15.54    62,261,149     456,251,555      2.26%      4.01%     2.31%
            2006                 0.550%    2.250%     6.85     15.13    71,559,716     506,089,645      8.11%      9.96%     2.35%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION SERVICE CLASS
            2010                 1.002%    1.002%    12.20     12.20       358,135       4,368,681      9.05%      9.05%     1.63%
            2009                 1.002%    1.002%    11.19     11.19       322,279       3,604,889     21.26%     21.26%     2.72%
            2008                 1.002%    1.002%     9.22      9.22       280,465       2,587,104    -27.94%    -27.94%     2.28%
            2007                 1.002%    1.002%    12.80     12.80       232,822       2,980,360      3.28%      3.28%     2.43%
            2006                 1.002%    1.002%    12.39     12.39       166,128       2,059,104      9.20%      9.20%     2.64%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION STANDARD CLASS
            2010                 1.000%    1.800%    12.97     12.97        92,080       1,193,855      9.90%      9.90%     3.59%
            2009      7/2/09     1.002%    1.002%    11.80     11.80        39,353         464,361     19.08%     19.08%     2.71%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION SERVICE CLASS
            2010                 1.002%    1.002%    12.91     12.91        28,868         372,699      9.62%      9.62%     4.19%
            2009      7/17/09    1.002%    1.002%    11.78     11.78         1,657          19,520     15.96%     15.96%     1.94%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2010                 0.550%    2.152%    11.12     14.89    81,235,094   1,006,268,897     10.53%     12.32%     0.93%
            2009                 0.550%    2.152%    10.02     13.43    95,617,597   1,059,349,551     22.03%     24.00%     1.12%
            2008                 0.550%    2.152%     8.18     10.96   106,083,785     952,152,602    -37.14%    -36.12%     1.23%
            2007                 0.550%    2.152%    12.96     17.38   124,080,963   1,751,316,941      3.86%      5.54%     1.12%
            2006                 0.550%    2.152%    12.43     16.67   142,636,453   1,916,210,608      9.97%     11.75%     1.20%
LVIP DELAWARE GROWTH AND INCOME SERVICE CLASS
            2010                 1.002%    1.002%    11.86     11.86       313,340       3,715,040     11.42%     11.42%     0.65%
            2009                 1.002%    1.002%    10.64     10.64       298,312       3,174,304     23.00%     23.00%     0.86%
            2008                 1.002%    1.002%     8.65      8.65       251,942       2,179,614    -36.63%    -36.63%     1.03%
            2007                 1.002%    1.002%    13.65     13.65       209,119       2,855,014      4.80%      4.80%     1.07%
            2006                 1.002%    1.002%    13.03     13.03       155,195       2,021,821     10.97%     10.97%     1.28%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2010                 0.550%    2.150%     6.83     16.65    75,130,706     535,442,674      9.20%     10.96%     0.59%
            2009                 0.550%    2.150%     6.20     15.19    85,534,742     551,755,780     27.49%     29.29%     0.69%
            2008                 0.550%    1.950%     4.83     11.90    97,127,360     486,687,455    -35.68%    -34.77%     0.86%
            2007                 0.550%    1.950%     7.47     18.47   113,611,901     876,777,353      0.98%      2.40%     0.82%
            2006                 0.550%    1.950%     7.35     18.27   132,242,404   1,000,811,447     10.14%     11.69%     0.86%
LVIP DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2010                 1.002%    1.002%    12.79     12.79       767,321       9,816,714     10.07%     10.07%     0.28%
            2009                 1.002%    1.002%    11.62     11.62       714,550       8,305,134     28.25%     28.25%     0.40%
            2008                 1.002%    1.002%     9.06      9.06       578,332       5,241,188    -35.29%    -35.29%     0.68%
            2007                 1.002%    1.002%    14.01     14.01       410,930       5,755,083      1.68%      1.68%     0.75%
            2006                 1.002%    1.002%    13.77     13.77       266,460       3,669,937     10.91%     10.91%     0.89%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2010                 0.550%    2.600%    18.36     22.90    25,291,841     484,158,705     28.12%     29.92%     0.73%
            2009                 0.550%    1.950%    14.24     17.85    27,514,039     407,188,333     27.92%     29.73%     0.97%
            2008                 0.550%    1.950%    11.06     13.93    30,865,380     353,705,115    -37.86%    -36.98%     1.07%
            2007                 0.550%    1.950%    17.68     22.38    36,635,734     669,117,339      1.80%      3.24%     0.92%
            2006                 0.550%    1.950%    17.26     21.95    42,245,439     750,623,519     13.81%     15.42%     1.25%
LVIP DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2010                 1.002%    1.002%    16.92     16.92     1,238,824      20,965,162     28.88%     28.88%     0.42%
            2009                 1.002%    1.002%    13.13     13.13     1,135,475      14,909,897     28.69%     28.69%     0.69%
            2008                 1.002%    1.002%    10.20     10.20       962,052       9,816,088    -37.48%    -37.48%     0.88%
            2007                 1.002%    1.002%    16.32     16.32       762,393      12,443,100      2.52%      2.52%     0.85%
            2006                 1.002%    1.002%    15.92     15.92       525,756       8,370,288     14.61%     14.61%     1.32%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP GLOBAL INCOME STANDARD CLASS
            2010                 1.002%    2.152%   $11.49    $11.70       464,851  $    5,439,009      7.72%      8.58%     3.38%
            2009      5/29/09    1.002%    1.802%    10.67     10.78       207,871       2,240,533     -0.14%      7.40%     3.64%
LVIP GLOBAL INCOME SERVICE CLASS
            2010                 1.000%    2.150%    11.46     11.61       187,889       2,175,402      7.47%      8.33%     3.45%
            2009      6/5/09     1.000%    1.800%    10.66     10.71        41,369         443,069      2.34%      7.97%     3.29%
LVIP GROWTH STANDARD CLASS
            2006      1/6/06     1.000%    1.000%    11.43     11.43         5,932          67,803      1.20%      1.20%     0.00%
LVIP GROWTH OPPORTUNITIES SERVICE CLASS
            2006      2/17/06    1.000%    1.300%    12.43     12.49         1,142          14,256     -6.32%      0.21%     0.00%
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2010                 0.550%    2.150%     2.54     15.40   110,441,528     292,870,274      8.98%     10.74%     0.72%
            2009                 0.550%    2.150%     2.31     14.08   123,185,079     296,244,494     36.05%     37.77%     0.85%
            2008                 0.550%    1.802%     1.69     10.35   136,720,126     239,646,675    -41.88%    -41.15%     0.65%
            2007                 0.550%    2.152%     2.90     17.81   155,446,162     465,106,010     18.27%     19.76%     0.26%
            2006                 0.550%    1.802%     2.44     15.06   180,963,891     453,859,825      7.71%      9.07%     0.18%
LVIP JANUS CAPITAL APPRECIATION SERVICE CLASS
            2010                 1.002%    1.002%    12.59     12.59       116,723       1,470,092      9.97%      9.97%     0.52%
            2009                 1.002%    1.002%    11.45     11.45       116,208       1,330,936     36.79%     36.79%     0.93%
            2008                 1.002%    1.002%     8.37      8.37        78,304         655,593    -41.56%    -41.56%     0.57%
            2007                 1.002%    1.002%    14.33     14.33        46,601         667,920     18.92%     18.92%     0.07%
            2006                 1.002%    1.002%    12.05     12.05        29,640         357,065      8.31%      8.31%     0.00%
LVIP MFS INTERNATIONAL GROWTH SERVICE CLASS
            2010                 1.000%    1.800%     8.22      8.46        54,829         461,939     10.81%     11.70%     0.54%
            2009                 1.000%    1.800%     7.41      7.57        52,912         399,369     33.10%     34.16%     0.82%
            2008                 1.000%    1.800%     5.57      5.64        22,338         125,967    -49.98%    -49.58%     0.98%
            2007      7/16/07    1.000%    1.800%    11.14     11.19        17,080         191,087     -4.64%      6.43%     0.91%
LVIP MFS VALUE SERVICE CLASS
            2010                 1.000%    1.800%     8.35      8.58       216,506       1,852,632      9.38%     10.21%     1.19%
            2009                 1.000%    1.750%     7.72      7.79       153,505       1,193,688     19.11%     19.47%     2.31%
            2008                 1.000%    1.300%     6.49      6.52        33,430         217,697    -33.33%    -33.13%     0.96%
            2007      7/2/07     1.000%    1.300%     9.73      9.75         8,378          81,574     -3.69%     -1.97%     1.16%
LVIP MID-CAP VALUE SERVICE CLASS
            2010                 1.000%    2.600%     8.25      8.74        28,861         250,424     20.42%     22.36%     0.01%
            2009                 1.000%    2.600%     6.99      7.14        27,624         196,119     39.55%     40.67%     0.32%
            2008                 1.000%    1.800%     5.08      5.08        14,340          72,712    -41.44%    -41.44%     0.09%
            2007      6/19/07    1.000%    1.000%     8.67      8.67        17,354         150,455    -13.30%    -13.30%     0.24%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2010                 0.550%    2.600%     3.13     20.02    85,064,523     282,661,794     -0.17%      1.90%     3.25%
            2009                 0.550%    2.600%     3.09     19.89    97,780,309     319,915,547     18.66%     20.57%     3.30%
            2008                 0.550%    2.150%     2.58     16.71   112,211,692     305,352,394    -38.00%    -37.00%     4.65%
            2007                 0.550%    2.152%     4.13     26.85   133,697,714     578,376,029      9.12%     10.88%     1.94%
            2006                 0.550%    2.150%     3.76     24.52   146,388,581     571,192,785     27.69%     29.29%     3.07%
LVIP MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2010                 1.002%    1.002%    14.57     14.57       934,102      13,609,629      1.19%      1.19%     3.28%
            2009                 1.002%    1.002%    14.40     14.40       875,766      12,609,248     19.72%     19.72%     3.43%
            2008                 1.002%    1.002%    12.03     12.03       711,662       8,558,832    -37.44%    -37.44%     5.26%
            2007                 1.002%    1.002%    19.22     19.22       540,433      10,389,706     10.10%     10.10%     2.15%
            2006                 1.002%    1.002%    17.46     17.46       309,980       5,412,706     28.39%     28.39%     3.30%
LVIP MONEY MARKET STANDARD CLASS
            2010                 0.550%    2.152%     2.96     10.93    28,161,445      88,408,556     -2.08%     -0.50%     0.05%
            2009                 0.550%    2.152%     3.00     11.03    38,469,410     122,166,786     -1.83%     -0.25%     0.31%
            2008                 0.550%    2.150%     3.03     11.11    54,988,651     174,554,551      0.17%      1.78%     2.26%
            2007                 0.550%    2.150%     3.00     10.97    37,320,400     118,142,507      2.73%      4.39%     4.84%
            2006                 0.550%    2.150%     2.89     10.55    30,112,148      90,045,597      2.86%      4.11%     4.60%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MONEY MARKET SERVICE CLASS
            2010                 1.002%    1.002%   $10.78    $10.78       630,231  $    6,793,544     -0.95%     -0.95%     0.04%
            2009                 1.002%    1.002%    10.88     10.88       613,227       6,673,978     -0.92%     -0.92%     0.08%
            2008                 1.002%    1.002%    10.98     10.98       529,216       5,812,883      1.07%      1.07%     1.92%
            2007                 1.002%    1.002%    10.87     10.87       233,298       2,535,357      3.66%      3.66%     4.57%
            2006                 1.002%    1.002%    10.48     10.48       104,041       1,090,741      3.38%      3.38%     4.43%
LVIP SSgA BOND INDEX STANDARD CLASS
            2010                 1.002%    1.802%    10.77     10.82       399,942       4,325,700      4.61%      4.91%     2.35%
            2009      5/19/09    1.002%    1.302%    10.29     10.31       193,961       1,999,805     -0.25%      3.04%     3.23%
LVIP SSgA BOND INDEX SERVICE CLASS
            2010                 1.000%    1.800%    10.77     11.33        97,162       1,078,531      3.82%      4.65%     2.10%
            2009                 1.000%    1.800%    10.78     10.83        41,215         439,743      2.91%      3.22%     2.45%
            2008      7/2/08     1.000%    1.300%    10.48     10.49         3,388          35,526      4.14%      4.33%     0.21%
LVIP SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
            2010                 1.000%    1.800%     9.51      9.51         6,289          59,600      5.93%      5.93%     1.04%
            2009                 1.000%    1.000%     8.97      8.97         3,247          29,132     42.89%     42.89%     1.28%
            2008     11/26/08    1.000%    1.000%     6.28      6.28           309           1,942      9.37%      9.37%     1.10%
LVIP SSgA EMERGING MARKETS 100 STANDARD CLASS
            2010                 1.002%    1.802%    17.96     18.04     1,677,789      30,269,313     26.12%     26.48%     1.42%
            2009      5/18/09    1.002%    1.302%    14.24     14.26     1,222,602      17,439,331     36.14%     42.64%     1.87%
LVIP SSgA EMERGING MARKETS 100 SERVICE CLASS
            2010                 1.000%    1.950%    14.03     17.97       200,473       3,342,773     24.99%     26.18%     1.31%
            2009      1/13/09    1.000%    1.950%    11.22     14.24        71,159         943,216      0.82%    101.17%     2.34%
LVIP SSgA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2010                 1.002%    1.302%    11.21     11.40     1,115,527      12,715,080      7.33%      7.65%     1.03%
            2009                 1.002%    1.302%    10.44     10.59     1,203,384      12,741,744     29.10%     29.49%     6.89%
            2008                 1.002%    1.302%     8.09      8.18     1,183,104       9,674,275    -41.23%    -41.05%     0.61%
            2007                 1.002%    1.302%    13.77     13.87     1,067,396      14,806,921      9.58%      9.91%     0.96%
            2006                 1.002%    1.302%    12.56     12.62       770,489       9,724,799     15.04%     15.38%     1.07%
LVIP SSgA GLOBAL TACTICAL ALLOCATION SERVICE CLASS
            2010                 1.000%    1.800%    10.75     11.24     1,307,694      14,697,531      6.54%      7.40%     0.86%
            2009                 1.000%    1.800%    10.32     10.47     1,120,549      11,727,114     28.78%     29.17%     7.12%
            2008                 1.000%    1.300%     8.10      8.10       765,879       6,205,575    -41.21%    -41.21%     0.34%
            2007                 1.000%    1.750%    13.78     13.78       378,438       5,213,611      9.64%      9.64%     0.74%
            2006                 1.000%    1.002%    12.57     12.57       187,875       2,361,697     15.10%     15.10%     0.65%
LVIP SSgA INTERNATIONAL INDEX STANDARD CLASS
            2010                 1.002%    1.802%    13.14     13.21       107,456       1,418,980      5.66%      5.98%     1.84%
            2009      5/22/09    1.002%    1.302%    12.44     12.46        59,994         747,604      5.73%     22.45%     2.19%
LVIP SSgA INTERNATIONAL INDEX SERVICE CLASS
            2010                 1.000%    1.002%     8.56     13.15        39,792         410,036      5.71%      5.72%     1.46%
            2009      3/20/09    1.000%    1.002%     8.10     12.44        25,397         227,386     20.35%     52.74%     2.36%
LVIP SSgA LARGE CAP 100 SERVICE CLASS
            2010                 1.000%    1.800%    11.00     11.00        14,119         155,303     17.71%     17.71%     1.29%
            2009      1/9/09     1.000%    1.000%     9.35      9.35         4,915          45,935     34.80%     34.80%     1.37%
LVIP SSgA S&P 500 INDEX STANDARD CLASS
            2010                 1.000%    2.152%     8.18     10.22     1,374,516      11,923,148     12.29%     13.59%     1.16%
            2009                 1.000%    2.152%     7.45      8.99     1,332,662      10,177,249     23.86%     24.85%     1.60%
            2008                 1.000%    1.800%     5.98      7.20       909,990       5,543,710    -38.01%    -37.82%     4.97%
            2007      4/27/07    1.000%    1.802%     9.62     11.59       299,179       2,957,466     -3.33%     -0.09%     1.82%
LVIP SSgA S&P 500 INDEX SERVICE CLASS
            2010                 1.002%    1.002%     8.45      8.45       217,056       1,833,468     13.31%     13.31%     1.10%
            2009                 1.002%    1.002%     7.45      7.45       135,174       1,007,714     24.53%     24.53%     1.48%
            2008                 1.002%    1.002%     5.99      5.99        65,297         390,908    -37.97%    -37.97%     7.66%
            2007      5/25/07    1.002%    1.002%     9.65      9.65         4,312          41,619     -2.89%     -2.89%     0.97%
LVIP SSgA SMALL-CAP INDEX STANDARD CLASS
            2010                 1.002%    1.802%     9.27      9.37       739,338       6,925,628     24.56%     24.93%     0.56%
            2009                 1.002%    1.302%     7.44      7.50       513,407       3,849,989     24.39%     24.77%     0.76%
            2008                 1.002%    1.302%     5.98      6.01       402,227       2,417,577    -34.83%    -34.63%     1.16%
            2007      5/18/07    1.002%    1.302%     9.18      9.20       299,062       2,749,900     -8.05%     -7.65%     0.88%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA SMALL-CAP INDEX SERVICE CLASS
            2010                 1.000%    2.600%   $ 8.76    $ 9.28       270,373  $    2,502,715     22.65%     24.62%     0.36%
            2009                 1.000%    2.600%     7.30      7.45       163,686       1,217,902     23.46%     24.46%     0.69%
            2008                 1.000%    1.800%     5.91      5.99        59,120         353,754    -35.31%    -34.79%     0.99%
            2007      5/25/07    1.000%    1.800%     9.14      9.18        22,921         210,371     -7.78%     -2.92%     0.79%
LVIP SSgA SMALL-MID CAP 200 SERVICE CLASS
            2010                 1.000%    1.800%    13.44     13.69        40,100         548,754     25.22%     26.16%     1.55%
            2009      1/13/09    1.000%    1.750%    10.73     10.85        32,454         352,192     32.43%     59.58%     2.82%
LVIP T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2010                 1.000%    2.150%     8.94      9.32        45,210         420,139     13.96%     15.28%     0.00%
            2009                 1.000%    2.150%     8.02      8.08        43,499         350,970     40.89%     41.31%     0.00%
            2008                 1.000%    1.300%     5.69      5.72        12,048          68,885    -42.74%    -42.57%     0.00%
            2007      7/17/07    1.000%    1.300%     9.94      9.96         1,210          12,043     -3.55%      1.14%     0.15%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2010                 1.000%    1.950%     1.90     19.83    83,519,521     165,991,250     26.08%     27.09%     0.00%
            2009                 1.000%    1.802%     1.50     15.73    90,627,212     141,672,810     43.73%     44.89%     0.10%
            2008                 1.000%    1.802%     1.04     10.94    92,177,120      99,366,833    -43.80%    -43.35%     0.00%
            2007                 1.000%    1.802%     1.84     13.91   102,662,658     195,141,740     11.62%     12.46%     0.00%
            2006                 1.000%    1.750%     1.64     12.37   116,454,482     196,624,821      7.38%      8.19%     0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2010                 1.002%    1.002%    15.13     15.13       328,962       4,978,146     26.78%     26.78%     0.00%
            2009                 1.002%    1.002%    11.94     11.94       261,926       3,126,346     44.51%     44.51%     0.00%
            2008                 1.002%    1.002%     8.26      8.26       155,800       1,286,808    -43.49%    -43.49%     0.00%
            2007                 1.002%    1.002%    14.62     14.62       118,553       1,732,713     12.17%     12.17%     0.00%
            2006                 1.002%    1.002%    13.03     13.03        75,019         977,470      7.91%      7.91%     0.00%
LVIP TEMPLETON GROWTH SERVICE CLASS
            2010                 1.000%    1.800%     7.83      8.05        36,052         288,617      4.46%      5.25%     1.69%
            2009                 1.000%    1.750%     7.50      7.65        32,479         247,647     25.59%     26.53%     1.77%
            2008                 1.000%    1.750%     6.02      6.04        27,985         168,688    -38.70%    -38.52%     2.02%
            2007      7/20/07    1.000%    1.300%     9.81      9.83        17,577         172,762     -3.62%      1.78%     3.02%
LVIP TURNER MID-CAP GROWTH SERVICE CLASS
            2010                 1.000%    1.800%    10.03     10.13        30,069         303,885     25.30%     25.67%     0.00%
            2009                 1.000%    1.300%     8.00      8.06        23,076         185,877     46.14%     46.58%     0.00%
            2008                 1.000%    1.300%     5.47      5.50        25,275         138,955    -50.09%    -49.94%     0.00%
            2007      6/21/07    1.000%    1.800%    10.94     10.99        37,833         415,378      0.23%      6.80%     0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2010                 0.550%    2.250%     2.97     14.73   108,428,498     336,944,711     15.31%     17.28%     0.97%
            2009                 0.550%    2.250%     2.55     12.71   121,966,160     324,548,680     20.56%     22.62%     1.18%
            2008                 0.550%    2.250%     2.09     10.50   139,450,741     304,075,336    -39.70%    -38.66%     1.45%
            2007                 0.550%    2.250%     3.44     17.33   166,743,738     595,030,053      2.03%      3.78%     1.13%
            2006                 0.550%    2.250%     3.34     16.91   201,058,618     693,609,325      8.79%     10.66%     1.27%
LVIP WELLS FARGO INTRINSIC VALUE SERVICE CLASS
            2010                 1.002%    1.002%    11.42     11.42       545,556       6,230,585     16.47%     16.47%     0.80%
            2009                 1.002%    1.002%     9.81      9.81       513,624       5,036,522     21.77%     21.77%     1.01%
            2008                 1.002%    1.002%     8.05      8.05       461,535       3,716,669    -39.09%    -39.09%     1.41%
            2007                 1.002%    1.002%    13.22     13.22       387,930       5,129,144      3.06%      3.06%     1.08%
            2006                 1.002%    1.002%    12.83     12.83       280,478       3,598,499      9.89%      9.89%     1.27%
LVIP WILSHIRE 2010 PROFILE STANDARD CLASS
            2010                 1.002%    1.002%    10.74     10.74       435,943       4,683,268     10.36%     10.36%     1.09%
            2009                 1.002%    1.002%     9.73      9.73       418,949       4,078,365     23.16%     23.16%     1.97%
            2008                 1.002%    1.002%     7.90      7.90       336,470       2,659,465    -24.67%    -24.67%     2.22%
            2007       6/5/07    1.002%    1.002%    10.49     10.49       115,386       1,210,709      4.95%      4.95%     0.76%
LVIP WILSHIRE 2010 PROFILE SERVICE CLASS
            2010                 1.000%    1.002%    10.65     10.65       132,174       1,407,072     10.07%     10.08%     0.97%
            2009                 1.000%    1.002%     9.67      9.67       104,054       1,006,355     22.86%     22.86%     1.99%
            2008                 1.002%    1.002%     7.87      7.87        44,920         353,600    -24.86%    -24.86%     3.57%
            2007       9/6/07    1.002%    1.002%    10.48     10.48           713           7,474      4.13%      4.13%     0.10%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2020 PROFILE STANDARD CLASS
            2010                 1.002%    1.002%   $10.32    $10.32     1,035,281  $   10,688,321     10.92%     10.92%     0.95%
            2009                 1.002%    1.002%     9.31      9.31       876,489       8,158,448     24.41%     24.41%     2.00%
            2008                 1.002%    1.002%     7.48      7.48       654,490       4,896,911    -27.62%    -27.62%     1.93%
            2007       6/5/07    1.002%    1.002%    10.34     10.34       137,176       1,418,015      3.36%      3.36%     0.54%
LVIP WILSHIRE 2020 PROFILE SERVICE CLASS
            2010                 1.000%    1.002%    10.23     10.23       565,037       5,781,576     10.64%     10.64%     0.83%
            2009                 1.000%    1.002%     9.25      9.25       361,359       3,341,947     24.10%     24.10%     1.86%
            2008                 1.000%    1.800%     7.45      7.45       188,871       1,407,411    -27.80%    -27.80%     2.26%
            2007       7/2/07    1.002%    1.002%    10.32     10.32        16,217         167,384      3.29%      3.29%     0.56%
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
            2010                 1.002%    1.002%    10.10     10.10       456,119       4,607,851     11.42%     11.42%     0.89%
            2009                 1.002%    1.002%     9.07      9.07       370,300       3,357,316     26.67%     26.67%     1.85%
            2008                 1.002%    1.002%     7.16      7.16       282,378       2,021,081    -31.47%    -31.47%     1.32%
            2007       6/5/07    1.002%    1.002%    10.44     10.44        57,763         603,292      3.97%      3.97%     0.65%
LVIP WILSHIRE 2030 PROFILE SERVICE CLASS
            2010                 1.000%    1.002%    10.01     10.01       515,740       5,163,661     11.14%     11.14%     0.72%
            2009                 1.000%    1.002%     9.01      9.01       329,297       2,966,567     26.37%     26.38%     1.67%
            2008                 1.000%    1.800%     7.13      7.13       157,459       1,122,375    -31.64%    -31.64%     1.13%
            2007      6/15/07    1.002%    1.002%    10.43     10.43         8,417          87,774      2.45%      2.45%     0.46%
LVIP WILSHIRE 2040 PROFILE STANDARD CLASS
            2010                 1.002%    1.002%     9.56      9.56       190,506       1,821,248     12.53%     12.53%     0.87%
            2009                 1.002%    1.002%     8.50      8.50       138,078       1,173,026     29.65%     29.65%     1.61%
            2008                 1.002%    1.002%     6.55      6.55        69,977         458,541    -36.19%    -36.19%     0.54%
            2007       6/5/07    1.002%    1.002%    10.27     10.27        23,053         236,734      1.96%      1.96%     1.52%
LVIP WILSHIRE 2040 PROFILE SERVICE CLASS
            2010                 1.000%    1.002%     9.46      9.47       547,192       5,184,087     12.12%     12.25%     0.67%
            2009                 1.000%    1.002%     8.44      8.44       341,885       2,885,447     29.33%     29.33%     1.47%
            2008                 1.002%    1.002%     6.53      6.53       125,421         818,481    -36.35%    -36.35%     0.33%
            2007      6/12/07    1.002%    1.002%    10.25     10.25        17,260         176,967      4.60%      4.60%     0.95%
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
            2010                 1.002%    1.802%    12.43     13.00     2,013,753      26,119,429      8.53%      9.40%     3.57%
            2009                 1.002%    1.802%    11.45     11.88     2,127,388      25,224,155     22.62%     23.60%     4.26%
            2008                 1.002%    2.152%     9.22      9.61     2,064,342      19,822,477    -20.18%    -19.25%     2.10%
            2007                 1.002%    2.152%    11.66     11.90     1,631,470      19,414,870      5.85%      6.70%     2.43%
            2006                 1.002%    1.802%    11.15     11.15       592,902       6,612,403      8.25%      8.25%     2.07%
LVIP WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
            2010                 1.000%    2.600%    12.26     12.82     1,215,689      15,524,092      8.26%      9.13%     3.62%
            2009                 1.000%    1.800%    11.32     11.74     1,010,999      11,841,052     22.32%     23.31%     4.42%
            2008                 1.000%    1.800%     9.26      9.52       688,639       6,541,829    -20.10%    -19.46%     2.39%
            2007                 1.000%    1.800%    11.60     11.83       320,063       3,776,768      5.64%      6.44%     2.25%
            2006                 1.000%    1.750%    11.06     11.11       111,196       1,232,274      7.66%      7.98%     1.57%
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
            2010                 1.002%    1.802%    12.33     12.89     3,557,676      45,794,257      9.96%     10.84%     2.96%
            2009                 1.002%    1.802%    11.21     11.63     3,542,601      41,156,295     25.75%     26.76%     4.42%
            2008                 1.002%    1.802%     8.92      9.17     3,519,126      32,264,427    -27.93%    -27.35%     1.99%
            2007                 1.002%    1.802%    12.37     12.63     3,072,537      38,775,052      7.32%      8.18%     1.58%
            2006                 1.002%    1.802%    11.62     11.67     1,853,090      21,617,478     10.59%     10.92%     1.33%
LVIP WILSHIRE MODERATE PROFILE SERVICE CLASS
            2010                 1.000%    2.600%    11.63     12.71     3,145,461      39,803,203      8.81%     10.57%     2.82%
            2009                 1.000%    2.600%    10.69     11.50     2,794,082      31,988,181     24.45%     26.46%     4.43%
            2008                 1.000%    2.600%     8.59      9.09     2,092,567      18,945,378    -28.69%    -27.54%     1.98%
            2007                 1.000%    2.600%    12.04     12.55     1,252,589      15,634,470      6.20%      7.91%     1.42%
            2006                 1.000%    2.600%    11.49     11.63       641,904       7,419,165      9.83%     10.66%     0.96%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
            2010                 1.002%    1.802%    11.82     12.35     2,527,113      31,213,441     10.71%     11.60%     2.80%
            2009                 1.002%    1.802%    10.67     11.07     2,646,317      29,289,716     26.72%     27.74%     4.52%
            2008                 1.002%    1.802%     8.42      8.67     2,819,467      24,430,353    -34.61%    -34.08%     1.04%
            2007                 1.002%    2.152%    13.04     13.15     2,673,296      35,140,923      8.39%      8.72%     1.79%
            2006                 1.002%    1.302%    12.03     12.09     1,789,528      21,639,637     12.66%     13.00%     1.37%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
            2010                 1.000%    2.600%   $11.14    $12.18     2,888,590  $   35,090,296      9.54%     11.31%     2.72%
            2009                 1.000%    2.600%    10.17     10.95     2,496,004      27,266,279     25.41%     27.43%     4.61%
            2008                 1.000%    2.600%     8.11      8.59     1,890,358      16,192,398    -35.29%    -34.24%     0.85%
            2007                 1.000%    2.600%    12.54     13.06     1,301,129      16,944,197      6.73%      8.45%     1.62%
            2006                 1.000%    2.600%    11.90     12.04       634,832       7,619,433     11.88%     12.72%     1.09%
MFS VIT CORE EQUITY INITIAL CLASS
            2010                 1.000%    1.000%    11.30     11.30           751           8,480     16.05%     16.05%     1.09%
            2009                 1.000%    1.000%     9.73      9.73           785           7,639     31.11%     31.11%     1.41%
            2008                 1.000%    1.000%     7.42      7.42         2,343          17,391    -39.76%    -39.76%     0.78%
            2007                 1.000%    1.000%    12.32     12.32         2,823          34,797     10.04%     10.04%     0.28%
            2006                 1.000%    1.000%    11.20     11.20         4,574          51,224     12.67%     12.67%     0.46%
MFS VIT TOTAL RETURN INITIAL CLASS
            2010                 1.000%    2.150%    12.84     14.12       144,923       1,970,440      7.59%      8.84%     3.02%
            2009                 1.000%    2.150%    11.89     13.08       137,285       1,722,113     15.92%     16.85%     3.66%
            2008                 1.000%    1.800%    10.25     11.28       137,735       1,478,274    -23.52%    -22.91%     3.15%
            2007                 1.000%    1.950%    13.23     14.76       163,877       2,277,093      2.20%      3.18%     2.14%
            2006                 1.000%    1.950%    12.95     13.59       136,026       1,834,530      9.73%     10.78%     2.25%
MFS VIT UTILITIES INITIAL CLASS
            2010                 1.000%    2.600%     1.77     32.32    94,799,023     177,937,825     10.89%     12.68%     3.25%
            2009                 1.000%    2.600%     1.57     28.92   113,649,833     189,174,002     29.80%     31.89%     4.98%
            2008                 1.000%    2.600%     1.20     22.10   132,048,365     166,633,469    -39.27%    -38.29%     1.55%
            2007                 1.000%    2.600%     1.95     36.10   161,490,436     328,186,127     25.05%     26.62%     0.86%
            2006                 1.000%    2.250%     1.54     28.74   119,417,464     190,728,952     28.34%     29.96%     1.84%
MFS VIT UTILITIES SERVICE CLASS
            2010                 1.002%    1.002%    21.87     21.87     1,104,759      24,165,411     12.38%     12.38%     2.90%
            2009                 1.002%    1.002%    19.46     19.46     1,007,078      19,602,196     31.54%     31.54%     4.38%
            2008                 1.002%    1.002%    14.80     14.80       802,348      11,872,243    -38.43%    -38.43%     1.24%
            2007                 1.002%    1.002%    24.03     24.03       530,472      12,748,498     26.29%     26.29%     0.67%
            2006                 1.002%    1.002%    19.03     19.03       274,439       5,222,621     29.66%     29.66%     1.51%
NB AMT MID-CAP GROWTH I CLASS
            2010                 0.550%    2.600%     1.43     19.73    79,759,166     127,939,637     25.79%     28.39%     0.00%
            2009                 0.550%    2.600%     1.12     15.56    86,976,558     107,883,375     28.22%     30.88%     0.00%
            2008                 0.550%    2.600%     0.86     12.04    99,063,496      93,082,641    -44.83%    -43.68%     0.00%
            2007                 0.550%    2.600%     1.55     21.64   116,972,224     192,787,598     20.16%     21.86%     0.00%
            2006                 0.550%    1.950%     1.28     17.98    98,051,155     131,399,543     12.48%     14.07%     0.00%
NB AMT PARTNERS I CLASS
            2010                 0.550%    0.550%     1.47      1.47        44,075          64,596     15.03%     15.03%     0.74%
            2009                 0.550%    0.550%     1.27      1.27        18,717          23,847     55.22%     55.22%     2.69%
            2008                 0.550%    0.550%     0.82      0.82        18,435          15,132    -52.65%    -52.65%     0.54%
            2007                 0.550%    0.550%     1.73      1.73        18,235          31,614      8.74%      8.74%     0.63%
            2006                 0.550%    0.550%     1.59      1.59        18,560          29,593     11.62%     11.62%     0.00%
NB AMT REGENCY I CLASS
            2010                 1.000%    2.250%    17.20     19.37        12,853         234,625     23.38%     24.93%     0.66%
            2009                 1.000%    2.250%    13.87     15.63        22,599         330,005     43.30%     45.10%     1.74%
            2008                 1.000%    2.600%     9.49     10.86        35,716         360,023    -47.21%    -46.36%     1.15%
            2007                 1.000%    2.600%    17.87     20.40        44,933         847,209      1.00%      2.27%     0.43%
            2006                 1.000%    2.250%    17.64     19.73        46,483         858,531      8.69%     10.06%     0.43%
PIMCO VIT COMMODITY REAL RETURN ADVISOR CLASS
            2010                 1.000%    1.300%    15.44     15.44         8,473         130,450     23.01%     23.01%    15.50%
            2009       7/2/09    1.000%    1.000%    12.55     12.55         2,992          37,552     22.90%     22.90%     5.48%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2010                 1.000%    1.300%    11.10     11.40         8,177          92,910      1.14%      1.45%     1.86%
            2009                 1.000%    1.300%    10.97     11.24         8,874          99,442     24.38%     24.75%     0.00%
            2008                 1.000%    1.300%     8.82      9.01        11,633         104,589    -18.15%    -17.90%     0.00%
            2007                 1.000%    1.300%    10.78     10.97        13,265         145,244     -1.89%     -1.59%     0.81%
            2006                 1.000%    1.300%    10.98     11.15        14,602         162,518      1.47%      1.77%     0.69%

                                MINIMUM   MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE       FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
WFVT ADVANTAGE INTRINSIC VALUE CLASS 2
            2010                 1.000%    1.750%   $10.47    $11.17        11,884  $      129,437     11.85%     12.70%     0.83%
            2009                 1.000%    1.750%     9.36      9.91        10,584         102,244     14.83%     15.70%     2.05%
            2008                 1.000%    1.750%     8.15      8.57         9,970          83,369    -37.57%    -37.10%     1.88%
            2007                 1.000%    1.800%    13.06     13.62        11,255         155,598      1.01%      1.77%     1.54%
            2006                 1.000%    1.750%    12.93     13.38        14,867         196,361     16.49%     17.37%     1.60%
WFVT ADVANTAGE LARGE COMPANY GROWTH CLASS 2
            2010                 0.000%    0.000%       --        --            --              --      0.00%      0.00%     0.66%
            2009                 1.000%    1.750%     9.18      9.72        16,370         156,912     40.89%     41.95%     0.45%
            2008                 1.000%    1.750%     6.52      6.85         6,970          46,363    -40.05%    -39.60%     0.27%
            2007                 1.000%    1.750%    10.87     11.34         6,774          74,860      5.75%      6.54%     0.00%
            2006                 1.000%    1.750%    10.28     10.64         5,641          58,522      0.57%      1.33%     0.00%
WFVT ADVANTAGE OMEGA GROWTH CLASS 2
            2010      7/16/10    1.000%    1.750%    10.37     11.07         9,034          97,117     25.89%     26.32%     0.00%
WFVT ADVANTAGE SMALL CAP GROWTH CLASS 2
            2010                 1.000%    1.750%    16.51     17.61        27,081         472,081     24.58%     25.51%     0.00%
            2009                 1.000%    1.750%    13.25     14.03        31,231         435,575     50.00%     51.13%     0.00%
            2008                 1.000%    1.750%     8.84      9.29        29,550         272,228    -42.44%    -42.01%     0.00%
            2007                 1.000%    1.800%    15.35     16.01        26,624         427,172     11.84%     12.68%     0.00%
            2006                 1.000%    1.750%    13.73     14.21        20,693         291,976     20.62%     21.53%     0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                                    AGGREGATE      AGGREGATE
                                                                     COST OF       PROCEEDS
                                                                    PURCHASES     FROM SALES
---------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                             $  2,327,246   $  9,325,196
ABVPSF Growth and Income Class B                                     1,119,003      4,277,622
ABVPSF International Value Class B                                      89,053         70,299
ABVPSF Small/Mid Cap Value Class A                                     314,744        339,155
American Century VP Inflation Protection Class I                     9,987,248      1,655,147
American Century VP Inflation Protection Class II                    3,415,136        517,690
American Century VP International Class I                                5,103         11,048
American Funds Global Growth Class 2                                 4,082,240     11,723,234
American Funds Growth Class 2                                        6,912,672     56,586,249
American Funds Growth-Income Class 2                                 9,373,990     13,592,871
American Funds International Class 2                                 8,547,674     28,875,160
BlackRock Global Allocation V.I. Class I                            12,873,233      1,086,769
BlackRock Global Allocation V.I. Class III                           4,480,037        280,485
Delaware VIP Diversified Income Standard Class                      17,888,326     14,815,589
Delaware VIP Diversified Income Service Class                       11,066,570      1,842,561
Delaware VIP Emerging Markets Service Class                            541,827        809,538
Delaware VIP High Yield Standard Class                               8,850,327      8,509,017
Delaware VIP High Yield Service Class                                1,564,802        844,564
Delaware VIP Limited-Term Diversified Income Service Class           1,306,878        364,479
Delaware VIP REIT Standard Class                                    10,698,487     13,072,539
Delaware VIP REIT Service Class                                      2,097,559        762,618
Delaware VIP Small Cap Value Service Class                          14,483,199     21,133,467
Delaware VIP Smid Cap Growth Standard Class                        202,744,427      3,221,062
Delaware VIP Smid Cap Growth Service Class                           7,931,518        182,734
Delaware VIP Trend Standard Class                                   10,729,576    216,648,702
Delaware VIP Trend Service Class                                     1,226,805      7,628,496
Delaware VIP U.S. Growth Service Class                                   7,389         13,067
Delaware VIP Value Standard Class                                    3,578,843     12,587,513
Delaware VIP Value Service Class                                     1,693,970        674,721
DWS VIP Alternative Asset Allocation Plus Class A                    1,645,625        269,039
DWS VIP Alternative Asset Allocation Plus Class B                      333,768         44,283
DWS VIP Equity 500 Index Class A                                     4,044,730     18,931,538
DWS VIP Equity 500 Index Class B                                     2,328,034        175,046
DWS VIP Small Cap Index Class A                                      3,578,454      6,752,642
DWS VIP Small Cap Index Class B                                        837,805        306,952
Fidelity VIP Contrafund Service Class                                3,966,759     23,535,148
Fidelity VIP Contrafund Service Class 2                              4,817,568      1,025,345
Fidelity VIP Growth Service Class                                    2,466,073      6,727,367
Fidelity VIP Growth Service Class 2                                    920,768        333,374
Fidelity VIP Mid Cap Service Class 2                                   626,133        431,136
FTVIPT Franklin Income Securities Class 2                              454,497        253,329
FTVIPT Mutual Shares Securities Class 2                                317,575        170,184
FTVIPT Templeton Global Bond Securities Class 2                        360,733        786,361
Invesco V.I. Core Equity Series I                                        1,936         16,143
Invesco V.I. International Growth Series I                              23,005        116,444
Janus Aspen Series Worldwide Institutional Class                        24,062         49,420
LVIP Baron Growth Opportunities Service Class                        2,049,445     13,680,405
LVIP Capital Growth Service Class                                           --          1,126
LVIP Cohen & Steers Global Real Estate Standard Class                2,412,721      1,324,174
LVIP Cohen & Steers Global Real Estate Service Class                   896,918        203,856
LVIP Columbia Value Opportunities Service Class                         13,607         46,108
LVIP Delaware Bond Standard Class                                   25,954,866     39,602,725
LVIP Delaware Bond Service Class                                     4,987,617        789,404
LVIP Delaware Foundation Aggressive Allocation Standard Class        3,856,158     19,829,884
LVIP Delaware Foundation Aggressive Allocation Service Class           693,073        368,114
LVIP Delaware Foundation Conservative Allocation Standard Class      5,270,615     38,038,047
LVIP Delaware Foundation Conservative Allocation Service Class         684,732        245,025
LVIP Delaware Foundation Moderate Allocation Standard Class            775,876        119,189
LVIP Delaware Foundation Moderate Allocation Service Class             333,346          5,188
LVIP Delaware Growth and Income Standard Class                       8,872,306    171,865,649

                                                                    AGGREGATE     AGGREGATE
                                                                     COST OF       PROCEEDS
                                                                    PURCHASES     FROM SALES
--------------------------------------------------------------------------------------------
LVIP Delaware Growth and Income Service Class                      $   501,832   $   347,631
LVIP Delaware Social Awareness Standard Class                        3,332,671    73,181,325
LVIP Delaware Social Awareness Service Class                         1,201,890       640,816
LVIP Delaware Special Opportunities Standard Class                   5,234,949    42,025,198
LVIP Delaware Special Opportunities Service Class                    2,305,629       867,088
LVIP Global Income Standard Class                                    4,176,440     1,160,195
LVIP Global Income Service Class                                     1,804,357       137,619
LVIP Janus Capital Appreciation Standard Class                       2,940,996    34,867,911
LVIP Janus Capital Appreciation Service Class                          287,691       290,428
LVIP MFS International Growth Service Class                            123,187       109,463
LVIP MFS Value Service Class                                           591,515       106,139
LVIP Mid-Cap Value Service Class                                        76,458        68,149
LVIP Mondrian International Value Standard Class                     8,990,030    42,065,770
LVIP Mondrian International Value Service Class                      1,884,839       776,803
LVIP Money Market Standard Class                                    16,208,111    50,133,116
LVIP Money Market Service Class                                      2,466,942     2,369,269
LVIP SSgA Bond Index Standard Class                                  3,902,806     1,712,510
LVIP SSgA Bond Index Service Class                                     750,536       129,959
LVIP SSgA Developed International 150 Service Class                     29,459         3,568
LVIP SSgA Emerging Markets 100 Standard Class                       15,641,853     7,804,754
LVIP SSgA Emerging Markets 100 Service Class                         2,209,871       327,193
LVIP SSgA Global Tactical Allocation Standard Class                  1,683,546     2,506,588
LVIP SSgA Global Tactical Allocation Service Class                   2,911,741       969,870
LVIP SSgA International Index Standard Class                         1,439,473       771,997
LVIP SSgA International Index Service Class                            266,946       105,083
LVIP SSgA Large Cap 100 Service Class                                  134,162        36,419
LVIP SSgA S&P 500 Index Standard Class                               4,432,600     4,075,045
LVIP SSgA S&P 500 Index Service Class                                  924,477       287,922
LVIP SSgA Small-Cap Index Standard Class                             4,558,351     2,552,094
LVIP SSgA Small-Cap Index Service Class                              1,058,400       245,208
LVIP SSgA Small-Mid Cap 200 Service Class                              327,123       236,288
LVIP T. Rowe Price Growth Stock Service Class                          121,087       112,781
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class          2,467,219    15,360,140
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           1,106,194       284,633
LVIP Templeton Growth Service Class                                     42,318        14,410
LVIP Turner Mid-Cap Growth Service Class                               112,725        53,773
LVIP Wells Fargo Intrinsic Value Standard Class                      3,290,999    41,337,545
LVIP Wells Fargo Intrinsic Value Service Class                         801,530       483,240
LVIP Wilshire 2010 Profile Standard Class                            1,400,133     1,234,638
LVIP Wilshire 2010 Profile Service Class                               599,731       317,137
LVIP Wilshire 2020 Profile Standard Class                            3,215,655     1,672,327
LVIP Wilshire 2020 Profile Service Class                             2,185,942       218,315
LVIP Wilshire 2030 Profile Standard Class                            1,523,955       754,899
LVIP Wilshire 2030 Profile Service Class                             1,946,359       218,374
LVIP Wilshire 2040 Profile Standard Class                              939,176       469,349
LVIP Wilshire 2040 Profile Service Class                             1,939,840       195,380
LVIP Wilshire Conservative Profile Standard Class                    3,630,051     4,490,951
LVIP Wilshire Conservative Profile Service Class                     4,479,932     1,656,540
LVIP Wilshire Moderate Profile Standard Class                        6,343,287     5,249,001
LVIP Wilshire Moderate Profile Service Class                         6,609,205     1,840,763
LVIP Wilshire Moderately Aggressive Profile Standard Class           4,077,134     5,000,586
LVIP Wilshire Moderately Aggressive Profile Service Class            6,365,673     1,498,657
MFS VIT Core Equity Initial Class                                           84           417
MFS VIT Total Return Initial Class                                     680,967       541,801
MFS VIT Utilities Initial Class                                      6,991,583    34,565,220
MFS VIT Utilities Service Class                                      3,164,967       860,252
NB AMT Mid-Cap Growth I Class                                        2,972,629    12,177,658
NB AMT Partners I Class                                                 31,826           280
NB AMT Regency I Class                                                  16,106       172,845
PIMCO VIT Commodity Real Return Advisor Class                          102,445        18,669
Putnam VT Global Health Care Class IB                                    1,712         9,146
WFVT Advantage Intrinsic Value Class 2                                  23,949        11,593
WFVT Advantage Large Company Growth Class 2                              1,764       148,583
WFVT Advantage Omega Growth Class 2                                     80,272         4,322
WFVT Advantage Small Cap Growth Class 2                                204,576       262,638

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                                 NET
                                                                    SHARES      ASSET     FAIR VALUE         COST OF
                                                                     OWNED      VALUE      OF SHARES         SHARES
-----------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                              1,775,162   $18.99   $   33,710,336   $   27,878,077
ABVPSF Growth and Income Class B                                   1,808,998    17.01       30,771,051       38,435,067
ABVPSF International Value Class B                                    15,029    14.77          221,972          255,415
ABVPSF Small/Mid Cap Value Class A                                    57,879    16.95          981,050          849,797
American Century VP Inflation Protection Class I                   1,432,280    11.11       15,912,631       15,525,694
American Century VP Inflation Protection Class II                    916,281    11.09       10,161,557        9,743,023
American Century VP International Class I                              2,729     8.56           23,362           20,708
American Funds Global Growth Class 2                               4,459,808    21.48       95,796,672       90,735,797
American Funds Growth Class 2                                     11,968,425    54.34      650,364,228      639,114,983
American Funds Growth-Income Class 2                               6,239,459    34.25      213,701,459      223,565,403
American Funds International Class 2                              16,910,334    17.98      304,047,800      287,979,008
BlackRock Global Allocation V.I. Class I                           1,183,907    16.15       19,120,101       17,707,896
BlackRock Global Allocation V.I. Class III                           373,739    14.49        5,415,478        5,064,898
Delaware VIP Diversified Income Standard Class                    16,021,300    11.28      180,720,265      156,672,805
Delaware VIP Diversified Income Service Class                      4,367,547    11.22       49,003,879       44,032,134
Delaware VIP Emerging Markets Service Class                          148,748    22.13        3,291,789        2,837,958
Delaware VIP High Yield Standard Class                             6,249,509     6.04       37,747,034       33,319,623
Delaware VIP High Yield Service Class                                976,929     6.02        5,881,113        5,205,734
Delaware VIP Limited-Term Diversified Income Service Class           259,391    10.09        2,617,251        2,556,843
Delaware VIP REIT Standard Class                                  12,126,365     9.58      116,170,580      156,207,302
Delaware VIP REIT Service Class                                    1,418,374     9.58       13,588,020       16,820,357
Delaware VIP Small Cap Value Service Class                         7,562,345    31.89      241,163,177      189,078,629
Delaware VIP Smid Cap Growth Standard Class                       10,204,451    22.22      226,742,894      199,683,255
Delaware VIP Smid Cap Growth Service Class                           404,200    21.65        8,750,937        7,757,922
Delaware VIP U.S. Growth Service Class                                 9,471     8.05           76,238           64,480
Delaware VIP Value Standard Class                                  6,932,719    16.49      114,320,528      120,415,720
Delaware VIP Value Service Class                                     664,925    16.47       10,951,319       11,463,421
DWS VIP Alternative Asset Allocation Plus Class A                    151,817    13.85        2,102,665        1,939,785
DWS VIP Alternative Asset Allocation Plus Class B                     28,277    13.84          391,358          364,768
DWS VIP Equity 500 Index Class A                                  12,638,103    13.17      166,443,819      159,934,732
DWS VIP Equity 500 Index Class B                                     792,468    13.17       10,436,804        9,607,316
DWS VIP Small Cap Index Class A                                    3,535,573    12.41       43,876,457       42,169,069
DWS VIP Small Cap Index Class B                                      427,673    12.40        5,303,148        4,971,406
Fidelity VIP Contrafund Service Class                              9,459,206    23.81      225,223,697      243,706,454
Fidelity VIP Contrafund Service Class 2                            1,560,348    23.49       36,652,581       37,792,648
Fidelity VIP Growth Service Class                                  1,696,632    36.99       62,758,412       74,246,894
Fidelity VIP Growth Service Class 2                                  130,236    36.72        4,782,263        4,194,185
Fidelity VIP Mid Cap Service Class 2                                  99,655    32.13        3,201,905        2,722,350
FTVIPT Franklin Income Securities Class 2                            133,304    14.82        1,975,560        1,950,190
FTVIPT Mutual Shares Securities Class 2                               99,990    15.95        1,594,846        1,594,119
FTVIPT Templeton Global Bond Securities Class 2                      259,504    19.49        5,057,725        4,339,118
Invesco V.I. Core Equity Series I                                      1,783    27.03           48,181           42,724
Invesco V.I. International Growth Series I                             1,940    28.69           55,657           41,722
Janus Aspen Series Worldwide Institutional Class                       6,245    30.13          188,174          175,276
LVIP Baron Growth Opportunities Service Class                      4,798,156    30.27      145,240,181      110,472,993
LVIP Capital Growth Service Class                                        439    25.56           11,208           10,267
LVIP Cohen & Steers Global Real Estate Standard Class              1,074,090     7.46        8,014,858        7,277,147
LVIP Cohen & Steers Global Real Estate Service Class                 397,499     7.44        2,955,407        2,496,781
LVIP Columbia Value Opportunities Service Class                       17,203    10.53          181,077          165,496
LVIP Delaware Bond Standard Class                                 25,475,494    13.70      348,886,891      320,285,348
LVIP Delaware Bond Service Class                                   1,613,233    13.70       22,096,452       20,910,944
LVIP Delaware Foundation Aggressive Allocation Standard Class     11,456,389    12.38      141,784,269      145,740,758
LVIP Delaware Foundation Aggressive Allocation Service Class         236,099    12.37        2,920,780        2,875,465
LVIP Delaware Foundation Conservative Allocation Standard Class   20,592,018    14.07      289,647,321      300,377,014
LVIP Delaware Foundation Conservative Allocation Service Class       310,391    14.07        4,366,273        4,487,203
LVIP Delaware Foundation Moderate Allocation Standard Class           87,411    13.65        1,193,163        1,113,151
LVIP Delaware Foundation Moderate Allocation Service Class            26,411    13.91          367,244          346,532
LVIP Delaware Growth and Income Standard Class                    34,752,579    28.96    1,006,504,194    1,041,600,733
LVIP Delaware Growth and Income Service Class                        128,299    28.93        3,711,422        3,769,131
LVIP Delaware Social Awareness Standard Class                     17,518,849    30.57      535,603,780      513,717,976

                                                                                 NET
                                                                    SHARES      ASSET     FAIR VALUE         COST OF
                                                                     OWNED      VALUE      OF SHARES         SHARES
-----------------------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Service Class                         321,430   $30.52   $    9,811,019   $    9,677,888
LVIP Delaware Special Opportunities Standard Class                12,313,827    39.32      484,216,629      365,186,577
LVIP Delaware Special Opportunities Service Class                    533,692    39.29       20,967,693       19,373,581
LVIP Global Income Standard Class                                    469,733    11.57        5,436,686        5,285,990
LVIP Global Income Service Class                                     187,553    11.59        2,173,557        2,120,297
LVIP Janus Capital Appreciation Standard Class                    13,618,438    21.50      292,837,272      280,570,938
LVIP Janus Capital Appreciation Service Class                         68,729    21.35        1,467,294        1,263,834
LVIP MFS International Growth Service Class                           36,909    12.52          461,953          400,980
LVIP MFS Value Service Class                                          81,302    22.80        1,853,761        1,610,721
LVIP Mid-Cap Value Service Class                                      17,660    14.18          250,432          199,683
LVIP Mondrian International Value Standard Class                  18,302,971    15.45      282,725,994      255,252,536
LVIP Mondrian International Value Service Class                      881,630    15.44       13,613,245       15,943,489
LVIP Money Market Standard Class                                   8,841,987    10.00       88,419,882       88,419,882
LVIP Money Market Service Class                                      675,945    10.00        6,759,446        6,759,444
LVIP SSgA Bond Index Standard Class                                  392,836    10.98        4,311,377        4,278,093
LVIP SSgA Bond Index Service Class                                    98,210    10.98        1,078,250        1,062,108
LVIP SSgA Developed International 150 Service Class                    6,968     8.55           59,602           51,411
LVIP SSgA Emerging Markets 100 Standard Class                      2,167,315    13.96       30,262,212       23,934,100
LVIP SSgA Emerging Markets 100 Service Class                         239,244    13.96        3,340,084        2,752,821
LVIP SSgA Global Tactical Allocation Standard Class                1,240,659    10.31       12,794,911       13,834,965
LVIP SSgA Global Tactical Allocation Service Class                 1,423,209    10.32       14,680,401       14,682,214
LVIP SSgA International Index Standard Class                         183,915     7.93        1,458,814        1,371,060
LVIP SSgA International Index Service Class                           51,675     7.93          409,990          368,841
LVIP SSgA Large Cap 100 Service Class                                 15,020    10.34          155,307          136,463
LVIP SSgA S&P 500 Index Standard Class                             1,354,170     8.82       11,937,007       10,193,256
LVIP SSgA S&P 500 Index Service Class                                208,096     8.82        1,835,406        1,540,318
LVIP SSgA Small-Cap Index Standard Class                             386,662    17.90        6,922,790        5,865,325
LVIP SSgA Small-Cap Index Service Class                              139,662    17.91        2,501,071        1,980,491
LVIP SSgA Small-Mid Cap 200 Service Class                             42,679    12.86          548,769          431,485
LVIP T. Rowe Price Growth Stock Service Class                         23,799    17.65          420,151          312,326
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class       11,508,509    14.43      166,067,778      157,004,731
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           350,901    14.17        4,972,624        3,744,226
LVIP Templeton Growth Service Class                                   11,313    25.51          288,626          293,273
LVIP Turner Mid-Cap Growth Service Class                              27,187    11.18          303,894          281,794
LVIP Wells Fargo Intrinsic Value Standard Class                   25,216,159    13.36      336,963,532      390,767,582
LVIP Wells Fargo Intrinsic Value Service Class                       465,966    13.35        6,219,718        6,800,060
LVIP Wilshire 2010 Profile Standard Class                            444,178    10.56        4,689,189        4,121,802
LVIP Wilshire 2010 Profile Service Class                             133,265    10.56        1,406,874        1,225,067
LVIP Wilshire 2020 Profile Standard Class                          1,045,701    10.22       10,687,062        9,557,822
LVIP Wilshire 2020 Profile Service Class                             565,422    10.22        5,779,748        5,012,573
LVIP Wilshire 2030 Profile Standard Class                            453,029    10.16        4,600,968        4,096,522
LVIP Wilshire 2030 Profile Service Class                             508,306    10.16        5,163,368        4,454,393
LVIP Wilshire 2040 Profile Standard Class                            187,585     9.70        1,820,324        1,620,447
LVIP Wilshire 2040 Profile Service Class                             534,300     9.69        5,177,372        4,350,681
LVIP Wilshire Conservative Profile Standard Class                  2,161,198    12.03       26,007,851       24,282,639
LVIP Wilshire Conservative Profile Service Class                   1,289,514    12.03       15,516,719       14,229,928
LVIP Wilshire Moderate Profile Standard Class                      3,840,986    11.93       45,807,603       43,689,346
LVIP Wilshire Moderate Profile Service Class                       3,336,200    11.93       39,784,188       36,636,043
LVIP Wilshire Moderately Aggressive Profile Standard Class         2,733,011    11.42       31,216,455       31,104,829
LVIP Wilshire Moderately Aggressive Profile Service Class          3,069,848    11.42       35,063,805       33,512,847
MFS VIT Core Equity Initial Class                                        542    15.65            8,480            7,577
MFS VIT Total Return Initial Class                                   105,318    18.71        1,970,504        1,989,081
MFS VIT Utilities Initial Class                                    7,040,196    25.27      177,905,746      175,997,577
MFS VIT Utilities Service Class                                      968,087    24.95       24,153,780       23,837,639
NB AMT Mid-Cap Growth I Class                                      4,665,868    27.42      127,938,090      109,166,593
NB AMT Partners I Class                                                5,732    11.27           64,597           70,773
NB AMT Regency I Class                                                15,276    15.36          234,633          213,736
PIMCO VIT Commodity Real Return Advisor Class                         14,399     9.06          130,454          121,195
Putnam VT Global Health Care Class IB                                  7,591    12.24           92,913           85,233
WFVT Advantage Intrinsic Value Class 2                                10,144    12.76          129,442          155,651
WFVT Advantage Omega Growth Class 2                                    4,047    24.00           97,121           76,561
WFVT Advantage Small Cap Growth Class 2                               58,645     8.05          472,096          416,047

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                                                 NET
                                                                     UNITS        UNITS        INCREASE
                                                                    ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                              8,672,569   (23,701,568)  (15,028,999)
ABVPSF Growth and Income Class B                                     404,504      (693,319)     (288,815)
ABVPSF International Value Class B                                    12,614       (10,717)        1,897
ABVPSF Small/Mid Cap Value Class A                                    18,651       (19,860)       (1,209)
American Century VP Inflation Protection Class I                   1,152,063      (402,140)      749,923
American Century VP Inflation Protection Class II                    364,699      (123,895)      240,804
American Century VP International Class I                              3,693        (9,027)       (5,334)
American Funds Global Growth Class 2                               1,060,621    (1,612,953)     (552,332)
American Funds Growth Class 2                                     45,351,082   (97,989,866)  (52,638,784)
American Funds Growth-Income Class 2                               3,158,926    (3,656,997)     (498,071)
American Funds International Class 2                              23,570,424   (46,032,499)  (22,462,075)
BlackRock Global Allocation V.I. Class I                           1,293,196      (308,667)      984,529
BlackRock Global Allocation V.I. Class III                           428,905       (75,272)      353,633
Delaware VIP Diversified Income Standard Class                     2,348,880    (2,618,083)     (269,203)
Delaware VIP Diversified Income Service Class                      1,058,528      (537,214)      521,314
Delaware VIP Emerging Markets Service Class                           27,864       (38,573)      (10,709)
Delaware VIP High Yield Standard Class                             1,073,448    (1,202,714)     (129,266)
Delaware VIP High Yield Service Class                                140,041      (111,438)       28,603
Delaware VIP Limited-Term Diversified Income Service Class           127,431       (49,286)       78,145
Delaware VIP REIT Standard Class                                   9,858,162   (11,710,477)   (1,852,315)
Delaware VIP REIT Service Class                                      229,746      (144,015)       85,731
Delaware VIP Small Cap Value Service Class                        20,686,344   (25,061,875)   (4,375,531)
Delaware VIP Smid Cap Growth Standard Class                       82,120,750    (3,071,779)   79,048,971
Delaware VIP Smid Cap Growth Service Class                           629,357       (27,118)      602,239
Delaware VIP Trend Standard Class                                  8,415,849   (92,922,375)  (84,506,526)
Delaware VIP Trend Service Class                                     130,628      (641,751)     (511,123)
Delaware VIP U.S. Growth Service Class                                   843        (1,335)         (492)
Delaware VIP Value Standard Class                                  5,038,437   (10,685,429)   (5,646,992)
Delaware VIP Value Service Class                                     217,015      (134,114)       82,901
DWS VIP Alternative Asset Allocation Plus Class A                    150,091       (38,609)      111,482
DWS VIP Alternative Asset Allocation Plus Class B                     30,806        (6,836)       23,970
DWS VIP Equity 500 Index Class A                                  13,057,992   (31,245,083)  (18,187,091)
DWS VIP Equity 500 Index Class B                                     264,508       (67,997)      196,511
DWS VIP Small Cap Index Class A                                    4,745,090    (6,871,781)   (2,126,691)
DWS VIP Small Cap Index Class B                                       96,797       (51,318)       45,479
Fidelity VIP Contrafund Service Class                             15,297,882   (29,305,910)  (14,008,028)
Fidelity VIP Contrafund Service Class 2                              628,381      (343,790)      284,591
Fidelity VIP Growth Service Class                                  8,732,450   (14,076,471)   (5,344,021)
Fidelity VIP Growth Service Class 2                                  129,250       (68,149)       61,101
Fidelity VIP Mid Cap Service Class 2                                  59,682       (43,270)       16,412
FTVIPT Franklin Income Securities Class 2                             43,061       (33,247)        9,814
FTVIPT Mutual Shares Securities Class 2                               43,890       (28,328)       15,562
FTVIPT Templeton Global Bond Securities Class 2                       24,953       (53,590)      (28,637)
Invesco V.I. Core Equity Series I                                        139        (1,595)       (1,456)
Invesco V.I. International Growth Series I                             1,279        (6,802)       (5,523)
Janus Aspen Series Worldwide Institutional Class                      21,994       (44,488)      (22,494)
LVIP Baron Growth Opportunities Service Class                      6,756,721   (13,055,352)   (6,298,631)
LVIP Capital Growth Service Class                                         --          (134)         (134)
LVIP Cohen & Steers Global Real Estate Standard Class                558,144      (395,927)      162,217
LVIP Cohen & Steers Global Real Estate Service Class                 183,085       (78,549)      104,536
LVIP Columbia Value Opportunities Service Class                        4,980        (9,011)       (4,031)
LVIP Delaware Bond Standard Class                                  5,300,516    (8,516,250)   (3,215,734)
LVIP Delaware Bond Service Class                                     473,405      (226,473)      246,932
LVIP Delaware Foundation Aggressive Allocation Standard Class      1,263,945    (6,188,753)   (4,924,808)
LVIP Delaware Foundation Aggressive Allocation Service Class          66,194       (44,261)       21,933
LVIP Delaware Foundation Conservative Allocation Standard Class    1,464,173    (6,667,848)   (5,203,675)
LVIP Delaware Foundation Conservative Allocation Service Class        76,786       (40,930)       35,856
LVIP Delaware Foundation Moderate Allocation Standard Class           64,111       (11,384)       52,727
LVIP Delaware Foundation Moderate Allocation Service Class            27,896          (685)       27,211
LVIP Delaware Growth and Income Standard Class                     6,868,256   (21,250,759)  (14,382,503)
LVIP Delaware Growth and Income Service Class                         65,178       (50,150)       15,028

                                                                                                  NET
                                                                     UNITS        UNITS        INCREASE
                                                                    ISSUED       REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Standard Class                      3,574,198   (13,978,234)   (10,404,036)
LVIP Delaware Social Awareness Service Class                         159,549      (106,778)        52,771
LVIP Delaware Special Opportunities Standard Class                 2,570,592    (4,792,790)    (2,222,198)
LVIP Delaware Special Opportunities Service Class                    282,730      (179,381)       103,349
LVIP Global Income Standard Class                                    437,699      (180,719)       256,980
LVIP Global Income Service Class                                     178,823       (32,303)       146,520
LVIP Janus Capital Appreciation Standard Class                     5,351,848   (18,095,399)   (12,743,551)
LVIP Janus Capital Appreciation Service Class                         37,111       (36,596)           515
LVIP MFS International Growth Service Class                           19,083       (17,166)         1,917
LVIP MFS Value Service Class                                          76,843       (13,842)        63,001
LVIP Mid-Cap Value Service Class                                      11,125        (9,888)         1,237
LVIP Mondrian International Value Standard Class                   5,605,069   (18,320,855)   (12,715,786)
LVIP Mondrian International Value Service Class                      217,745      (159,409)        58,336
LVIP Money Market Standard Class                                  12,549,836   (22,857,801)   (10,307,965)
LVIP Money Market Service Class                                      347,191      (330,187)        17,004
LVIP SSgA Bond Index Standard Class                                  431,918      (225,937)       205,981
LVIP SSgA Bond Index Service Class                                    78,815       (22,868)        55,947
LVIP SSgA Developed International 150 Service Class                    3,398          (356)         3,042
LVIP SSgA Emerging Markets 100 Standard Class                      1,543,541    (1,088,354)       455,187
LVIP SSgA Emerging Markets 100 Service Class                         176,522       (47,208)       129,314
LVIP SSgA Global Tactical Allocation Standard Class                  240,339      (328,196)       (87,857)
LVIP SSgA Global Tactical Allocation Service Class                   419,444      (232,299)       187,145
LVIP SSgA International Index Standard Class                         130,584       (83,122)        47,462
LVIP SSgA International Index Service Class                           28,657       (14,262)        14,395
LVIP SSgA Large Cap 100 Service Class                                 12,792        (3,588)         9,204
LVIP SSgA S&P 500 Index Standard Class                               796,192      (754,338)        41,854
LVIP SSgA S&P 500 Index Service Class                                139,837       (57,955)        81,882
LVIP SSgA Small-Cap Index Standard Class                             693,248      (467,317)       225,931
LVIP SSgA Small-Cap Index Service Class                              159,711       (53,024)       106,687
LVIP SSgA Small-Mid Cap 200 Service Class                             27,150       (19,504)         7,646
LVIP T. Rowe Price Growth Stock Service Class                         15,084       (13,373)         1,711
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        9,159,630   (16,267,321)    (7,107,691)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           116,630       (49,594)        67,036
LVIP Templeton Growth Service Class                                    6,948        (3,375)         3,573
LVIP Turner Mid-Cap Growth Service Class                              13,186        (6,193)         6,993
LVIP Wells Fargo Intrinsic Value Standard Class                    5,331,054   (18,868,716)   (13,537,662)
LVIP Wells Fargo Intrinsic Value Service Class                       116,499       (84,567)        31,932
LVIP Wilshire 2010 Profile Standard Class                            154,316      (137,322)        16,994
LVIP Wilshire 2010 Profile Service Class                              67,329       (39,209)        28,120
LVIP Wilshire 2020 Profile Standard Class                            397,675      (238,883)       158,792
LVIP Wilshire 2020 Profile Service Class                             253,153       (49,475)       203,678
LVIP Wilshire 2030 Profile Standard Class                            187,152      (101,333)        85,819
LVIP Wilshire 2030 Profile Service Class                             238,666       (52,223)       186,443
LVIP Wilshire 2040 Profile Standard Class                            111,559       (59,131)        52,428
LVIP Wilshire 2040 Profile Service Class                             267,238       (61,931)       205,307
LVIP Wilshire Conservative Profile Standard Class                    379,540      (493,175)      (113,635)
LVIP Wilshire Conservative Profile Service Class                     464,206      (259,516)       204,690
LVIP Wilshire Moderate Profile Standard Class                        651,392      (636,317)        15,075
LVIP Wilshire Moderate Profile Service Class                         786,764      (435,385)       351,379
LVIP Wilshire Moderately Aggressive Profile Standard Class           449,985      (569,189)      (119,204)
LVIP Wilshire Moderately Aggressive Profile Service Class            838,273      (445,687)       392,586
MFS VIT Core Equity Initial Class                                         --           (34)           (34)
MFS VIT Total Return Initial Class                                    54,235       (46,597)         7,638
MFS VIT Utilities Initial Class                                   10,534,310   (29,385,120)   (18,850,810)
MFS VIT Utilities Service Class                                      261,354      (163,673)        97,681
NB AMT Mid-Cap Growth I Class                                      9,569,025   (16,786,417)    (7,217,392)
NB AMT Partners I Class                                               25,358            --         25,358
NB AMT Regency I Class                                                   949       (10,695)        (9,746)
PIMCO VIT Commodity Real Return Advisor Class                          6,891        (1,410)         5,481
Putnam VT Global Health Care Class IB                                     --          (697)          (697)
WFVT Advantage Intrinsic Value Class 2                                 2,297          (997)         1,300
WFVT Advantage Large Company Growth Class 2                              103       (16,473)       (16,370)
WFVT Advantage Omega Growth Class 2                                    9,415          (381)         9,034
WFVT Advantage Small Cap Growth Class 2                               13,697       (17,847)        (4,150)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                                                  NET
                                                                     UNITS         UNITS        INCREASE
                                                                    ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Series I                                        277         (3,603)       (3,326)
Invesco V.I. International Growth Series I                                 3         (2,366)       (2,363)
ABVPSF Global Thematic Growth Class B                             30,812,282    (22,398,065)    8,414,217
ABVPSF Growth and Income Class B                                     614,424       (871,535)     (257,111)
ABVPSF International Value Class B                                    17,841        (22,080)       (4,239)
ABVPSF Small/Mid Cap Value Class A                                    19,427        (16,359)        3,068
American Century VP Inflation Protection Class I                     736,507        (48,765)      687,742
American Century VP Inflation Protection Class II                    330,577        (94,795)      235,782
American Century VP International Class I                              9,284             --         9,284
American Funds Global Growth Class 2                               1,666,759     (1,522,786)      143,973
American Funds Growth Class 2                                     75,239,599   (109,432,060)  (34,192,461)
American Funds Growth-Income Class 2                               4,675,112     (3,601,536)    1,073,576
American Funds International Class 2                              37,087,616    (50,910,761)  (13,823,145)
BlackRock Global Allocation V.I. Class I                             556,926        (32,905)      524,021
BlackRock Global Allocation V.I. Class III                            80,243         (3,814)       76,429
Delaware VIP Diversified Income Standard Class                     2,685,871     (3,123,053)     (437,182)
Delaware VIP Diversified Income Service Class                      1,000,764       (434,286)      566,478
Delaware VIP Emerging Markets Service Class                           36,982        (50,217)      (13,235)
Delaware VIP High Yield Standard Class                             2,143,373     (1,119,122)    1,024,251
Delaware VIP High Yield Service Class                                215,696        (81,712)      133,984
Delaware VIP Limited-Term Diversified Income Service Class           138,548        (23,665)      114,883
Delaware VIP REIT Standard Class                                   7,566,563    (15,394,043)   (7,827,480)
Delaware VIP REIT Service Class                                      277,789       (143,677)      134,112
Delaware VIP Small Cap Value Service Class                        16,697,777    (27,017,634)  (10,319,857)
Delaware VIP Trend Standard Class                                 11,209,566    (17,910,079)   (6,700,513)
Delaware VIP Trend Service Class                                     195,065        (84,900)      110,165
Delaware VIP U.S. Growth Service Class                                 3,634         (3,348)          286
Delaware VIP Value Standard Class                                  7,019,328    (15,411,375)   (8,392,047)
Delaware VIP Value Service Class                                     282,409       (115,676)      166,733
DWS VIP Alternative Asset Allocation Plus Class A                     58,506         (6,246)       52,260
DWS VIP Alternative Asset Allocation Plus Class B                      7,472           (801)        6,671
DWS VIP Equity 500 Index Class A                                  20,354,923    (36,881,392)  (16,526,469)
DWS VIP Equity 500 Index Class B                                     287,938        (77,693)      210,245
DWS VIP Small Cap Index Class A                                    4,310,250     (7,071,287)   (2,761,037)
DWS VIP Small Cap Index Class B                                      124,974        (52,729)       72,245
Fidelity VIP Contrafund Service Class                             23,571,025    (35,685,433)  (12,114,408)
Fidelity VIP Contrafund Service Class 2                              796,231       (308,485)      487,746
Fidelity VIP Growth Service Class                                  9,113,011    (20,829,956)  (11,716,945)
Fidelity VIP Growth Service Class 2                                  149,854        (71,405)       78,449
Fidelity VIP Mid Cap Service Class 2                                  62,429        (65,387)       (2,958)
FTVIPT Franklin Income Securities Class 2                             64,608        (95,184)      (30,576)
FTVIPT Mutual Shares Securities Class 2                               78,797        (91,410)      (12,613)
FTVIPT Templeton Global Bond Securities Class 2                      125,986        (99,537)       26,449
Janus Aspen Series Worldwide Institutional Class                      22,950       (186,037)     (163,087)
LVIP Baron Growth Opportunities Service Class                      9,904,504    (13,606,969)   (3,702,465)
LVIP Capital Growth Service Class                                      1,282         (4,688)       (3,406)
LVIP Cohen & Steers Global Real Estate Standard Class                653,317       (410,026)      243,291
LVIP Cohen & Steers Global Real Estate Service Class                 184,608        (77,479)      107,129
LVIP Columbia Value Opportunities Service Class                        7,107         (2,916)        4,191
LVIP Delaware Bond Standard Class                                  7,585,171    (12,682,373)   (5,097,202)
LVIP Delaware Bond Service Class                                     439,885       (227,966)      211,919
LVIP Delaware Foundation Aggressive Allocation Standard Class      2,189,612     (8,969,791)   (6,780,179)
LVIP Delaware Foundation Aggressive Allocation Service Class          76,028        (42,475)       33,553
LVIP Delaware Foundation Conservative Allocation Standard Class    2,573,728     (8,947,816)   (6,374,088)
LVIP Delaware Foundation Conservative Allocation Service Class        92,460        (50,646)       41,814
LVIP Delaware Foundation Moderate Allocation Standard Class           39,923           (570)       39,353
LVIP Delaware Foundation Moderate Allocation Service Class             1,761           (104)        1,657
LVIP Delaware Growth and Income Standard Class                     7,577,652    (18,043,840)  (10,466,188)
LVIP Delaware Growth and Income Service Class                         89,601        (43,231)       46,370
LVIP Delaware Social Awareness Standard Class                      6,481,680    (18,074,298)  (11,592,618)

                                                                                                  NET
                                                                     UNITS        UNITS        INCREASE
                                                                    ISSUED       REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Service Class                         223,735       (87,517)       136,218
LVIP Delaware Special Opportunities Standard Class                 2,105,312    (5,456,653)    (3,351,341)
LVIP Delaware Special Opportunities Service Class                    328,417      (154,994)       173,423
LVIP Global Income Standard Class                                    233,265       (25,394)       207,871
LVIP Global Income Service Class                                      44,270        (2,901)        41,369
LVIP Janus Capital Appreciation Standard Class                     7,321,025   (20,856,072)   (13,535,047)
LVIP Janus Capital Appreciation Service Class                         53,282       (15,378)        37,904
LVIP MFS International Growth Service Class                           50,975       (20,401)        30,574
LVIP MFS Value Service Class                                         131,146       (11,071)       120,075
LVIP Mid-Cap Value Service Class                                      24,272       (10,988)        13,284
LVIP Mondrian International Value Standard Class                   7,790,016   (22,221,399)   (14,431,383)
LVIP Mondrian International Value Service Class                      295,152      (131,048)       164,104
LVIP Money Market Standard Class                                  20,107,747   (36,626,988)   (16,519,241)
LVIP Money Market Service Class                                      519,781      (435,770)        84,011
LVIP SSgA Bond Index Standard Class                                  214,252       (20,291)       193,961
LVIP SSgA Bond Index Service Class                                    41,683        (3,856)        37,827
LVIP SSgA Developed International 150 Service Class                    4,803        (1,865)         2,938
LVIP SSgA Emerging Markets 100 Standard Class                      1,589,698      (367,096)     1,222,602
LVIP SSgA Emerging Markets 100 Service Class                          80,942        (9,783)        71,159
LVIP SSgA International Index Standard Class                          95,483       (35,489)        59,994
LVIP SSgA International Index Service Class                           26,512        (1,115)        25,397
LVIP SSgA Large Cap 100 Service Class                                  7,983        (3,068)         4,915
LVIP SSgA S&P 500 Index Standard Class                             1,405,440      (982,768)       422,672
LVIP SSgA S&P 500 Index Service Class                                113,840       (43,963)        69,877
LVIP SSgA Small-Cap Index Standard Class                             468,516      (357,336)       111,180
LVIP SSgA Small-Cap Index Service Class                              140,881       (36,315)       104,566
LVIP SSgA Small-Mid Cap 200 Service Class                             39,111        (6,657)        32,454
LVIP T. Rowe Price Growth Stock Service Class                         50,956       (19,505)        31,451
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class       14,433,227   (15,983,135)    (1,549,908)
LVIP T. Rowe Price Structured Mid-Cap Growth Service Class           163,017       (56,891)       106,126
LVIP Templeton Growth Service Class                                   12,295        (7,801)         4,494
LVIP Turner Mid-Cap Growth Service Class                               7,520        (9,719)        (2,199)
LVIP Wells Fargo Intrinsic Value Standard Class                    8,288,777   (25,773,358)   (17,484,581)
LVIP Wells Fargo Intrinsic Value Service Class                       159,856      (107,767)        52,089
LVIP Wilshire 2010 Profile Standard Class                            278,869      (196,390)        82,479
LVIP Wilshire 2010 Profile Service Class                              73,307       (14,173)        59,134
LVIP Wilshire 2020 Profile Standard Class                            416,391      (194,392)       221,999
LVIP Wilshire 2020 Profile Service Class                             220,426       (47,938)       172,488
LVIP Wilshire 2030 Profile Standard Class                            155,544       (67,622)        87,922
LVIP Wilshire 2030 Profile Service Class                             205,505       (33,667)       171,838
LVIP Wilshire 2040 Profile Standard Class                             87,338       (19,237)        68,101
LVIP Wilshire 2040 Profile Service Class                             246,970       (30,506)       216,464
LVIP SSgA Global Tactical Allocation Standard Class                  365,684      (345,404)        20,280
LVIP SSgA Global Tactical Allocation Service Class                   546,616      (191,946)       354,670
LVIP Wilshire Conservative Profile Standard Class                    758,364      (695,318)        63,046
LVIP Wilshire Conservative Profile Service Class                     472,848      (150,488)       322,360
LVIP Wilshire Moderate Profile Standard Class                      1,018,380      (994,905)        23,475
LVIP Wilshire Moderate Profile Service Class                       1,089,751      (388,236)       701,515
LVIP Wilshire Moderately Aggressive Profile Standard Class           669,252      (842,402)      (173,150)
LVIP Wilshire Moderately Aggressive Profile Service Class          1,050,222      (444,576)       605,646
MFS VIT Core Equity Initial Class                                         --        (1,558)        (1,558)
MFS VIT Total Return Initial Class                                    16,766       (17,216)          (450)
MFS VIT Utilities Initial Class                                   17,960,771   (36,359,303)   (18,398,532)
MFS VIT Utilities Service Class                                      361,642      (156,912)       204,730
NB AMT Mid-Cap Growth I Class                                      9,962,915   (22,049,853)   (12,086,938)
NB AMT Partners I Class                                                  282            --            282
NB AMT Regency I Class                                                    54       (13,171)       (13,117)
PIMCO VIT Commodity Real Return Advisor Class                          3,662          (670)         2,992
Putnam VT Global Health Care Class IB                                    287        (3,046)        (2,759)
WFVT Advantage Intrinsic Value Class 2                                 1,579          (965)           614
WFVT Advantage Large Company Growth Class 2                           10,868        (1,468)         9,400
WFVT Advantage Small Cap Growth Class 2                               11,412        (9,731)         1,681

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 6, 2011

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2010

     Statement of Operations - Year ended December 31, 2010

     Statements of Changes in Net Assets - Years ended December 31, 2010 and
     2009

     Notes to Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2010 and 2009

     Consolidated Statements of Income - Years ended December 31, 2010, 2009, and 2008

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2010, 2009, and 2008

     Consolidated Statements of Cash Flows - Years ended December 31, 2010, 2009, and 2008

     Notes to Consolidated Financial Statements - December 31, 2010

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective
     Amendment No. 15 (File No. 033-25990) filed on April 22, 1999.

(2) Not Applicable.

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4) (a) Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (b) Multi-Fund - Single premium contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August
   22, 1998.

   (c) Multi-Fund 1 - Periodic contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (d) Multi-Fund 2 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (e) Multi-Fund 3 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on August 22, 1998.

   (f) Multi-Fund 4 - Flexible contract incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (g) Contract Rider - Multi-Fund 2 and Multi-Fund 3 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.

   (h) Contract Rider - Multi-Fund 4 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 033-25990) filed on February 28, 1997.

   (i) Variable Annuity Amendment Multi-Fund 1 incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 033-25990) filed on April 11, 2001.

   (j) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.

   (k) I4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 033-25990) filed on October 11, 2002.

   (l) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (m) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (n) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (o) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (p) Roth IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8, 2003.

   (q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 33-25990) filed on April 8, 2003.

   (r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 033-25990) filed on April 8,
   2003.

   (s) Lincoln SmartSecurity Advantage 1 Year Reset Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective No. 15 (File No. 333-18419) filed on May 28, 2004.

   (t) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.

   (u) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (v) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (w) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (x) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (y) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18,
   2006.

   (z) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (aa) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (bb) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 033-25990) filed on December
   21, 2006.

   (cc) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.

   (dd) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ee) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (ff) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.

   (gg) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment no. 26 (File No. 333-63505) filed on April 3, 2009.

   (hh) Variable Annuity Amendment (AR 516 1/09) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 033-25990) filed on April 3, 2009.

   (ii) SmartIncome Rider and Amendment (AE 525 2/09) incorporated herein by reference to Post-Effective Amendment No. 38 (File No. 333-61554) filed on November 20, 2009.

   (jj) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (kk) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (ll) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (mm) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

   (nn) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(5) (a) Deferred Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (b) 403(b) Annuity Application incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

   (c) Application (Form 28316 2/99) incorporated herein by reference to Post-Effective Amendment No. 31 (File No. 033-25990) filed on April 17, 2007.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effectve Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Amended and Restated Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1,
     2010.

     (ii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (iii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (v) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (vi) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (vii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (ix) Putnam Variable Trust incorporated incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (x) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (xi) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

     (xii) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

     (i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (viii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ix) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Jeremy Sachs, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 033-25990) filed on April 24, 1997.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company.

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 11
(File No. 333-145531) filed on August 26, 2010.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio***          Executive Vice President, Chief Administrative Officer and Director
Randal J. Freitag**           Executive Vice President, Chief Financial Officer and Director
Frederick J. Crawford**       Executive Vice President and Director
Mark E. Konen***              Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam, II***        Senior Vice President and Chief Investment Officer
Rise' C.M. Taylor*            Vice President and Treasurer

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2011 there were 362,109 contract owners under Account C.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life

     Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Director
Thomas P. O'Neill*         Vice President and Director
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the

     Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 42 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 6th day of April, 2011.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM)
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 6, 2011.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Administrative Officer and Direc-
------------------------------
                                 tor
Charles C. Cornelio
*                                Executive Vice President and Director
------------------------------
Frederick J. Crawford
*                                Senior Vice President and Chief Investment Officer
------------------------------
C. Phillip Elam II
*                                Executive Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Randal J. Freitag
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Vice President and Director
------------------------------
Keith J. Ryan
*By:/s/ John D. Weber            Pursuant to a Power of Attorney
 ---------------------------
  John D. Weber